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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number      811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:    (713) 626-1919

Date of fiscal year end:    10/31

Date of reporting period:    1/31/18

Item 1. Schedule of Investments.

Invesco All Cap Market Neutral Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	ACMN-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments (a)

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–87.94%

Airlines–0.41%

Copa Holdings, S.A. -Class A (Panama) (b)	3,700	$511,821

Apparel Retail–2.28%

Tailored Brands, Inc. (b)	84,000	2,031,960
Tilly’s Inc. -Class A	53,150	792,998
		2,824,958

Apparel, Accessories & Luxury Goods–1.43%

Michael Kors Holdings Ltd.	26,850	1,772,100

Application Software–0.46%

Datawatch Corp.	19,350	221,558
Upland Software, Inc.	15,000	346,950
		568,508

Auto Parts & Equipment–0.44%

BorgWarner, Inc.	1,350	75,951
Delphi Technologies PLC	3,000	165,690
Stoneridge, Inc.	12,725	309,727
		551,368

Biotechnology–20.82%

Akebia Therapeutics, Inc.	79,400	1,173,532
Arena Pharmaceuticals, Inc.	58,600	2,192,812
BioSpecifics Technologies Corp.	17,800	762,196
ChemoCentryx, Inc.	76,450	714,807
Conatus Pharmaceuicals, Inc.	48,600	270,216
Concert Pharmaceuticals, Inc. (b)	33,800	678,704
CytomX Therapeutics, Inc.	62,100	1,661,175
Emergent Biosolutions, Inc.	40,950	1,997,950
Exelixis, Inc.	16,600	503,146
Halozyme Therapeutics, Inc.	91,450	1,708,286
ImmunoGen, Inc.	208,850	1,917,243
Ionis Pharmaceuticals, Inc.	4,800	252,096
Madrigal Pharmaceuticals, Inc.	13,750	2,040,775
MiMedx Group, Inc.	98,000	1,641,500
Myriad Genetics, Inc. (b)	52,650	1,941,732
Pieris Pharmaceuticals, Inc.	66,650	501,875
PolarityTE, Inc.	10,000	213,000
Protagonist Therapeutics, Inc. (b)	20,150	460,629
Sangamo Therapeutics, Inc.	107,550	2,242,417
Spectrum Pharmaceuticals, Inc. (b)	97,450	2,099,073
Strongbridge Biopharma PLC (b)	38,650	260,888
Verastem, Inc.	60,050	213,178
XOMA Corp. (b)	12,300	404,670
		25,851,900

Broadcasting–0.24%

Beasley Broadcast Group, Inc. -Class A (b)	23,650	296,808

	Shares	Value

Casinos & Gaming–1.63%

Scientific Games Corp.	43,350	$2,022,277

Coal & Consumable Fuels–0.50%

CONSOL Energy, Inc. (b)	4,850	157,286
Hallador Energy Co.	66,300	462,774
		620,060

Commercial Printing–0.41%

Ennis, Inc.	9,300	185,070
Quad/Graphics, Inc.	14,700	325,164
		510,234

Communications Equipment–2.24%

Comtech Telecommunications Corp. (b)	43,500	940,905
Extreme Networks, Inc. (b)	107,700	1,618,731
PC-Tel, Inc.	31,350	224,466
		2,784,102

Computer & Electronics Retail–1.43%

Conn’s, Inc.	48,850	1,626,705
Rent-A-Center, Inc.	13,850	149,995
		1,776,700

Construction Machinery & Heavy Trucks–0.45%

Commercial Vehicle Group, Inc.	45,000	556,650

Consumer Electronics–0.61%

ZAGG, Inc. (b)	45,350	757,345

Consumer Finance–0.08%

Nelnet, Inc. -Class A	1,800	93,798

Data Processing & Outsourced Services–1.07%

Everi Holdings Inc. (b)	127,150	984,141
StarTek, Inc.	14,700	183,750
Syntel, Inc. (b)	6,900	155,595
		1,323,486

Department Stores–0.10%

Dillard’s, Inc. -Class A	1,800	121,608

Diversified Chemicals–0.74%

Huntsman Corp.	26,750	924,748

Diversified Metals & Mining–0.59%

Teck Resources Ltd. -Class B (Canada)	25,350	736,418

Education Services–0.15%

Cambium Learning Group Inc. (b)	26,550	186,381

Electronic Components–0.09%

Bel Fuse, Inc. -Class B	5,450	111,998

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Electronic Equipment & Instruments–2.00%

Control4 Corp.	45,200	$1,225,372
Electro Scientific Industries, Inc. (b)	53,800	1,259,996
		2,485,368

Food Distributors–0.37%

Chefs Warehouse, Inc. (The)	22,400	455,840

Footwear–1.16%

Deckers Outdoor Corp. (b)	15,200	1,302,792
Rocky Brands, Inc.	7,650	131,580
		1,434,372

Health Care Equipment–2.80%

Cutera, Inc.	23,600	1,170,560
Fonar Corp. (b)	9,500	233,225
Novocure Ltd.	92,450	2,075,502
		3,479,287

Health Care Services–2.28%

Psychemedics Corp.	11,350	227,113
RadNet, Inc.	70,800	718,620
Tivity Health, Inc. (b)	48,700	1,887,125
		2,832,858

Health Care Supplies–1.64%

Lantheus Holdings, Inc. (b)	88,400	2,033,200

Health Care Technology–0.83%

Tabula Rasa Healthcare, Inc.	28,900	1,035,487

Homefurnishing Retail–4.15%

Aaron’s, Inc. (b)	24,450	999,761
RH	21,650	2,034,883
Sleep Number Corp.	56,100	2,111,604
		5,146,248

Household Products–0.47%

HRG Group, Inc.	32,300	589,475

Industrial Machinery–1.88%

Harsco Corp.	106,000	1,897,400
LB Foster Co. -Class A (b)	16,050	435,757
		2,333,157

Internet & Direct Marketing Retail–1.42%

PetMed Express, Inc. (b)	38,900	1,758,280

Internet Software & Services–1.53%

Blucora, Inc.	16,650	406,260
Care.com, Inc.	44,850	822,549
QuinStreet, Inc.	72,450	675,958
		1,904,767

IT Consulting & Other Services–0.12%

Teradata Corp.	3,650	147,825

Leisure Facilities–0.22%

Town Sports International Holdings, Inc.	46,900	276,710

	Shares	Value

Leisure Products–0.14%

Johnson Outdoors Inc. -Class A	2,800	$168,756

Marine–0.07%

Genco Shipping & Trading Ltd.	7,000	91,070

Metal & Glass Containers–0.08%

Myers Industries, Inc.	4,700	98,700

Office REITs–0.14%

JBG SMITH Properties	5,250	177,188

Oil & Gas Drilling–2.00%

Diamond Offshore Drilling, Inc.	62,850	1,111,188
Noble Corp. PLC	32,950	154,536
Rowan Cos. PLC -Class A	64,700	952,384
Unit Corp.	10,750	260,472
		2,478,580

Oil & Gas Equipment & Services–0.25%

ION Geophysical Corp.	17,800	312,390

Oil & Gas Exploration & Production–4.08%

Enerplus Corp. (Canada)	127,250	1,445,560
Evolution Petroleum Corp. (b)	66,000	504,900
Kosmos Energy Ltd. (Ghana)	56,350	389,378
Panhandle Oil & Gas, Inc. -Class A	15,997	325,539
W&T Offshore, Inc. (b)	205,100	992,684
Whiting Petroleum Corp. (b)	50,212	1,401,919
		5,059,980

Oil & Gas Refining & Marketing–1.13%

HollyFrontier Corp.	29,250	1,402,830

Oil & Gas Storage & Transportation–0.13%

Overseas Shipholding Group, Inc. -Class A (b)	76,500	161,415

Packaged Foods & Meats–0.36%

Sanderson Farms, Inc.	3,550	450,495

Personal Products–0.62%

Medifast, Inc.	11,200	769,552

Pharmaceuticals–7.66%

Assembly Biosciences, Inc. (b)	31,500	1,486,170
Corcept Therapeutics Inc.	89,550	2,060,993
Innoviva, Inc.	120,800	1,762,472
Intersect ENT, Inc.	46,500	1,736,775
MyoKardia, Inc.	35,150	1,813,740
Supernus Pharmaceuticals Inc.	16,650	650,183
		9,510,333

Real Estate Development–0.39%

Maui Land & Pineapple Co., Inc.	35,100	482,625

Real Estate Services–0.15%

Altisource Asset Management Corp.	2,650	184,440

Reinsurance–0.22%

Third Point Reinsurance Ltd. (Bermuda)	18,950	270,038

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Research & Consulting Services–0.14%

RPX Corp. (b)	12,750	$179,010

Semiconductor Equipment–1.23%

Amtech Systems, Inc.	21,850	219,155
SolarEdge Technologies, Inc. (b)	36,600	1,313,940
		1,533,095

Semiconductors–3.58%

Adesto Technologies Corp.	21,450	141,570
First Solar, Inc.	27,700	1,860,609
Micron Technology, Inc.	47,800	2,089,816
Pixelworks, Inc.	56,950	346,825
		4,438,820

Specialized Consumer Services–2.04%

H&R Block, Inc. (b)	10,400	276,016
Liberty Tax, Inc.	4,950	50,985
Weight Watchers International, Inc.	34,350	2,208,361
		2,535,362

Specialized REITs–0.86%

CoreCivic, Inc.	45,850	1,064,179

Technology Distributors–1.23%

Systemax, Inc.	49,200	1,527,660

Thrifts & Mortgage Finance–2.23%

Charter Financial Corp. (b)	5,900	113,457
Federal Agricultural Mortgage Corp. -Class C (b)	19,550	1,568,887
FS Bancorp, Inc. (b)	2,300	131,905
Walker & Dunlop, Inc. (b)	20,550	954,548
		2,768,797

	Shares	Value

Tobacco–0.16%

Alliance One International, Inc. (b)	15,050	$197,908

Trading Companies & Distributors–2.01%

CAI International, Inc.	7,150	202,059
H&E Equipment Services, Inc.	1,550	61,039
Textainer Group Holdings Ltd. (b)	75,100	1,839,950
Titan Machinery, Inc.	18,550	398,639
		2,501,687
Total Common Stocks & Other Equity Interests (Cost $92,833,520)		109,181,052

Money Market Funds–10.29%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (c)	4,471,017	4,471,017
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (c)	3,193,015	3,193,654
Invesco Treasury Portfolio – Institutional Class, 1.22% (c)	5,109,734	5,109,734
Total Money Market Funds (Cost $12,774,339)		12,774,405
TOTAL INVESTMENTS IN SECURITIES–98.23% (Cost $105,607,859)		121,955,457
OTHER ASSETS LESS LIABILITIES–1.77%		2,197,091
NET ASSETS–100.00%		$124,152,548

Investment Abbreviations:

REIT       — Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

Open Over-The-Counter Total Return Swap Agreements – Equity Risk
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value		Unrealized Appreciation		Net Value of Reference Entities
Equity Securities – Short	Morgan Stanley & Co. LLC	04/24/2019	Federal Funds floating rate	Monthly	$(111,805,483)	$—	$3,326,724	(2)	$3,326,724	(2)	$(108,451,168)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and receives a specific Federal Funds floating rate.

(2)	Amount includes $(27,591) of dividends payable and financing fees related to the reference entities.

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC, as of January 31, 2018.

	Shares	Value	Percentage of Reference Entities

Equity Securities – Short

Aerospace & Defense

KeyW Holding Corp. (The)	(74,150)	$(496,805)	(0.45)
Wesco Aircraft Holdings, Inc.	(75,000)	(536,250)	(0.50)
		(1,033,055)

Airlines

Spirit Airlines, Inc.	(6,400)	(269,568)	(0.25)

Apparel Retail

Genesco, Inc.	(29,600)	(1,031,560)	(0.98)

Apparel, Accessories & Luxury Goods

G-III Apparel Group, Ltd.	(21,450)	(801,157)	(0.74)
Under Armour, Inc.-Class A	(73,050)	(1,012,473)	(0.95)
Under Armour, Inc.-Class C	(46,650)	(599,453)	(0.55)
		(2,413,083)

Application Software

Asure Software, Inc.	(17,900)	(272,080)	(0.25)
Digimarc Corp.	(16,200)	(500,580)	(0.52)
Ellie Mae, Inc.	(15,100)	(1,411,850)	(1.31)
SITO Mobile Ltd.	(30,600)	(185,130)	(0.18)
		(2,369,640)

Asset Management & Custody Banks

Safeguard Scientifics, Inc.	(6,900)	(86,250)	(0.08)

Automobile Manufacturers

Tesla, Inc.	(4,900)	(1,736,119)	(1.54)

Automotive Retail

Advance Auto Parts, Inc.	(13,600)	(1,591,064)	(1.44)
Monro, Inc.	(8,200)	(463,300)	(0.45)
		(2,054,364)

Biotechnology

ACADIA Pharmaceuticals Inc.	(52,450)	(1,568,779)	(1.36)
Adamas Pharmaceuticals, Inc.	(33,150)	(1,254,396)	(1.21)
Advaxis, Inc.	(60,650)	(179,524)	(0.16)
Agios Pharmaceuticals, Inc.	(16,800)	(1,323,168)	(1.18)
Alder Biopharmaceuticals, Inc.	(93,100)	(1,317,365)	(1.35)
Aldeyra Therapeutics, Inc.	(27,450)	(205,189)	(0.18)
Ardelyx, Inc.	(35,950)	(260,637)	(0.24)
Atara Biotherapeutics, Inc.	(20,450)	(773,010)	(0.61)
Bellicum Pharmaceuticals, Inc.	(46,400)	(282,112)	(0.35)
bluebird bio, Inc.	(8,400)	(1,721,160)	(1.46)
Cara Therapeutics, Inc.	(8,700)	(127,629)	(0.10)
Cascadian Therapeutics, Inc.	(12,100)	(121,726)	(0.05)
Coherus Biosciences, Inc.	(86,150)	(870,115)	(0.89)
Corbus Pharmaceuticals Holdings, Inc.	(82,100)	(615,750)	(0.65)
Eiger BioPharmaceuticals, Inc.	(11,400)	(98,610)	(0.09)
Flexion Therapeutics, Inc.	(55,850)	(1,261,651)	(1.16)
Heron Therapeutics, Inc.	(69,350)	(1,501,427)	(1.45)
Intercept Pharmaceuticals, Inc.	(10,950)	(679,995)	(0.61)

	Shares	Value	Percentage of Reference Entities

Biotechnology–(continued)

Intrexon Corp.	(58,250)	$(757,250)	(0.74)
La Jolla Pharmaceutical Co.	(20,375)	(698,048)	(0.59)
Novavax, Inc.	(119,000)	(240,380)	(0.23)
Oncocyte Corp.	(9,100)	(37,310)	(0.04)
OncoMed Pharmaceuticals, Inc.	(51,550)	(128,875)	(0.13)
Radius Health, Inc.	(43,500)	(1,638,210)	(1.50)
Sage Therapeutics, Inc.	(9,150)	(1,736,670)	(1.51)
Sarepta Therapeutics, Inc.	(24,850)	(1,628,669)	(1.46)
T2 Biosystems, Inc.	(49,850)	(246,758)	(0.23)
TESARO, Inc.	(24,350)	(1,642,651)	(1.48)
Tyme Technologies, Inc.	(51,535)	(224,693)	(0.21)
Ultragenyx Pharmaceutical Inc.	(21,300)	(1,136,355)	(1.03)
		(24,278,112)

Casinos & Gaming

Empire Resorts, Inc.	(2,550)	(74,077)	(0.06)

Communications Equipment

Infinera Corp.	(149,500)	(967,265)	(0.90)
Lumentum Holdings, Inc.	(27,450)	(1,270,935)	(1.11)
		(2,238,200)

Construction Machinery & Heavy Trucks

Wabtec Corp./DE	(20,500)	(1,661,320)	(1.51)

Distributors

Core-Mark Holding Co., Inc.	(51,750)	(1,143,157)	(1.10)

Diversified Chemicals

LSB Industries, Inc.	(39,900)	(338,751)	(0.32)

Diversified Metals & Mining

Compass Minerals International, Inc.	(15,100)	(1,100,790)	(1.00)

Diversified Support Services

Ritchie Bros. Auctioneers Inc.	(33,200)	(1,079,664)	(0.93)

Electrical Components & Equipment

American Superconductor Corp.	(27,275)	(142,103)	(0.12)
Revolution Lighting Technologies, Inc.	(30,200)	(107,210)	(0.09)
Sunrun Inc.	(158,750)	(1,004,887)	(0.86)
Vivint Solar, Inc.	(59,300)	(204,585)	(0.19)
		(1,458,785)

Electronic Equipment & Instruments

Iteris, Inc.	(22,000)	(148,720)	(0.13)

Electronic Manufacturing Services

Fabrinet	(46,000)	(1,141,260)	(1.07)
Maxwell Technologies, Inc.	(55,150)	(319,319)	(0.29)
		(1,460,579)

Environmental & Facilities Services

Aqua Metals, Inc.	(32,500)	(59,150)	(0.06)
Team, Inc.	(43,500)	(739,500)	(0.69)
		(798,650)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities

Food Retail

Natural Grocers by Vitamin Cottage, Inc.	(21,900)	$(188,340)	(0.17)

General Merchandise Stores

Fred’s, Inc. -Class A	(23,300)	(77,123)	(0.08)
Tuesday Morning Corp.	(65,250)	(189,225)	(0.19)
		(266,348)

Health Care Equipment

ConforMIS Inc.	(65,100)	(90,489)	(0.14)
CytoSorbents Corp.	(38,000)	(288,800)	(0.26)
DexCom, Inc.	(29,000)	(1,687,800)	(1.43)
GenMark Diagnostics Inc.	(48,300)	(262,752)	(0.24)
Invacare Corp.	(48,850)	(898,840)	(0.75)
Invuity, Inc.	(22,050)	(114,660)	(0.11)
Nevro Corp.	(13,250)	(1,063,445)	(0.95)
NuVasive, Inc.	(22,700)	(1,109,349)	(1.06)
Oxford Immunotec Global PLC	(36,950)	(428,990)	(0.39)
Pulse Biosciences, Inc.	(23,800)	(482,664)	(0.47)
ViewRay Inc.	(100,300)	(895,679)	(0.81)
Viveve Medical, Inc.	(26,000)	(111,800)	(0.11)
		(7,435,268)

Health Care Facilities

Surgery Partners, Inc.	(72,550)	(1,128,152)	(0.99)

Health Care Supplies

Cerus Corp.	(110,750)	(490,623)	(0.42)
Endologix, Inc.	(120,600)	(499,284)	(0.47)
		(989,907)

Heavy Electrical Equipment

Babcock & Wilcox Enterprises, Inc.	(65,500)	(425,750)	(0.35)

Hotels, Resorts & Cruise Lines

Red Lion Hotels Corp.	(9,400)	(98,230)	(0.10)

Household Products

Orchids Paper Products Co.	(14,400)	(216,864)	(0.20)

Housewares & Specialties

Newell Brands Inc.	(66,550)	(1,759,582)	(1.81)

Industrial Machinery

ExOne Co. (The)	(23,900)	(234,698)	(0.22)

Integrated Telecommunication Services

IDT Corp. -Class B	(36,450)	(396,211)	(0.36)

Internet & Direct Marketing Retail

Duluth Holdings, Inc. -Class B	(48,300)	(850,563)	(0.80)
Lands End, Inc.	(48,750)	(819,000)	(0.87)
Wayfair, Inc. -Class A	(18,050)	(1,660,780)	(1.46)
		(3,330,343)

Internet Software & Services

Liquidity Services, Inc.	(48,450)	(232,560)	(0.21)
Pandora Media, Inc.	(111,000)	(530,580)	(0.41)
		(763,140)

	Shares	Value	Percentage of Reference Entities

Life Sciences Tools & Services

Pacific Biosciences of California, Inc.	(12,450)	$(35,358)	(0.03)

Movies & Entertainment

AMC Entertainment Holdings, Inc. -Class A	(9,650)	(123,520)	(0.11)
Global Eagle Entertainment Inc.	(111,300)	(321,657)	(0.21)
IMAX Corp.	(28,650)	(568,702)	(0.51)
		(1,013,879)

Oil & Gas Equipment & Services

Basic Energy Services, Inc.	(5,300)	(103,297)	(0.11)
Frank’s International N.V.	(50,000)	(346,000)	(0.34)
Key Energy Services, Inc.	(30,000)	(444,300)	(0.46)
US Silica Holdings, Inc.	(36,050)	(1,200,105)	(1.22)
		(2,093,702)

Oil & Gas Exploration & Production

Callon Petroleum Co.	(90,700)	(1,029,445)	(1.04)
Contango Oil & Gas Co.	(41,100)	(168,510)	(0.16)
Gulfport Energy Corp.	(57,850)	(588,335)	(0.65)
Lilis Energy, Inc.	(75,300)	(323,790)	(0.34)
Resolute Energy Corp.	(32,750)	(1,110,880)	(1.05)
Sanchez Energy Corp.	(92,650)	(458,617)	(0.45)
SM Energy Co.	(49,400)	(1,153,490)	(1.17)
		(4,833,067)

Oil & Gas Refining & Marketing

Amyris, Inc.	(64,100)	(314,090)	(0.29)
Green Plains, Inc.	(61,300)	(1,072,750)	(1.00)
		(1,386,840)

Oil & Gas Storage & Transportation

Frontline Ltd. (Bermuda)	(93,750)	(431,250)	(0.41)
Nordic American Tankers Ltd.	(15,050)	(34,766)	(0.04)
		(466,016)

Personal Products

Coty Inc. -Class A	(82,050)	(1,609,001)	(1.53)
Revlon, Inc. -Class A	(12,300)	(252,150)	(0.25)
		(1,861,151)

Pharmaceuticals

Adamis Pharmaceuticals Corp.	(47,950)	(175,017)	(0.18)
Aerie Pharmaceuticals, Inc.	(16,850)	(924,223)	(0.90)
Axsome Therapeutics, Inc.	(36,300)	(101,640)	(0.10)
Collegium Pharmaceutical, Inc.	(50,550)	(1,205,112)	(1.10)
Medicines Co. (The)	(31,600)	(1,046,908)	(0.81)
Ocular Therapeutix, Inc.	(39,700)	(217,159)	(0.23)
Paratek Pharmaceuticals, Inc.	(47,200)	(719,800)	(0.68)
Prestige Brands Holdings, Inc.	(16,100)	(673,463)	(0.65)
Reata Pharmaceuticals, Inc. -Class A	(38,850)	(1,107,225)	(1.04)
TherapeuticsMD, Inc.	(135,450)	(796,446)	(0.78)
WaVe Life Sciences Ltd.	(41,350)	(1,654,000)	(1.46)
		(8,620,993)

Real Estate Operating Companies

Trinity Place Holdings, Inc.	(9,400)	(63,544)	(0.06)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities

Regional Banks

Bank of California, Inc.	(3,850)	$(75,845)	(0.07)
MidSouth Bancorp, Inc.	(24,200)	(342,430)	(0.32)
United Bankshares, Inc.	(4,150)	(152,720)	(0.14)
		(570,995)

Reinsurance

Maiden Holdings Ltd.	(125,850)	(887,242)	(0.86)

Research & Consulting Services

Cogint, Inc.	(86,400)	(315,360)	(0.34)

Restaurants

Chipotle Mexican Grill, Inc.	(5,100)	(1,656,276)	(1.51)
Fiesta Restaurant Group, Inc.	(17,650)	(338,880)	(0.31)
Habit Restaurants, Inc. (The)-Class A	(37,400)	(327,250)	(0.30)
Jamba, Inc.	(6,950)	(54,210)	(0.06)
Noodles & Co.	(60,200)	(355,180)	(0.31)
Papa John’s International, Inc.	(15,300)	(992,817)	(0.93)
Shake Shack Inc.-Class A	(1,350)	(59,009)	(0.05)
Zoe’s Kitchen, Inc.	(28,450)	(418,784)	(0.39)
		(4,202,406)

Retail REITs

CBL & Associates Properties, Inc.	(137,300)	(763,388)	(0.70)
Pennsylvania Real Estate Investment Trust	(103,950)	(1,160,082)	(1.11)
		(1,923,470)

Semiconductor Equipment

CyberOptics Corp.	(9,150)	(139,538)	(0.14)
PDF Solutions, Inc.	(47,500)	(649,800)	(0.62)
		(789,338)

Semiconductors

Advanced Micro Devices Inc.	(130,200)	(1,788,948)	(1.47)
Impinj, Inc.	(31,150)	(696,825)	(0.71)
Inphi Corp.	(25,150)	(751,231)	(0.69)
MACOM Technology Solutions Holdings, Inc.	(28,650)	(891,015)	(0.84)
NeoPhotonics Corp.	(63,200)	(354,552)	(0.38)
SunPower Corp.	(19,000)	(150,670)	(0.15)
		(4,633,241)

Soft Drinks

Celsius Holdings, Inc.	(7,750)	(43,710)	(0.04)

Specialized Finance

On Deck Capital, Inc.	(91,600)	(412,200)	(0.38)

Specialty Chemicals

Codexis, Inc.	(20,250)	(174,150)	(0.15)
Flotek Industries, Inc.	(79,600)	(437,800)	(0.41)
		(611,950)

Specialty Stores

Barnes & Noble, Inc.	(109,500)	(514,650)	(0.48)
Big 5 Sporting Goods Corp.	(31,900)	(180,235)	(0.18)
Dicks Sporting Goods Inc.	(46,850)	(1,473,901)	(1.40)
MarineMax, Inc.	(37,050)	(850,297)	(0.67)

	Shares	Value	Percentage of Reference Entities

Specialty Stores–(continued)

Ulta Beauty Inc.	(7,400)	$(1,643,540)	(1.52)
Vitamin Shoppe, Inc.	(35,750)	(151,938)	(0.14)
		(4,814,561)

Systems Software

SecureWorks Corp. -Class A	(47,850)	(463,188)	(0.40)

Technology Distributors

PCM Inc.	(17,500)	(154,875)	(0.14)

Technology Hardware, Storage & Peripherals

3D Systems Corp.	(48,650)	(498,176)	(0.44)
Diebold Nixdorf, Inc.	(33,100)	(610,695)	(0.53)
Immersion Corp.	(44,950)	(466,581)	(0.38)
		(1,575,452)

Thrifts & Mortgage Finance

Meta Financial Group, Inc.	(14,350)	(1,678,950)	(1.35)

Trading Companies & Distributors

EnviroStar, Inc.	(6,350)	(243,205)	(0.22)
Huttig Building Products, Inc.	(29,300)	(206,858)	(0.19)
NOW Inc.	(46,000)	(542,340)	(0.52)
		(992,403)
Total Equity Securities - Short		$(108,451,168)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco All Cap Market Neutral Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Invesco All Cap Market Neutral Fund

D.	Foreign Currency Translations – (continued)

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government

Invesco All Cap Market Neutral Fund

F.	Swap Agreements – (continued)

regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

G.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
H.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$109,181,052	$—	$—	$109,181,052
Money Market Funds	12,774,405	—	—	12,774,405
Total Investments in Securities	121,955,457	—	—	121,955,457
Other Investments – Assets*
Swap Agreements	—	3,326,724	—	3,326,724
Total Investments	$121,955,457	$3,326,724	$—	$125,282,181
*	Unrealized appreciation.

Invesco All Cap Market Neutral Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master

Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

Derivative Assets	Value
Equity Risk
Unrealized appreciation on swap agreements—OTC	$3,326,724
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$3,326,724

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(15,822,762)
Change in Net Unrealized Appreciation:
Swap agreements	2,470,425
Total	$(13,352,337)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$112,524,736

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund
Quarterly Schedule of Portfolio Holdings January 31, 2018

invesco.com/us	IBRA-QTR-1 03/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–33.16%

U.S. Treasury Bills–13.04%(a)

U.S. Treasury Bills	1.11%	02/08/2018	$ 62,700,000	$ 62,685,316
U.S. Treasury Bills	1.12%	02/08/2018	150,000,000	149,964,870
U.S. Treasury Bills	1.45%	06/14/2018	260,000,000	258,554,816
U.S. Treasury Bills	1.56%	07/05/2018	161,000,000	159,923,232
				631,128,234

U.S. Treasury Notes–20.12%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate) (b)	1.44%	01/31/2020	390,000,000	390,000,000
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%) (b)	1.61%	07/31/2018	237,520,000	237,781,129
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.19%) (b)	1.30%	04/30/2018	346,240,000	346,453,907
				974,235,036
Total U.S. Treasury Securities (Cost $1,604,948,777)				1,605,363,270

		Expiration Date

Commodity-Linked Securities–3.55%

Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2) (Canada) (c)		09/24/2018	70,700,000	76,882,955
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 05 Excess Return Index) (c)		09/03/2018	96,500,000	94,941,010
Total Commodity-Linked Securities (Cost $167,200,000)				171,823,965

			Shares

Money Market Funds–58.39%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (d)			948,981,350	948,981,350
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (d)			268,834,314	268,888,081
Invesco Treasury Obligations Portfolio – Institutional Class, 1.19% (d)			1,000,000,000	1,000,000,000
Invesco Treasury Portfolio – Institutional Class, 1.22% (d)			430,177,543	430,177,543
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class, 1.50% (d)			179,279,137	179,279,137
Total Money Market Funds (Cost $2,827,299,301)				2,827,326,111
TOTAL INVESTMENTS IN SECURITIES–95.10% (Cost $4,599,448,078)				4,604,513,346
OTHER ASSETS LESS LIABILITIES–4.90%				237,371,345
NET ASSETS–100.00%				$ 4,841,884,691

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(e)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	1,375	September-2018	$ 92,276,250	$ 3,543,256	$ 3,543,256
Gasoline Reformulated Blendstock Oxygenate Blending	1,940	March-2018	154,298,676	2,478,985	2,478,985
Heating Oil	677	April-2018	58,423,340	9,480,768	9,480,768
Silver	1,750	March-2018	150,858,750	364,559	364,559
WTI Crude	1,072	July-2018	68,104,160	4,155,324	4,155,324
Subtotal—Commodity Risk				20,022,892	20,022,892
Dow Jones EURO STOXX 50 Index	8,450	March-2018	377,664,300	2,173,883	2,173,883
E-Mini Russell 2000 Index	3,230	March-2018	254,524,000	9,570,752	9,570,752
E-Mini S&P 500 Index	2,060	March-2018	291,057,400	20,016,452	20,016,452
FTSE 100 Index	3,615	March-2018	383,249,525	2,534,621	2,534,621
Hang Seng Index	1,500	February-2018	314,895,303	(1,295,378)	(1,295,378)
Tokyo Stock Price Index	2,430	March-2018	409,451,772	13,876,728	13,876,728
Subtotal—Equity Risk				46,877,058	46,877,058
Australia 10 Year Bonds	5,870	March-2018	603,515,982	(11,583,810)	(11,583,810)
Canada 10 Year Bonds	8,360	March-2018	898,733,984	(29,168,278)	(29,168,278)
Euro Bonds	2,155	March-2018	424,912,190	(11,004,354)	(11,004,354)
Long Gilt	3,205	March-2018	555,793,062	(9,760,961)	(9,760,961)
U.S. Treasury Long Bonds	2,750	March-2018	406,484,375	(14,901,341)	(14,901,341)
Subtotal—Interest Rate Risk				(76,418,744)	(76,418,744)
Total Futures Contracts				$ (9,518,794)	$ (9,518,794)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(f)
Counterparty	Pay/ Receive	Reference Entity(g)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	167,300	October-2018	$96,204,811	$ —	$ 467,905	$ 467,905
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1719 Excess Return Index	0.45	Monthly	378,000	July-2018	97,060,950	—	634,549	634,549
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index	0.55	Monthly	475,000	July-2018	44,606,633	—	283,147	283,147
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	126,000	July-2018	103,511,495	—	0	0
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	74,300	January-2019	68,903,078	—	0	0
J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	654,000	October-2018	70,700,735	—	327,916	327,916
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	11,500	September-2018	7,942,798	—	0	0
Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	173,000	September-2018	21,113,837	—	0	0
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	521,000	June-2018	88,678,576	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	1,130,000	November-2018	49,663,342	—	0	0
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	564,000	October-2018	66,658,878	—	585,488	585,488
Subtotal—Appreciation—Commodity Risk								—	2,299,005	2,299,005
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	1,077,000	April-2018	97,117,721	—	(379,643)	(379,643)
Goldman Sachs International	Receive	Goldman Sachs Alpha Basket B823 Excess Return Strategy	0.40	Monthly	1,195,000	July-2018	97,954,998	—	(88,323)	(88,323)
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	250,000	April-2018	63,751,225	—	(394,000)	(394,000)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	760,000	December-2018	45,590,576	—	(456,988)	(456,988)
Subtotal—Commodity Risk								—	(1,318,954)	(1,318,954)
Goldman Sachs International	Receive	Hang Seng Index Futures	—	Monthly	285	February-2018	59,830,108	—	(242,379)	(242,379)
Subtotal—Equity Risk								—	(242,379)	(242,379)
Subtotal—Depreciation								—	(1,561,333)	(1,561,333)
Total—Total Return Swap Agreements								$—	$ 737,672	$ 737,672

Investments Abbreviations:

EMTN       —   European Medium-Term Notes

Index Information:

Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index	—	a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

RBC Enhanced Agricultural Basket 05 Excess Return Index	—	a commodity index composed of futures contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2018.

(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $171,823,965, which represented 3.55% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

(e)	Futures contracts collateralized by $177,720,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.

(f)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

(g)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts

	Copper	100.00%

Barclays Commodity Strategy 1719 Excess Return Index
	Long Futures Contracts

	Cocoa	0.17%

	Coffee ‘C’	5.28

	Corn	7.70

	Cotton No. 2	18.88

	Lean Hogs	0.52

	Live Cattle	1.24

	Soybean Meal	18.81

	Soybean Oil	4.79

	Soybeans	18.38

	Sugar No. 11	19.42

	Wheat	4.81

	Total	100.00%

Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index
	Long Futures Contracts

	Cocoa	0.17%

	Coffee ‘C’	5.28

	Corn	7.70

	Cotton No. 2	18.88

	Lean Hogs	0.52

	Live Cattle	1.24

	Soybean Meal	18.81

	Soybean Oil	4.79

	Soybeans	18.38

	Sugar No. 11	19.42

	Wheat	4.81

	Total	100.00%

Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts

	Cocoa	0.17%

	Coffee ‘C’	5.28

	Corn	7.70

	Cotton No. 2	18.88

	Lean Hogs	0.52

	Live Cattle	1.24

	Soybean Meal	18.81

	Soybean Oil	4.79

	Soybeans	18.38

	Sugar No. 11	19.42

	Wheat	4.81

	Total	100.00%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Reference Entity Components - (continued)

Single Commodity Index Excess Return
	Long Futures Contracts

	Gold	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts

	Copper	100.00%

MLCX Aluminum Annual Excess Return Index
	Long Futures Contracts

	Aluminum	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts

	Gold	100.00%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Natural Gas	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts

	Aluminum	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100.00%

Goldman Sachs Alpha Basket B823 Excess Return Strategy
	Long Futures Contracts

	Cocoa	0.17%

	Coffee ‘C’	5.28

	Corn	7.70

	Cotton No. 2	18.88

	Lean Hogs	0.52

	Live Cattle	1.24

	Soybean Meal	18.81

	Soybean Oil	4.79

	Soybeans	18.38

	Sugar No. 11	19.42

	Wheat	4.81

	Total	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100.00%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts

	Aluminum	100.00%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high

Invesco Balanced-Risk Allocation Fund

A.	Security Valuations – (continued)

inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Invesco Balanced-Risk Allocation Fund

D.	Structured Securities – (continued)

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and

Invesco Balanced-Risk Allocation Fund

G.	Futures Contracts – (continued)

the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
J.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Balanced-Risk Allocation Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$1,605,363,270	$—	$1,605,363,270
Commodity-Linked Securities	—	171,823,965	—	171,823,965
Money Market Funds	2,827,326,111	—	—	2,827,326,111
Total Investments in Securities	2,827,326,111	1,777,187,235	—	4,604,513,346
Other Investments – Assets*
Futures Contracts	68,195,328	—	—	68,195,328
Swap Agreements	—	2,299,005	—	2,299,005
	68,195,328	2,299,005	—	70,494,333
Other Investments – Liabilities*
Futures Contracts	(77,714,122)	—	—	(77,714,122)
Swap Agreements	—	(1,561,333)	—	(1,561,333)
	(77,714,122)	(1,561,333)	—	(79,275,455)
Total Other Investments	(9,518,794)	737,672	—	(8,781,122)
Total Investments	$2,817,807,317	$1,777,924,907	$—	$4,595,732,224
*	Unrealized appreciation (depreciation).

Invesco Balanced-Risk Allocation Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

Derivative Assets	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$20,022,892	$48,172,436	$—	$68,195,328
Unrealized appreciation on swap agreements—OTC	2,299,005	—	—	2,299,005
Total Derivative Assets	22,321,897	48,172,436	—	70,494,333
Derivatives not subject to master netting agreements	(20,022,892)	(48,172,436)	—	(68,195,328)
Total Derivative Assets subject to master netting agreements	$2,299,005	$—	$—	$2,299,005

Derivative Liabilities	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$—	$(1,295,378)	$(76,418,744)	$(77,714,122)
Unrealized depreciation on swap agreements—OTC	(1,318,954)	(242,379)	—	(1,561,333)
Total Derivative Liabilities	(1,318,954)	(1,537,757)	(76,418,744)	(79,275,455)
Derivatives not subject to master netting agreements	—	1,295,378	76,418,744	77,714,122
Total Derivative Liabilities subject to master netting agreements	$(1,318,954)	$(242,379)	$—	$(1,561,333)

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$46,558,387	$145,755,224	$(1,039,445)	$191,274,166
Swap agreements	30,699,643	11,002,073	(1,127,487)	40,574,229
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(3,829,814)	(47,622,991)	(55,451,384)	(106,904,189)
Swap agreements	605,781	(140,420)	-	465,361
Total	$74,033,997	$108,993,886	$(57,618,316)	$125,409,567

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$5,593,177,902	$1,105,397,204

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund
Quarterly Schedule of Portfolio Holdings January 31, 2018

invesco.com/us	BRCS-QTR-1 03/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–29.81%

U.S. Treasury Bills–13.56%(a)

U.S. Treasury Bills(b)	1.11%	02/08/2018	$59,740,000	$59,726,009
U.S. Treasury Bills(b)	1.18%	02/08/2018	5,400,000	5,398,735
U.S. Treasury Bills	1.45%	06/14/2018	43,000,000	42,760,989
U.S. Treasury Bills	1.56%	07/05/2018	25,650,000	25,478,453
				133,364,186

U.S. Treasury Notes–16.25%(c)

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	1.44%	01/31/2020	62,880,000	62,880,000
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)	1.61%	07/31/2018	43,910,000	43,958,275
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.19%)	1.30%	04/30/2018	53,010,000	53,042,749
				159,881,024
Total U.S. Treasury Securities (Cost $293,174,744)				293,245,210

		Expiration Date

Commodity-Linked Securities–6.51%

Barclays Bank PLC (United Kingdom), U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (d)		07/19/2018	21,150,000	35,772,109
International Bank for Reconstruction and Development, 6 month USD LIBOR rate minus 0.60% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 2)		04/26/2018	20,000,000	28,226,354
Total Commodity-Linked Securities (Cost $41,150,000)				63,998,463

			Shares

Exchange-Traded Fund–0.89%

PowerShares DB Gold Fund (Cost $11,674,831) (e)			205,000	8,745,300

Money Market Funds–52.12%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (f)			168,250,479	168,250,479
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (f)			100,059,438	100,079,450
Invesco Treasury Portfolio – Institutional Class, 1.22% (f)			160,111,404	160,111,404
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class, 1.50% (f)			84,161,916	84,161,916
Total Money Market Funds (Cost $512,593,568)				512,603,249
TOTAL INVESTMENTS IN SECURITIES–89.33% (Cost $858,593,143)				878,592,222
OTHER ASSETS LESS LIABILITIES–10.67%				104,901,632
NET ASSETS–100.00%				$983,493,854

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Coffee C	306	March-2018	$ 13,982,288	$ (998,817)	$ (998,817)
Corn	860	July-2018	16,221,750	50,190	50,190
Cotton No. 2	994	March-2018	38,408,160	4,046,508	4,046,508
Lean Hogs	111	April-2018	3,207,900	(105,893)	(105,893)
LME Nickel	128	March-2018	10,429,056	758,641	758,641
LME Zinc	195	April-2018	17,277,000	940,233	940,233
NYH RBOB Gasoline (Globex)	830	March-2018	66,014,382	999,911	999,911
Soybean	662	July-2018	33,637,875	215,138	215,138
Wheat	750	July-2018	17,962,500	343,974	343,974
Subtotal—Long				6,249,885	6,249,885

Short Futures Contracts
Cocoa	47	May-2018	(949,400)	(49,826)	(49,826)
Total Futures Contracts—Commodity Risk				$6,200,059	$6,200,059

Open Over-The-Counter Total Return Swap Agreements (g)
Counterparty	Pay/ Receive	Reference Entity (h)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.30%	Monthly	124,500	May-2018	$34,801,024	$—	$ 958,887	$ 958,887
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	54,400	March-2018	15,686,240	—	150,780	150,780
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.30	Monthly	65,200	January-2019	73,967,705	—	462,724	462,724
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	452,500	October-2018	48,917,558	—	226,884	226,884
Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34	Monthly	142,800	January-2019	24,995,941	—	101,274	101,274
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	288,900	June-2018	49,173,207	—	0	0
Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	26,500	September-2018	3,234,200	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	60,900	September-2018	42,062,296	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	612,000	November-2018	26,897,314	—	0	0
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	111,500	April-2018	16,741,291	—	185,458	185,458
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	95,700	March-2018	31,147,441	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Copper LME 01 Excess Return Index	0.28	Monthly	25,700	June-2018	16,734,393	—	0	0
Royal Bank of Canada	Receive	RBC Gold E0 Excess Return Index	0.12	Monthly	23,300	August-2018	8,194,330	—	0	0
Subtotal—Appreciation								—	2,086,007	2,086,007
Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37	Monthly	97,500	January-2019	27,343,787	—	(614,026)	(614,026)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	20,500	January-2019	2,724,030	—	(25,791)	(25,791)
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	468,000	April-2018	42,201,572	—	(164,970)	(164,970)
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	876,000	October-2018	38,428,202	—	(422,942)	(422,942)
Goldman Sachs International	Receive	Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index	0.37	Monthly	196,900	March-2018	41,692,650	—	(4,065,316)	(4,065,316)
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	47,900	April-2018	12,214,735	—	(75,490)	(75,490)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,225,000	December-2018	73,484,810	—	(736,592)	(736,592)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	346,000	December-2018	70,539,435	—	(1,497,661)	(1,497,661)
Subtotal—Depreciation								—	(7,602,788)	(7,602,788)
Total Swap Agreements—Commodity Risk								$—	$(5,516,781)	$(5,516,781)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Investment Abbreviations:
Barclays Diversified Energy-Metals Total Return Index

—a basketof indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.

LIBOR	—London Interbank Offered Rate

USD	—U.S. Dollar

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2018.

(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2018 represented 3.64% of the Fund’s Net Assets.

(e)	Affiliated company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

(g)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

(h)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Barclays Soybeans Seasonal Excess Return Index
	Long Futures Contracts

	Soybeans	100%

Barclays WTI Crude Roll Yield Excess Return Index
	Long Futures Contracts

	WTI Crude	100%

S&P GSCI Soybean Meal Excess Return Index
	Long Futures Contracts

	Soybean Meal	100%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100%

Modified Macquarie Single Commodity Sugar type A Excess Return Index
	Long Futures Contracts

	Sugar	100%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts

	Gold	100%

MLCX Aluminum Annual Excess Return Index
	Long Futures Contracts

	Aluminum	100%

MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts

	Copper	100%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Natural Gas	100%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components – (continued)

Reference Entity	Underlying Components	Percentage

MS Soybean Oil Dynamic Roll Index
	Long Futures Contracts

	Soybean Oil	100%

RBC Enhanced Brent Crude Oil 01 Excess Return Index
	Long Futures Contracts

	Brent Crude	100%

RBC Enhanced Copper LME 01 Excess Return Index
	Long Futures Contracts

	Copper	100%

RBC Gold E0 Excess Return Index
	Long Futures Contracts

	Gold	100%

Barclays Heating Oil Roll Yield Excess Return Index
	Long Futures Contracts

	Heating Oil	100%

Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts

	Live Cattle	100%

CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index
	Long Futures Contracts

	Cotton No.2	100%

Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts

	Sugar	100%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts

	Aluminum	100%

Macquarie Single Commodity Silver type A Excess Return Index
	Long Futures Contracts

	Silver	100%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

Invesco Balanced-Risk Commodity Strategy Fund

A.	Security Valuations – (continued)

Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

Invesco Balanced-Risk Commodity Strategy Fund

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

Invesco Balanced-Risk Commodity Strategy Fund

F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

G.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Balanced-Risk Commodity Strategy Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$293,245,210	$—	$293,245,210
Commodity-Linked Securities	—	63,998,463	—	63,998,463
Exchange-Traded Fund	8,745,300	—	—	8,745,300
Money Market Funds	512,603,249	—	—	512,603,249
Total Investments in Securities	521,348,549	357,243,673	—	878,592,222
Other Investments – Assets*
Futures Contracts	7,354,595	—	—	7,354,595
Swap Agreements	—	2,086,007	—	2,086,007
	7,354,595	2,086,007	—	9,440,602
Other Investments – Liabilities*
Futures Contracts	(1,154,536)	—	—	(1,154,536)
Swap Agreements	—	(7,602,788)	—	(7,602,788)
	(1,154,536)	(7,602,788)	—	(8,757,324)
Total Other Investments	6,200,059	(5,516,781)	—	683,278
Total Investments	$527,548,608	$351,726,892	$—	$879,275,500
*	Unrealized appreciation (depreciation).

Invesco Balanced-Risk Commodity Strategy Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

Derivative Assets	Value
Commodity Risk
Unrealized appreciation on futures contracts—Exchange-Traded	$7,354,595
Unrealized appreciation on swap agreements—OTC	2,086,007
Total Derivative Assets	9,440,602
Derivatives not subject to master netting agreements	(7,354,595)
Total Derivative Assets subject to master netting agreements	$2,086,007

Derivative Liabilities	Value
Commodity Risk
Unrealized depreciation on futures contracts—Exchange-Traded	$(1,154,536)
Unrealized depreciation on swap agreements—OTC	(7,602,788)
Total Derivative Liabilities	(8,757,324)
Derivatives not subject to master netting agreements	1,154,536
Total Derivative Liabilities subject to master netting agreements	$(7,602,788)

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain:
Futures contracts	$2,587,256
Swap agreements	31,560,421
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	7,580,652
Swap agreements	(9,514,539)
Total	$32,213,790

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$211,408,596	$671,475,598

NOTE 4 — Investments in Affiliates

The Fund’s Adviser and the adviser for PowerShares DB Gold Fund are subsidiaries of Invesco Ltd. and therefore, PowerShares DB Gold Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in PowerShares DB Gold Fund for the three months ended January 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 01/31/18	Dividend Income
PowerShares DB Gold Fund	$8,284,050	$—	$—	$461,250	$—	$8,745,300	$8,614

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Developing Markets Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	DVM-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–89.53%

Brazil–21.41%

Ambev S.A. - ADR	13,282,636	$91,251,709
Arcos Dorados Holdings, Inc.-Class A (a)(b)	9,746,094	99,897,464
B3 S.A. - Brasil, Bolsa, Balcão	18,778,020	153,641,023
Banco Bradesco S.A. -ADR	9,789,165	124,322,395
BR Malls Participacoes S.A.	14,496,417	58,440,458
Cielo S.A.	6,590,996	55,581,482
Duratex S.A.	8,965,842	28,690,694
Fleury S.A.	8,772,400	82,563,765
Kroton Educacional S.A.	9,792,389	49,921,983
Raia Drogasil S.A.	1,039,300	27,528,815
TOTVS S.A.	1,387,900	14,151,137
Wilson Sons Ltd. -BDR	962,600	11,868,292
		797,859,217

China–11.84%

Baidu, Inc. -ADR(b)	98,098	24,222,358
China Mobile Ltd.	6,938,000	73,158,425
Industrial & Commercial Bank of China Ltd. -Class H	58,050,000	54,801,064
Inner Mongolia Yili Industrial Group Co., Ltd. -Class A	19,314,939	104,732,130
Kweichow Moutai Co., Ltd. -Class A	520,061	63,224,691
Lee & Man Paper Manufacturing Ltd.	33,323,000	39,275,696
NetEase, Inc. -ADR	145,315	46,524,051
Stella International Holdings Ltd.	9,180,000	13,354,690
Want Want China Holdings Ltd.	24,950,000	22,039,284
		441,332,389

Egypt–0.40%

Egyptian Financial Group-Hermes Holding Co.	12,922,002	15,043,809

France–1.44%

Bollore S.A.	9,268,497	53,852,006

Hong Kong–5.33%

Galaxy Entertainment Group Ltd.	7,632,000	67,479,913
WH Group Ltd. -REGS (c)	105,929,500	131,216,840
		198,696,753

Hungary–2.42%

Richter Gedeon Nyrt	3,504,462	90,082,690

Indonesia–6.08%

PT Bank Central Asia Tbk	46,011,600	78,021,632
PT Bank Mandiri Persero Tbk	135,218,600	82,457,418
PT Telekomunikasi Indonesia Persero Tbk	221,321,600	66,056,922
		226,535,972

	Shares	Value

Israel–0.44%

Israel Chemicals Ltd.	3,907,788	$16,467,197

Malaysia–2.04%

Public Bank Bhd.	13,492,400	76,004,098

Mexico–5.20%

Bolsa Mexicana de Valores, S.A.B. de C.V.	20,598,400	39,487,165
Fomento Economico Mexicano, S.A.B. de C.V. -ADR	894,371	87,236,947
GMexico Transportes, S.A.B. de C.V. -REGS (b)(c)	11,275,000	20,402,635
Grupo Aeroportuario del Pacífico, S.A.B. de C.V. -Class B	1,720,800	18,035,098
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	15,332,703	28,725,546
		193,887,391

Nigeria–1.17%

Zenith Bank PLC	504,865,834	43,425,101

Peru–1.36%

Credicorp Ltd.	218,960	50,717,705

Philippines–1.44%

SM Investments Corp.	964,330	19,254,666
SM Prime Holdings Inc.	47,832,400	34,382,304
		53,636,970

Russia–11.67%

Gazprom PAO -ADR	8,031,713	40,399,516
Mobile TeleSystems PJSC -ADR	2,786,494	33,828,037
Sberbank of Russia PJSC	25,812,144	121,448,487
Sberbank of Russia PJSC -Preference Shares	35,854,175	138,714,353
Yandex N.V. -Class A (b)	2,592,126	100,393,040
		434,783,433

South Korea–5.37%

NAVER Corp.	125,972	107,360,824
Samsung Electronics Co., Ltd.	39,546	92,678,483
		200,039,307

Taiwan–2.36%

Taiwan Semiconductor Manufacturing Co. Ltd.	10,018,000	87,795,809

Thailand–3.34%

Kasikornbank PCL	16,868,700	124,367,091

Turkey–5.28%

Anadolu Efes Biracilik ve Malt Sanayii A.S.	3,181,985	23,614,379

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

	Shares	Value

Turkey–(continued)

EIS Eczacibasi Ilaç, Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	12,948,995	$16,303,002
Haci Omer Sabanci Holding A.S.	36,920,553	112,720,259
Tupras-Turkiye Petrol Rafinerileri A.S.	1,435,357	44,089,595
		196,727,235

United Arab Emirates–0.94%

Emaar Properties PJSC	19,548,100	35,019,466
Total Common Stocks & Other Equity Interests (Cost $2,347,563,197)		3,336,273,639

	Shares	Value

Money Market Funds–10.29%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (d)	134,204,598	$134,204,598
Invesco Liquid Assets Portfolio –Institutional Class, 1.48% (d)	95,840,314	95,859,481
Invesco Treasury Portfolio – Institutional Class, 1.22% (d)	153,376,684	153,376,684
Total Money Market Funds (Cost $383,440,616)		383,440,763
TOTAL INVESTMENTS IN SECURITIES–99.82% (Cost $2,731,003,813)		3,719,714,402
OTHER ASSETS LESS LIABILITIES–0.18%		6,801,371
NET ASSETS–100.00%		$3,726,515,773

Investment Abbreviations:

ADR	—American Depositary Receipt
BDR	—Brazilian Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2018 represented 2.68% of the Fund’s Net Assets. See Note 3.

(b)	Non-income producing security.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $151,619,475, which represented 4.07% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Developing Markets Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Developing Markets Fund

E.	Forward Foreign Currency Contracts –(continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $219,053,781 and from Level 2 to Level 1 of $333,739,041, due to foreign fair value adjustments.

Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$797,859,217	$—	$—	$797,859,217
China	313,372,900	127,959,489	—	441,332,389
Egypt	15,043,809	—	—	15,043,809
France	53,852,006	—	—	53,852,006
Hong Kong	131,216,840	67,479,913	—	198,696,753
Hungary	90,082,690	—	—	90,082,690
Indonesia	—	226,535,972	—	226,535,972
Israel	16,467,197	—	—	16,467,197
Malaysia	—	76,004,098	—	76,004,098
Mexico	193,887,391	—	—	193,887,391
Nigeria	43,425,101	—	—	43,425,101
Peru	50,717,705	—	—	50,717,705
Philippines	53,636,970	—	—	53,636,970
Russia	174,620,593	260,162,840	—	434,783,433
South Korea	107,360,824	92,678,483	—	200,039,307
Taiwan	—	87,795,809	—	87,795,809
Thailand	124,367,091	—	—	124,367,091
Turkey	173,112,856	23,614,379	—	196,727,235
United Arab Emirates	35,019,466	—	—	35,019,466
Money Market Funds	383,440,763	—	—	383,440,763
Total Investments	$2,757,483,419	$962,230,983	$—	$3,719,714,402

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the three months ended January 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 01/31/18	Dividend Income
Arcos Dorados Holdings, Inc. - Class A	$90,686,940	$6,939,938	$—	$2,270,586	$—	$99,897,464	$—

Invesco Developing Markets Fund

Invesco Emerging Markets Equity Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	EME-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.10%

Argentina–4.28%

Banco Macro S.A. -ADR	9,291	$1,008,445
Grupo Financiero Galicia S.A. -ADR	13,238	924,013
MercadoLibre Inc.	2,133	825,684
		2,758,142

Brazil–6.44%

Banco do Brasil S.A.	67,200	836,548
Grendene S.A.	110,000	1,009,412
Multiplus S.A.	61,200	675,840
Petróleo Brasileiro S.A. -Preference Shares (a)	111,000	686,023
Raia Drogasil S.A.	35,600	942,967
		4,150,790

China–32.41%

Agricultural Bank of China Ltd. -Class H	2,065,000	1,267,098
Alibaba Group Holding Ltd. -ADR(a)	15,336	3,132,991
Baidu, Inc. -ADR(a)	6,215	1,534,608
Bank of China Ltd. -Class H	2,576,000	1,551,014
Hangzhou Robam Appliances Co. Ltd. -Class A	139,630	1,188,081
Nexteer Automotive Group Ltd.	444,000	951,274
PICC Property and Casualty Co. Ltd. -Class H	398,000	826,262
Ping An Insurance (Group) Co. of China Ltd. -Class H	121,000	1,439,716
Shenzhou International Group Holdings Ltd.	116,000	1,197,428
TAL Education Group -ADR	35,280	1,149,070
Tencent Holdings Ltd.	65,800	3,899,583
Wuliangye Yibin Co., Ltd. -Class A	69,500	932,517
Xiabuxiabu Catering Management China Holdings Co. Ltd. -REGS (b)	480,500	914,851
Zhengzhou Yutong Bus Co., Ltd. -Class A	263,500	919,511
		20,904,004

Hong Kong–3.69%

AIA Group Ltd.	142,400	1,222,836
Techtronic Industries Co. Ltd.	173,500	1,155,543
		2,378,379

India–10.38%

Asian Paints Ltd.	38,429	681,886
Britannia Industries Ltd.	7,806	575,026
Eicher Motors Ltd.	1,863	788,813
HDFC Bank Ltd.	44,507	1,403,856
Housing Development Finance Corp. Ltd.	46,413	1,427,918
InterGlobe Aviation Ltd. -REGS (b)	20,596	393,523
Maruti Suzuki India Ltd.	4,400	657,510
Tata Consultancy Services Ltd.	15,711	768,990
		6,697,522

	Shares	Value

Indonesia–2.70%

PT Bank Rakyat Indonesia (Persero) Tbk	4,268,100	$1,178,053
PT Link Net Tbk	1,388,200	562,602
		1,740,655

Malaysia–1.39%

My E.G. Services Bhd	1,401,700	898,871

Mexico–2.87%

Banregio Grupo Financiero, S.A.B. de C.V.	168,700	1,048,869
Fomento Economico Mexicano, S.A.B. de C.V. -ADR	8,225	802,266
		1,851,135

Peru–1.58%

Credicorp Ltd.	4,393	1,017,550

Poland–1.17%

CCC S.A.	8,797	756,839

Russia–4.71%

Sberbank of Russia PJSC -ADR	91,641	1,846,566
Yandex N.V. -Class A (a)	30,737	1,190,444
		3,037,010

South Africa–4.11%

Clicks Group Ltd.	42,309	610,128
Naspers Ltd. -Class N	7,147	2,040,480
		2,650,608

South Korea–10.09%

Hanssem Co., Ltd. (a)	4,655	743,318
Koh Young Technology Inc.	13,117	1,154,435
LOEN Entertainment, Inc. (a)	7,787	803,678
Ottogi Corp. (a)	898	648,326
Samsung Electronics Co., Ltd.	1,348	3,159,121
		6,508,878

Taiwan–7.08%

King Slide Works Co., Ltd.	67,000	909,320
President Chain Store Corp.	85,000	841,512
Taiwan Semiconductor Manufacturing Co. Ltd.	321,000	2,813,182
		4,564,014

Thailand–3.86%

Beauty Community PCL -NVDR	1,944,400	1,377,687
Kasikornbank PCL	150,700	1,111,059
		2,488,746

United States–1.34%

EPAM Systems, Inc. (a)	7,331	861,246
Total Common Stocks & Other Equity Interests (Cost $46,837,890)		63,264,389

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

	Shares	Value

Money Market Funds–1.54%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (c)	348,601	$348,601
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (c)	249,002	249,052
Invesco Treasury Portfolio – Institutional Class, 1.22% (c)	398,401	398,401
Total Money Market Funds (Cost $996,054)		996,054
TOTAL INVESTMENTS IN SECURITIES–99.64% (Cost $47,833,944)		64,260,443
OTHER ASSETS LESS LIABILITIES–0.36%		234,423
NET ASSETS–100.00%		$64,494,866

Investment Abbreviations:

ADR	—	American Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt
REGS	—	Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $1,308,374, which represented 2.03% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Emerging Markets Equity Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Emerging Markets Equity Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $6,042,334 and from

Level 2 to Level 1 of $13,505,878, due to foreign fair value adjustments.

Invesco Emerging Markets Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$2,758,142	$—	$ —	$2,758,142
Brazil	4,150,790	—	—	4,150,790
China	17,629,926	3,274,078	—	20,904,004
Hong Kong	1,155,543	1,222,836	—	2,378,379
India	6,040,012	657,510	—	6,697,522
Indonesia	562,602	1,178,053	—	1,740,655
Malaysia	898,871	—	—	898,871
Mexico	1,851,135	—	—	1,851,135
Peru	1,017,550	—	—	1,017,550
Poland	756,839	—	—	756,839
Russia	3,037,010	—	—	3,037,010
South Africa	2,650,608	—	—	2,650,608
South Korea	1,546,996	4,961,882	—	6,508,878
Taiwan	1,750,832	2,813,182	—	4,564,014
Thailand	2,488,746	—	—	2,488,746
United States	861,246	—	—	861,246
Money Market Funds	996,054	—	—	996,054
Total Investments	$50,152,902	$14,107,541	$ —	$64,260,443

Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Flexible Bond Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	EMFB-QTR-1 03/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–67.82%

Argentina–4.74%

Adecoagro S.A., Sr. Unsec. Notes, 6.00%, 09/21/2027(a)	$380,000	$375,824
Argentine Republic Government International Bond,
Sr. Unsec. Global Bonds, 6.63%, 07/06/2028	650,000	665,925
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	419,000	409,887
5.88%, 01/11/2028	587,000	572,251
6.88%, 01/11/2048	453,000	439,580
Provincia de Córdoba, Sr. Unsec. Notes, 7.13%, 08/01/2027(a)	205,000	212,431
Provincia de Río Negro, Sr. Unsec. Notes, 7.75%, 12/07/2025(a)	150,000	148,125

		2,824,023

Bahamas–0.99%

Bahamas Government International Bond, REGS, Sr. Unsec. Euro Notes, 6.00%, 11/21/2028(a)	550,000	589,875

Bahrain–0.38%

Oil and Gas Holding Co. B.S.C.C. (The), Sr. Unsec. Notes, 7.50%, 10/25/2027(a)	221,000	227,797

Brazil–11.98%

Banco BTG Pactual S.A., Sr. Unsec. Notes, 5.50%, 01/31/2023(a)	271,000	270,322
Banco do Brasil S.A., REGS, Jr. Unsec. Sub. Euro Notes, 9.00%(a)(b)	800,000	865,760
Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsec. Notes, 4.75%, 05/09/2024(a)	324,000	327,143
Brazilian Government International Bond, Sr. Unsec. Global Notes, 4.63%, 01/13/2028	219,000	217,850
Cosan Ltd., Sr. Unsec. Notes, 5.95%, 09/20/2024(a)	200,000	206,250
Cosan Overseas Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%(a)(b)	700,000	722,750
Hidrovias International Finance S.a.r.l., Sr. Unsec. Gtd. Notes, 5.95%, 01/24/2025(a)	370,000	373,108
Itau Unibanco Holding S.A., Jr. Unsec. Sub. Notes, 6.13%(a)(b)	459,000	467,239
Minerva Luxembourg S.A., Sr. Unsec. Gtd. Notes, 5.88%, 01/19/2028(a)	900,000	871,155
Natura Cosmeticos S.A., Sr. Unsec. Notes, 5.38%, 02/01/2023(a)	279,000	280,716

	Principal Amount	Value

Brazil–(continued)

Petrobras Global Finance B.V.,
Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	$763,000	$755,637
7.25%, 03/17/2044	1,100,000	1,172,875
Sr. Unsec. Gtd. Notes, 6.00%, 01/27/2028(a)	600,000	606,750

		7,137,555

Chile–0.35%

GeoPark Ltd., Sr. Sec. First Lien Notes, 6.50%, 09/21/2024(a)	200,000	207,000

China–1.01%

Panda Green Energy Group Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 01/25/2020(a)	300,000	303,793

Ronshine China Holdings Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 6.95%, 12/08/2018(a)(c)	300,000	295,926
		599,719

Colombia–0.54%

Colombia Telecomunicaciones S.A. ESP, REGS, Jr. Unsec. Sub. Euro Notes, 8.50%(a)(b)	300,000	323,250

Costa Rica–0.61%

Instituto Costarricense de Electricidad, REGS, Sr. Unsec. Euro Notes, 6.38%, 05/15/2043(a)	400,000	366,000

Ecuador–5.73%

Ecuador Government International Bond,
Sr. Unsec. Bonds, 8.75%, 06/02/2023(a)	600,000	661,500
Sr. Unsec. Notes, 9.63%, 06/02/2027(a)	400,000	455,500
8.88%, 10/23/2027(a)	550,000	600,875
7.88%, 01/23/2028(a)	579,000	588,553
REGS, Sr. Unsec. Euro Bonds, 10.75%, 03/28/2022(a)	950,000	1,106,750
		3,413,178

El Salvador–2.05%

AES El Salvador Trust II, REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/28/2023(a)	600,000	589,500
El Salvador Government International Bond, Sr. Unsec. Notes, 8.63%, 02/28/2029(a)	127,000	149,860
REGS, Sr. Unsec. Euro Notes, 5.88%, 01/30/2025(a)	475,000	478,562
		1,217,922

Ghana–0.49%

Ghana Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.88%, 08/07/2023(a)	270,000	294,543

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value

India–1.79%

Vedanta Resources PLC,
Sr. Unsec. Notes, 6.38%, 07/30/2022(a)	$350,000	$365,715
6.13%, 08/09/2024(a)	269,000	272,085
REGS, Sr. Unsec. Euro Notes, 7.13%, 05/31/2023(a)	400,000	428,000
		1,065,800

Indonesia–0.88%

Indika Energy Capital III Pte. Ltd., Sr. Unsec. Gtd. Notes, 5.88%, 11/09/2024(a)	200,000	200,284
Pertamina Persero PT, REGS, Sr. Unsec. Medium-Term Euro Notes, 5.63%, 05/20/2043(a)	300,000	323,925
		524,209

Iraq–1.39%

Iraq International Bond, Sr. Unsec. Bonds, 6.75%, 03/09/2023(a)	793,000	826,291

Ivory Coast–1.82%

Ivory Coast Government International Bond, REGS, Sr. Unsec. Euro Bonds, 5.75%, 12/31/2032(a)(d)	1,086,750	1,081,392

Jamaica–1.70%

Jamaica Government International Bond,
Sr. Unsec. Global Notes, 6.75%, 04/28/2028	505,000	580,119
7.88%, 07/28/2045	346,000	429,905
		1,010,024

Jordan–0.63%

Jordan Government International Bond, Sr. Unsec. Bonds, 7.38%, 10/10/2047(a)	350,000	377,265

Kazakhstan–0.70%

Kazakhstan Temir Zholy National Co. JSC, Sr. Unsec. Gtd. Notes, 4.85%, 11/17/2027(a)	400,000	417,901

Mexico–5.89%

ALFA, S.A.B. de C.V., REGS, Sr. Unsec. Euro Notes, 6.88%, 03/25/2044(a)	1,050,000	1,136,625
Alpek S.A.B. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 5.38%, 08/08/2023(a)	950,000	1,002,250
Petróleos Mexicanos, Sr. Unsec. Gtd. Notes, 6.50%, 03/13/2027(a)	194,000	212,188
SixSigma Networks México, S.A. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/07/2021(a)	321,000	340,661
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R., Unsec. Sub. Notes, 8.88%(a)(b)	290,000	295,727
Sr. Unsec. Gtd. Bonds, 7.25%, 09/27/2023(a)	500,000	521,250
		3,508,701

	Principal Amount	Value

Morocco–0.79%

OCP S.A., REGS, Sr. Unsec. Euro Notes, 6.88%, 04/25/2044(a)	$400,000	$469,782

Nigeria–0.71%

Nigeria Government International Bond,
Sr. Unsec. Notes, 6.50%, 11/28/2027(a)	200,000	207,924
7.63%, 11/28/2047(a)	200,000	214,294
		422,218

Oman–2.62%

Oman Government International Bond,
Sr. Unsec. Notes, 4.13%, 01/17/2023(a)	813,000	803,265
5.63%, 01/17/2028(a)	551,000	555,664
OmGrid Funding Ltd., Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(a)	200,000	198,532
		1,557,461

Pakistan–2.04%

Pakistan Government International Bond, Sr. Unsec. Notes, 6.88%, 12/05/2027(a)	450,000	456,038
Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec. Notes, 5.63%, 12/05/2022(a)	750,000	756,123
		1,212,161

Peru–1.69%

Banco Internacional del Perú S.A.A. Interbank, REGS, Unsec. Sub. Euro Notes, 6.63%, 03/19/2029(a)	300,000	338,550
Inkia Energy Ltd., Sr. Unsec. Notes, 5.88%, 11/09/2027(a)	234,000	236,270
Peru Enhanced Pass-Through Finance Ltd., REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00%, 06/02/2025(a)(e)	250,000	216,875
Petróleos del Perú S.A., Sr. Unsec. Notes, 5.63%, 06/19/2047(a)	200,000	211,800
		1,003,495

Russia–0.63%

O1 Properties Finance PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 09/27/2021(a)	500,000	375,000

Senegal–0.44%

Senegal Government International Bond, Unsec. Notes, 6.25%, 05/23/2033(a)	250,000	262,155

Singapore–1.10%

Puma International Financing S.A.,
Sr. Unsec. Gtd. Notes, 5.13%, 10/06/2024(a)	350,000	357,214
5.00%, 01/24/2026(a)	300,000	300,482
		657,696

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value

South Africa–0.58%

Petra Diamonds US Treasury PLC, Sec. Gtd. Second Lien Notes, 7.25%, 05/01/2022(a)	$340,000	$346,800

Turkey–5.20%

Turkey Government International Bond,
Sr. Unsec. Global Notes, 6.88%, 03/17/2036	225,000	248,191
4.88%, 04/16/2043	550,000	472,680
Turkiye Garanti Bankasi A.S., Unsec. Sub. Notes, 6.13%, 05/24/2027(a)	235,000	235,754
REGS, Unsec. Sub. Euro Notes, 6.13%, 05/24/2027(a)	850,000	852,726
Turkiye Is Bankasi A.S., REGS, Unsec. Sub. Notes, 7.00%, 06/29/2028(a)	600,000	606,615
Turkiye Vakiflar Bankasi TAO, Sr. Unseec. Notes, 5.75%, 01/30/2023(a)	450,000	448,476
Yapi ve Kredi Bankasi A.S., Sr. Unsec. Notes, 5.85%, 06/21/2024(a)	235,000	235,310
		3,099,752

Ukraine–2.74%

Kernel Holding S.A., Sr. Unsec. Gtd. Notes, 8.75%, 01/31/2022(a)	343,000	379,845
MHP S.E., Sr. Unsec. Gtd. Notes, 7.75%, 05/10/2024(a)	200,000	219,935
Ukraine Government International Bond,
REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2026(a)	300,000	321,186
7.38%, 09/25/2032(a)	700,000	711,870
		1,632,836

United States–1.89%

Energy Transfer Partners, L.P., Series B, Jr. Unsec. Sub. Global Notes, 6.63%(b)	561,000	562,010
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(b)	558,000	562,882
		1,124,892

Zambia–3.72%

First Quantum Minerals Ltd.,
Sr. Unsec. Gtd. Notes, 7.25%, 04/01/2023(a)	325,000	344,906
7.50%, 04/01/2025(a)	500,000	537,525
Zambia Government International Bond,
Sr. Unsec. Notes, 8.97%, 07/30/2027(a)	800,000	891,380
REGS, Sr. Unsec. Euro Notes, 8.50%, 04/14/2024(a)	200,000	220,072
8.97%, 07/30/2027(a)	200,000	222,845
		2,216,728
Total U.S. Dollar Denominated Bonds & Notes (Cost $39,422,247)		40,393,421

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–21.59%(f)

Brazil–3.28%

Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2023	BRL	6,000,000	$1,954,968

Colombia–1.87%

Colombian Titulos De Tesoreria, Class B, Sr. Unsec. Bonds, 10.00%, 07/24/2024	COP	2,600,000,000	1,110,776

India–1.25%

Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/09/2020(a)	INR	47,000,000	745,244

Indonesia–7.39%

Indonesia Treasury Bond,
Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	32,000,000,000	2,939,073
Series FR72, Sr. Unsec. Bonds, 8.25%, 05/15/2036	IDR	7,000,000,000	589,608
Series FR75, Sr. Unsec. Bonds, 7.50%, 05/15/2038	IDR	11,000,000,000	873,114
			4,401,795

Mexico–2.15%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	24,000,000	1,283,209

Peru–1.18%

Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032(a)	PEN	2,026,000	702,071

South Africa–2.08%

Republic of South Africa Government Bond, Series 2044, Unsec. Bonds, 8.75%, 01/31/2044	ZAR	16,000,000	1,241,765

Turkey–1.42%

Turkey Government Bond, Unsec. Bonds, 10.70%, 08/17/2022	TRY	3,300,000	845,444

Uruguay–0.97%

Uruguay Government International Bond, Sr. Unsec. Global Notes, 4.38%, 12/15/2028	UYU	9,000,000	574,885
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,847,272)			12,860,157

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

		Principal Amount	Value

Credit-Linked Securities–5.44%(f)

United Kingdom–5.44%

Standard Chartered Bank,
REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.28%, 09/21/2027), 8.28%, 09/23/2027(a)	INR	58,000,000	$948,463
REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.12%, 12/10/2020), 8.12%, 12/14/2020(a)	INR	40,000,000	647,662

		Principal Amount	Value

Credit-Linked Securities–(continued)

Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.40%, 07/28/2024), 8.40%, 07/30/2024(a)	INR	100,000,000	$1,640,252
Total Credit-Linked Securities (Cost $3,237,561)			3,236,377

Options Purchased–0.22%(g)

(Cost $91,116)			128,956
TOTAL INVESTMENTS IN SECURITIES–95.07% (Cost $54,598,196)			56,618,911
OTHER ASSETS LESS LIABILITIES–4.93%			2,938,149
NET ASSETS–100.00%			$59,557,060

Investment Abbreviations:

BRL	—	Brazilian Real	Jr.	—	Junior	Sub.	—	Subordinated
COP	—	Colombian Peso	MXN	—	Mexican Peso	TRY	—	New Turkish Lira
Ctfs.	—	Certificates	PEN	—	Peruvian Sol	Unsec.	—	Unsecured
Gtd.	—	Guaranteed	REGS	—	Regulation S	UYU	—	Uruguayan Peso
IDR	—	Indonesian Rupiah	Sec.	—	Secured	ZAR	—	South African Rand
INR	—	Indian Rupee	Sr.	—	Senior

Notes to Consolidated Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $37,987,321, which represented 63.78% of the Fund’s Net Assets.

(b)	Perpetual bond with no specified maturity date.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(e)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.

(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(g)	The table below details options purchased. See Notes 1H and 1I.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
EUR versus JPY	Call	Goldman Sachs International	06/27/2018	JPY	140.000	EUR	2,000,000	$22,118
USD versus MXN	Put	Citigroup Global Markets Inc.	07/17/2018	MXN	18.500	USD	1,700,000	37,723
Subtotal Foreign Currency Options Purchased—Currency Risk								$59,841

Open Over-The-Counter Interest Rate Swaptions Purchased—Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Put	Bank of America Merrill Lynch	2.583%	Pay	3Month USD LIBOR	Quarterly	07/10/2018	$2,600,000	$69,115
Total Options Purchased (Cost $91,116)									$128,956

Open Over-The-Counter Foreign Currency Options Written-Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus MXN	Call	Citigroup Global Markets Inc.	07/17/2018	MXN 22.000	$ (38,412)	USD	1,700,000	$(14,945)	$23,467

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

Open Futures Contracts(h)
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
Brent Crude	6	April-2018	$(413,340)	$(3,034)	$(3,034)
Subtotal—Commodity Risk				(3,034)	(3,034)
U.S. Treasury 10 Year Bonds	78	March-2018	(9,483,094)	17,486	17,486
Euro Bond	33	March-2018	(6,506,776)	78,838	78,838
Subtotal—Interest Rate Risk				96,324	96,324
Total Futures Contracts				$93,290	$93,290

(h)	Futures contracts collateralized by $189,645 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
02/02/2018	Merrill Lynch International	USD	2,571,665	BRL	8,300,000	$31,711
02/27/2018	Barclays Bank PLC	USD	666,667	EGP	12,000,000	10,484
02/28/2018	Barclays Bank PLC	MXN	16,000,000	USD	858,290	2,321
02/28/2018	Barclays Bank PLC	USD	833,834	AUD	1,100,000	52,497
02/28/2018	Barclays Bank PLC	USD	3,549,730	RUB	205,000,000	84,524
02/28/2018	Citigroup Global Markets Inc.	USD	291,639	MXN	5,500,000	2,600
02/28/2018	Citigroup Global Markets Inc.	USD	824,036	TRY	3,300,000	47,570
02/28/2018	Deutsche Bank Securities Inc.	USD	3,259,281	CZK	70,000,000	183,675
02/28/2018	Deutsche Bank Securities Inc.	USD	1,857,753	EUR	1,517,837	29,746
02/28/2018	Deutsche Bank Securities Inc.	USD	695,131	JPY	76,000,000	1,970
02/28/2018	Deutsche Bank Securities Inc.	USD	891,467	PLN	3,000,000	5,487
02/28/2018	Goldman Sachs International	USD	604,424	CZK	13,000,000	34,982
02/28/2018	Goldman Sachs International	USD	2,636,759	MXN	52,000,000	145,142
02/28/2018	Goldman Sachs International	USD	1,120,830	TRY	4,400,000	41,311
02/28/2018	Goldman Sachs International	USD	499,489	ZAR	6,000,000	4,952
02/28/2018	Merrill Lynch International	USD	3,534,644	AUD	4,570,000	147,657
02/28/2018	Merrill Lynch International	USD	870,994	CLP	530,000,000	9,920
02/28/2018	Merrill Lynch International	USD	1,623,225	INR	105,000,000	21,106
02/28/2018	Merrill Lynch International	USD	1,703,264	MXN	32,000,000	8,676
02/28/2018	Merrill Lynch International	USD	839,619	TRY	3,300,000	31,987
02/28/2018	Merrill Lynch International	USD	2,502,741	ZAR	33,400,447	305,351
02/28/2018	Morgan Stanley & Co. LLC	USD	1,747,096	CLP	1,110,000,000	97,837
02/28/2018	Morgan Stanley & Co. LLC	USD	596,026	COP	1,800,000,000	38,891
02/28/2018	Morgan Stanley & Co. LLC	USD	1,497,987	CZK	32,000,000	75,936
02/28/2018	Morgan Stanley & Co. LLC	USD	570,818	MXN	11,000,000	17,662
02/28/2018	Morgan Stanley & Co. LLC	USD	2,093,206	PLN	7,200,000	59,484
03/02/2018	Merrill Lynch International	BRL	1,500,000	USD	469,271	156
Subtotal-Appreciation						1,493,635
02/02/2018	Merrill Lynch International	BRL	8,300,000	USD	2,525,012	(78,365)
02/28/2018	Barclays Bank PLC	EUR	417,837	USD	493,549	(26,050)
02/28/2018	Barclays Bank PLC	RUB	135,000,000	USD	2,289,345	(103,944)
02/28/2018	Barclays Bank PLC	ZAR	11,000,000	USD	902,975	(21,833)
02/28/2018	Citigroup Global Markets Inc.	MXN	16,000,000	USD	840,025	(15,944)
02/28/2018	Citigroup Global Markets Inc.	TRY	5,693,342	USD	1,392,523	(111,220)
02/28/2018	Deutsche Bank Securities Inc.	AUD	1,200,000	USD	938,933	(27,973)
02/28/2018	Deutsche Bank Securities Inc.	CZK	78,000,000	USD	3,649,261	(187,176)
02/28/2018	Deutsche Bank Securities Inc.	EUR	1,680,000	USD	2,067,945	(21,212)
02/28/2018	Deutsche Bank Securities Inc.	HUF	300,000,000	USD	1,200,720	(1,450)
02/28/2018	Deutsche Bank Securities Inc.	PLN	8,000,000	USD	2,354,188	(37,690)
02/28/2018	Deutsche Bank Securities Inc.	TRY	1,200,000	USD	313,628	(3,319)
02/28/2018	Deutsche Bank Securities Inc.	USD	644,375	MXN	12,000,000	(2,397)
02/28/2018	Deutsche Bank Securities Inc.	USD	606,010	ZAR	7,200,000	(680)
02/28/2018	Deutsche Bank Securities Inc.	ZAR	12,600,000	USD	931,559	(127,767)
02/28/2018	Goldman Sachs International	AUD	750,000	USD	572,569	(31,748)
02/28/2018	Goldman Sachs International	CZK	20,000,000	USD	942,028	(41,674)
02/28/2018	Goldman Sachs International	INR	265,000,000	USD	4,043,024	(106,955)
02/28/2018	Goldman Sachs International	MXN	74,000,000	USD	3,956,218	(2,643)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts-(continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
02/28/2018	Goldman Sachs International	TRY	8,606,658	USD	2,203,675	$(69,542)
02/28/2018	Goldman Sachs International	ZAR	8,500,000	USD	705,451	(9,174)
02/28/2018	J.P. Morgan Securities LLC	USD	2,311,910	MXN	43,000,000	(11,491)
02/28/2018	Merrill Lynch International	AUD	3,720,000	USD	2,819,408	(178,002)
02/28/2018	Merrill Lynch International	COP	4,600,000,000	USD	1,511,666	(110,900)
02/28/2018	Merrill Lynch International	IDR	35,000,000,000	USD	2,563,164	(50,861)
02/28/2018	Merrill Lynch International	INR	100,000,000	USD	1,549,812	(16,218)
02/28/2018	Merrill Lynch International	MXN	83,058,189	USD	4,335,544	(107,912)
02/28/2018	Merrill Lynch International	USD	994,988	IDR	13,300,000,000	(1,658)
02/28/2018	Merrill Lynch International	ZAR	20,800,447	USD	1,488,148	(260,618)
02/28/2018	Morgan Stanley & Co. LLC	CLP	1,110,000,000	USD	1,735,104	(109,829)
02/28/2018	Morgan Stanley & Co. LLC	MXN	20,000,000	USD	1,034,313	(35,649)
02/28/2018	Morgan Stanley & Co. LLC	ZAR	7,000,000	USD	585,386	(3,129)
Subtotal-Depreciation						(1,915,023)
Total Foreign Currency Contracts - Currency Risk						$(421,388)

Open Over-The-Counter Credit Default Swap Agreements—Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(i)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Barclays Bank PLC	Republic of Turkey	Buy	1.00%	Quarterly	12/20/2022	1.642%	USD	(3,400,000)	$96,510	$97,859	$ 1,349

(i)	Implied credit spreads represent the current level, as of January 31, 2018, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements—Interest Rate Risk(j)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month USD LIBOR	Quarterly	2.58%	Semi-Annually	07/12/2028	USD	1,300,000	$ —	$(24,813)	$(24,813)

(j)	Centrally cleared swap agreements collateralized by $75,187 cash held with Credit Suisse Securities (USA) LLC.

Investment Abbreviations:

AUD	—	Australian Dollar	EUR	—	Euro	MXN	—	Mexican Peso
BRL	—	Brazilian Real	HUF	—	Hungarian Forint	PLN	—	Poland Zloty
CLP	—	Chilean Peso	IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
COP	—	Colombian Peso	INR	—	Indian Rupee	TRY	—	Turkish Lira
CZK	—	Czech Koruna	JPY	—	Japanese Yen	USD	—	U.S. Dollar
EGP	—	Egyptian Pound	LIBOR	—	London Interbank Offered Rate	ZAR	—	South African Rand

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

Invesco Emerging Markets Flexible Bond Fund (the “Fund”) may invest up to 25% of its total assets in Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Emerging Markets Flexible Bond Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

Invesco Emerging Markets Flexible Bond Fund

E.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
H.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

Invesco Emerging Markets Flexible Bond Fund

H.	Call Options Purchased and Written – (continued)

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
J.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and

Invesco Emerging Markets Flexible Bond Fund

J.	Swap Agreements – (continued)

securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

K.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

L.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Emerging Markets Flexible Bond Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$40,393,421	$—	$40,393,421
Non-U.S. Dollar Denominated Bonds & Notes	—	12,860,157	—	12,860,157
Credit-Linked Securities	—	3,236,377	—	3,236,377
Options Purchased	—	128,956	—	128,956
Total Investments in Securities	—	56,618,911	—	56,618,911
Other Investments – Assets*
Forward Foreign Currency Contracts	—	1,493,635	—	1,493,635
Futures Contracts	96,324	—	—	96,324
Swap Agreements	—	1,349	—	1,349
	96,324	1,494,984	—	1,591,308
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(1,915,023)	—	(1,915,023)
Futures Contracts	(3,034)	—	—	(3,034)
Options Written	—	(14,945)	—	(14,945)
Swap Agreements	—	(24,813)	—	(24,813)
	(3,034)	(1,954,781)	—	(1,957,815)
Total Other Investments	93,290	(459,797)	—	(366,507)
Total Investments	$93,290	$56,159,114	$—	$56,252,404

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Invesco Emerging Markets Flexible Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

Derivative Assets	Value
	Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$—	$—	$96,324	$96,324
Unrealized appreciation on swap agreements—OTC	—	1,349	—	—	1,349
Options purchased, at value—OTC(a)	—	—	59,841	69,115	128,956
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	1,493,635	—	1,493,635
Total Derivative Assets	—	1,349	1,553,476	165,439	1,720,264
Derivatives not subject to master netting agreements	—	—	—	(96,324)	(96,324)
Total Derivative Assets subject to master netting agreements	$—	$1,349	$1,553,476	$69,115	$1,623,940

Derivative Liabilities	Value
	Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$(3,034)	$—	$—	$—	$(3,034)
Unrealized depreciation on swap agreements—Centrally Cleared	—	—	—	(24,813)	(24,813)
Options written, at value—OTC	—	—	(14,945)	—	(14,945)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(1,915,023)	—	(1,915,023)
Total Derivative Liabilities	(3,034)	—	(1,929,968)	(24,813)	(1,957,815)
Derivatives not subject to master netting agreements	3,034	—	—	24,813	27,847
Total Derivative Liabilities subject to master netting agreements	$—	$—	$(1,929,968)	$—	$(1,929,968)

(a)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$77,314	$—	$77,314
Futures contracts	(16,349)	—	—	(44,668)	(61,017)
Options purchased(a)	—	—	(22,717)	35,746	13,029
Swap agreements	—	(16,416)	—	(219,837)	(236,253)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	(727,208)	—	(727,208)
Futures contracts	(2,506)	—	—	138,701	136,195
Options purchased(a)	—	—	33,550	14,400	47,950
Options written	—	—	22,509	—	22,509
Swap agreements	—	(22,556)	—	110,600	88,044
Total	$(18,855)	$(38,972)	$(616,552)	$34,942	$(639,437)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation of investment securities.

The table below summarizes the one-month average notional value of futures contracts and the three-months average notional value of forward foreign currency contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$73,682,055	$16,403,210	$4,312,024	$1,700,000	$18,074,750

Invesco Emerging Markets Flexible Bond Fund

Invesco Endeavor Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	END-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–81.22%

Agricultural & Farm Machinery–2.66%

Deere & Co.	41,065	$6,834,037

Air Freight & Logistics–2.58%

Echo Global Logistics, Inc. (b)	226,792	6,622,326

Airlines–6.54%

Ryanair Holdings PLC -ADR (Ireland)(b)	65,878	8,083,890
Spirit Airlines Inc. (b)	207,235	8,728,738
		16,812,628

Apparel Retail–3.18%

Ross Stores, Inc.	99,076	8,162,872

Asset Management & Custody Banks–6.80%

Affiliated Managers Group, Inc.	40,220	8,029,119
Oaktree Capital Group LLC	205,449	9,430,109
		17,459,228

Automotive Retail–5.43%

AutoZone, Inc. (b)	9,082	6,951,726
CarMax, Inc. (b)	98,193	7,008,035
		13,959,761

Communications Equipment–1.73%

Plantronics, Inc.	75,241	4,438,467

Construction & Engineering–2.11%

Orion Group Holdings, Inc. (b)	719,419	5,410,031

Consumer Finance–3.07%

Encore Capital Group, Inc. (b)	190,343	7,889,717

Data Processing & Outsourced Services–2.42%

Alliance Data Systems Corp.	24,247	6,223,235

Diversified Banks–2.25%

Bank of America Corp.	180,747	5,783,904

Education Services–1.31%

Capella Education Co.	42,377	3,371,090

Environmental & Facilities Services–2.42%

Stericycle, Inc. (b)	82,350	6,205,896

Health Care Distributors–3.98%

McKesson Corp.	60,513	10,219,435

Health Care Equipment–3.31%

Zimmer Biomet Holdings, Inc.	66,803	8,491,997

Integrated Oil & Gas–1.61%

Cenovus Energy Inc. (Canada)	433,667	4,135,702

	Shares	Value

IT Consulting & Other Services–3.87%

Cognizant Technology Solutions Corp. -Class A	127,596	$9,949,936

Life & Health Insurance–1.98%

Unum Group	95,729	5,091,826

Managed Health Care–3.96%

UnitedHealth Group Inc.	42,947	10,168,991

Multi-Line Insurance–2.02%

Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	146,205	5,180,396

Oil & Gas Equipment & Services–0.42%

Newalta Corp. (Canada)(b)	1,135,958	1,089,781

Oil & Gas Exploration & Production–2.72%

Devon Energy Corp.	169,120	6,996,494

Real Estate Operating Companies–5.29%

Brookfield Property Partners L.P.	622,522	13,602,106

Research & Consulting Services–2.30%

FTI Consulting, Inc. (b)	136,018	5,912,702

Systems Software–3.26%

Check Point Software Technologies Ltd. (Israel)(b)	80,985	8,374,659

Trading Companies & Distributors–4.00%

Grafton Group PLC (United Kingdom)(c)	304,859	3,421,591
Titan Machinery, Inc. (b)	319,278	6,861,284
		10,282,875
Total Common Stocks & Other Equity Interests (Cost $148,593,159)		208,670,092

Money Market Funds–18.58%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (d)	16,702,540	16,702,540
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (d)	11,927,883	11,930,269
Invesco Treasury Portfolio – Institutional Class, 1.22% (d)	19,088,618	19,088,618
Total Money Market Funds (Cost $47,721,381)		47,721,427
TOTAL INVESTMENTS IN SECURITIES–99.80% (Cost $196,314,540)		256,391,519
OTHER ASSETS LESS LIABILITIES–0.20%		517,094
NET ASSETS–100.00%		$256,908,613

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Investment Abbreviations:

ADR	—	American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Endeavor Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Endeavor Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of January 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

Invesco Endeavor Fund

Invesco Global Health Care Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	GHC-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.64%

Biotechnology–25.36%

ACADIA Pharmaceuticals Inc. (b)	181,196	$5,419,572
Alexion Pharmaceuticals, Inc. (b)	282,444	33,701,218
Array BioPharma Inc. (b)	779,633	11,554,161
BioCryst Pharmaceuticals, Inc. (b)	639,339	2,877,026
Biogen Inc. (b)	106,364	36,994,463
BioMarin Pharmaceutical Inc. (b)	383,269	34,582,362
bluebird bio, Inc. (b)	63,790	13,070,571
Celgene Corp. (b)	346,670	35,069,137
Clovis Oncology Inc. (b)	234,518	14,188,339
DBV Technologies S.A. -ADR (France)(b)	353,836	8,194,842
Exact Sciences Corp. (b)	296,705	14,749,206
Heron Therapeutics, Inc. (b)	387,434	8,387,946
Incyte Corp. (b)	144,139	13,014,310
Loxo Oncology, Inc. (b)	80,588	8,177,264
Neurocrine Biosciences, Inc. (b)	139,829	11,951,185
Prothena Corp. PLC (Ireland)(b)	168,684	7,050,991
REGENXBIO Inc. (b)	199,588	5,348,958
Sarepta Therapeutics, Inc. (b)	173,454	11,368,175
Seattle Genetics, Inc. (b)	187,024	9,781,355
Shire PLC -ADR	242,526	33,963,341
TESARO, Inc. (b)	113,910	7,684,369
Vertex Pharmaceuticals Inc. (b)	193,468	32,284,005
		359,412,796

Drug Retail–0.62%

Raia Drogasil S.A. (Brazil)	331,578	8,782,786

Health Care Equipment–14.30%

Abbott Laboratories	239,919	14,913,365
Baxter International Inc.	312,834	22,533,433
Boston Scientific Corp. (b)	831,578	23,250,921
Edwards Lifesciences Corp. (b)	121,302	15,354,407
Koninklijke Philips N.V. (Netherlands)	406,717	16,577,003
Medtronic PLC	255,602	21,953,656
Olympus Corp. (Japan)	356,600	13,754,974
ResMed Inc.	80,909	8,154,818
Wright Medical Group N.V. (b)	879,249	20,002,915
Zimmer Biomet Holdings, Inc.	363,570	46,217,018
		202,712,510

Health Care Facilities–1.91%

HCA Healthcare, Inc. (b)	164,633	16,654,274
Tenet Healthcare Corp. (b)	553,317	10,446,625
		27,100,899

Health Care Services–0.78%

Envision Healthcare Corp. (b)	307,171	11,055,084

	Shares	Value

Health Care Supplies–3.45%

Align Technology, Inc. (b)	64,953	$17,017,686
DENTSPLY SIRONA Inc.	525,126	31,932,912
		48,950,598

Health Care Technology–0.44%

HMS Holdings Corp. (b)	365,977	6,269,186

Life Sciences Tools & Services–6.76%

Agilent Technologies, Inc.	110,427	8,108,655
Illumina, Inc. (b)	76,614	17,823,481
Thermo Fisher Scientific, Inc.	311,763	69,869,206
		95,801,342

Managed Health Care–15.27%

Aetna Inc.	78,199	14,609,137
Anthem, Inc.	110,623	27,417,911
Centene Corp. (b)	203,348	21,807,039
Cigna Corp.	135,174	28,163,503
HealthEquity, Inc. (b)	164,469	8,325,421
Humana Inc.	136,210	38,388,064
Molina Healthcare Inc. (b)	137,196	12,534,227
Qualicorp S.A. (Brazil)	667,900	6,409,745
UnitedHealth Group Inc.	248,448	58,827,517
		216,482,564

Pharmaceuticals–27.75%

Aclaris Therapeutics, Inc. (b)	391,396	8,657,680
Aerie Pharmaceuticals, Inc. (b)	184,846	10,138,803
Allergan PLC	138,376	24,943,658
AstraZeneca PLC -ADR (United Kingdom)	492,172	17,255,550
Bayer AG (Germany)	284,484	37,232,961
Bristol-Myers Squibb Co.	772,686	48,370,144
Dermira, Inc. (b)	355,028	10,125,399
Eli Lilly & Co.	512,367	41,732,292
Jazz Pharmaceuticals PLC (b)	70,872	10,328,885
Merck & Co., Inc.	561,618	33,275,866
Nippon Shinyaku Co., Ltd. (Japan)	199,000	13,513,437
Novartis AG -ADR (Switzerland)	688,804	62,033,688
Novo Nordisk A/S -Class B (Denmark)	522,376	29,054,295
Odonate Therapeutics, Inc. (b)	280,651	5,831,928
Roche Holding AG (Switzerland)	86,253	21,239,471
Supernus Pharmaceuticals Inc. (b)	237,033	9,256,139
Zogenix, Inc. (b)	283,235	10,295,592
		393,285,788
Total Common Stocks & Other Equity Interests (Cost $968,844,361)		1,369,853,553

Preferred Stock–0.00%

Health Care Equipment–0.00%

Intact Medical Corp., Series C, 3.33% Pfd. (Acquired 03/26/2001; Cost $2,000,001)(c)(d)(e)	2,439,026	0

See accompanying notes which are an integral part of this schedule.

Invesco Global Health Care Fund

	Shares	Value

Money Market Funds–3.69%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (f)	18,288,764	$18,288,764
Invesco Liquid Assets Portfolio –Institutional Class, 1.48% (f)	13,059,435	13,062,047
Invesco Treasury Portfolio – Institutional Class, 1.22% (f)	20,901,445	20,901,445
Total Money Market Funds (Cost $52,251,958)		52,252,256
TOTAL INVESTMENTS IN SECURITIES–100.33% (Cost $1,023,096,320)		1,422,105,809
OTHER ASSETS LESS LIABILITIES–(0.33)%		(4,611,636)
NET ASSETS–100.00%		$1,417,494,173

Investment Abbreviations:

ADR	—American Depositary Receipt
Pfd.	—Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Security is considered venture capital. See Note 1F.

(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2018 represented less than 1% of the Fund’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Global Health Care Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Global Health Care Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Global Health Care Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $37,816,474 and from Level 2 to Level 1 of $37,232,961, due to foreign fair value adjustments.

Invesco Global Health Care Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,304,768,668	$65,084,885	$—	$1,369,853,553
Preferred Stock	—	—	0	0
Money Market Funds	52,252,256	—	—	52,252,256
Total Investments	$1,357,020,924	$65,084,885	$0	$1,422,105,809

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	GBLI-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.96%

Australia–4.49%

APA Group	28,597	$185,731
Macquarie Atlas Roads Group	79,625	367,763
Transurban Group	51,273	496,029
		1,049,523

Canada–13.69%

Canadian Pacific Railway Ltd.	947	175,341
Enbridge Inc.	24,175	885,041
Pembina Pipeline Corp.	28,582	974,344
TransCanada Corp.	19,923	917,268
Westshore Terminals Investment Corp.	12,052	246,625
		3,198,619

China–3.38%

Beijing Capital International Airport Co. Ltd. -Class H	104,000	157,677
Beijing Enterprises Water Group Ltd.	290,000	208,716
China Merchants Port Holdings Co. Ltd.	30,000	79,296
China Resources Gas Group Ltd.	45,335	149,565
ENN Energy Holdings Ltd.	10,000	76,988
Shenzhen Expressway Co. Ltd. -Class H	112,000	117,690
		789,932

France–10.56%

Aéroports de Paris	2,320	481,871
Eiffage S.A.	5,235	634,717
Eutelsat Communications S.A.	4,432	97,317
Getlink S.E.	20,351	285,503
Vinci S.A.	8,963	968,098
		2,467,506

Hong Kong–0.26%

China Gas Holdings Ltd.	20,400	59,719

Italy–3.44%

Atlantia S.p.A.	11,529	381,878
Infrastrutture Wireless Italiane S.p.A. -REGS(a)	12,015	86,889
Terna - Rete Elettrica Nazionale S.p.A.	55,644	334,910
		803,677

Japan–1.78%

Japan Airport Terminal Co., Ltd.	5,400	209,109
Kyushu Railway Co.	3,600	115,581
West Japan Railway Co.	1,200	90,296
		414,986

Luxembourg–0.54%

SES S.A.	8,056	125,719

	Shares	Value

Mexico–0.63%

Grupo Aeroportuario del Pacifico S.A.B. de C.V. -ADR	1,395	$146,266

Netherlands–0.86%

InterXion Holding N.V. (b)	3,203	200,988

New Zealand–0.66%

Auckland International Airport Ltd.	31,463	155,224

Spain–6.18%

Abertis Infraestructuras S.A.	13,711	332,273
Aena SME, S.A. -REGS (a)	2,608	568,078
Cellnex Telecom S.A. -REGS (a)	6,031	162,853
Ferrovial, S.A.	10,157	232,968
Red Eléctrica Corp. S.A.	6,985	148,029
		1,444,201

United Kingdom–7.36%

John Laing Group PLC -REGS (a)	59,227	238,817
National Grid PLC	31,311	358,627
Pennon Group PLC	26,629	271,687
Severn Trent PLC	24,701	685,102
United Utilities Group PLC	15,875	166,620
		1,720,853

United States–45.13%

American Tower Corp. -Class A	12,310	1,818,187
American Water Works Co., Inc.	1,976	164,344
Atmos Energy Corp.	6,322	524,094
Cheniere Energy, Inc. (b)	11,788	666,729
Crown Castle International Corp.	12,267	1,383,350
CSX Corp.	3,183	180,699
Dominion Energy, Inc.	4,925	376,467
Edison International	10,579	661,505
Eversource Energy	5,501	347,058
Kinder Morgan, Inc.	40,381	726,050
NiSource Inc.	19,884	490,737
ONEOK, Inc.	11,469	675,065
PG&E Corp.	6,609	280,420
SBA Communications Corp. -Class A (b)	1,695	295,778
Sempra Energy	8,394	898,326
Targa Resources Corp.	5,012	240,576
Williams Cos., Inc. (The)	26,034	817,207
		10,546,592
Total Common Stocks & Other Equity Interests (Cost $21,113,226)		23,123,805

See accompanying notes which are an integral part of this schedule.

Invesco Global Infrastructure Fund

	Shares	Value

Money Market Funds–0.81%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (c)	44,658	$44,658
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (c)	92,564	92,582
Invesco Treasury Portfolio – Institutional Class, 1.22% (c)	51,038	51,038
Total Money Market Funds (Cost $188,278)		188,278
TOTAL INVESTMENTS IN SECURITIES–99.77% (Cost $21,301,504)		23,312,083
OTHER ASSETS LESS LIABILITIES–0.23%		54,753
NET ASSETS–100.00%		$23,366,836

Investment Abbreviations:

ADR	— American Depositary Receipt
REGS	— Regulation S

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $1,056,637, which represented 4.52% of the Fund’s Net Assets.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Global Infrastructure Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Global Infrastructure Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Global Infrastructure Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $1,296,176 and from Level 2 to Level 1 of $838,414, due to foreign fair value adjustments.

Invesco Global Infrastructure Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$185,731	$863,792	$—	$1,049,523
Canada	3,198,619	—	—	3,198,619
China	484,083	305,849	—	789,932
France	2,370,189	97,317	—	2,467,506
Hong Kong	59,719	—	—	59,719
Italy	803,677	—	—	803,677
Japan	115,581	299,405	—	414,986
Luxembourg	125,719	—	—	125,719
Mexico	146,266	—	—	146,266
Netherlands	200,988	—	—	200,988
New Zealand	155,224	—	—	155,224
Spain	1,444,201	—	—	1,444,201
United Kingdom	1,195,606	525,247	—	1,720,853
United States	10,546,592	—	—	10,546,592
Money Market Funds	188,278	—	—	188,278
Total Investments	$21,220,473	$2,091,610	$—	$23,312,083

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	GMN-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2018

(Unaudited)

	Shares	Value

Stocks–92.47%

Australia–0.98%

Cochlear Ltd.	382	$53,474
Metcash Ltd.	40,564	104,596
		158,070

Austria–1.04%

OMV AG	2,623	168,880

Canada–4.02%

Barrick Gold Corp.	5,628	80,942
Enerplus Corp.	16,411	186,392
Kinross Gold Corp.(a)	20,800	90,302
Russel Metals Inc.	4,133	105,039
West Fraser Timber Co., Ltd.	2,674	187,093
		649,768

China–1.44%

Yangzijiang Shipbuilding Holdings Ltd.	190,600	232,033

Denmark–0.80%

Dfds A/S	709	42,484

Vestas Wind Systems A/S	1,282	87,473

		129,957

Finland–1.10%

UPM-Kymmene Oyj	5,261	177,266

France–3.27%

Faurecia	1,325	119,064
Nexity S.A.	2,200	132,468
Peugeot S.A.	12,324	276,782
		528,314

Germany–4.45%

Covestro AG -REGS(b)	2,625	301,713
Hochtief AG	1,070	193,167
RWE AG(a)	1,489	29,799
Siltronic AG(a)	773	128,117
Software AG	1,244	67,383
		720,179

Ireland–0.18%

Smurfit Kappa Group PLC	828	29,061

Japan–22.62%

Aeon Mall Co., Ltd.	1,900	41,787
Asahi Glass Co., Ltd.	1,000	44,174
Benesse Holdings, Inc.	1,000	37,771
Brother Industries, Ltd.	10,900	280,474
Dai Nippon Printing Co., Ltd.	10,000	223,571
Daiichikosho Co., Ltd.	2,400	130,852
Daiwa House Industry Co., Ltd.	2,500	99,230
Denka Co., Ltd.	2,200	87,960
Fujitsu Ltd.	23,000	169,366

	Shares	Value

Japan–(continued)

Haseko Corp.	6,300	$98,708
Ibiden Co., Ltd.	17,300	269,437
JTEKT Corp.	4,800	85,984
K’s Holdings Corp.	6,200	173,717
Leopalace21 Corp.	3,900	32,330
Marubeni Corp.	17,400	130,952
Miraca Holdings Inc.	2,000	91,600
Mitsubishi Corp.	3,200	89,858
Mitsui & Co., Ltd.	11,700	206,388
mixi, Inc.	4,800	212,135
Nippon Express Co., Ltd.	1,600	115,345
Nippon Telegraph & Telephone Corp.	900	43,011
Nishimatsu Construction Co., Ltd.	3,600	102,529
Penta-Ocean Construction Co., Ltd.	33,000	254,578
TDK Corp.	600	55,589
Tokyo Gas Co., Ltd.	8,000	190,645
Toppan Printing Co., Ltd.	19,000	179,146
West Japan Railway Co.	2,800	210,691
		3,657,828

Malta–0.23%

Kindred Group PLC	2,263	37,793

Netherlands–0.37%

BE Semiconductor Industries N.V.	626	60,307

New Zealand–0.86%

a2 Milk Co. Ltd.(a)	20,909	139,674

Norway–0.48%

SalMar ASA	2,873	78,106

Panama–0.35%

Copa Holdings, S.A.-Class A	408	56,439

Singapore–0.61%

Genting Singapore PLC	58,400	59,923
SATS Ltd.	9,300	39,208
		99,131

Spain–2.05%

Distribuidora Internacional de Alimentacion S.A.	39,314	209,924
Mediaset Espana Comunicacion S.A.	10,715	121,161
		331,085

Sweden–1.50%

Intrum Justitia AB	4,910	182,191
Loomis AB -Class B	1,489	59,521
		241,712

Switzerland–2.19%

Georg Fischer AG	31	44,899
Lonza Group AG	899	249,674
Oriflame Holding AG	1,337	59,859
		354,432

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

United Kingdom–8.15%

Electrocomponents PLC	15,299	$133,066
Fiat Chrysler Automobiles N.V.(a)	12,787	306,643
GlaxoSmithKline PLC	4,297	80,099
Indivior PLC(a)	11,018	62,669
Moneysupermarket.com Group PLC	19,301	92,788
PageGroup PLC	10,980	84,806
Persimmon PLC	5,061	179,784
Royal Dutch Shell PLC -Class B	1,828	64,873
SSP Group PLC	3,933	33,941
Subsea 7 S.A.	9,666	150,448
WH Smith PLC	4,232	128,464
		1,317,581

United States–35.78%

Aaron’s, Inc.	3,713	151,825
Amgen Inc.	506	94,141
Assured Guaranty Ltd.	1,540	54,809
AT&T Inc.	2,603	97,482
Baxter International Inc.	1,018	73,327
Best Buy Co., Inc.	3,195	233,427
Biogen Inc.(a)	717	249,380
Boeing Co. (The)	874	309,719
Cisco Systems, Inc.	6,385	265,233
Citigroup Inc.	4,090	320,983
Darden Restaurants, Inc.	1,562	149,718
Devon Energy Corp.	3,743	154,848
Gap, Inc. (The)	874	29,052
Gilead Sciences, Inc.	3,045	255,171
Greif Inc. -Class A	726	42,921
HP Inc.	12,803	298,566
HRG Group, Inc.(a)	5,688	103,806
Humana Inc.	263	74,121
InterDigital, Inc.	1,220	95,221
Juniper Networks, Inc.	1,671	43,697
Lear Corp.	806	155,671
Lincoln National Corp.	678	56,138
LyondellBasell Industries N.V. -Class A	800	95,872
Macy’s, Inc.	3,266	84,753
Michael Kors Holdings Ltd.(a)	1,904	125,664
Newmont Mining Corp.	3,910	158,394
Office Depot, Inc.	38,457	124,985
Penn National Gaming, Inc.(a)	1,272	40,590
Potlatch Corp.	1,165	61,628
Royal Caribbean Cruises Ltd.	264	35,257
Sanderson Farms, Inc.	323	40,989
Teradyne, Inc.	2,608	119,551
Transocean Ltd.(a)	13,091	141,252
United Therapeutics Corp.(a)	404	52,116
Valero Energy Corp.	2,887	277,065
VeriSign, Inc.(a)	1,349	155,027
Vertex Pharmaceuticals Inc. (a)	642	107,131
VMware, Inc. -Class A(a)	769	95,194
Voya Financial, Inc.	5,528	286,958

	Shares	Value

United States–(continued)

Wal-Mart Stores, Inc.	634	$67,584
WellCare Health Plans Inc.(a)	1,406	295,794
Whiting Petroleum Corp.(a)	1,429	39,898
Williams Cos., Inc. (The)	2,247	70,533
		5,785,491
Total Stocks (Cost $10,915,995)		14,953,107

Money Market Funds–6.05%(c)

Invesco Government & Agency Portfolio – Institutional Class, 1.24%	342,480	342,480
Invesco Liquid Assets Portfolio – Institutional Class, 1.48%	244,616	244,665
Invesco Treasury Portfolio – Institutional Class, 1.22%	391,406	391,406
Total Money Market Funds (Cost $978,527)		978,551
TOTAL INVESTMENTS IN SECURITIES–98.52% (Cost $11,894,522)		15,931,658
OTHER ASSETS LESS LIABILITIES–1.48%		239,111
NET ASSETS–100.00%		$16,170,769

Investment Abbreviations:

REGS    —   Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2018 represented 1.87% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index (1)	Payment Frequency	Notional Value	Upfront Payments (Received)	Value(2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	$(5,863,103)	$—	$105,973	$105,973	$(5,753,502)
Japan Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(3,716,748)	—	34,378	34,378	(3,683,528)
Denmark Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(283,425)	—	14,041	14,041	(269,449)
Euro Area Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(1,999,228)	—	8,840	8,840	(1,990,867)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(1,012,960)	—	7,200	7,200	(1,006,031)
Sweden Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(208,612)	—	4,373	4,373	(204,287)
Spain Equity Securities- Short	Morgan Stanley & Co. LLC	02/25/2019	Federal Funds floating rate	Monthly	(192,197)	—	3,581	3,581	(188,655)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	10/17/2019	Federal Funds floating rate	Monthly	(41,617)	—	950	950	(40,667)

Subtotal—Appreciation						—	179,336	179,336	(13,136,986)
Norway Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(102,212)	—	(914)	(914)	(103,149)
Australia Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(126,747)	—	(1,615)	(1,615)	(128,398)
Singapore Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(273,931)	—	(3,343)	(3,343)	(277,350)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(383,842)	—	(14,285)	(14,285)	(398,210)
Canada Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(638,038)	—	(15,856)	(15,856)	(654,065)

Subtotal—Depreciation						—	(36,013)	(36,013)	(1,561,172)

Total Return Swap Agreements – Equity Risk						$—	$143,323	$143,323	$(14,698,158)

(1) The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.

(2) Amount includes $(1,179) of dividends payable and financing fees related to the reference entities.

(3) Swap agreements collateralized by $62,813 cash held with Morgan Stanley & Co. LLC, the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of January 31, 2018.

	Shares	Value	Percentage of Reference Entities

Equity Securities – Short

Australia

Brambles Ltd.	(4,096)	$(32,675)	0.21
National Australia Bank Ltd.	(4,078)	(95,723)	0.64
		(128,398)

Canada

Enbridge Inc.	(927)	(33,937)	0.25
Hydro One Ltd.	(5,009)	(90,447)	0.59
Ritchie Bros. Auctioneers Inc.	(6,252)	(203,368)	1.32
Stella-Jones Inc.	(3,516)	(148,044)	0.94
Waste Connections, Inc.	(647)	(46,500)	0.31
Wheaton Precious Metals Corp.	(6,100)	(131,770)	0.89
		(654,066)

Denmark

Genmab A/S	(1,471)	(269,449)	1.91

	Shares	Value	Percentage of Reference Entities

Euro Area

Accor S.A.	(1,719)	$(97,850)	0.65
Amer Sports Oyj	(1,359)	(38,350)	0.25
ANDRITZ AG	(527)	(31,614)	0.21
Anheuser-Busch InBev S.A./N.V.	(1,322)	(149,585)	1.03
Banco BPM S.p.A.	(25,730)	(97,860)	0.63
Banco Comercial Portugues S.A.	(233,456)	(93,356)	0.61
Bayerische Motoren Werke AG	(1,367)	(156,085)	1.09
Bollore S.A.	(25,568)	(148,556)	0.99
Daimler AG	(3,584)	(328,064)	2.24
GEA Group AG	(1,792)	(89,057)	0.59
Getlink SE	(5,916)	(82,995)	0.55
Nokia OYJ	(58,727)	(282,670)	1.93
Renault S.A.	(1,246)	(137,010)	0.94
SBM Offshore NV	(9,393)	(175,271)	1.22
Unione di Banche Italiane S.p.A.	(6,717)	(34,791)	0.23
Unipol Gruppo S.p.A.	(8,661)	(47,752)	0.31
		(1,990,866)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities

Hong Kong

MGM China Holdings Ltd.	(13,200)	$(40,667)	0.28

Japan

Asahi Intecc Co., Ltd.	(1,300)	(50,430)	0.33
Daifuku Co., Ltd.	(1,800)	(120,363)	0.84
Fast Retailing Co., Ltd.	(100)	(44,600)	0.30
Hamamatsu Photonics K.K.	(8,400)	(310,085)	2.14
JGC Corp.	(13,400)	(289,186)	1.93
Kansai Paint Co., Ltd.	(8,500)	(209,833)	1.46
Keihan Holdings Co., Ltd.	(4,400)	(139,049)	0.95
Keyence Corp.	(400)	(243,400)	1.74
Kintetsu Group Holdings Co., Ltd.	(800)	(31,584)	0.22
Koito Manufacturing Co., Ltd.	(2,000)	(140,515)	1.00
Kyushu Electric Power Co., Inc.	(6,100)	(66,716)	0.45
M3 Inc.	(2,300)	(84,062)	0.56
Maruichi Steel Tube Ltd.	(1,400)	(42,063)	0.28
MISUMI Group Inc.	(9,100)	(273,825)	2.01
Nidec Corp.	(1,600)	(255,748)	1.73
Nihon M&A Center Inc.	(3,500)	(208,391)	1.33
Nintendo Co., Ltd.	(200)	(87,881)	0.59
Nitori Holdings Co., Ltd.	(500)	(79,624)	0.51
Ryohin Keikaku Co., Ltd.	(300)	(100,165)	0.65
Shimadzu Corp.	(5,000)	(125,996)	0.85
Shimano Inc.	(600)	(85,738)	0.57
SoftBank Group Corp.	(900)	(74,031)	0.51
Start Today Co., Ltd.	(1,000)	(29,358)	0.20
Sumitomo Metal Mining Co., Ltd.	(800)	(37,432)	0.25
Topcon Corp.	(7,500)	(190,643)	1.21
Toshiba Corp.	(20,000)	(56,975)	0.41
Tsuruha Holdings Inc.	(1,100)	(153,156)	1.01
Welcia Holdings Co., Ltd.	(3,600)	(152,679)	1.01
		(3,683,528)

Norway

Schibsted ASA-Class A	(925)	(29,718)	0.20
Schibsted ASA-Class B	(2,435)	(73,431)	0.49
		(103,149)

Singapore

SembCorp. Industries Ltd.	(107,000)	(277,350)	1.85

Spain

Acerinox S.A.	(3,936)	(57,881)	0.39
Cellnex Telecom S.A.	(4,843)	(130,774)	0.90
		(188,655)

Sweden

Fastighets AB Balder-Class B	(3,734)	(99,509)	0.69
Lundin Petroleum AB	(2,469)	(61,489)	0.43
Skanska AB-Class B	(2,130)	(43,289)	0.29
		(204,287)

Switzerland

ams AG	(793)	(73,174)	0.47
Panalpina Welttransport Holding AG	(770)	(127,492)	0.85
Vifor Pharma AG	(1,342)	(197,544)	1.27
		(398,210)

	Shares	Value	Percentage of Reference Entities

United Kingdom

BBA Aviation PLC	(34,143)	$(170,539)	1.18
Dixons Carphone PLC	(11,903)	(33,073)	0.23
Essentra PLC	(13,715)	(99,602)	0.67
Fresnillo PLC	(6,116)	(116,706)	0.80
Just Eat PLC	(15,709)	(181,819)	1.18
Paddy Power Betfair PLC	(2,265)	(262,896)	1.76
Serco Group PLC	(30,457)	(38,357)	0.28
Shire PLC	(2,181)	(103,039)	0.72
		(1,006,031)

United States

ACADIA Pharmaceuticals, Inc.	(2,185)	(65,353)	0.43
Advance Auto Parts, Inc.	(427)	(49,955)	0.34
Advanced Micro Devices, Inc.	(3,876)	(53,256)	0.33
Alphabet Inc.-Class A	(32)	(37,831)	0.25
Alphabet Inc.-Class C	(189)	(221,119)	1.47
Avnet, Inc.	(1,462)	(62,135)	0.42
Ball Corp.	(4,734)	(181,217)	1.20
Bank of the Ozarks	(864)	(43,157)	0.30
Callon Petroleum Co.	(6,190)	(70,256)	0.53
Charter Communications, Inc.-Class A	(146)	(55,078)	0.36
Cheniere Energy, Inc.	(3,164)	(178,956)	1.18
Chipotle Mexican Grill, Inc.	(256)	(83,138)	0.57
Compass Minerals International, Inc.	(1,348)	(98,269)	0.67
Coty, Inc.-Class A	(10,215)	(200,316)	1.44
Cousins Properties, Inc.	(3,835)	(34,515)	0.24
Dentsply Sirona, Inc.	(1,433)	(87,141)	0.59
DexCom, Inc.	(2,411)	(140,320)	0.90
Diamondback Energy, Inc.	(1,567)	(196,659)	1.40
Dominion Energy, Inc.	(2,127)	(162,588)	1.07
Education Realty Trust, Inc.	(1,480)	(48,884)	0.34
Ellie Mae, Inc.	(582)	(54,417)	0.38
Envision Healthcare Corp.	(4,911)	(176,747)	1.19
Equinix, Inc.	(115)	(52,347)	0.34
FireEye, Inc.	(3,073)	(46,341)	0.31
Gulfport Energy Corp.	(9,282)	(94,398)	0.79
Hexcel Corp.	(2,100)	(143,535)	0.92
Howard Hughes Corp.	(1,625)	(204,685)	1.39
IQVIA Holdings Inc.	(296)	(30,248)	0.21
Johnson Controls International PLC	(5,548)	(217,093)	1.47
Kennedy-Wilson Holdings, Inc.	(8,592)	(152,508)	1.00
LCI Industries	(283)	(31,201)	0.24
MACOM Technology Solutions Holdings, Inc.	(1,035)	(32,189)	0.23
Markel Corp.	(210)	(241,015)	1.59
Martin Marietta Materials, Inc.	(279)	(63,659)	0.43
Mattel, Inc.	(14,226)	(225,340)	1.54
Medicines Co. (The)	(3,974)	(131,659)	0.77
Monro Muffler Brake, Inc.	(2,191)	(123,792)	0.91
Murphy USA, Inc.	(980)	(83,604)	0.58
National Instruments Corp.	(751)	(37,505)	0.23
Neurocrine Biosciences, Inc.	(379)	(32,393)	0.22
Nevro Corp.	(1,530)	(122,798)	0.83
Newell Brands, Inc.	(942)	(24,906)	0.20
O’Reilly Automotive, Inc.	(222)	(58,761)	0.41
Parsley Energy, Inc.-Class A	(7,579)	(178,864)	1.49

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities

United States–(continued)

SM Energy Co.	(2,991)	$(69,840)	0.53
TESARO, Inc.	(1,093)	(73,734)	0.50
Tractor Supply Co.	(2,527)	(192,684)	1.40
Ultimate Software Group, Inc. (The)	(400)	(93,156)	0.61
Ultragenyx Pharmaceutical, Inc.	(631)	(33,664)	0.23
United Bankshares, Inc.	(4,117)	(151,506)	1.02
ViaSat, Inc.	(3,193)	(241,455)	1.72
Vulcan Materials Co.	(260)	(35,204)	0.23
Wabtec Corp.	(1,185)	(96,032)	0.66
WEC Energy Group, Inc.	(553)	(35,558)	0.23
Zayo Group Holdings, Inc.	(2,739)	(100,521)	0.67
		(5,753,502)
Total Equity Securities - Short		$(14,698,158)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer

Invesco Global Market Neutral Fund

A.	Security Valuations – (continued)

specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Global Market Neutral Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Invesco Invesco Global Market Neutral Fund

G.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
H.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

Invesco Global Market Neutral Fund

During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $1,013,733 and from Level 2 to Level 1 of $901,795, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$158,070	$—	$—	$158,070
Austria	168,880	—	—	168,880
Canada	649,768	—	—	649,768
China	—	232,033	—	232,033
Denmark	87,473	42,484	—	129,957
Finland	177,266	—	—	177,266
France	528,314	—	—	528,314
Germany	527,012	193,167	—	720,179
Ireland	29,061	—	—	29,061
Japan	335,084	3,322,744	—	3,657,828
Malta	37,793	—	—	37,793
Netherlands	—	60,307	—	60,307
New Zealand	139,674	—	—	139,674
Norway	78,106	—	—	78,106
Panama	56,439	—	—	56,439
Singapore	39,208	59,923	—	99,131
Spain	331,085	—	—	331,085
Sweden	241,712	—	—	241,712
Switzerland	104,758	249,674	—	354,432
United Kingdom	769,356	548,225	—	1,317,581
United States	5,785,491	—	—	5,785,491
Money Market Funds	978,551	—	—	978,551
Total Investments in Securities	11,223,101	4,708,557	—	15,931,658
Other Investments – Assets*
Swap Agreements	—	179,336	—	179,336
Other Investments – Liabilities*
Swap Agreements	—	(36,013)	—	(36,013)
Total Other Investments	—	143,323		143,323
Total Investments	$11,402,437	$4,672,544	$—	$16,074,981

*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco Global Market Neutral Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

Derivative Assets	Value
Equity Risk
Unrealized appreciation on swap agreements—OTC	$179,336
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$179,336

Derivative Liabilities	Value
Equity Risk
Unrealized depreciation on swap agreements—OTC	$(36,013)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(36,013)

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(1,579,518)
Change in Net Unrealized Appreciation:
Swap agreements	235,645
Total	$(1,343,873)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$15,423,961

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	GTR-QTR-1 03/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–36.64%

Australia–0.30%

Alumina Ltd.	12,439	$24,156
Amcor Ltd.	6,868	80,578
BHP Billiton PLC	4,753	105,714
Fairfax Media Ltd.	27,882	15,952
Metcash Ltd.	15,995	41,244
Newcrest Mining Ltd.	2,286	41,760
Origin Energy Ltd. (a)	4,733	35,567
QBE Insurance Group Ltd.	5,051	43,876
Woodside Petroleum Ltd.	2,267	60,379
		449,226

Austria–0.09%

OMV AG	1,331	85,695
voestalpine AG	689	44,764
		130,459

Belgium–0.05%

Proximus S.A.	2,192	73,912

Brazil–0.22%

BRF S.A. (a)	4,100	45,470
EZ Tec Empreendimentos e Participacoes S.A.	11,400	79,684
Kroton Educacional S.A.	8,600	43,843
Telefonica Brasil S.A. -Preference Shares	9,287	156,895
		325,892

Canada–0.33%

Agnico Eagle Mines Ltd.	614	29,030
Canadian Natural Resources Ltd.	7,294	249,004
Goldcorp, Inc.	4,489	64,282
Methanex Corp.	1,144	72,015
PrairieSky Royalty Ltd.	2,858	70,776
		485,107

China–2.42%

51job, Inc. -ADR (a)	2,341	164,081
Alibaba Group Holding Ltd. -ADR(a)	887	181,205
Baidu, Inc. -ADR(a)	1,385	341,984
Bank of China Ltd. -Class H	196,000	118,012
Bitauto Holdings Ltd. -ADR (a)	2,334	81,200
Changyou.com Ltd. -ADR (a)	379	11,662
China Biologic Products Holdings, Inc. (a)	208	16,833
China Communications Services Corp. Ltd. -Class H	48,000	30,457
China Conch Venture Holdings Ltd.	40,500	113,383
China Mobile Ltd.	33,000	347,972
China Resources Power Holdings Co. Ltd.	42,000	77,529
CNOOC Ltd.	151,000	237,501

	Shares	Value

China–(continued)

Dongfeng Motor Group Co. Ltd. -Class H	16,000	$20,903
ENN Energy Holdings Ltd.	13,000	100,084
FIH Mobile Ltd.	30,000	8,936
Fuyao Glass Industry Group Co., Ltd. -Class H -REGS(b)	6,000	25,372
Industrial & Commercial Bank of China Ltd. -Class H	237,000	223,736
JD.com, Inc. -ADR (a)	8,868	436,572
Minth Group Ltd.	24,000	135,607
NetEase, Inc. -ADR	1,152	368,824
Qingdao Port International Co., Ltd. -Class H -REGS(b)	91,000	67,006
Sohu.com Inc. (a)	369	14,210
Tencent Holdings Ltd.	7,100	420,776
Zhejiang Expressway Co., Ltd. -Class H	32,000	37,880
		3,581,725

Denmark–0.42%

A.P. Møller - Maersk A/S -Class B	60	106,897
Carlsberg A/S -Class B	669	85,914
Danske Bank A/S	3,281	133,281
GN Store Nord A/S	1,015	34,238
H. Lundbeck A/S	1,364	69,469
ISS A/S	497	19,393
Novo Nordisk A/S -Class B	2,414	134,265
Rockwool International A/S -Class B	76	21,224
Sydbank A/S	391	15,981
		620,662

Finland–0.63%

Nokia Oyj	38,490	185,264
Stora Enso Oyj -Class R	18,427	316,600
UPM-Kymmene Oyj	12,755	429,771
		931,635

France–2.31%

Airbus S.E.	2,910	334,181
Atos S.E.	815	128,501
AXA S.A.	2,984	98,154
BNP Paribas S.A.	2,750	227,381
Bouygues S.A.	290	16,119
Capgemini S.E.	2,086	276,976
Cie Generale des Etablissements Michelin	1,841	294,385
Elis S.A.	776	21,677
Engie S.A.	2,063	35,806
Faurecia	1,585	142,428
Legrand S.A.	992	82,450
Nexity S.A.	260	15,655
Orange S.A.	23,724	428,399
Peugeot S.A.	2,507	56,304
Safran S.A.	1,077	121,595
Société Générale S.A.	2,293	133,385
TOTAL S.A.	17,504	1,014,400
		3,427,796

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Shares	Value

Germany–1.86%

Allianz S.E.	487	$123,038
Aurubis AG	269	28,233
BASF S.E.	2,468	288,999
Bayer AG	4,161	544,587
Beiersdorf AG	239	28,337
Covestro AG -REGS (b)	1,228	141,144
Deutsche Post AG	12,187	576,005
Deutsche Telekom AG	7,519	131,855
E.ON S.E.	10,262	107,770
Fraport AG Frankfurt Airport Services Worldwide	978	115,566
HOCHTIEF AG	270	48,743
Muenchener Rueckversicherungs-Gesellschaft AG	182	42,829
Rheinmetall AG	496	70,138
RWE AG (a)	5,188	103,827
SAP S.E.	385	43,415
Siltronic AG (a)	158	26,187
Software AG	591	32,012
TAG Immobilien AG	1,341	26,454
TUI AG	6,193	140,070
Volkswagen AG -Preference Shares	608	133,620
		2,752,829

Hong Kong–0.72%

AIA Group Ltd.	43,400	372,690
CK Asset Holdings Ltd.	17,000	162,473
CK Hutchison Holdings Ltd.	22,000	296,986
Jardine Strategic Holdings Ltd.	600	23,880
Pacific Basin Shipping Ltd. (a)	63,000	14,577
Standard Chartered PLC (a)	11,950	137,945
Yue Yuen Industrial (Holdings) Ltd.	14,000	63,176
		1,071,727

India–0.74%

Adani Ports & Special Economic Zone Ltd.	10,406	70,106
Godrej Consumer Products Ltd.	5,078	84,034
HDFC Bank Ltd. -ADR	3,237	351,506
Housing Development Finance Corp. Ltd.	1,562	48,056
ICICI Bank Ltd. -ADR	11,510	126,382
Infosys Ltd. -ADR	7,979	143,702
Tata Consultancy Services Ltd.	603	29,514
UPL Ltd.	13,552	160,279
Zee Entertainment Enterprises Ltd.	9,087	84,843
		1,098,422

Indonesia–0.13%

PT Bank Negara Indonesia (Persero) Tbk	170,100	119,449
PT Bank Rakyat Indonesia (Persero) Tbk	170,800	47,143
PT Telekomunikasi Indonesia Persero Tbk	80,700	24,086
		190,678

Ireland–0.12%

Kingspan Group PLC	3,299	152,361
UDG Healthcare PLC	2,467	28,739
		181,100

	Shares	Value

Italy–0.74%

A2A S.p.A.	10,600	$20,345
Banco BPM S.p.A. (a)	45,877	174,486
Eni S.p.A.	9,307	167,380
Intesa Sanpaolo S.p.A.	111,190	435,952
Iren S.p.A.	7,260	23,525
Recordati S.p.A.	1,616	73,570
Telecom Italia S.p.A. (a)	223,762	201,461
		1,096,719

Japan–0.37%

INPEX Corp.	3,300	42,894
Mitsubishi Estate Co., Ltd.	2,800	53,871
NEXON Co., Ltd. (a)	5,500	182,628
Sumitomo Mitsui Financial Group, Inc.	1,900	85,830
Toyota Motor Corp.	2,600	178,961
		544,184

Jersey–0.07%

Randgold Resources Ltd.	1,054	106,446

Malaysia–0.01%

British American Tobacco Malaysia Bhd.	1,600	14,086

Malta–0.02%

Kindred Group PLC -SDR	1,482	24,750

Mexico–0.09%

Fibra Uno Administracion S.A. de C.V.	83,376	131,297

Netherlands–0.79%

ASM International N.V.	502	36,122
ASR Nederland N.V.	669	29,236
BE Semiconductor Industries N.V.	287	27,649
Heineken Holding N.V.	202	21,431
ING Groep N.V.	21,219	417,447
Koninklijke Ahold Delhaize N.V.	17,653	393,834
Philips Lighting N.V.	475	18,694
SBM Offshore N.V.	5,280	98,523
Wolters Kluwer N.V.	2,556	135,277
		1,178,213

Norway–0.63%

Norsk Hydro ASA	11,495	83,792
Orkla ASA	6,069	63,148
SalMar ASA	753	20,471
Statoil ASA	21,890	512,852
Telenor ASA	5,961	139,557
TGS NOPEC Geophysical Co. ASA	1,531	38,435
Yara International ASA	1,547	74,342
		932,597

Philippines–0.03%

Robinsons Retail Holdings, Inc.	24,820	45,738

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Shares	Value

Russia–0.04%

United Co. RUSAL PLC	81,000	$58,814

Singapore–0.19%

DBS Group Holdings Ltd.	4,800	96,445
Parkway Life REIT	5,100	11,736
Singapore Telecommunications Ltd.	5,800	15,653
United Overseas Bank Ltd.	7,800	162,900
		286,734

South Africa–0.01%

Naspers Ltd. -Class N	75	21,413

South Korea–1.55%

E-MART Inc.	146	39,862
Hyundai Motor Co.	1,335	201,901
Hyundai Motor Co. -Preference Shares	1,557	151,653
Hyundai Steel Co.	631	33,685
Kangwon Land, Inc. (a)	1,343	40,815
KB Financial Group Inc.	2,784	174,922
Korea Electric Power Corp.	5,199	174,071
Korea Investment Holdings Co., Ltd. (a)	463	38,049
LG Corp. (a)	1,520	126,839
LG Uplus Corp.	1,459	19,540
POSCO	608	217,146
Samsung Electronics Co., Ltd.	259	606,982
Samsung Electronics Co., Ltd. -Preference Shares	142	282,102
Samsung Fire & Marine Insurance Co., Ltd.	159	43,035
Shinhan Financial Group Co., Ltd.	2,905	143,794
		2,294,396

Spain–0.59%

Amadeus IT Group S.A.	1,858	144,246
Atresmedia Corp. de Medios de Comunicación, S.A.	6,050	63,206
Banco Bilbao Vizcaya Argentaria, S.A.	13,557	127,377
Bankia S.A.	22,109	111,987
CaixaBank S.A.	55,375	298,848
Mediaset Espana Comunicacion S.A.	3,807	43,048
Merlin Properties SOCIMI, S.A.	3,902	56,146
Obrascon Huarte Lain, S.A. (a)	5,849	36,111
		880,969

Sweden–0.44%

Autoliv, Inc.	350	53,274
Electrolux AB -Series B	3,807	134,403
Intrum Justitia AB	789	29,277
Loomis AB -Class B	601	24,024
Lundin Petroleum AB (a)	3,189	79,520
Nordea Bank AB	5,687	70,177
Saab AB -Class B	493	23,617
Sandvik AB	1,128	22,209
SSAB AB -Class A (a)	5,879	37,295
SSAB AB -Class B (a)	12,883	67,119
Swedish Match AB	2,727	110,463
		651,378

	Shares	Value

Switzerland–2.39%

Adecco Group AG	2,986	$245,446
Barry Callebaut AG	19	38,874
Bucher Industries AG	63	28,877
Coca-Cola HBC AG	1,890	63,490
Flughafen Zürich AG	140	35,640
Georg Fischer AG	39	56,487
Glencore PLC	63,101	361,678
Logitech International S.A.	3,098	130,018
Lonza Group AG	496	137,751
Nestle S.A.	1,555	134,223
Novartis AG	6,430	581,719
Roche Holding AG	2,429	598,132
SGS S.A.	52	139,709
Sika AG	16	138,450
Straumann Holding AG	171	130,634
Swisscom AG	261	142,573
Temenos Group AG	883	122,009
UBS Group AG	11,336	230,204
VAT Group AG -REGS (b)	166	26,498
Zurich Insurance Group AG	634	208,212
		3,550,624

Taiwan–0.91%

Asustek Computer Inc.	6,000	57,856
China Life Insurance Co., Ltd.	23,170	23,873
Delta Electronics Inc.	6,000	30,267
Gigabyte Technology Co., Ltd.	10,000	24,948
Hon Hai Precision Industry Co., Ltd.	57,000	180,344
MediaTek Inc.	12,000	123,125
Quanta Computer Inc.	15,000	32,757
Taiwan Semiconductor Manufacturing Co. Ltd. -ADR	14,461	655,228
Taiwan Semiconductor Manufacturing Co. Ltd.	25,000	219,095
Yageo Corp.	1	9
		1,347,502

Thailand–0.11%

Bangkok Bank PCL -NVDR	4,500	29,698
Bangkok Bank PCL	17,300	122,578
CPN Retail Growth Leasehold REIT	23,800	17,091
		169,367

United Kingdom–13.37%

AstraZeneca PLC	4,792	332,045
Aviva PLC	111,824	814,796
Babcock International Group PLC	24,924	242,755
BAE Systems PLC	117,881	994,163
Balfour Beatty PLC	34,012	136,420
Barclays PLC	286,998	815,724
Barratt Developments PLC	14,431	119,902
Beazley PLC	31,909	240,566
Bellway PLC	1,877	88,503
Booker Group PLC	50,105	161,201
BP PLC	239,980	1,707,366
British American Tobacco PLC	10,065	688,083
British Land Co. PLC (The)	18,789	178,360
BT Group PLC	205,087	743,826

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Shares	Value

United Kingdom–(continued)

BTG PLC (a)	23,470	$247,754
Bunzl PLC	5,979	174,873
Capita PLC	19,989	51,748
Dairy Crest Group PLC	14,273	119,258
Derwent London PLC	4,801	199,688
easyJet PLC	28,247	665,745
Electrocomponents PLC	4,499	39,131
Essentra PLC	11,737	85,237
esure Group PLC	33,371	113,523
Experian PLC	984	22,675
Fiat Chrysler Automobiles N.V. (a)	793	19,017
G4S PLC	101,435	409,442
GlaxoSmithKline PLC	11,471	213,827
Hays PLC	11,311	32,472
Hiscox Ltd.	19,495	391,381
HSBC Holdings PLC	10,000	107,522
Imperial Brands PLC	7,245	298,153
Indivior PLC (a)	9,629	54,769
InterContinental Hotels Group PLC	1,320	88,424
International Consolidated Airlines Group, S.A.	15,940	144,859
International Consolidated Airlines Group, S.A.	28,448	258,580
Intertek Group PLC	1,126	80,318
J D Wetherspoon PLC	9,386	167,777
J Sainsbury PLC	135,610	486,161
Lancashire Holdings Ltd.	16,253	151,840
Legal & General Group PLC	245,334	942,568
Man Group PLC	4,709	14,522
Marks & Spencer Group PLC	86,170	368,623
Moneysupermarket.com Group PLC	5,347	25,705
N Brown Group PLC	25,469	72,949
NewRiver REIT PLC	38,617	164,759
Next PLC	4,820	348,468
PageGroup PLC	4,873	37,638
Pearson PLC	892	8,787
Persimmon PLC	3,547	126,002
Provident Financial PLC	9,707	92,891
RELX PLC	17,694	388,569
Rentokil Initial PLC	64,418	271,638
Rightmove PLC	811	50,814
Rolls-Royce Holdings PLC	34,800	430,847
Royal Bank of Scotland Group PLC (The) (a)	67,531	275,848
Royal Dutch Shell PLC -Class A	11,283	396,397
Royal Dutch Shell PLC -Class A	33,234	1,161,946
Royal Dutch Shell PLC -Class B	7,569	268,612
Royal Mail PLC	941	6,273
RSA Insurance Group PLC	31,155	274,073
Shaftesbury PLC	9,922	140,873
Spirax-Sarco Engineering PLC	236	19,015
SSP Group PLC	2,698	23,284
Stagecoach Group PLC	30,412	65,287
Standard Chartered PLC (a)	7,357	85,611
Subsea 7 S.A.	6,144	95,629
TalkTalk Telecom Group PLC	96,071	162,318
Tesco PLC	63,911	189,648
Thomas Cook Group PLC	222,487	398,649
TP ICAP PLC	24,636	185,384

	Shares	Value

United Kingdom–(continued)
Unilever N.V.	613	$35,466
Vectura Group PLC (a)	45,364	62,669
Vodafone Group PLC	183,781	586,054
WH Smith PLC	1,426	43,287
William Hill PLC	1,168	5,141
Wm Morrison Supermarkets PLC	37,773	119,059
		19,833,187

United States–3.85%

Allergan PLC	377	67,958
Altria Group, Inc.	4,365	307,034
American Express Co.	1,516	150,690
Amgen Inc.	867	161,305
Aon PLC	809	115,016
Apache Corp.	1,924	86,330
Baker Hughes, a GE Co.	1,475	47,421
Berkshire Hathaway Inc. -Class B (a)	642	137,632
Carnival PLC	1,865	131,602
Chevron Corp.	2,494	312,623
Citigroup Inc.	4,823	378,509
eBay Inc. (a)	3,710	150,552
First Republic Bank	2,995	268,202
Gilead Sciences, Inc.	2,589	216,958
JPMorgan Chase & Co.	3,973	459,557
Las Vegas Sands Corp.	3,358	260,312
Markel Corp. (a)	84	96,406
Mastercard Inc. -Class A	377	63,713
Microsoft Corp.	3,143	298,616
Monsanto Co.	157	19,123
Nasdaq, Inc.	2,437	197,178
National Oilwell Varco Inc.	4,231	155,193
Newmont Mining Corp.	1,360	55,094
Nielsen Holdings PLC	4,510	168,719
PayPal Holdings, Inc. (a)	769	65,611
Pfizer Inc.	6,554	242,760
Priceline Group Inc. (The) (a)	33	63,098
Samsonite International S.A.	12,900	55,903
TE Connectivity Ltd.	1,358	139,236
Union Pacific Corp.	953	127,226
United Rentals, Inc. (a)	338	61,215
United Technologies Corp.	2,096	289,269
Wells Fargo & Co.	4,440	292,063
Williams-Sonoma, Inc.	1,467	75,154
		5,717,278

Zambia–0.10%

First Quantum Minerals Ltd.	9,944	148,271
Total Common Stocks & Other Equity Interests (Cost $45,814,925)		54,355,133

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–10.89%(c)

Australia–0.09%

Origin Energy Finance Ltd., REGS, Unsec. Sub. Gtd. Euro Bonds, 4.00%, 09/16/2074(b)	EUR	100,000	$130,370

Belgium–0.10%

Solvay Finance S.A., REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.87%(b)(d)	EUR	100,000	151,194

Canada–0.02%

Parkland Fuel Corp., Sr. Unsec. Gtd. Notes, 5.63%, 05/09/2025	CAD	40,000	33,008

France–0.47%

Burger King France S.A.S., Sr. Sec. Gtd. Floating Rate Bonds, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023 (b)(e)	EUR	100,000	127,294
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(d)	GBP	100,000	161,051
Picard Groupe S.A.S., Sr. Sec. Gtd. Floating Rate Notes, 3.00% (3 mo. EURIBOR + 3.00%), 11/30/2023 (b)(e)	EUR	100,000	124,246
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.25%(b)(d)	EUR	100,000	129,899
Électricité de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.88%(b)(d)	GBP	100,000	151,007
			693,497

Germany–0.17%

CBR Fashion Finance B.V., Sr. Sec. Gtd. Bonds, 5.13%, 10/01/2022(b)	EUR	100,000	117,310
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 4.63%, 02/15/2026(b)	EUR	100,000	135,398
			252,708

Italy–0.29%

Italy Buoni Poliennali del Tesoro, Sr. Unsec. Euro Bonds, 1.25%, 12/01/2026	EUR	55,000	64,897
Mercury Bondco PLC, Sr. Sec. Gtd. First Lien PIK Bonds, 7.88% PIK Rate, 7.13% Cash Rate, 05/30/2021(b)(f)	EUR	100,000	129,422
Pro-Gest S.p.A., Sr. Unsec. Bonds, 3.25%, 12/15/2024(b)	EUR	100,000	123,374
Wind Tre S.p.A., Sr. Sec. Gtd. Floating Rate First Lien Notes, 2.75% (3 mo. EURIBOR + 2.75%), 01/20/2024 (b)(e)	EUR	100,000	118,255
			435,948

	Principal Amount		Value

Mexico–1.77%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 5.75%, 03/05/2026	MXN	2,113,000	$101,121
7.50%, 06/03/2027	MXN	1,500,000	79,944
10.00%, 12/05/2024	MXN	38,706,700	2,356,832
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 8.25%, 06/02/2022(b)	GBP	50,000	88,240
			2,626,137

Netherlands–0.25%

Constellium N.V., Sr. Unsec. Notes, 4.25%, 02/15/2026(b)	EUR	100,000	126,852
HEMA Bondco I B.V., Sr. Sec. Gtd. Floating Rate First Lien Notes, 6.25% (3 mo. EURIBOR + 6.25%), 07/15/2022 (b)(e)	EUR	100,000	127,642
UPC Holding B.V., REGS, Sr. Sec. First Lien Euro Bonds, 3.88%, 06/15/2029(b)	EUR	100,000	117,765
			372,259

Poland–3.21%

Republic of Poland Government Bond, Series 0726, Unsec. Bonds, 2.50%, 07/25/2026	PLN	16,522,000	4,641,441
Series 0727, Unsec. Bonds, 2.50%, 07/25/2027	PLN	440,000	121,646
			4,763,087

Portugal–0.06%

Portugal Obrigações do Tesouro, REGS, Sr. Unsec. Euro Bonds, 2.88%, 10/15/2025(b)	EUR	60,000	82,430

South Africa–0.08%

Republic of South Africa Government Bond, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	1,500,000	116,569

Spain–0.29%

Naviera Armas, S.A., Sr. Sec. Gtd. Floating Rate Bonds, 6.50% (3 mo. EURIBOR + 6.50%), 07/31/2023 (b)(e)	EUR	100,000	132,062
Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 1.95%, 04/30/2026(b)	EUR	55,000	72,412
Spain Government Inflation Linked Bond, REGS, Sr. Unsec. Euro Bonds, 0.55%, 11/30/2019(b)	EUR	50,000	64,473

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount		Value

Spain–(continued)

Telefónica Europe B.V., REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 6.75%(b)(d)	GBP	100,000	$158,452
			427,399

Supranational–0.08%

European Investment Bank (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 1.50%, 02/01/2019(b)	GBP	80,000	114,573

Switzerland–0.19%

ELM B.V. for Swiss Reinsurance Co. Ltd., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.30%(b)(d)	GBP	100,000	150,854
LafargeHolcim Sterling Finance (Netherlands) B.V., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.00%, 05/12/2032(b)	GBP	100,000	138,731
			289,585

United Kingdom–3.58%

AA Bond Co. Ltd., REGS, Sr. Sec. First Lien Medium-Term Euro Notes, 4.25%, 07/31/2043(b)	GBP	100,000	149,296
B.A.T. International Finance PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.25%, 09/09/2052(b)	GBP	100,000	117,920
Barclays Bank PLC, Series RCI, REGS, Jr. Unsec. Sub. Euro Bonds, 14.00%(b)(d)	GBP	150,000	246,038
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	100,000	138,955
BP Capital Markets PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 1.18%, 08/12/2023(b)	GBP	100,000	138,460
Centrica PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 5.25%, 04/10/2075(b)	GBP	100,000	152,568
CYBG PLC, REGS, Unsec. Sub. Euro Bonds, 5.00%, 02/09/2026(b)	GBP	100,000	150,936
Ei Group PLC, Sr. Sec. First Mortgage Euro Bonds, 6.50%, 12/06/2018	GBP	50,000	73,936
Fidelity International Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.75%, 10/19/2020(b)	GBP	50,000	80,182

	Principal Amount		Value

United Kingdom–(continued)

HBOS Capital Funding L.P., REGS, Jr. Unsec. Sub. Gtd. Euro Notes, 6.46%(b)(d)	GBP	100,000	$147,620
Heathrow Finance PLC, REGS, Sr. Sec. First Lien Euro Notes, 5.75%, 03/03/2025(b)	GBP	100,000	161,066
InterContinental Hotels Group PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 08/24/2026(b)	GBP	100,000	135,924
Jaguar Land Rover Automotive PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 3.88%, 03/01/2023(b)	GBP	100,000	147,771
John Lewis PLC, REGS, Sr. Unsec. Euro Bonds, 4.25%, 12/18/2034(b)	GBP	100,000	152,361
Lloyds Banking Group PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(d)	GBP	200,000	360,725
Marks & Spencer PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 06/12/2025(b)	GBP	100,000	158,844
Matalan Finance PLC, Sr. Sec. First Lien Bonds, 6.75%, 01/31/2023(b)	GBP	100,000	141,270
Nationwide Building Society, REGS, Jr. Unsec. Sub. Bonds, 10.25%(b)(d)	GBP	68,000	154,595
New Look Secured Issuer PLC, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.50%, 07/01/2022(b)	GBP	100,000	65,511
Next PLC, REGS, Sr. Unsec. Euro Bonds, 3.63%, 05/18/2028(b)	GBP	100,000	145,996
Ocado Group PLC, Sr. Sec. Gtd. Notes, 4.00%, 06/15/2024(b)	GBP	100,000	143,766
Phoenix Group Holdings, REGS, Sr. Unsec. Euro Bonds, 5.75%, 07/07/2021(b)	GBP	100,000	158,525
RAC Bond Co. PLC, REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 4.87%, 05/06/2026(b)	GBP	100,000	153,264
RL Finance Bonds No. 3 PLC, REGS, Unsec. Gtd. Sub. Euro Bonds, 6.13%, 11/13/2028(b)	GBP	100,000	170,176
Rothesay Life PLC, REGS, Unsec. Sub. Euro Bonds, 8.00%, 10/30/2025(b)	GBP	100,000	175,067
Royal Bank of Scotland Group PLC (The), REGS, Jr. Unsec. Sub. Variable Rate Euro Notes, 2.00% (3 mo. EURIBOR + 2.33%) (b)(d)(e)	EUR	100,000	124,135
Royal Bank of Scotland PLC (The), Series 352, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.20%(d)	GBP	13,000	20,525

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount		Value

United Kingdom–(continued)

SSE PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 3.88%(b)(d)	GBP	100,000	$148,507
Tesco Property Finance 2 PLC, REGS, Sr. Sec. First Lien Mortgage-Backed Euro Bonds, 6.05%, 10/13/2039(b)	GBP	43,795	73,864
Thames Water Utilities Cayman Finance Ltd., REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 1.88%, 01/24/2024(b)	GBP	100,000	138,940
Travis Perkins PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 4.50%, 09/07/2023(b)	GBP	100,000	150,603
United Kingdom Gilt Inflation-Linked, REGS, Unsec. Bonds, 0.13%, 03/22/2026(b)	GBP	60,000	98,716
Virgin Media Secured Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.25%, 03/28/2029(b)	GBP	100,000	153,111
Vodafone Group PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 3.38%, 08/08/2049(b)	GBP	100,000	134,769
Whitbread Group PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 3.38%, 10/16/2025(b)	GBP	100,000	147,571
William Hill PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 4.88%, 09/07/2023(b)	GBP	100,000	150,533
Yorkshire Building Society (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.50%, 04/21/2026(b)	GBP	100,000	154,535
			5,316,581

United States–0.24%

AT&T Inc., Sr. Unsec. Euro Bonds, 3.55%, 09/14/2037	GBP	100,000	141,786
Johnson & Johnson, Sr. Unsec. Global Notes, 5.50%, 11/06/2024	GBP	50,000	88,572
Netflix, Inc., Sr. Unsec. Notes, 3.63%, 05/15/2027(b)	EUR	100,000	125,427
			355,785
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $14,886,027)			16,161,130

U.S. Dollar Denominated Bonds & Notes–9.65%

Belgium–0.07%

Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Gtd. Global Notes, 3.70%, 02/01/2024		$100,000	102,928

Brazil–0.18%

JBS USA Lux S.A./JBS USA Finance, Inc., REGS, Sr. Unsec. Gtd. Euro Notes, 5.75%, 06/15/2025(b)		45,000	44,784

	Principal Amount	Value

Brazil–(continued)

MARB BondCo PLC, Sr. Unsec. Gtd. Notes, 7.00%, 03/15/2024(b)	$200,000	$201,100
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 8.75%, 05/23/2026	25,000	30,138
		276,022

Canada–0.29%

1011778 BC ULC/ New Red Finance, Inc., Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	83,000	83,519
Air Canada, Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	25,000	28,219
Bombardier Inc., Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	65,000	65,894
7.50%, 03/15/2025(b)	18,000	18,787
Cott Holdings Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2025(b)	50,000	51,062
HudBay Minerals, Inc., Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	31,000	34,255
Mercer International Inc., Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	10,000	10,150
Precision Drilling Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	65,000	63,700
6.50%, 12/15/2021	11,000	11,275
Teck Resources Ltd., Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	25,000	26,000
Sr. Unsec. Notes, 6.13%, 10/01/2035	33,000	37,331
		430,192

France–0.36%

AXA S.A., Series A, Jr. Unsec. Sub. Notes, 6.46%(b)(d)	100,000	101,500
BNP Paribas S.A., REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(d)	200,000	230,000
Societe Generale S.A., Unsec. Sub. Notes, 4.25%, 04/14/2025(b)	200,000	202,500
		534,000

Germany–0.12%

Allianz S.E., REGS, Series DIP, Jr. Unsec. Sub. Medium-Term Euro Notes, 3.88%(b)(d)	200,000	181,956

Israel–0.02%

Teva Pharmaceutical Finance IV, B.V., Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	25,000	24,234

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

Italy–0.31%

Intesa Sanpaolo S.p.A., Jr. Unsec. Gtd. Sub. Notes, 7.70%(b)(d)	$200,000	$223,500
Telecom Italia Capital S.A., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	7,000	8,085
7.20%, 07/18/2036	16,000	19,994
Telecom Italia S.p.A., Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	200,000	212,000
		463,579

Luxembourg–0.20%

Altice Financing S.A., Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	200,000	208,126
Intelsat Jackson Holdings S.A., Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	22,000	17,325
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	51,000	44,944
7.50%, 04/01/2021	29,000	24,831
		295,226

Mexico–0.10%

Fomento Economico Mexicano S.A.B. de C.V., Sr. Unsec. Global Notes, 2.88%, 05/10/2023	150,000	147,494

Spain–0.14%

Codere Finance 2 (Luxembourg) S.A., Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	204,664

Switzerland–0.15%

Cloverie PLC for Zurich Insurance Co. Ltd., REGS, Unsec. Sub. Medium-Term Euro Notes, 5.63%, 06/24/2046(b)	200,000	217,091

United Kingdom–0.58%

Barclays Bank PLC, Unsec. Sub. Global Notes, 7.75%, 04/10/2023	200,000	201,800
HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 6.00%(d)	200,000	209,750
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	28,000	26,110
Royal Bank of Scotland Group PLC (The), Jr. Unsec. Sub. Bonds, 7.50%(d)	200,000	212,250
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	100,000	104,617
Series U, Jr. Unsec. Sub. Variable Rate Global Notes, 4.01% (3 mo. USD LIBOR + 2.32%) (d)(e)	100,000	101,820
		856,347

	Principal Amount	Value

United States–7.09%

AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 06/01/2020	$3,000	$3,345
Sr. Unsec. Notes, 5.50%, 04/15/2025	85,000	88,825
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	10,000	10,888
Sr. Unsec. Notes, 5.00%, 04/01/2023	78,000	81,900
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	47,000	44,885
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 05/19/2022	75,000	77,437
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	30,000	32,790
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	70,000	68,512
5.88%, 11/15/2026	30,000	29,288
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	60,000	61,050
American Woodmark Corp., Sr. Unsec. Gtd. Notes, 4.88%, 03/15/2026(b)	12,000	12,000
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	75,000	78,000
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	65,000	67,276
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	48,000	49,920
Apple Inc., Sr. Unsec. Global Notes, 3.45%, 02/09/2045	50,000	47,747
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	30,000	31,013
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	15,000	15,300
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	60,000	62,550
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	24,000	24,180
6.88%, 02/15/2021(b)	36,000	36,720
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	18,000	17,753
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	22,000	22,083

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)

Ball Corp., Sr. Unsec. Gtd. Global Bonds, 4.00%, 11/15/2023	$50,000	$50,313
Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	60,000	63,750
Bank of America Corp., Series M, Jr. Unsec. Sub. Bonds, 8.13%(d)	100,000	102,125
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	40,000	42,200
8.75%, 03/15/2022	25,000	27,375
Sr. Unsec. Notes, 5.88%, 10/15/2027(b)	6,000	6,000
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	45,000	46,688
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	80,000	86,000
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	40,000	39,000
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	23,000	24,179
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	60,000	62,550
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	25,000	24,781
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	13,000	13,699
Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	7,000	7,018
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	6,000	6,045
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,550
Sr. Unsec. Notes, 5.13%, 05/01/2027(b)	100,000	97,652
5.75%, 02/15/2026(b)	95,000	98,562
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	65,000	66,381
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	60,000	62,700
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	38,000	38,805
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	30,000	30,300
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	90,000	98,775

	Principal Amount	Value

United States–(continued)

Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	$40,000	$38,700
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	26,000	27,235
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	50,000	51,723
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	60,000	59,775
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	65,000	64,675
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	27,000	28,418
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2025(b)	24,000	23,580
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	85,000	89,861
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	40,000	37,500
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	38,000	35,340
Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/2019	30,000	28,181
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	70,000	68,862
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	40,000	40,500
Crown Americas LLC/Crown Americas Capital Corp. V, Sr. Unsec. Gtd. Global Notes, 4.25%, 09/30/2026	20,000	19,500
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	10,000	10,225
5.38%, 03/15/2027	50,000	52,125
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	60,000	62,850
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	31,000	30,961
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 8.35%, 07/15/2046(b)	10,000	13,167
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	85,000	92,893
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	27,000	27,000
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	35,000	37,109
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(d)	21,000	21,354
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	120,000	114,225

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	$20,000	$21,178
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	45,000	45,956
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	65,000	67,519
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	54,000	58,590
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(d)	24,000	24,090
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	60,000	62,700
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	3,000	2,587
7.75%, 02/01/2026	44,000	43,863
Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	15,000	15,131
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	12,000	12,765
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	60,000	63,450
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	85,000	90,525
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	25,000	24,375
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	75,000	79,172
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	51,000	53,448
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	60,000	49,650
11.00%, 09/15/2025	37,000	29,138
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.13%, 08/15/2024	33,000	33,660
4.88%, 11/15/2022	60,000	63,450
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	65,000	65,812
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	51,000	53,040
HCA, Inc. Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	91,000	95,701
Sr. Unsec. Gtd. Notes, 5.88%, 02/15/2026	75,000	78,656

	Principal Amount	Value

United States–(continued)

Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	$41,000	$45,151
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	112,000	117,320
Hewlett Packard Enterprise Co., Sr. Unsec. Global Notes, 4.90%, 10/15/2025	50,000	52,446
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	39,000	39,780
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	53,000	52,602
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	30,000	31,500
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	60,000	59,550
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	35,000	35,481
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	50,000	54,812
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	64,000	65,200
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	35,000	35,525
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	127,000	133,191
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	35,000	35,175
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	27,000	27,203
J.C. Penney Corp., Inc., Sr. Unsec. Gtd. Deb., 7.40%, 04/01/2037	50,000	36,250
Sr. Unsec. Gtd. Notes, 6.38%, 10/15/2036	50,000	34,250
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	15,000	15,563
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	23,000	26,249
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	60,000	62,550
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	16,000	15,920
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	35,000	37,013
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	40,000	45,000

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	$20,000	$21,172
6.88%, 11/01/2035	30,000	30,825
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	90,000	95,287
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	60,000	61,200
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	50,000	52,017
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	50,000	49,188
Levi Strauss & Co., Sr. Unsec. Global Notes, 5.00%, 05/01/2025	50,000	52,000
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	60,000	58,050
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	17,000	17,553
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	32,000	32,730
Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	13,000	11,684
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	42,000	42,630
Sr. Unsec. Notes, 6.20%, 10/01/2040	7,000	6,598
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	35,000	35,831
Meredith Corp., Sr. Unsec. Notes, 6.88%, 02/01/2026(b)	41,000	42,076
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	51,000	55,207
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	60,000	63,450
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	60,000	60,900
Microsoft Corp., Sr. Unsec. Global Bonds, 2.40%, 08/08/2026	80,000	75,530
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	24,000	24,090
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	60,000	64,575
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2025(b)	50,000	53,250
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	25,000	25,750
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	42,000	43,523

	Principal Amount	Value

United States–(continued)

Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	$25,000	$27,164
8.00%, 03/25/2020	45,000	48,755
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	33,000	35,063
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	48,000	51,600
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	7,000	7,219
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	50,000	52,500
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 01/15/2027	32,000	33,920
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	60,000	62,025
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	9,000	8,949
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	30,000	31,800
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	65,000	68,737
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	33,000	33,826
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	60,000	64,500
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	34,000	35,445
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	47,000	47,823
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	50,000	52,500
PQ Corp., Sr. Unsec. Gtd. Notes, 5.75%, 12/15/2025(b)	5,000	5,163
Priceline Group Inc. (The), Sr. Unsec. Global Notes, 3.60%, 06/01/2026	100,000	99,636
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	80,000	88,700
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.63%, 03/01/2026	13,000	13,339
Sr. Unsec. Notes, 6.88%, 03/01/2021	60,000	65,100
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	34,000	33,193
5.88%, 07/01/2022	29,000	30,305
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	55,000	55,481

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

Reynolds Group Issuer Inc./LLC, Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	$80,000	$85,250
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	65,000	67,762
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	65,000	64,837
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	50,000	54,875
SemGroup Corp./ Rose Rock Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 11/15/2023	30,000	29,738
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	65,000	67,762
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	90,000	90,450
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	61,000	62,601
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	30,000	30,713
6.00%, 07/15/2024(b)	34,000	35,615
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	35,000	35,569
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	36,000	37,575
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	80,000	79,000
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	60,000	63,450
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	40,000	48,608
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	35,000	37,282
7.88%, 09/15/2023	100,000	105,875
Standard Industries Inc., Sr. Unsec. Notes, 6.00%, 10/15/2025(b)	30,000	32,025
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	35,000	36,488
Suburban Propane Partners, L.P./ Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	79,000	78,210
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	30,000	31,575
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	22,000	22,462

	Principal Amount	Value

United States–(continued)

Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	$14,000	$13,563
8.88%, 04/15/2021(b)	7,000	7,341
T-Mobile USA, Inc. Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	75,000	81,469
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	50,000	53,187
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	74,000	74,832
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	30,000	32,175
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	8,000	8,190
5.25%, 06/15/2024	3,000	3,120
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	75,000	74,250
8.13%, 04/01/2022	30,000	31,069
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	65,000	67,112
Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	55,000	57,200
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	87,000	89,610
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	40,000	38,300
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	60,000	62,475
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	60,000	62,025
TriMas Corp., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2025(b)	14,000	14,096
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	18,000	18,490
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	75,000	79,406
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	12,000	12,900
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	58,000	61,190
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	60,000	62,850

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	$21,000	$21,299
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	60,000	58,053
6.13%, 04/15/2025(b)	65,000	58,432
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	60,000	63,300
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	14,000	14,490
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	50,000	50,766
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	12,000	12,630
Wal-Mart Stores, Inc., Sr. Unsec. Notes, 2.65%, 12/15/2024	100,000	98,459
Walt Disney Co. (The), Sr. Unsec. Global Notes, 3.00%, 02/13/2026	50,000	49,592
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	8,000	8,180
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	45,000	38,925
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	60,000	62,802
Western Digital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 02/15/2026	60,000	60,900
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	75,000	77,272
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	7,000	7,263
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	40,000	41,250
Sr. Unsec. Notes, 7.88%, 09/01/2021	22,000	25,465
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	65,000	66,137
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	4,000	4,150
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	17,000	16,745
		10,513,397

	Principal Amount		Value

Zambia–0.04%
First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	$60,000		$62,212
Total U.S. Dollar Denominated Bonds & Notes (Cost $14,103,861)			14,309,342

U.S. Treasury Securities–0.56%

U.S. Treasury Notes–0.50%

1.25%, 12/31/2018	652,900		648,973
1.63%, 05/15/2026	100,000		91,988
			740,961

U.S. Treasury Inflation - Indexed Notes–0.06%

0.13%, 04/15/2021	97,624	(g)	96,765
Total U.S. Treasury Securities (Cost $844,207)			837,726

	Shares

Preferred Stocks–0.01%

United States–0.01%
CIT Group Inc., Series A, 5.80% Pfd. (Cost $10,000)	10,000		10,225

Money Market Funds–24.19%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (h)	10,726,504		10,726,504

Invesco Liquid Assets Portfolio –Institutional Class, 1.48% (h)	7,662,469		7,664,001

Invesco Treasury Portfolio – Institutional Class, 1.22%(h)	12,258,862		12,258,862

STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class, 1.50% (h)	5,235,667		5,235,667
Total Money Market Funds (Cost $35,884,355)			35,885,034

Options Purchased–9.83%

(Cost $13,876,540)			14,580,904

TOTAL INVESTMENTS IN SECURITIES–91.77% (Cost $125,419,915)			136,139,494

OTHER ASSETS LESS LIABILITIES–8.23%			12,209,345

NET ASSETS–100.00%			$148,348,839

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Investment Abbreviations:

ADR	—American Depositary Receipt
CAD	—Canadian Dollar
Deb.	—Debentures
DIP	—Debtor-in-Possession
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
GBP	—British Pound Sterling
Gtd.	—Guaranteed
Jr.	—Junior
LIBOR	—London Interbank Offered Rate
MXN	—Mexican Peso
NVDR	—Non-Voting Depositary Receipt

Pfd.	—Preferred
PIK	—Pay-in-Kind
PLN	—Poland Zloty
REGS	—Regulation S
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured
USD	—U.S. Dollar
ZAR	—South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $14,395,662, which represented 9.70% of the Fund’s Net Assets.

(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(d)	Perpetual bond with no specified maturity date.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2018.

(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(g)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(i)		Value
HSCEI Index	Call	J.P. Morgan Securities LLC	12/28/2018	76	HKD	11,200	HKD	42,560,000	$1,214,995
HSCEI Index	Call	Societe Generale S.A.	12/28/2018	83	HKD	11,200	HKD	46,480,000	1,326,902
HSCEI Index	Call	UBS	12/28/2018	56	HKD	11,200	HKD	31,360,000	895,259
NKY Index	Call	UBS	12/14/2018	45	JPY	22,750	JPY	1,023,750,000	616,544
SPX Index	Call	Deutsche Bank Securities Inc.	03/16/2018	56	USD	2,905	USD	16,268,000	67,928
SPX Index	Call	Deutsche Bank Securities Inc.	03/16/2018	74	USD	2,915	USD	21,571,000	73,397
SPX Index	Call	Deutsche Bank Securities Inc.	09/21/2018	36	USD	3,300	USD	11,880,000	9,779
SPX Index	Call	Goldman Sachs International	09/21/2018	28	USD	2,625	USD	7,350,000	765,342
SPX Index	Call	Goldman Sachs International	03/16/2018	39	USD	2,890	USD	11,271,000	63,062
SPX Index	Call	J.P. Morgan Securities LLC	09/21/2018	54	USD	2,625	USD	14,175,000	1,476,016
SPX Index	Call	Morgan Stanley Capital Services LLC	03/16/2018	6	USD	2,670	USD	1,602,000	101,647
SPX Index	Call	Morgan Stanley Capital Services LLC	03/16/2018	33	USD	2,870	USD	9,471,000	76,754
SPX Index	Call	Normuda International PLC	03/16/2018	18	USD	2,720	USD	4,896,000	225,651
SPX Index	Call	Normuda International PLC	04/20/2018	33	USD	2,825	USD	9,322,500	213,891
SX5E Index	Call	Citigroup Global Markets Inc.	12/21/2018	82	EUR	3,550	EUR	2,911,000	182,518
SX5E Index	Call	J.P. Morgan Securities LLC	12/21/2018	82	EUR	3,550	EUR	2,911,000	182,518
SX5E Index	Call	UBS	12/21/2018	53	EUR	3,600	EUR	1,908,000	101,692
VIX Index	Call	Bank of America Merrill Lynch	03/21/2018	337	USD	16	USD	539,200	48,021
VIX Index	Call	Barclays Bank PLC	03/21/2018	17	USD	16	USD	27,200	2,423
VIX Index	Call	Barclays Bank PLC	06/20/2018	330	USD	15	USD	495,000	90,750
VIX Index	Call	Morgan Stanley Capital Services LLC	04/18/2018	365	USD	15	USD	547,500	74,883
VIX Index	Call	Morgan Stanley Capital Services LLC	05/16/2018	353	USD	17	USD	600,100	70,654
VIX Index	Call	Normuda International PLC	06/20/2018	107	USD	15	USD	160,500	29,425
VIX Index	Call	Normuda International PLC	07/18/2018	107	USD	15	USD	160,500	32,996
VIX Index	Call	Normuda International PLC	05/16/2018	107	USD	17	USD	181,900	21,416
VIX Index	Call	Societe Generale S.A.	04/18/2018	17	USD	15	USD	25,500	3,488
VIX Index	Call	Societe Generale S.A.	07/18/2018	338	USD	15	USD	507,000	104,231
Subtotal – Over-The-Counter Index Call Options Purchased				2,932					8,072,182
HSCEI Index	Put	Deutsche Bank Securities Inc.	12/28/2018	16	HKD	10,000	HKD	8,000,000	19,753
HSCEI Index	Put	Deutsche Bank Securities Inc.	12/28/2018	14	HKD	10,400	HKD	7,280,000	21,496
HSCEI Index	Put	J.P. Morgan Securities LLC	12/28/2018	79	HKD	10,800	HKD	42,660,000	151,043
HSCEI Index	Put	Societe Generale S.A.	12/28/2018	84	HKD	10,800	HKD	45,360,000	160,603
HSCEI Index	Put	UBS	12/28/2018	56	HKD	10,800	HKD	30,240,000	107,069
NKY Index	Put	J.P. Morgan Securities LLC	06/08/2018	3	JPY	21,000	JPY	63,000,000	9,192
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	22	CHF	8,000	CHF	1,760,000	14,995
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	20	CHF	8,200	CHF	1,640,000	17,870
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	15	CHF	8,600	CHF	1,290,000	23,371
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	11	CHF	8,000	CHF	880,000	7,497
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	8	CHF	8,200	CHF	656,000	7,148
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	7	CHF	8,600	CHF	602,000	10,906
SMI Index	Put	Goldman Sachs International	06/15/2018	31	CHF	8,000	CHF	2,480,000	21,129
SMI Index	Put	Goldman Sachs International	06/15/2018	30	CHF	8,200	CHF	2,460,000	26,805
SMI Index	Put	Goldman Sachs International	06/15/2018	26	CHF	8,300	CHF	2,158,000	26,643
SMI Index	Put	Goldman Sachs International	06/15/2018	93	CHF	8,600	CHF	7,998,000	144,900
SMI Index	Put	Goldman Sachs International	06/15/2018	16	CHF	8,900	CHF	1,424,000	38,707
SMI Index	Put	J.P. Morgan Securities LLC	06/15/2018	8	CHF	7,700	CHF	616,000	3,658
SMI Index	Put	J.P. Morgan Securities LLC	06/15/2018	7	CHF	8,000	CHF	560,000	4,771
SMI Index	Put	J.P. Morgan Securities LLC	06/15/2018	6	CHF	8,200	CHF	492,000	5,361
SMI Index	Put	J.P. Morgan Securities LLC	06/15/2018	105	CHF	8,600	CHF	9,030,000	163,596
SMI Index	Put	Societe Generale S.A.	06/15/2018	3	CHF	8,200	CHF	246,000	2,680
SMI Index	Put	Societe Generale S.A.	06/15/2018	3	CHF	8,600	CHF	258,000	4,674
SMI Index	Put	UBS	06/15/2018	12	CHF	7,700	CHF	924,000	5,487
SMI Index	Put	UBS	06/15/2018	24	CHF	8,000	CHF	1,920,000	16,358
SMI Index	Put	UBS	06/15/2018	51	CHF	8,200	CHF	4,182,000	45,568
SMI Index	Put	UBS	06/15/2018	35	CHF	8,600	CHF	3,010,000	54,532
SPX Index	Put	Goldman Sachs International	09/21/2018	30	USD	2,375	USD	7,125,000	92,980
SPX Index	Put	J.P. Morgan Securities LLC	09/21/2018	78	USD	2,375	USD	18,865,000	281,720
SX7E Index	Put	Barclays Bank PLC	12/21/2018	52	EUR	120	EUR	312,000	16,356
SX7E Index	Put	Goldman Sachs International	12/21/2018	88	EUR	110	EUR	484,000	15,574
SX7E Index	Put	Goldman Sachs International	12/21/2018	72	EUR	120	EUR	432,000	22,647
SX7E Index	Put	Goldman Sachs International	12/21/2018	152	EUR	130	EUR	988,000	79,830

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased – (continued)
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(i)		Value
SX7E Index	Put	J.P. Morgan Securities LLC	12/21/2018	194	EUR	110	EUR	1,067,000	$34,333
SX7E Index	Put	J.P. Morgan Securities LLC	12/21/2018	315	EUR	120	EUR	1,890,000	99,079
SX7E Index	Put	J.P. Morgan Securities LLC	12/21/2018	236	EUR	130	EUR	1,534,000	123,947
SX7E Index	Put	Bank of America Merrill Lynch	12/21/2018	34	EUR	110	EUR	187,000	6,017
SX7E Index	Put	Bank of America Merrill Lynch	12/21/2018	28	EUR	120	EUR	168,000	8,807
SX7E Index	Put	Bank of America Merrill Lynch	12/21/2018	27	EUR	130	EUR	175,500	14,180
SX7E Index	Put	UBS	12/21/2018	37	EUR	130	EUR	240,500	19,432
UKX Index	Put	Barclays Bank PLC	06/15/2018	26	GBP	7,150	GBP	1,859,000	49,011
UKX Index	Put	Citigroup Global Markets Inc.	06/15/2018	29	GBP	7,150	GBP	2,073,500	54,666
UKX Index	Put	Deutsche Bank Securities Inc.	06/15/2018	43	GBP	7,150	GBP	3,074,500	81,057
UKX Index	Put	Deutsche Bank Securities Inc.	06/15/2018	16	GBP	7,400	GBP	1,184,000	48,255
UKX Index	Put	HSBC New York	06/15/2018	11	GBP	7,150	GBP	786,500	20,736
UKX Index	Put	J.P. Morgan Securities LLC	06/15/2018	25	GBP	7,150	GBP	1,787,500	47,126
UKX Index	Put	UBS	06/15/2018	19	GBP	7,150	GBP	1,358,500	35,816
VIX Index	Put	Barclays Bank PLC	03/21/2018	330	USD	13	USD	429,000	46,662
VIX Index	Put	Morgan Stanley Capital Services LLC	02/14/2018	353	USD	15	USD	529,500	84,703
VIX Index	Put	Normuda International PLC	02/14/2018	107	USD	12	USD	128,400	4,548
VIX Index	Put	Normuda International PLC	03/21/2018	107	USD	13	USD	139,100	15,130
VIX Index	Put	Normuda International PLC	04/18/2018	107	USD	13	USD	139,100	15,398
VIX Index	Put	Societe Generale S.A.	04/18/2018	338	USD	13	USD	439,400	48,642
Subtotal – Over-The-Counter Index Put Options Purchased				3,639					$2,482,464
Total Over-The-Counter Index Options Purchased –Equity Risk				6,571					$10,554,646
(i)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
CHF versus JPY	Call	J.P. Morgan Securities LLC	06/17/2021	JPY	120.050	CHF	2,219,577	$3,109
CHF versus JPY	Call	UBS	06/17/2021	JPY	120.050	CHF	2,219,600	3,109
CHF versus JPY	Call	UBS	06/17/2021	JPY	122.000	CHF	2,786,742	4,459
EUR versus USD	Call	Barclays Bank PLC	06/17/2021	USD	1.175	EUR	562,501	107,846
EUR versus USD	Call	Citigroup Global Markets Inc.	06/17/2021	USD	1.175	EUR	567,334	108,772
EUR versus USD	Call	Citigroup Global Markets Inc.	06/17/2021	USD	1.189	EUR	632,455	114,257
EUR versus USD	Call	Citigroup Global Markets Inc.	06/17/2021	USD	1.284	EUR	112,906	13,050
EUR versus USD	Call	Goldman Sachs International	11/15/2019	USD	1.227	EUR	2,792,791	272,551
EUR versus USD	Call	Goldman Sachs International	02/14/2020	USD	1.234	EUR	1,659,309	169,244
EUR versus USD	Call	Goldman Sachs International	05/15/2020	USD	1.240	EUR	2,609,579	278,878
EUR versus USD	Call	Goldman Sachs International	06/30/2020	USD	1.310	EUR	5,315,507	372,040
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.200	EUR	1,348,907	197,556
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.177	EUR	530,238	101,043
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.228	EUR	1,684,483	256,627
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.295	EUR	447,423	48,796
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.342	EUR	749,003	62,945
EUR versus USD	Call	J.P. Morgan Securities LLC	05/28/2020	USD	1.259	EUR	795,507	76,268
EUR versus USD	Call	J.P. Morgan Securities LLC	06/17/2021	USD	1.281	EUR	379,616	44,569
EUR versus USD	Call	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.251	EUR	1,759,196	177,899
EUR versus USD	Call	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.257	EUR	879,599	85,741
EUR versus USD	Call	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.259	EUR	879,599	84,331
USD versus BRL	Call	Goldman Sachs International	03/20/2018	BRL	3.750	USD	586,600	162
USD versus BRL	Call	J.P. Morgan Securities LLC	01/17/2019	BRL	3.750	USD	728,000	14,795
USD versus BRL	Call	Morgan Stanley Capital Services LLC	03/20/2018	BRL	3.750	USD	2,712,400	750
USD versus BRL	Call	Morgan Stanley Capital Services LLC	01/17/2019	BRL	3.750	USD	1,922,000	39,062
Subtotal – Over-The-Counter Foreign Currency Call Options Purchased								2,637,859

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased-(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
CHF versus JPY	Put	UBS	02/28/2018	JPY	108.600	CHF	259,061	$13
EUR versus USD	Put	Bank of America Merrill Lynch	08/25/2020	USD	1.217	EUR	798,120	17,993
EUR versus USD	Put	Barclays Bank PLC	01/13/2020	USD	1.270	EUR	338,440	11,868
EUR versus USD	Put	Barclays Bank PLC	01/27/2020	USD	1.222	EUR	640,440	13,228
EUR versus USD	Put	Barclays Bank PLC	03/12/2020	USD	1.170	EUR	132,118	1,578
EUR versus USD	Put	Barclays Bank PLC	04/22/2020	USD	1.172	EUR	783,356	9,953
EUR versus USD	Put	Barclays Bank PLC	05/12/2020	USD	1.225	EUR	119,640	2,736
EUR versus USD	Put	Barclays Bank PLC	06/03/2020	USD	1.218	EUR	509,824	11,015
EUR versus USD	Put	Barclays Bank PLC	06/26/2020	USD	1.220	EUR	578,405	12,920
EUR versus USD	Put	Barclays Bank PLC	07/10/2020	USD	1.213	EUR	477,259	10,040
EUR versus USD	Put	Barclays Bank PLC	07/16/2020	USD	1.188	EUR	437,856	7,226
EUR versus USD	Put	Barclays Bank PLC	08/25/2020	USD	1.177	EUR	754,643	11,586
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	EUR	363,370	6,542
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	EUR	353,889	8,853
EUR versus USD	Put	Citigroup Global Markets Inc.	06/17/2021	USD	1.184	EUR	1,126,229	22,878
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	EUR	358,640	7,291
EUR versus USD	Put	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	EUR	320,544	6,445
EUR versus USD	Put	Goldman Sachs International	12/12/2019	USD	1.350	EUR	2,792,791	212,319
EUR versus USD	Put	Goldman Sachs International	01/21/2020	USD	1.253	EUR	310,284	9,053
EUR versus USD	Put	Goldman Sachs International	02/06/2020	USD	1.234	EUR	238,027	5,629
EUR versus USD	Put	Goldman Sachs International	04/15/2020	USD	1.159	EUR	618,354	6,869
EUR versus USD	Put	Goldman Sachs International	07/29/2020	USD	1.204	EUR	200,000	3,909
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.171	EUR	565,767	8,195
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.181	EUR	840,208	13,344
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.182	EUR	940,625	15,084
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.192	EUR	1,446,909	25,554
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.199	EUR	949,393	17,935
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.203	EUR	1,678,227	33,102
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.210	EUR	422,926	8,877
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.176	EUR	953,186	18,170
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.195	EUR	798,801	17,704
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.202	EUR	948,543	22,216
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.205	EUR	599,775	14,383
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.208	EUR	842,323	20,682
EUR versus USD	Put	J.P. Morgan Securities LLC	06/17/2021	USD	1.208	EUR	385,953	9,476
USD versus JPY	Put	Goldman Sachs International	06/20/2018	JPY	111.000	USD	2,751,000	97,658
USD versus JPY	Put	Goldman Sachs International	10/31/2018	JPY	111.600	USD	8,760,090	466,254
USD versus JPY	Put	J.P. Morgan Securities LLC	10/31/2018	JPY	111.600	USD	3,754,315	199,821
Subtotal – Over-The-Counter Foreign Currency Put Options Purchased								1,388,399
Total – Over-The-Counter Foreign Currency Options Purchased – Currency Risk								4,026,258
Total – Options Purchased (Cost $13,876,540)								$14,580,904

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts		Exercise Price	Premiums Received		Notional Value(j)	Value	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index	Call	Citigroup Global Markets Inc.	12/21/2018	82	EUR	3,900	$(53,301)	EUR	3,198,000	$(53,993)	$ (692)
Euro Stoxx 50 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	82	EUR	3,900	(47,494)	EUR	3,198,000	(53,993)	(6,499)
Euro Stoxx 50 Index	Call	UBS	12/21/2018	53	EUR	3,950	(28,337)	EUR	2,093,500	(28,220)	117
Hang Seng China Enterprise Index	Call	J.P. Morgan Chase Bank, N.A.	12/28/2018	23	HKD	11,200	(151,684)	HKD	12,880,000	(367,696)	(216,012)
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	20	HKD	11,200	(306,619)	HKD	11,200,000	(319,735)	(13,116)
Nikkei 225 Index	Call	UBS	12/14/2018	45	JPY	25,000	(257,216)	JPY	1,125,000,000	(256,721)	495
S&P 500 Index	Call	Deutsche Bank Securities Inc.	03/16/2018	16	USD	2,840	(66,080)	USD	4,544,000	(60,295)	5,785
S&P 500 Index	Call	Deutsche Bank Securities Inc.	03/16/2018	21	USD	2,845	(80,115)	USD	5,974,500	(73,478)	6,637
S&P 500 Index	Call	Goldman Sachs International	03/16/2018	11	USD	2,820	(48,851)	USD	3,102,000	(54,429)	(5,578)
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	09/21/2018	82	USD	263	(2,221,310)	USD	2,152,500	(2,241,358)	(20,048)
S&P 500 Index	Call	Morgan Stanley Capital Services LLC	03/16/2018	11	USD	2,800	(50,959)	USD	3,080,000	(68,992)	(18,033)
S&P 500 Index	Call	Morgan Stanley Capital Services LLC	03/16/2018	18	USD	272	(189,301)	USD	489,600	(225,651)	(36,350)
S&P 500 Index	Call	Normuda International PLC	03/16/2018	6	USD	267	(28,980)	USD	160,200	(101,647)	(72,667)
S&P 500 Index	Call	Normuda International PLC	04/20/2018	11	USD	2,770	(70,521)	USD	3,047,000	(113,225)	(42,704)
VIX Index	Call	Barclays Bank PLC	03/21/2018	337	USD	16	(47,517)	USD	539,200	(48,021)	(504)
VIX Index	Call	Morgan Stanley Capital Services LLC	03/21/2018	17	USD	16	(3,587)	USD	27,200	(2,422)	1,165
VIX Index	Call	Morgan Stanley Capital Services LLC	04/18/2018	17	USD	15	(4,692)	USD	25,500	(3,488)	1,204
VIX Index	Call	Societe Generale	04/18/2018	365	USD	15	(63,510)	USD	547,500	(74,883)	(11,373)
Subtotal — Over-The-Counter Index Call Options Written				1,217			(3,720,074)			(4,148,247)	(428,173)
Euro Stoxx 50 Index	Put	Citigroup Global Markets Inc.	12/21/2018	82	EUR	3,300	(167,988)	EUR	2,706,000	(143,016)	24,972
Euro Stoxx 50 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	82	EUR	3,300	(169,617)	EUR	2,706,000	(143,016)	26,601
Euro Stoxx 50 Index	Put	UBS	12/21/2018	53	EUR	3,300	(108,617)	EUR	1,749,000	(92,438)	16,179
FTSE 100 Index	Put	Barclays Bank PLC	06/15/2018	10	GBP	7,150	(31,086)	GBP	715,000	(18,850)	12,236
FTSE 100 Index	Put	Deutsche Bank Securities Inc.	06/15/2018	5	GBP	7,150	(13,733)	GBP	357,500	(9,425)	4,308
FTSE 100 Index	Put	UBS	06/15/2018	7	GBP	7,150	(29,352)	GBP	500,500	(13,195)	16,157
Hang Seng China Enterprise Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2018	24	HKD	10,800	(118,665)	HKD	12,960,000	(45,887)	72,778
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	28	HKD	10,800	(53,702)	HKD	15,120,000	(53,534)	168
Nikkei 225 Index	Put	BNP Paribas S.A.	06/08/2018	3	JPY	21,000	(13,530)	JPY	63,000,000	(9,192)	4,338
Nikkei 225 Index	Put	UBS	12/14/2018	45	JPY	21,000	(414,597)	JPY	945,000,000	(352,732)	61,865
Russell 2000 Index Mini	Put	Normuda International PLC	04/20/2018	21	USD	1,430	(21,587)	USD	3,003,000	(26,431)	(4,844)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	09/21/2018	91	USD	238	(243,095)	USD	2,161,250	(282,040)	(38,945)
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	6	CHF	8,600	(15,347)	CHF	516,000	(9,348)	5,999
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	8	CHF	8,200	(12,992)	CHF	656,000	(7,148)	5,844
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	10	CHF	8,000	(13,033)	CHF	800,000	(6,816)	6,217
SMI Index	Put	Goldman Sachs International	06/15/2018	2	CHF	8,000	(5,147)	CHF	160,000	(1,363)	3,784
SMI Index	Put	Goldman Sachs International	06/15/2018	2	CHF	8,200	(5,462)	CHF	164,000	(1,787)	3,675
SMI Index	Put	Goldman Sachs International	06/15/2018	2	CHF	8,600	(8,403)	CHF	172,000	(3,116)	5,287
SX7E Index	Put	UBS	12/21/2018	16	EUR	130	(14,631)	EUR	104,000	(8,403)	6,228
SX7E Index	Put	UBS	12/21/2018	17	EUR	120	(10,947)	EUR	102,000	(5,347)	5,600
SX7E Index	Put	UBS	12/21/2018	20	EUR	110	(8,704)	EUR	110,000	(3,540)	5,164
Subtotal — Over-The-Counter Index Put Options Written				534			(1,480,235)			(1,236,624)	243,611

Total — Index Options Written—Equity Risk				1,751			$(5,200,309)			$(5,384,871)	$(184,562)

(j) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date		Exercise Price	Premiums Received		Notional Value	Value	Unrealized Appreciation (Depreciation)
CHF versus JPY	Call	UBS	02/28/2018	JPY	120.500	$(31)	CHF	259,061	$(265)	$(234)
EUR versus USD	Call	Bank of America Merrill Lynch	08/25/2020	USD	1.217	(85,895)	EUR	798,120	(106,436)	(20,541)
EUR versus USD	Call	Barclays Bank PLC	01/13/2020	USD	1.270	(33,953)	EUR	338,440	(25,489)	8,464
EUR versus USD	Call	Barclays Bank PLC	01/27/2020	USD	1.222	(66,630)	EUR	640,440	(69,395)	(2,765)
EUR versus USD	Call	Barclays Bank PLC	03/12/2020	USD	1.170	(13,404)	EUR	132,118	(20,311)	(6,907)
EUR versus USD	Call	Barclays Bank PLC	04/03/2020	USD	1.172	(81,667)	EUR	431,984	(121,523)	(39,856)
EUR versus USD	Call	Barclays Bank PLC	05/12/2020	USD	1.225	(12,182)	EUR	119,640	(14,027)	(1,845)
EUR versus USD	Call	Barclays Bank PLC	06/03/2020	USD	1.218	(52,930)	EUR	509,824	(63,497)	(10,567)
EUR versus USD	Call	Barclays Bank PLC	06/26/2020	USD	1.220	(57,422)	EUR	578,405	(72,587)	(15,165)
EUR versus USD	Call	Barclays Bank PLC	07/10/2020	USD	1.213	(48,840)	EUR	477,259	(63,005)	(14,165)
EUR versus USD	Call	Barclays Bank PLC	07/16/2020	USD	1.188	(42,457)	EUR	437,856	(66,427)	(23,970)
EUR versus USD	Call	Barclays Bank PLC	08/25/2020	USD	1.177	(79,273)	EUR	754,643	(123,791)	(44,518)
EUR versus USD	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	(36,552)	EUR	363,370	(54,894)	(18,342)
EUR versus USD	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	(36,638)	EUR	353,889	(44,384)	(7,746)
EUR versus USD	Call	Citigroup Global Markets Inc.	06/17/2021	USD	1.184	(113,043)	EUR	1,126,229	(208,102)	(95,059)
EUR versus USD	Call	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	(36,515)	EUR	358,640	(47,786)	(11,271)
EUR versus USD	Call	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	(32,515)	EUR	320,544	(45,608)	(13,093)
EUR versus USD	Call	Goldman Sachs International	12/12/2019	USD	1.350	(283,731)	EUR	2,792,791	(101,379)	182,352
EUR versus USD	Call	Goldman Sachs International	01/21/2020	USD	1.253	(30,213)	EUR	310,284	(26,850)	3,363
EUR versus USD	Call	Goldman Sachs International	02/06/2020	USD	1.234	(22,003)	EUR	238,027	(24,031)	(2,028)
EUR versus USD	Call	Goldman Sachs International	04/15/2020	USD	1.159	(63,718)	EUR	618,354	(102,743)	(39,025)
EUR versus USD	Call	Goldman Sachs International	07/29/2020	USD	1.204	(19,856)	EUR	200,000	(28,094)	(8,238)
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.171	(58,508)	EUR	565,767	(95,531)	(37,023)
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.181	(88,316)	EUR	840,208	(135,487)	(47,171)
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.182	(99,575)	EUR	940,625	(150,934)	(51,359)
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.192	(150,346)	EUR	1,446,909	(220,825)	(70,479)
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.199	(107,205)	EUR	949,393	(139,771)	(32,566)
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.203	(172,877)	EUR	1,678,227	(241,319)	(68,442)
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.210	(42,969)	EUR	422,926	(58,747)	(15,778)
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.176	(78,167)	EUR	953,186	(182,010)	(103,843)
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.195	(59,194)	EUR	798,801	(140,926)	(81,732)
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.202	(111,513)	EUR	948,543	(162,377)	(50,864)
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.205	(72,564)	EUR	599,775	(101,339)	(28,775)
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.208	(97,442)	EUR	842,323	(140,458)	(43,016)
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	06/17/2021	USD	1.208	(39,433)	EUR	385,953	(64,358)	(24,925)
USD versus BRL	Call	Barclays Bank PLC	03/20/2018	BRL	3.750	(1,460)	USD	300,000	(83)	1,377
USD versus BRL	Call	Goldman Sachs International	03/20/2018	BRL	3.750	(513)	USD	196,000	(54)	459
USD versus BRL	Call	Morgan Stanley Capital Services LLC	03/20/2018	BRL	3.750	(6,085)	USD	263,000	(73)	6,012
Subtotal — Over-The-Counter Foreign Currency Call Options Written						(2,435,635)			(3,264,916)	(829,281)
CHF versus JPY	Put	J.P. Morgan Chase Bank, N.A.	02/28/2018	JPY	108.600	(5,458)	CHF	2,219,577	(112)	5,346
CHF versus JPY	Put	UBS	02/28/2018	JPY	108.600	(4,285)	CHF	2,219,600	(112)	4,173
CHF versus JPY	Put	UBS	03/28/2018	JPY	111.000	(3,278)	CHF	2,786,742	(2,690)	588
EUR versus USD	Put	Barclays Bank PLC	06/17/2021	USD	1.175	(51,880)	EUR	562,501	(10,638)	41,242
EUR versus USD	Put	Citigroup Global Markets Inc.	06/17/2021	USD	1.175	(59,017)	EUR	567,334	(10,729)	48,288
EUR versus USD	Put	Citigroup Global Markets Inc.	06/17/2021	USD	1.189	(67,932)	EUR	632,455	(13,409)	54,523
EUR versus USD	Put	Citigroup Global Markets Inc.	06/17/2021	USD	1.284	(9,707)	EUR	112,906	(4,956)	4,751
EUR versus USD	Put	Goldman Sachs International	11/15/2019	USD	1.227	(161,037)	EUR	2,792,791	(60,172)	100,865
EUR versus USD	Put	Goldman Sachs International	02/14/2020	USD	1.234	(102,489)	EUR	1,659,309	(39,257)	63,232
EUR versus USD	Put	Goldman Sachs International	05/15/2020	USD	1.240	(171,527)	EUR	2,609,579	(69,767)	101,760
EUR versus USD	Put	Goldman Sachs International	06/30/2020	USD	1.310	(327,248)	EUR	5,315,507	(275,931)	51,317
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.200	(151,201)	EUR	1,348,907	(25,728)	125,473
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.177	(58,344)	EUR	530,238	(10,148)	48,196
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.228	(134,703)	EUR	1,684,483	(48,353)	86,350
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.295	(34,554)	EUR	447,423	(21,287)	13,267
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.342	(57,241)	EUR	749,003	(49,553)	7,688
EUR versus USD	Put	J.P. Morgan Chase Bank, N.A.	05/28/2020	USD	1.259	(49,987)	EUR	795,507	(25,710)	24,277
EUR versus USD	Put	J.P. Morgan Chase Bank, N.A.	06/17/2021	USD	1.281	(29,802)	EUR	379,616	(16,298)	13,504
EUR versus USD	Put	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.251	(112,376)	EUR	1,759,196	(52,525)	59,851
EUR versus USD	Put	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.257	(54,393)	EUR	879,599	(27,744)	26,649
EUR versus USD	Put	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.259	(54,773)	EUR	879,599	(28,428)	26,345
Subtotal — Over-The-Counter Foreign Currency Put Options Written						(1,701,232)			(793,547)	907,685
Total — Foreign Currency Options Written — Currency Risk						(4,136,867)			(4,058,463)	78,404
Total — Options Written						$(9,337,176)			$(9,443,334)	$(106,158)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Futures Contracts(k)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
CAA Index	310	March-2018	$2,709,450	$123,194	$123,194
CAC 40 Index	170	February-2018	11,566,869	(61,664)	(61,664)
MSCI Taiwan Index	101	February-2018	4,181,400	(31,270)	(31,270)
Swiss Market Index	107	March-2018	10,643,667	35,405	35,405
Subtotal—Equity Risk				65,665	65,665
Euro-Buxl 30 Year Bonds	2	March-2018	401,600	(11,752)	(11,752)
U.S. Treasury Long Bonds	1	March-2018	147,813	(6,188)	(6,188)
Subtotal—Interest Rate Risk				(17,940)	(17,940)
Subtotal—Long Futures Contracts				47,725	47,725
Short Futures Contracts
Bovespa Index	110	February-2018	(2,939,269)	(396,372)	(396,372)
DAX Index	28	March-2018	(11,455,383)	(40,745)	(40,745)
EURO STOXX 50 Index	240	March-2018	(10,726,560)	(59,755)	(59,755)
E-Mini S&P 500 Index	71	March-2018	(10,031,590)	(148,016)	(148,016)
FTSE 100 Index	93	March-2018	(9,859,531)	(162,248)	(162,248)
Hang Seng China Enterprises Index	32	February-2018	(2,782,275)	24,524	24,524
Mexican IPC Index	54	March-2018	(1,473,305)	(85,151)	(85,151)
MSCI AC Asia ex Japan Index	18	March-2018	(976,536)	(106,667)	(106,667)
Nikkei 225 Index	9	March-2018	(952,391)	(19,567)	(19,567)
Russell UK Mid 150 Futures Index	44	March-2018	(2,409,125)	(32,715)	(32,715)
Subtotal—Equity Risk				(1,026,712)	(1,026,712)
Long Gilt	10	March-2018	(1,734,144)	29,759	29,759
U.S. Treasury 2 Year Notes	13	March-2018	(2,772,047)	17,981	17,981
Subtotal—Interest Rate Risk				47,740	47,740
Subtotal – Short Futures Contracts				(978,972)	(978,972)
Total – Futures Contracts				$(931,247)	$(931,247)

(k) Futures contracts collateralized by $4,474,283 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements(l)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(m)		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index, Series 29, Version 1	Sell	1.00%	Quarterly	12/20/2022	0.472%	USD	3,106,000	$71,886	$75,019	$3,133
Markit iTraxx Europe Index, Series 27, Version 1	Sell	1.00	Quarterly	06/20/2022	0.360	EUR	35,000	764	1,218	454
Markit iTraxx Europe Index, Series 28, Version 1	Sell	1.00	Quarterly	12/20/2022	0.437	EUR	3,382,000	93,032	114,580	21,548
Subtotal — Appreciation								165,682	190,817	25,135
Markit CDX North America Investment Grade Index, Series 29, Version 1	Buy	(1.00)	Quarterly	12/20/2022	0.472	USD	32,754,000	(657,152)	(791,107)	(133,955)
Markit iTraxx Europe Crossover Index, Series 28, Version 1	Buy	(5.00)	Quarterly	12/20/2022	2.381	EUR	275,000	(36,208)	(40,074)	(3,866)
Markit iTraxx Europe Index, Series 27, Version 1	Buy	(1.00)	Quarterly	06/20/2022	0.360	EUR	21,358,000	(324,328)	(743,110)	(418,782)
Markit iTraxx Europe Index, Series 28, Version 1	Buy	(1.00)	Quarterly	12/20/2022	0.437	EUR	300,000	(7,550)	(10,164)	(2,614)
Subtotal — Depreciation								(1,025,238)	(1,584,455)	(559,217)
Total Credit Default Swap Agreements — Credit Risk								$(859,556)	$(1,393,638)	$(534,082)

(m) Implied credit spreads represent the current level as of January 31, 2018 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(l)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	3 Month CDOR	Semi-Annually	2.113%	Semi-Annually	12/20/2022	CAD	792,000	$ —	$ 10,453	$ 10,453
Receive	3 Month CDOR	Semi-Annually	2.133	Semi-Annually	12/20/2022	CAD	998,000	—	12,420	12,420
Receive	3 Month STIBOR	Quarterly	(0.036)	Annually	09/21/2021	SEK	10,167,000	—	17,549	17,549
Receive	3 Month STIBOR	Quarterly	0.020	Annually	09/21/2021	SEK	11,493,000	—	16,873	16,873
Receive	3 Month STIBOR	Quarterly	0.020	Annually	12/21/2021	SEK	16,053,000	—	29,998	29,998
Receive	3 Month STIBOR	Quarterly	0.348	Annually	06/21/2022	SEK	14,426,000	—	13,517	13,517
Receive	3 Month STIBOR	Quarterly	0.354	Annually	06/21/2022	SEK	5,530,800	—	5,006	5,006
Receive	3 Month STIBOR	Quarterly	0.365	Annually	06/21/2022	SEK	3,687,200	—	3,103	3,103
Receive	3 Month STIBOR	Quarterly	2.071	Annually	12/21/2027	SEK	12,413,000	—	6,880	6,880
Receive	3 Month STIBOR	Quarterly	2.085	Annually	03/15/2028	SEK	31,380,542	—	21,339	21,339
Receive	3 Month STIBOR	Quarterly	2.087	Annually	03/15/2028	SEK	32,842,920	—	21,908	21,908
Receive	3 Month STIBOR	Quarterly	2.090	Annually	03/15/2028	SEK	31,380,542	—	20,346	20,346
Receive	3 Month STIBOR	Quarterly	2.091	Annually	03/15/2028	SEK	32,842,920	—	21,199	21,199
Receive	3 Month STIBOR	Quarterly	2.121	Annually	03/15/2028	SEK	20,839,076	—	9,792	9,792
Receive	3 Month USD LIBOR	Quarterly	2.333	Semi-Annually	12/21/2026	USD	4,390,500	—	144,958	144,958
Receive	3 Month USD LIBOR	Quarterly	2.371	Semi-Annually	12/21/2026	USD	4,390,500	—	131,597	131,597
Receive	3 Month USD LIBOR	Quarterly	2.381	Semi-Annually	12/21/2026	USD	2,958,000	—	86,377	86,377
Receive	3 Month USD LIBOR	Quarterly	2.384	Semi-Annually	12/21/2026	USD	482,000	—	13,962	13,962
Receive	3 Month USD LIBOR	Quarterly	2.389	Semi-Annually	12/21/2026	USD	963,000	—	27,510	27,510
Receive	3 Month USD LIBOR	Quarterly	2.391	Semi-Annually	12/21/2026	USD	1,101,000	—	31,295	31,295
Receive	3 Month USD LIBOR	Quarterly	2.271	Semi-Annually	03/15/2027	USD	776,000	—	30,480	30,480
Receive	3 Month USD LIBOR	Quarterly	2.299	Semi-Annually	03/15/2027	USD	1,130,000	—	41,826	41,826
Receive	3 Month USD LIBOR	Quarterly	2.311	Semi-Annually	03/15/2027	USD	1,408,000	—	50,735	50,735
Receive	3 Month USD LIBOR	Quarterly	2.315	Semi-Annually	03/15/2027	USD	1,130,000	—	40,349	40,349
Receive	3 Month USD LIBOR	Quarterly	2.317	Semi-Annually	03/15/2027	USD	1,130,000	—	40,164	40,164
Receive	3 Month USD LIBOR	Quarterly	2.655	Semi-Annually	03/18/2027	USD	2,005,530	—	28,724	28,724
Receive	3 Month USD LIBOR	Quarterly	2.661	Semi-Annually	03/18/2027	USD	4,228,055	—	59,037	59,037
Receive	3 Month USD LIBOR	Quarterly	2.665	Semi-Annually	03/18/2027	USD	3,971,347	—	54,454	54,454
Receive	3 Month USD LIBOR	Quarterly	2.672	Semi-Annually	03/18/2027	USD	4,003,118	—	53,209	53,209
Receive	3 Month USD LIBOR	Quarterly	2.676	Semi-Annually	03/18/2027	USD	4,034,889	—	52,646	52,646
Receive	3 Month USD LIBOR	Quarterly	2.678	Semi-Annually	03/18/2027	USD	4,011,061	—	51,845	51,845
Receive	3 Month USD LIBOR	Quarterly	2.310	Semi-Annually	06/21/2027	USD	204,000	—	7,682	7,682
Receive	3 Month USD LIBOR	Quarterly	2.309	Semi-Annually	10/19/2027	USD	700,456	—	27,779	27,779
Receive	3 Month USD LIBOR	Quarterly	2.332	Semi-Annually	12/20/2027	USD	700,456	—	26,937	26,937
Receive	3 Month USD LIBOR	Quarterly	2.334	Semi-Annually	12/20/2027	USD	350,316	—	13,432	13,432
Receive	3 Month USD LIBOR	Quarterly	2.337	Semi-Annually	12/20/2027	USD	350,140	—	13,333	13,333
Receive	3 Month USD LIBOR	Quarterly	2.338	Semi-Annually	12/20/2027	USD	350,316	—	13,294	13,294
Receive	3 Month USD LIBOR	Quarterly	2.341	Semi-Annually	12/20/2027	USD	350,316	—	13,202	13,202
Receive	3 Month USD LIBOR	Quarterly	2.671	Semi-Annually	09/15/2047	USD	1,083,000	—	19,191	19,191
Receive	3 Month USD LIBOR	Quarterly	2.678	Semi-Annually	09/15/2047	USD	428,000	—	7,333	7,333

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(l)-(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	3 Month USD LIBOR	Quarterly	2.693%	Semi-Annually	12/15/2047	USD	395,000	$—	$6,073	$6,073
Receive	3 Month USD LIBOR	Quarterly	2.752	Semi-Annually	12/15/2047	USD	608,000	—	6,255	6,255
Receive	3 Month USD LIBOR	Quarterly	2.791	Semi-Annually	12/15/2047	USD	439,000	—	3,072	3,072
Receive	6 Month AUD BBSW	Semi-Annually	2.653	Semi-Annually	06/21/2027	AUD	1,353,000	—	26,348	26,348
Receive	6 Month AUD BBSW	Semi-Annually	2.818	Semi-Annually	09/20/2027	AUD	670,000	—	6,217	6,217
Receive	6 Month AUD BBSW	Semi-Annually	2.903	Semi-Annually	09/20/2027	AUD	1,593,000	—	5,411	5,411
Receive	6 Month AUD BBSW	Semi-Annually	2.809	Semi-Annually	12/20/2027	AUD	2,265,000	—	25,566	25,566
Receive	6 Month AUD BBSW	Semi-Annually	2.947	Semi-Annually	12/20/2027	AUD	1,629,000	—	2,482	2,482
Receive	6 Month EUR LIBOR	Semi-Annually	0.414	Annually	03/21/2023	EUR	374,835	7	2,255	2,248
Receive	6 Month EUR LIBOR	Semi-Annually	0.415	Annually	03/21/2023	EUR	2,317,131	7	13,807	13,800
Receive	6 Month EUR LIBOR	Semi-Annually	0.417	Annually	03/21/2023	EUR	411,559	(45)	2,392	2,437
Receive	6 Month EUR LIBOR	Semi-Annually	0.418	Annually	03/21/2023	EUR	4,124,942	—	23,745	23,745
Receive	6 Month EUR LIBOR	Semi-Annually	0.419	Annually	03/21/2023	EUR	1,588,293	234	9,037	8,803
Receive	6 Month EUR LIBOR	Semi-Annually	0.420	Annually	03/21/2023	EUR	849,606	121	4,786	4,665
Receive	6 Month EUR LIBOR	Semi-Annually	0.422	Annually	03/21/2023	EUR	1,300,336	(412)	7,155	7,567
Receive	6 Month EUR LIBOR	Semi-Annually	0.423	Annually	03/21/2023	EUR	773,550	195	4,214	4,019
Receive	6 Month EUR LIBOR	Semi-Annually	0.424	Annually	03/21/2023	EUR	852,874	240	4,593	4,353
Receive	6 Month EUR LIBOR	Semi-Annually	0.425	Annually	03/21/2023	EUR	1,254,613	(163)	6,681	6,844
Receive	6 Month EUR LIBOR	Semi-Annually	0.426	Annually	03/21/2023	EUR	1,246,560	(15)	6,559	6,574
Receive	6 Month EUR LIBOR	Semi-Annually	0.427	Annually	03/21/2023	EUR	4,705,655	553	24,473	23,920
Receive	6 Month EUR LIBOR	Semi-Annually	0.430	Annually	03/21/2023	EUR	380,484	84	1,917	1,833
Receive	6 Month EUR LIBOR	Semi-Annually	0.432	Annually	03/21/2023	EUR	1,585,187	(625)	7,752	8,377
Receive	6 Month EUR LIBOR	Semi-Annually	0.433	Annually	03/21/2023	EUR	1,093,070	84	5,284	5,200
Receive	6 Month EUR LIBOR	Semi-Annually	0.435	Annually	03/21/2023	EUR	846,885	266	3,972	3,706
Receive	6 Month EUR LIBOR	Semi-Annually	0.437	Annually	03/21/2023	EUR	1,250,432	(89)	5,728	5,817
Receive	6 Month EUR LIBOR	Semi-Annually	0.443	Annually	03/21/2023	EUR	380,376	89	1,601	1,512
Receive	6 Month EUR LIBOR	Semi-Annually	1.760	Annually	12/15/2047	EUR	504,000	—	2,385	2,385
Receive	6 Month GBP LIBOR	Semi-Annually	1.615	Semi-Annually	09/17/2046	GBP	4,229,880	—	82,085	82,085
Receive	6 Month GBP LIBOR	Semi-Annually	1.693	Semi-Annually	09/17/2046	GBP	1,178,120	—	8,503	8,503
Receive	6 Month GBP LIBOR	Semi-Annually	1.443	Semi-Annually	06/16/2047	GBP	264,000	—	11,032	11,032
Receive	6 Month GBP LIBOR	Semi-Annually	1.494	Semi-Annually	09/15/2047	GBP	86,000	—	2,796	2,796
Receive	6 Month GBP LIBOR	Semi-Annually	1.523	Semi-Annually	09/15/2047	GBP	589,211	—	16,480	16,480
Receive	6 Month GBP LIBOR	Semi-Annually	1.544	Semi-Annually	09/15/2047	GBP	1,206,492	—	29,844	29,844
Receive	6 Month GBP LIBOR	Semi-Annually	1.545	Semi-Annually	09/15/2047	GBP	566,313	—	13,921	13,921
Receive	6 Month GBP LIBOR	Semi-Annually	1.549	Semi-Annually	09/15/2047	GBP	1,206,492	—	28,961	28,961
Receive	6 Month GBP LIBOR	Semi-Annually	1.558	Semi-Annually	09/15/2047	GBP	1,206,492	—	27,335	27,335
Receive	6 Month GBP LIBOR	Semi-Annually	1.500	Semi-Annually	12/15/2047	GBP	304,000	—	9,125	9,125
Receive	6 Month GBP LIBOR	Semi-Annually	1.598	Semi-Annually	12/15/2047	GBP	570,000	—	8,598	8,598
Receive	6 Month GBP LIBOR	Semi-Annually	1.608	Semi-Annually	12/15/2047	GBP	571,000	—	7,693	7,693
Receive	6 Month GBP LIBOR	Semi-Annually	1.648	Semi-Annually	12/15/2047	GBP	586,000	—	4,298	4,298
Receive	6 Month GBP LIBOR	Semi-Annually	1.552	Semi-Annually	03/16/2048	GBP	1,792,964	—	37,049	37,049
Receive	6 Month GBP LIBOR	Semi-Annually	1.576	Semi-Annually	03/16/2048	GBP	896,482	—	15,269	15,269
Receive	6 Month GBP LIBOR	Semi-Annually	1.581	Semi-Annually	03/16/2048	GBP	621,229	—	10,058	10,058
Receive	6 Month GBP LIBOR	Semi-Annually	1.614	Semi-Annually	03/16/2048	GBP	1,361,325	—	15,276	15,276
Pay	3 Month STIBOR	Quarterly	2.305	Annually	07/21/2025	SEK	18,514,281	—	76,156	76,156
Pay	3 Month STIBOR	Quarterly	2.275	Annually	10/02/2025	SEK	10,606,000	—	37,758	37,758
Pay	3 Month STIBOR	Quarterly	2.470	Annually	11/17/2025	SEK	14,717,000	—	66,454	66,454
Pay	3 Month STIBOR	Quarterly	2.373	Annually	11/24/2025	SEK	13,133,000	—	51,128	51,128
Pay	3 Month STIBOR	Quarterly	2.534	Annually	12/17/2025	SEK	36,231,000	—	172,380	172,380
Pay	3 Month STIBOR	Quarterly	2.655	Annually	01/04/2026	SEK	34,380,000	—	185,784	185,784
Pay	3 Month STIBOR	Quarterly	2.313	Annually	01/19/2026	SEK	21,817,000	—	71,361	71,361
Pay	3 Month STIBOR	Quarterly	2.060	Annually	03/10/2026	SEK	11,083,000	—	16,972	16,972
Pay	3 Month STIBOR	Quarterly	2.033	Annually	06/16/2026	SEK	15,348,000	—	14,784	14,784
Pay	3 Month STIBOR	Quarterly	2.053	Annually	06/16/2026	SEK	15,954,000	—	17,273	17,273
Pay	3 Month USD LIBOR	Quarterly	2.869	Semi-Annually	03/16/2048	USD	450,256	—	39	39
Pay	3 Month USD LIBOR	Quarterly	2.885	Semi-Annually	03/16/2048	USD	445,753	—	648	648
Pay	3 Month USD LIBOR	Quarterly	2.895	Semi-Annually	03/16/2048	USD	450,256	—	1,038	1,038
Pay	6 Month AUD BBSW	Semi-Annually	2.942	Semi-Annually	12/21/2026	AUD	3,891,534	—	7,755	7,755
Pay	6 Month AUD BBSW	Semi-Annually	2.943	Semi-Annually	12/21/2026	AUD	3,113,633	—	6,356	6,356
Pay	6 Month AUD BBSW	Semi-Annually	2.965	Semi-Annually	12/21/2026	AUD	3,113,633	—	10,874	10,874
Pay	6 Month AUD BBSW	Semi-Annually	2.970	Semi-Annually	12/21/2026	AUD	1,659,717	—	6,332	6,332
Pay	6 Month AUD BBSW	Semi-Annually	3.052	Semi-Annually	12/21/2026	AUD	3,080,074	—	27,940	27,940
Pay	6 Month AUD BBSW	Semi-Annually	3.091	Semi-Annually	12/21/2026	AUD	1,270,417	—	14,720	14,720
Pay	6 Month AUD BBSW	Semi-Annually	3.135	Semi-Annually	12/21/2026	AUD	3,266,992	—	47,229	47,229
Pay	6 Month EUR LIBOR	Semi-Annually	1.816	Annually	09/15/2047	EUR	652,000	—	1,033	1,033
Pay	6 Month EUR LIBOR	Semi-Annually	1.821	Annually	09/15/2047	EUR	1,304,000	—	2,954	2,954
Pay	6 Month EUR LIBOR	Semi-Annually	1.822	Annually	09/15/2047	EUR	654,000	—	1,565	1,565
Pay	6 Month EUR LIBOR	Semi-Annually	1.824	Annually	09/15/2047	EUR	653,000	—	1,739	1,739

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(l)-(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	6 Month EUR LIBOR	Semi-Annually	1.830%	Annually	09/15/2047	EUR	652,000	$—	$2,220	$2,220
Pay	6 Month EUR LIBOR	Semi-Annually	1.841	Annually	09/15/2047	EUR	1,305,000	—	6,468	6,468
Pay	6 Month EUR LIBOR	Semi-Annually	1.804	Annually	12/15/2047	EUR	250,000	—	281	281
Pay	6 Month EUR LIBOR	Semi-Annually	1.893	Annually	12/15/2047	EUR	353,048	—	4,603	4,603
Pay	6 Month EUR LIBOR	Semi-Annually	1.899	Annually	12/15/2047	EUR	685,952	—	9,574	9,574
Pay	6 Month EUR LIBOR	Semi-Annually	1.937	Annually	12/15/2047	EUR	179,000	—	3,399	3,399
Pay	6 Month EUR LIBOR	Semi-Annually	1.812	Annually	03/16/2048	EUR	254,418	—	861	861
Pay	6 Month EUR LIBOR	Semi-Annually	1.813	Annually	03/16/2048	EUR	249,329	—	860	860
Pay	6 Month EUR LIBOR	Semi-Annually	1.814	Annually	03/16/2048	EUR	254,100	—	928	928
Pay	6 Month EUR LIBOR	Semi-Annually	1.817	Annually	03/16/2048	EUR	251,559	—	1,019	1,019
Pay	6 Month EUR LIBOR	Semi-Annually	1.820	Annually	03/16/2048	EUR	255,516	—	1,121	1,121
Pay	6 Month EUR LIBOR	Semi-Annually	1.833	Annually	03/16/2048	EUR	260,371	—	1,612	1,612
Pay	6 Month EUR LIBOR	Semi-Annually	1.835	Annually	03/16/2048	EUR	254,245	—	1,625	1,625
Pay	6 Month EUR LIBOR	Semi-Annually	1.848	Annually	03/16/2048	EUR	251,702	—	2,063	2,063
Pay	6 Month EUR LIBOR	Semi-Annually	1.850	Annually	03/16/2048	EUR	255,516	—	2,146	2,146
Pay	6 Month EUR LIBOR	Semi-Annually	1.866	Annually	03/16/2048	EUR	254,244	—	2,679	2,679
Subtotal — Appreciation								531	2,721,548	2,721,017
Receive	3 Month STIBOR	Quarterly	0.390	Annually	04/29/2021	SEK	201,479,138	—	(67,733)	(67,733)
Receive	3 Month STIBOR	Quarterly	0.385	Annually	05/02/2021	SEK	170,366,862	—	(98,110)	(98,110)
Receive	6 Month AUD BBSW	Semi-Annually	2.960	Semi-Annually	03/15/2027	AUD	1,151,000	—	(2,925)	(2,925)
Receive	6 Month AUD BBSW	Semi-Annually	3.040	Semi-Annually	03/15/2027	AUD	762,000	—	(5,957)	(5,957)
Receive	6 Month EUR LIBOR	Semi-Annually	1.940	Annually	09/15/2047	EUR	199,000	—	(3,644)	(3,644)
Receive	6 Month EUR LIBOR	Semi-Annually	1.811	Annually	12/15/2047	EUR	407,000	—	(862)	(862)
Receive	6 Month EUR LIBOR	Semi-Annually	1.952	Annually	12/15/2047	EUR	391,000	—	(8,207)	(8,207)
Pay	28 Day MXN TIIE	28 Day	6.925	28 Day	06/16/2021	MXN	1,500,000	—	(792)	(792)
Pay	3 Month CDOR	Semi-Annually	2.145	Semi-Annually	09/15/2022	CAD	1,261,963	—	(13,753)	(13,753)
Pay	3 Month CDOR	Semi-Annually	2.150	Semi-Annually	09/15/2022	CAD	1,261,963	—	(13,527)	(13,527)
Pay	3 Month CDOR	Semi-Annually	2.153	Semi-Annually	09/15/2022	CAD	1,261,962	—	(13,415)	(13,415)
Pay	3 Month CDOR	Semi-Annually	2.140	Semi-Annually	09/18/2022	CAD	509,225	—	(5,658)	(5,658)
Pay	3 Month CDOR	Semi-Annually	2.155	Semi-Annually	09/18/2022	CAD	1,261,963	—	(13,342)	(13,342)
Pay	3 Month CDOR	Semi-Annually	2.160	Semi-Annually	09/18/2022	CAD	1,261,962	—	(13,115)	(13,115)
Pay	3 Month CDOR	Semi-Annually	2.163	Semi-Annually	09/18/2022	CAD	1,261,962	—	(13,002)	(13,002)
Pay	3 Month CDOR	Semi-Annually	2.030	Semi-Annually	12/20/2022	CAD	351,536	—	(5,734)	(5,734)
Pay	3 Month CDOR	Semi-Annually	2.038	Semi-Annually	12/20/2022	CAD	1,282,813	—	(20,560)	(20,560)
Pay	3 Month CDOR	Semi-Annually	2.040	Semi-Annually	12/20/2022	CAD	1,282,814	—	(20,439)	(20,439)
Pay	3 Month CDOR	Semi-Annually	2.043	Semi-Annually	12/20/2022	CAD	1,120,930	—	(17,754)	(17,754)
Pay	3 Month CDOR	Semi-Annually	2.045	Semi-Annually	12/20/2022	CAD	1,795,907	—	(28,276)	(28,276)
Pay	3 Month CDOR	Semi-Annually	2.169	Semi-Annually	12/20/2022	CAD	1,245,463	—	(13,785)	(13,785)
Pay	3 Month CDOR	Semi-Annually	2.170	Semi-Annually	12/20/2022	CAD	1,245,462	—	(13,738)	(13,738)
Pay	3 Month CDOR	Semi-Annually	2.174	Semi-Annually	12/20/2022	CAD	1,245,463	—	(13,573)	(13,573)
Pay	3 Month CDOR	Semi-Annually	2.175	Semi-Annually	12/20/2022	CAD	2,878,150	—	(31,189)	(31,189)
Pay	3 Month CDOR	Semi-Annually	2.190	Semi-Annually	12/20/2022	CAD	1,245,462	—	(12,798)	(12,798)
Pay	3 Month STIBOR	Quarterly	0.478	Annually	12/20/2022	SEK	12,413,000	—	(11,426)	(11,426)
Pay	3 Month STIBOR	Quarterly	0.626	Annually	03/21/2023	SEK	22,575,377	—	(12,542)	(12,542)
Pay	3 Month STIBOR	Quarterly	0.632	Annually	03/21/2023	SEK	22,944,460	—	(11,883)	(11,883)
Pay	3 Month STIBOR	Quarterly	0.633	Annually	03/21/2023	SEK	22,575,377	—	(11,479)	(11,479)
Pay	3 Month STIBOR	Quarterly	0.641	Annually	03/21/2023	SEK	22,944,460	—	(10,551)	(10,551)
Pay	3 Month STIBOR	Quarterly	0.652	Annually	03/21/2023	SEK	13,253,326	—	(5,201)	(5,201)
Pay	3 Month STIBOR	Quarterly	1.327	Annually	06/16/2026	SEK	10,167,000	—	(33,085)	(33,085)
Pay	3 Month STIBOR	Quarterly	1.360	Annually	09/15/2026	SEK	15,350,000	—	(51,888)	(51,888)
Pay	3 Month STIBOR	Quarterly	1.560	Annually	09/15/2026	SEK	8,210,000	—	(17,992)	(17,992)
Pay	3 Month STIBOR	Quarterly	1.613	Annually	09/15/2026	SEK	16,053,000	—	(30,171)	(30,171)
Pay	3 Month STIBOR	Quarterly	1.927	Annually	06/15/2027	SEK	5,530,800	—	(4,930)	(4,930)
Pay	3 Month STIBOR	Quarterly	1.948	Annually	06/15/2027	SEK	3,687,200	—	(2,838)	(2,838)
Pay	3 Month STIBOR	Quarterly	1.968	Annually	06/15/2027	SEK	16,029,000	—	(10,413)	(10,413)
Pay	3 Month USD LIBOR	Quarterly	2.535	Semi-Annually	03/18/2023	USD	4,293,033	—	(32,917)	(32,917)
Pay	3 Month USD LIBOR	Quarterly	2.538	Semi-Annually	03/18/2023	USD	9,079,468	—	(69,020)	(69,020)
Pay	3 Month USD LIBOR	Quarterly	2.547	Semi-Annually	03/18/2023	USD	8,578,125	—	(63,057)	(63,057)
Pay	3 Month USD LIBOR	Quarterly	2.549	Semi-Annually	03/18/2023	USD	8,578,125	—	(62,610)	(62,610)
Pay	3 Month USD LIBOR	Quarterly	2.553	Semi-Annually	03/18/2023	USD	17,156,249	—	(123,331)	(123,331)
Pay	3 Month USD LIBOR	Quarterly	2.549	Semi-Annually	03/21/2023	USD	5,355,119	—	(23,492)	(23,492)
Pay	3 Month USD LIBOR	Quarterly	2.553	Semi-Annually	03/21/2023	USD	2,496,881	—	(10,449)	(10,449)
Pay	3 Month USD LIBOR	Quarterly	2.347	Semi-Annually	03/15/2027	USD	616,000	—	(20,344)	(20,344)
Pay	3 Month USD LIBOR	Quarterly	2.584	Semi-Annually	03/15/2027	USD	4,739,000	—	(64,825)	(64,825)
Pay	3 Month USD LIBOR	Quarterly	2.147	Semi-Annually	06/21/2027	USD	770,000	—	(39,534)	(39,534)
Pay	3 Month USD LIBOR	Quarterly	2.248	Semi-Annually	06/21/2027	USD	1,102,000	—	(47,210)	(47,210)
Pay	3 Month USD LIBOR	Quarterly	2.179	Semi-Annually	09/20/2027	USD	363,000	—	(18,246)	(18,246)
Pay	3 Month USD LIBOR	Quarterly	2.417	Semi-Annually	12/20/2027	USD	823,000	—	(25,554)	(25,554)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(l)-(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month USD LIBOR	Quarterly	2.494%	Semi-Annually	03/21/2028	USD	1,046,000	$—	$(27,708)	$(27,708)
Pay	3 Month USD LIBOR	Quarterly	2.453	Semi-Annually	03/24/2046	USD	4,233,688	—	(170,823)	(170,823)
Pay	3 Month USD LIBOR	Quarterly	2.625	Semi-Annually	04/28/2046	USD	574,000	—	(14,159)	(14,159)
Pay	3 Month USD LIBOR	Quarterly	2.510	Semi-Annually	06/18/2046	USD	491,000	—	(16,997)	(16,997)
Pay	3 Month USD LIBOR	Quarterly	2.155	Semi-Annually	09/17/2046	USD	751,000	—	(49,153)	(49,153)
Pay	3 Month USD LIBOR	Quarterly	2.163	Semi-Annually	09/17/2046	USD	1,123,000	—	(72,705)	(72,705)
Pay	3 Month USD LIBOR	Quarterly	2.623	Semi-Annually	06/16/2047	USD	376,000	—	(8,443)	(8,443)
Pay	3 Month USD LIBOR	Quarterly	2.713	Semi-Annually	06/16/2047	USD	959,000	—	(14,029)	(14,029)
Pay	3 Month USD LIBOR	Quarterly	2.591	Semi-Annually	09/15/2047	USD	131,000	—	(3,235)	(3,235)
Pay	3 Month USD LIBOR	Quarterly	2.691	Semi-Annually	12/15/2047	USD	515,531	—	(8,003)	(8,003)
Pay	3 Month USD LIBOR	Quarterly	2.697	Semi-Annually	12/15/2047	USD	515,735	—	(7,765)	(7,765)
Pay	3 Month USD LIBOR	Quarterly	2.703	Semi-Annually	12/15/2047	USD	515,734	—	(7,508)	(7,508)
Pay	3 Month USD LIBOR	Quarterly	2.709	Semi-Annually	12/15/2047	USD	384,000	—	(5,360)	(5,360)
Pay	3 Month USD LIBOR	Quarterly	2.788	Semi-Annually	12/15/2047	USD	400,000	—	(2,902)	(2,902)
Pay	3 Month USD LIBOR	Quarterly	2.779	Semi-Annually	03/16/2048	USD	450,000	—	(3,437)	(3,437)
Pay	3 Month USD LIBOR	Quarterly	2.789	Semi-Annually	03/16/2048	USD	441,551	—	(2,996)	(2,996)
Pay	3 Month USD LIBOR	Quarterly	2.794	Semi-Annually	03/16/2048	USD	450,562	—	(2,864)	(2,864)
Pay	3 Month USD LIBOR	Quarterly	2.796	Semi-Annually	03/16/2048	USD	445,500	—	(2,756)	(2,756)
Pay	3 Month USD LIBOR	Quarterly	2.847	Semi-Annually	03/16/2048	USD	461,105	—	(826)	(826)
Pay	3 Month USD LIBOR	Quarterly	2.858	Semi-Annually	03/16/2048	USD	452,509	—	(405)	(405)
Pay	3 Month USD LIBOR	Quarterly	2.863	Semi-Annually	03/16/2048	USD	452,508	—	(192)	(192)
Pay	6 Month AUD BBSW	Semi-Annually	2.889	Semi-Annually	03/15/2027	AUD	1,205,040	—	(2,620)	(2,620)
Pay	6 Month AUD BBSW	Semi-Annually	2.905	Semi-Annually	03/15/2027	AUD	2,190,995	—	(2,379)	(2,379)
Pay	6 Month AUD BBSW	Semi-Annually	2.913	Semi-Annually	03/15/2027	AUD	1,755,322	—	(1,038)	(1,038)
Pay	6 Month AUD BBSW	Semi-Annually	2.914	Semi-Annually	03/15/2027	AUD	1,755,322	—	(893)	(893)
Pay	6 Month AUD BBSW	Semi-Annually	2.918	Semi-Annually	03/15/2027	AUD	1,755,321	—	(459)	(459)
Pay	6 Month AUD BBSW	Semi-Annually	2.884	Semi-Annually	06/21/2027	AUD	664,000	—	(2,532)	(2,532)
Pay	6 Month AUD BBSW	Semi-Annually	2.843	Semi-Annually	12/20/2027	AUD	1,013,000	—	(8,997)	(8,997)
Pay	6 Month AUD BBSW	Semi-Annually	2.926	Semi-Annually	12/20/2027	AUD	1,369,340	—	(4,121)	(4,121)
Pay	6 Month AUD BBSW	Semi-Annually	2.930	Semi-Annually	12/20/2027	AUD	2,738,320	—	(7,544)	(7,544)
Pay	6 Month AUD BBSW	Semi-Annually	2.932	Semi-Annually	12/20/2027	AUD	1,369,340	—	(3,540)	(3,540)
Pay	6 Month EUR LIBOR	Semi-Annually	1.567	Annually	03/21/2028	EUR	929,635	58	(7,376)	(7,434)
Pay	6 Month EUR LIBOR	Semi-Annually	1.570	Annually	03/21/2028	EUR	980,247	160	(8,899)	(9,059)
Pay	6 Month EUR LIBOR	Semi-Annually	1.575	Annually	03/21/2028	EUR	971,128	(45)	(7,228)	(7,183)
Pay	6 Month EUR LIBOR	Semi-Annually	1.585	Annually	03/21/2028	EUR	968,975	256	(6,645)	(6,901)
Pay	6 Month EUR LIBOR	Semi-Annually	1.590	Annually	03/21/2028	EUR	957,200	478	(6,285)	(6,763)
Pay	6 Month EUR LIBOR	Semi-Annually	1.592	Annually	03/21/2028	EUR	946,335	372	(6,131)	(6,503)
Pay	6 Month EUR LIBOR	Semi-Annually	1.593	Annually	03/21/2028	EUR	1,335,294	(388)	(8,533)	(8,145)
Pay	6 Month EUR LIBOR	Semi-Annually	1.594	Annually	03/21/2028	EUR	1,533,210	(863)	(9,718)	(8,855)
Pay	6 Month EUR LIBOR	Semi-Annually	1.595	Annually	03/21/2028	EUR	949,976	349	(5,960)	(6,309)
Pay	6 Month EUR LIBOR	Semi-Annually	1.607	Annually	03/21/2028	EUR	2,393,000	—	(13,334)	(13,334)
Pay	6 Month GBP LIBOR	Semi-Annually	1.470	Semi-Annually	03/17/2047	GBP	229,000	—	(8,951)	(8,951)
Pay	6 Month GBP LIBOR	Semi-Annually	1.566	Semi-Annually	03/17/2047	GBP	187,000	—	(4,525)	(4,525)
Pay	6 Month GBP LIBOR	Semi-Annually	1.468	Semi-Annually	06/16/2047	GBP	260,000	—	(9,860)	(9,860)
Pay	6 Month GBP LIBOR	Semi-Annually	1.670	Semi-Annually	09/15/2047	GBP	538,000	—	(2,868)	(2,868)
Pay	6 Month GBP LIBOR	Semi-Annually	1.501	Semi-Annually	12/15/2047	GBP	548,000	—	(16,415)	(16,415)
Pay	6 Month GBP LIBOR	Semi-Annually	1.509	Semi-Annually	12/15/2047	GBP	548,000	—	(15,733)	(15,733)
Pay	6 Month GBP LIBOR	Semi-Annually	1.531	Semi-Annually	12/15/2047	GBP	549,000	—	(13,901)	(13,901)
Pay	6 Month GBP LIBOR	Semi-Annually	1.661	Semi-Annually	12/15/2047	GBP	643,000	—	(3,404)	(3,404)
Subtotal — Depreciation								377	(1,879,031)	(1,879,408)
Total — Interest Rate Swap Agreements — Interest Rate Risk								$908	$842,517	$841,609

(l) Centrally cleared swap agreements collateralized by $1,282,592 cash held with Credit Suisse Securities (USA) LLC.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements(n)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.955%	At Maturity	10/18/2026	USD	1,314,000	$ -	$43,060	$43,060
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.960	At Maturity	10/18/2026	USD	1,314,000	-	42,426	42,426
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.993	At Maturity	10/21/2026	USD	1,288,000	-	37,630	37,630
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/19/2026	USD	1,314,000	-	38,009	38,009
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/24/2026	USD	1,314,000	-	38,163	38,163
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.000	At Maturity	10/19/2026	USD	1,288,000	-	36,633	36,633
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/20/2026	USD	1,314,000	-	36,129	36,129
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/21/2026	USD	1,314,000	-	36,161	36,161
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.225	At Maturity	11/16/2026	USD	1,825,000	-	11,675	11,675
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	-	6,367	6,367
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.040	At Maturity	11/01/2026	USD	1,320,000	-	32,835	32,835
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.218	At Maturity	11/16/2026	USD	1,762,000	-	12,575	12,575
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	At Maturity	3.250	At Maturity	07/10/2025	GBP	830,852	-	7,554	7,554
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.048	At Maturity	11/01/2026	USD	1,299,000	-	31,365	31,365
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.249	At Maturity	11/16/2026	USD	1,493,000	-	6,012	6,012
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	-	6,459	6,459
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.259	At Maturity	11/16/2026	USD	1,276,000	-	3,876	3,876
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.284	At Maturity	11/16/2026	USD	2,776,000	-	1,556	1,556
Subtotal — Appreciation									-	428,485	428,485
Barclays Bank PLC	Pay	United Kingdom RPI	At Maturity	3.106	At Maturity	06/15/2026	GBP	1,294,000	-	(63,458)	(63,458)
Barclays Bank PLC	Pay	United States CPI Urban Consumers NSA	At Maturity	2.233	At Maturity	12/19/2026	USD	2,578,000	-	(12,027)	(12,027)
Barclays Bank PLC	Receive	United Kingdom RPI	At Maturity	3.574	At Maturity	12/15/2026	GBP	3,132,000	-	(83,754)	(83,754)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	At Maturity	2.949	At Maturity	09/15/2025	GBP	840,423	-	(36,192)	(36,192)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	At Maturity	2.801	At Maturity	05/15/2026	GBP	1,018,000	-	(91,138)	(91,138)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	3.060	At Maturity	12/29/2025	GBP	3,450,000	-	(122,815)	(122,815)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	2.964	At Maturity	03/15/2026	GBP	2,298,000	-	(138,113)	(138,113)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	At Maturity	2.923	At Maturity	02/27/2025	GBP	11,857,170	-	(273,304)	(273,304)
Subtotal — Depreciation									-	(820,801)	(820,801)
Subtotal — Over-The-Counter Inflation Swap Agreements									$ -	$(392,316)	$(392,316)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(n)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.105%	At Maturity	04/15/2022	EUR	8,303,000	$-	$119,452	$119,452
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.114	At Maturity	03/15/2022	EUR	6,642,400	-	98,284	98,284
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.127	At Maturity	03/15/2022	EUR	1,660,600	-	23,234	23,234
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.128	At Maturity	06/15/2022	EUR	338,000	-	6,052	6,052
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.134	At Maturity	04/15/2022	EUR	1,755,000	-	22,006	22,006
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.140	At Maturity	03/15/2022	EUR	4,981,800	-	65,366	65,366
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.141	At Maturity	03/15/2022	EUR	11,624,200	-	151,471	151,471
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.176	At Maturity	07/15/2022	EUR	2,754,047	-	32,655	32,655
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.180	At Maturity	07/15/2022	EUR	2,666,152	-	30,926	30,926
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.190	At Maturity	05/15/2022	EUR	1,465,000	-	16,356	16,356
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.202	At Maturity	07/15/2022	EUR	3,984,578	-	40,658	40,658
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.208	At Maturity	07/15/2022	EUR	1,321,356	-	12,957	12,957
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.217	At Maturity	07/15/2022	EUR	2,666,151	-	24,502	24,502
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.222	At Maturity	07/15/2022	EUR	3,999,227	-	35,446	35,446
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.310	At Maturity	08/15/2022	EUR	6,650,145	-	35,300	35,300
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.315	At Maturity	08/15/2022	EUR	2,996,344	-	14,894	14,894
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.385	At Maturity	06/15/2027	EUR	2,887,000	-	60,192	60,192
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.421	At Maturity	08/15/2027	EUR	4,082,000	-	66,133	66,133
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.455	At Maturity	09/15/2027	EUR	2,191,000	-	28,066	28,066
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.475	At Maturity	10/15/2027	EUR	3,191,000	-	33,887	33,887
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.553	At Maturity	12/15/2027	EUR	3,579,000	-	4,961	4,961
Receive	United Kingdom RPI	At Maturity	3.365	At Maturity	12/15/2027	GBP	1,258,000	-	3,470	3,470
Receive	United Kingdom RPI	At Maturity	3.420	At Maturity	06/15/2047	GBP	23,000	-	1,688	1,688
Receive	United Kingdom RPI	At Maturity	3.443	At Maturity	08/15/2047	GBP	34,066	-	1,864	1,864
Receive	United Kingdom RPI	At Maturity	3.453	At Maturity	08/15/2047	GBP	68,926	-	3,262	3,262
Receive	United Kingdom RPI	At Maturity	3.454	At Maturity	08/15/2047	GBP	67,943	-	3,152	3,152
Receive	United Kingdom RPI	At Maturity	3.458	At Maturity	08/15/2047	GBP	34,463	-	1,503	1,503
Receive	United Kingdom RPI	At Maturity	3.478	At Maturity	08/15/2047	GBP	80,661	-	2,277	2,277
Receive	United Kingdom RPI	At Maturity	3.480	At Maturity	08/15/2047	GBP	80,661	-	2,164	2,164
Receive	United States CPI Urban Consumers NSA	At Maturity	2.069	At Maturity	08/25/2027	USD	220,120	-	5,764	5,764
Receive	United States CPI Urban Consumers NSA	At Maturity	2.074	At Maturity	08/23/2027	USD	436,000	-	11,207	11,207
Receive	United States CPI Urban Consumers NSA	At Maturity	2.079	At Maturity	08/22/2027	USD	237,000	-	5,972	5,972
Receive	United States CPI Urban Consumers NSA	At Maturity	2.082	At Maturity	08/24/2027	USD	436,000	-	10,864	10,864
Receive	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	08/21/2027	USD	948,000	-	22,590	22,590

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(n)-(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.123%	At Maturity	10/19/2027	USD	617,000	$ -	$13,925	$13,925
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/19/2027	USD	617,000	-	13,423	13,423
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/23/2027	USD	308,000	-	6,643	6,643
Receive	United States CPI Urban Consumers NSA	At Maturity	2.147	At Maturity	04/25/2027	USD	198,000	-	2,278	2,278
Receive	United States CPI Urban Consumers NSA	At Maturity	2.148	At Maturity	10/20/2027	USD	617,000	-	12,423	12,423
Receive	United States CPI Urban Consumers NSA	At Maturity	2.150	At Maturity	10/20/2027	USD	308,000	-	6,128	6,128
Receive	United States CPI Urban Consumers NSA	At Maturity	2.199	At Maturity	04/26/2027	USD	397,000	-	2,575	2,575
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.422	At Maturity	01/15/2023	EUR	1,994,660	-	246	246
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.424	At Maturity	01/15/2023	EUR	5,897,056	-	1,794	1,794
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.433	At Maturity	01/15/2023	EUR	1,994,661	-	1,716	1,716
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.438	At Maturity	01/15/2023	EUR	2,991,991	-	3,541	3,541
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.445	At Maturity	01/15/2023	EUR	3,989,320	-	6,528	6,528
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.448	At Maturity	01/15/2023	EUR	1,994,660	-	3,586	3,586
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.456	At Maturity	01/15/2023	EUR	1,994,661	-	4,652	4,652
Pay	United Kingdom RPI	At Maturity	3.352	At Maturity	10/15/2027	GBP	1,109,860	-	2,825	2,825
Pay	United Kingdom RPI	At Maturity	3.381	At Maturity	10/15/2027	GBP	1,700,380	-	12,517	12,517
Pay	United Kingdom RPI	At Maturity	3.388	At Maturity	10/15/2027	GBP	2,280,760	-	19,577	19,577
Pay	United Kingdom RPI	At Maturity	3.411	At Maturity	05/15/2027	GBP	1,022,000	-	5,703	5,703
Pay	United Kingdom RPI	At Maturity	3.505	At Maturity	09/15/2047	GBP	131,000	-	60	60
Pay	United Kingdom RPI	At Maturity	3.630	At Maturity	01/15/2027	GBP	644,421	-	24,071	24,071
Pay	United Kingdom RPI	At Maturity	3.633	At Maturity	01/15/2027	GBP	885,159	-	33,526	33,526
Pay	United Kingdom RPI	At Maturity	3.635	At Maturity	01/15/2027	GBP	644,420	-	24,632	24,632
Subtotal — Appreciation								-	1,200,944	1,200,944
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.592	At Maturity	01/15/2028	EUR	1,994,660	-	(4,558)	(4,558)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.593	At Maturity	01/15/2028	EUR	997,330	-	(2,292)	(2,292)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.595	At Maturity	01/15/2028	EUR	2,991,991	-	(7,854)	(7,854)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.598	At Maturity	01/15/2028	EUR	1,994,661	-	(5,886)	(5,886)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.600	At Maturity	01/15/2028	EUR	14,873,028	-	(48,737)	(48,737)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.605	At Maturity	01/15/2028	EUR	997,330	-	(3,920)	(3,920)
Receive	United Kingdom RPI	At Maturity	3.353	At Maturity	10/15/2027	GBP	1,269,000	-	(3,256)	(3,256)
Receive	United Kingdom RPI	At Maturity	3.390	At Maturity	09/15/2027	GBP	1,479,000	-	(6,028)	(6,028)
Receive	United Kingdom RPI	At Maturity	3.423	At Maturity	06/15/2027	GBP	1,100,000	-	(4,031)	(4,031)
Receive	United Kingdom RPI	At Maturity	3.495	At Maturity	10/15/2047	GBP	85,540	-	(24)	(24)
Receive	United Kingdom RPI	At Maturity	3.505	At Maturity	02/15/2027	GBP	1,235,000	-	(10,909)	(10,909)
Receive	United Kingdom RPI	At Maturity	3.518	At Maturity	10/15/2047	GBP	143,957	-	(2,529)	(2,529)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(n)-(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	United Kingdom RPI	At Maturity	3.524%	At Maturity	05/15/2047	GBP	458,250	$ -	$(4,304)	$(4,304)
Receive	United Kingdom RPI	At Maturity	3.531	At Maturity	10/15/2047	GBP	200,503	-	(5,626)	(5,626)
Receive	United Kingdom RPI	At Maturity	3.549	At Maturity	05/15/2047	GBP	458,250	-	(13,082)	(13,082)
Receive	United Kingdom RPI	At Maturity	3.552	At Maturity	05/15/2047	GBP	458,250	-	(14,135)	(14,135)
Receive	United Kingdom RPI	At Maturity	3.564	At Maturity	05/15/2047	GBP	458,250	-	(18,518)	(18,518)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.294	At Maturity	01/12/2027	USD	866,000	-	(1,007)	(1,007)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.300	At Maturity	01/12/2027	USD	866,000	-	(1,522)	(1,522)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.198	At Maturity	06/15/2022	EUR	2,887,000	-	(38,587)	(38,587)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.253	At Maturity	08/15/2022	EUR	4,082,000	-	(36,825)	(36,825)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.282	At Maturity	09/15/2022	EUR	2,191,000	-	(17,032)	(17,032)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.302	At Maturity	10/15/2022	EUR	3,191,000	-	(20,782)	(20,782)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.333	At Maturity	04/15/2027	EUR	8,303,000	-	(181,178)	(181,178)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.334	At Maturity	06/15/2027	EUR	338,000	-	(9,286)	(9,286)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.339	At Maturity	03/15/2027	EUR	6,642,400	-	(142,955)	(142,955)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.360	At Maturity	03/15/2027	EUR	1,660,600	-	(31,302)	(31,302)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.364	At Maturity	04/15/2027	EUR	1,755,000	-	(31,092)	(31,092)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.375	At Maturity	07/15/2027	EUR	2,754,047	-	(53,933)	(53,933)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.377	At Maturity	03/15/2027	EUR	11,624,200	-	(194,046)	(194,046)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.380	At Maturity	07/15/2027	EUR	2,666,152	-	(50,489)	(50,489)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.381	At Maturity	03/15/2027	EUR	4,981,800	-	(80,506)	(80,506)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.388	At Maturity	07/15/2027	EUR	3,984,578	-	(71,117)	(71,117)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.391	At Maturity	07/15/2027	EUR	1,321,356	-	(23,098)	(23,098)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.395	At Maturity	12/15/2022	EUR	3,579,000	-	(1,770)	(1,770)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.405	At Maturity	07/15/2027	EUR	2,666,151	-	(41,863)	(41,863)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.406	At Maturity	07/15/2027	EUR	3,999,227	-	(62,457)	(62,457)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.418	At Maturity	01/15/2023	EUR	2,991,991	-	(372)	(372)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.420	At Maturity	05/15/2027	EUR	1,465,000	-	(19,263)	(19,263)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.462	At Maturity	08/15/2027	EUR	6,650,145	-	(71,664)	(71,664)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.465	At Maturity	08/15/2027	EUR	2,996,344	-	(31,276)	(31,276)
Pay	United Kingdom RPI	At Maturity	3.321%	At Maturity	08/15/2027	GBP	334,383	-	(4,317)	(4,317)
Pay	United Kingdom RPI	At Maturity	3.335	At Maturity	08/15/2027	GBP	839,930	-	(8,866)	(8,866)
Pay	United Kingdom RPI	At Maturity	3.343	At Maturity	08/15/2027	GBP	852,071	-	(7,918)	(7,918)
Pay	United Kingdom RPI	At Maturity	3.353	At Maturity	08/15/2027	GBP	426,036	-	(3,242)	(3,242)
Pay	United Kingdom RPI	At Maturity	3.370	At Maturity	06/15/2027	GBP	255,000	-	(1,337)	(1,337)
Pay	United Kingdom RPI	At Maturity	3.374	At Maturity	08/15/2027	GBP	972,670	-	(3,914)	(3,914)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(n)-(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	United Kingdom RPI	At Maturity	3.378%	At Maturity	08/15/2027	GBP	972,670	$ -	$(3,298)	$(3,298)
Pay	United Kingdom RPI	At Maturity	3.480	At Maturity	12/15/2047	GBP	110,000	-	(2,260)	(2,260)
Pay	United Kingdom RPI	At Maturity	3.483	At Maturity	10/15/2047	GBP	111,000	-	(966)	(966)
Pay	United Kingdom RPI	At Maturity	3.485	At Maturity	06/15/2047	GBP	102,000	-	(2,555)	(2,555)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.055	At Maturity	06/08/2027	USD	3,860,000	-	(95,176)	(95,176)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.081	At Maturity	05/18/2027	USD	3,154,000	-	(63,722)	(63,722)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	06/07/2027	USD	819,000	-	(17,197)	(17,197)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.120	At Maturity	05/12/2027	USD	3,231,000	-	(50,537)	(50,537)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.133	At Maturity	05/15/2027	USD	1,117,000	-	(16,556)	(16,556)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.135	At Maturity	05/11/2027	USD	890,000	-	(12,513)	(12,513)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.138	At Maturity	05/11/2027	USD	1,574,000	-	(21,748)	(21,748)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.144	At Maturity	05/11/2027	USD	1,574,000	-	(20,757)	(20,757)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.165	At Maturity	10/25/2027	USD	693,000	-	(12,652)	(12,652)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.170	At Maturity	09/18/2027	USD	437,000	-	(7,799)	(7,799)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.174	At Maturity	12/13/2027	USD	590,000	-	(8,420)	(8,420)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.281	At Maturity	03/01/2027	USD	919,000	-	(250)	(250)
Subtotal — Depreciation								-	(1,735,111)	(1,735,111)
Subtotal — Centrally Cleared Inflation Swap Agreements								-	(534,167)	(534,167)
Total — Interest Rate and Inflation Swap Agreements — Interest Rate Risk								$(908)	$(83,966)	$(83,966)

(n)	Inflation swap agreements collateralized by $964,287 cash held with Deutsche Bank Securities Inc., Goldman Sachs International and Morgan Stanley Capital Services, LLC.

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	S&P 500 Index	Pay	17.65%	December-2018	USD	6,188	$19,896
BNP Paribas S.A.	S&P 500 Index	Pay	17.75	December-2018	USD	2,071	6,694
Citigroup Global Markets Inc.	S&P 500 Index	Pay	15.40	June-2018	USD	2,788	9,526
Citigroup Global Markets Inc.	S&P 500 Index	Pay	16.26	June-2018	USD	2,334	9,771
Citigroup Global Markets Inc.	S&P 500 Index	Pay	16.65	December-2018	USD	3,485	7,567
Citigroup Global Markets Inc.	S&P 500 Index	Pay	17.41	December-2018	USD	3,890	11,369
Citigroup Global Markets Inc.	S&P 500 Index	Pay	17.55	December-2018	USD	3,886	13,386
Goldman Sachs International	S&P 500 Index	Pay	16.65	December-2018	USD	15,210	9,468
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.55	December-2018	USD	892	808
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.70	December-2018	USD	5,204	6,194
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.90	December-2018	USD	6,548	10,905
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.31	December-2018	USD	2,784	5,903
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.45	December-2018	USD	4,851	11,601
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.95	December-2018	USD	23,318	88,683
Societe Generale	KOSPI 200 Index	Pay	20.00	December-2018	KRW	7,789,108	21,740
Societe Generale	S&P 500 Index	Pay	14.95	June-2018	USD	3,269	9,642
Societe Generale	S&P 500 Index	Pay	15.90	June-2018	USD	2,617	9,567
Societe Generale	S&P 500 Index	Pay	15.95	December-2018	USD	5,448	7,939
Societe Generale	S&P 500 Index	Pay	16.41	December-2018	USD	2,343	189
Societe Generale	S&P 500 Index	Pay	16.85	December-2018	USD	4,362	9,532
Societe Generale	S&P 500 Index	Pay	17.36	December-2018	USD	9,742	21,238
Societe Generale	S&P 500 Index	Pay	17.70	December-2018	USD	23,318	83,987
Societe Generale	S&P 500 Index	Pay	17.80	December-2018	USD	7,772	28,295
Societe Generale	S&P 500 Index	Pay	18.15	December-2018	USD	2,666	9,838

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements-(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
UBS	KOSPI 200 Index	Pay	19.00%	December-2018	KRW	7,721,467	$14,833
UBS	KOSPI 200 Index	Pay	19.60	December-2018	KRW	7,712,584	20,360
UBS	KOSPI 200 Index	Pay	19.70	December-2018	KRW	4,834,372	13,142
UBS	KOSPI 200 Index	Pay	20.30	December-2018	KRW	13,155,600	51,405
UBS	S&P 500 Index	Pay	14.80	June-2018	USD	4,359	12,334
UBS	S&P 500 Index	Pay	15.25	June-2018	USD	2,091	6,902
UBS	S&P 500 Index	Pay	15.61	June-2018	USD	2,701	9,874
UBS	S&P 500 Index	Pay	15.90	June-2018	USD	3,490	12,759
UBS	S&P 500 Index	Pay	16.96	December-2018	USD	4,501	11,288
UBS	S&P 500 Index	Pay	17.20	December-2018	USD	9,701	21,133
UBS	S&P 500 Index	Pay	17.40	December-2018	USD	3,742	12,446
UBS	S&P 500 Index	Pay	17.60	December-2018	USD	3,887	13,542
UBS	S&P 500 Index	Pay	17.75	December-2018	USD	6,906	12,313
UBS	S&P 500 Index	Pay	18.00	December-2018	USD	24,915	94,531
Subtotal — Appreciation							720,600
BNP Paribas S.A.	KOSPI 200 Index	Receive	19.89	December-2018	KRW	3,322,882	(11,446)
BNP Paribas S.A.	KOSPI 200 Index	Receive	20.19	December-2018	KRW	3,470,917	(12,304)
BNP Paribas S.A.	S&P/ASX 200 Index	Receive	15.75	December-2018	AUD	4,923	(900)
Citigroup Global Markets Inc.	Hang Seng China Enterprise Index	Receive	22.72	June-2018	HKD	20,501	(3,554)
Citigroup Global Markets Inc.	Hang Seng Index	Receive	19.87	June-2018	HKD	19,853	(7,918)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	18.72	December-2018	KRW	1,008,074	(2,272)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	19.59	December-2018	KRW	2,276,485	(6,970)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	19.85	December-2018	KRW	4,414,436	(16,498)
Citigroup Global Markets Inc.	S&P 500 Index	Receive	17.62	December-2018	USD	14,398	(37,033)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	23.99	June-2018	HKD	15,696	(4,325)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.59	December-2018	HKD	13,305	(1,382)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.09	December-2018	HKD	13,915	(804)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.43	December-2018	HKD	34,156	(2,108)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.50	December-2018	HKD	35,751	(5,928)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.85	December-2018	HKD	25,293	(4,367)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.39	December-2018	HKD	40,215	(11,604)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.44	December-2018	HKD	11,809	(3,254)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.79	December-2018	KRW	26,414,363	(75,295)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.95	December-2018	HKD	25,936	(4,567)
Societe Generale	Hang Seng China Enterprise Index	Receive	26.00	December-2018	HKD	25,936	(4,710)
Societe Generale	Hang Seng Index	Receive	19.00	June-2018	HKD	29,185	(7,642)
Societe Generale	Hang Seng Index	Receive	20.63	June-2018	HKD	12,274	(5,202)
Societe Generale	KOSPI 200 Index	Receive	18.35	December-2018	KRW	3,878,625	(7,484)
Societe Generale	KOSPI 200 Index	Receive	19.00	December-2018	KRW	17,608,798	(53,030)
Societe Generale	KOSPI 200 Index	Receive	19.40	December-2018	KRW	8,794,672	(29,860)
Societe Generale	KOSPI 200 Index	Receive	19.90	December-2018	KRW	8,824,892	(33,305)
Societe Generale	KOSPI 200 Index	Receive	19.97	December-2018	KRW	4,560,014	(16,441)
Societe Generale	KOSPI 200 Index	Receive	20.28	December-2018	KRW	4,951,830	(16,919)
UBS	Hang Seng China Enterprise Index	Receive	22.28	June-2018	HKD	51,884	(5,237)
UBS	Hang Seng China Enterprise Index	Receive	24.35	June-2018	HKD	16,365	(5,315)
UBS	Hang Seng China Enterprise Index	Receive	25.00	December-2018	HKD	51,858	(1,648)
UBS	Hang Seng China Enterprise Index	Receive	25.30	December-2018	HKD	51,871	(6,982)
UBS	Hang Seng China Enterprise Index	Receive	26.04	December-2018	HKD	103,115	(21,796)
UBS	Hang Seng Index	Receive	19.29	June-2018	HKD	21,916	(6,738)
UBS	Hang Seng Index	Receive	19.49	June-2018	HKD	18,235	(6,326)
UBS	Hang Seng Index	Receive	21.48	December-2018	HKD	28,725	(2,154)
UBS	Hang Seng Index	Receive	21.68	December-2018	HKD	28,721	(4,863)
UBS	Hang Seng Index	Receive	21.79	December-2018	HKD	18,601	(4,274)
UBS	KOSPI 200 Index	Receive	18.60	December-2018	KRW	17,588,568	(49,034)
UBS	KOSPI 200 Index	Receive	19.30	December-2018	KRW	10,458,789	(34,512)
UBS	KOSPI 200 Index	Receive	19.44	December-2018	KRW	1,758,023	(5,095)
UBS	KOSPI 200 Index	Receive	19.80	December-2018	KRW	4,414,527	(16,336)
UBS	KOSPI 200 Index	Receive	19.95	December-2018	KRW	5,617,288	(20,877)
UBS	S&P/ASX 200 Index	Receive	15.55	December-2018	AUD	11,600	(818)
UBS	S&P/ASX 200 Index	Receive	15.65	December-2018	AUD	21,214	(3,638)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements-(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
UBS	S&P/ASX 200 Index	Receive	15.69%	December-2018	AUD	4,922	$ (765)
UBS	S&P/ASX 200 Index	Receive	15.77	December-2018	AUD	4,922	(977)
UBS	S&P/ASX 200 Index	Receive	16.03	December-2018	AUD	6,961	(2,663)
UBS	S&P 500 Index	Pay	15.25	December-2018	USD	3,810	(6,243)
UBS	S&P 500 Index	Pay	15.35	December-2018	USD	10,698	(16,123)
Subtotal — Depreciation							(609,536)
Total — Variance Swap Agreements—Equity Risk							$ 111,064

Open Over-The-Counter Total Return Swap Agreements(o)
Counterparty	Pay/ Receive	Reference Entity(p)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value (q)		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Pay	Macquarie MQCP575 Index	0.25	Monthly	18,165	February- 2018		$3,249,235	$—	$ 5,453	$ 5,453
Macquarie Bank Ltd.	Receive	Macquarie MQCP252 Index	0.12	Monthly	5,105	February- 2018		567,184	—	8,134	8,134
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	19,757	June-2018		5,775,550	—	41,685	41,685

Subtotal—Commodity Risk									—	55,272	55,272
Goldman Sachs International	Pay	Mexican Bolsa Index	—%	Monthly	280	March- 2018	MXN	13,361,800	—	33,780	33,780
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 5-Month Dispersion Index	0.10	Monthly	12,499	April-2018		2,606,543	—	82,743	82,743

Subtotal—Equity Risk									—	116,523	116,523
Subtotal—Appreciation									—	171,795	171,795
Macquarie Bank Ltd.	Pay	Macquarie MQCP252 Index	0.12%	Monthly	56,120	February- 2018		6,235,134	—	(89,422)	(89,422)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	2,584	June-2018		755,379	—	(5,452)	(5,452)
Macquarie Bank Ltd.	Receive	Macquarie MQCP575 Index	0.25	Monthly	135,639	February- 2018		24,262,209	—	(40,719)	(40,719)

Subtotal—Commodity Risk									—	(135,593)	(135,593)
J.P. Morgan Chase Bank, N.A.	Pay	Hang Seng China Enterprises Index	—	Monthly	450	February- 2018	HKD	6,178,497	—	(14,784)	(14,784)
Morgan Stanley Capital Services LLC	Pay	Hang Seng China Enterprises Index	—	Monthly	3,350	February- 2018	HKD	45,649,251	—	(59,405)	(59,405)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 6-Month European Dispersion Index	0.10	Monthly	281	September- 2018	EUR	47,051	—	(363)	(363)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	0.10	Monthly	276	September- 2018	EUR	46,570	—	(370)	(370)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 5-Month Dispersion Index	0.10	Monthly	48,357	April-2018		10,084,368	—	(320,123)	(320,123)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion Index	0.10	Monthly	4,181	September- 2018	EUR	700,067	—	(5,398)	(5,398)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(o)-(continued)
Counterparty	Pay/ Receive	Reference Entity(p)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value (q)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	0.10%	Monthly	4,148	September-2018	EUR 699,892	$—	$(5,562)	$(5,562)
Subtotal—Equity Risk								—	(406,005)	(406,005)
Subtotal—Depreciation								—	(541,598)	(541,598)
Total—Over-The-Counter Total Return Swap Agreements								$—	$(369,803)	$(369,803)

Index Information:

Macquarie MQCP252 Index	—	A basket of eleven indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Aluminum, Copper, Crude Oil, Gasoline RBOB, Heating Oil, Natural Gas, Nickel and Zinc.

Macquarie MQCP575 Index	—	A basket of eleven indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Aluminum, Copper, Crude Oil, Gasoline RBOB, Heating Oil, Natural Gas, Nickel and Zinc.

Morgan Stanley Systematic 5-Month Dispersion Index	—	An index comprising cash, equity securities, options on equity securities and stock market index futures.

Morgan Stanley Systematic 6-Month European Dispersion Index	—	An index comprising cash, equity securities, options on equity securities and stock market index futures.

Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	—	An index comprising cash, equity securities, options on equity securities and stock market index futures.

(o)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

(p)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Macquarie MQCP575 Index
	Long Futures Contracts

	Aluminum	13.76%

	Heating Oil	8.57

	High Grade Copper	19.16

	Natural Gas	19.02

	Nickel	6.75

	Unleaded Gasoline	8.73

	WTI Crude	16.18

	Zinc	7.83

	Short Futures Contracts

	Aluminum	(13.76)%

	Heating Oil	(8.57)

	High Grade Copper	(19.16)

	Natural Gas	(19.02)

	Nickel	(6.75)

	Unleaded Gasoline	(8.73)

	WTI Crude	(16.18)

	Zinc	(7.83)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Macquarie MQCP252 Index
	Short Futures Contracts

	Aluminum	(13.76)%

	Heating Oil	(8.57)

	High Grade Copper	(19.16)

	Natural Gas	(19.02)

	Nickel	(6.75)

	Unleaded Gasoline	(8.73)

	WTI Crude	(16.18)

	Zinc	(7.83)

Reference Entity
Morgan Stanley Systematic 5-Month Dispersion Index

Top 50 Underlying Reference Entity Components

Description		Percentage

Currencies
U.S. Dollars		(263.44)%

Long Futures Contracts
	Expiration Month
SPX Index	March–2018	514.07%

Short Equity Securities
3M Co.	(2.51)%
Abbott Laboratories	(1.57)
AbbVie Inc.	(3.56)
Alphabet Inc. - Class A	(5.19)
Alphabet Inc. - Class C	(5.24)
Altria Group Inc.	(1.30)
Amazon.com, Inc.	(10.64)
Apple Inc.	(4.02)
AT&T Inc.	(1.75)
Bank of America Corp.	(5.76)
Berkshire Hathaway Inc.	(6.71)
Boeing Co. (The)	(4.49)
Chevron Corp.	(2.36)
Cisco Systems, Inc.	(3.91)
Citigroup Inc.	(1.93)
Coca Cola Co.	(2.07)
Comcast Corp.	(3.03)
DowDupont Inc.	(1.69)
Exxon Mobil Corp.	(3.69)
Facebook, Inc.	(4.00)
Home Depot, Inc. (The)	(4.49)
Honeywell International	(1.62)
IBM	(1.41)
Intel Corp.	(3.57)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Top 50 Underlying Reference Entity Components-(continued)
Short Equity Securities-(continued)
Description	Percentage
JPMorgan Chase & Co.	(6.68	) %
Mastercard Inc.	(1.94)
Medtronic PLC	(1.60)
Microsoft Corp.	(14.12)
NVIDIA Corp.	(2.39)
Oracle Corp.	(1.37)
PepsiCo Inc.	(1.54)
Pfizer Inc.	(1.72)
UnitedHealth Group Inc.	(3.37)
Verizon Communications Inc	(2.84)
Visa Inc.	(3.39)
Wal-Mart Stores Inc.	(2.57)
Wells Fargo & Co.	(4.37)

Options Written
	Type of Contract	Expiration Date	Exercise Price
SPX Index	Call	03/16/2018	$ 2,625	(1.69	) %
SPX Index	Call	03/16/2018	2,650	(3.41)
SPX Index	Call	06/15/2018	2,675	(1.68)
SPX Index	Call	03/16/2018	2,725	(4.21)
SPX Index	Call	03/16/2018	2,750	(2.60)
SPX Index	Call	04/20/2018	2,750	(1.38)
SPX Index	Call	03/16/2018	2,780	(1.30)
SPX Index	Call	06/15/2018	2,825	(1.71)
SPX Index	Call	04/20/2018	2,850	(1.31)
SPX Index	Call	06/15/2018	2,850	(1.51)
SPX Index	Call	06/15/2018	2,900	(1.31)

(q)	Notional value is denominated in U.S. Dollars unless otherwise noted.

Open Over-The-Counter Total Return Swap Agreements(r)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
UBS	Pay	MSCI World Energy Sector Total Return Index	3 Month LIBOR + 0.385%	Monthly	1,894	September-2018	$638,135	$—	$(25,195)	$(25,195)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI World Energy Sector Total Return Index	3 Month HIBOR – 0.34%	Monthly	4,349	January-2019	1,562,131	—	(38,520)	(38,520)
UBS	Receive	MSCI World Energy Sector Total Return Index	3 Month LIBOR – 0.385%	Monthly	12,627	September-2018	4,255,498	—	168,013	168,013
Total—Over-The-Counter Total Return Swap Agreements—Equity Risk								$—	$104,298	$104,298

(r)	The Fund receives or pay payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty		Deliver		Receive
02/09/2018	Barclays Bank PLC	EUR	2,055,344	SEK	20,158,000	$ 6,407
02/09/2018	Barclays Bank PLC	USD	613,533	EUR	516,350	27,855
02/09/2018	Barclays Bank PLC	USD	735,849	KRW	809,599,696	22,047
02/09/2018	Deutsche Bank Securities Inc.	KRW	314,685,000	USD	295,696	1,108
02/09/2018	Deutsche Bank Securities Inc.	USD	55,345	EUR	46,324	2,197
02/09/2018	Deutsche Bank Securities Inc.	USD	9,030,664	GBP	6,889,477	754,132
02/09/2018	Deutsche Bank Securities Inc.	USD	416,041	KRW	445,164,000	693
02/09/2018	Goldman Sachs International	EUR	2,162,701	SEK	21,159,000	151
02/09/2018	Goldman Sachs International	KRW	6,058,438,000	USD	5,686,538	15,017
02/09/2018	Goldman Sachs International	USD	2,642,284	CLP	1,666,700,000	128,684
02/09/2018	Goldman Sachs International	USD	943,422	CNY	6,293,853	56,322
02/09/2018	Goldman Sachs International	USD	440,796	EUR	370,299	19,175
02/09/2018	Goldman Sachs International	USD	8,523,799	GBP	6,259,215	365,866
02/09/2018	Goldman Sachs International	USD	5,832,008	INR	380,678,507	146,573
02/09/2018	Goldman Sachs International	USD	963,949	RUB	57,441,001	56,726
02/09/2018	Morgan Stanley & Co. LLC	USD	1,106,964	JPY	123,077,000	20,913
02/09/2018	Standard Chartered Bank PLC	USD	55,916	EUR	47,003	2,469
02/27/2018	State Street Bank & Trust Co.	BRL	503,000	USD	157,635	276
02/27/2018	State Street Bank & Trust Co.	HKD	51,997,732	USD	6,656,464	5,484
02/27/2018	State Street Bank & Trust Co.	IDR	1,883,838,000	USD	141,019	320
02/27/2018	State Street Bank & Trust Co.	USD	5,686	CAD	7,000	6
02/27/2018	State Street Bank & Trust Co.	USD	527,557	CHF	491,000	1,025
02/27/2018	State Street Bank & Trust Co.	USD	2,784,819	GBP	1,967,000	10,597
02/27/2018	State Street Bank & Trust Co.	USD	319,383	KRW	341,889,761	390
02/27/2018	State Street Bank & Trust Co.	USD	223,672	SEK	1,763,000	419
03/07/2018	Barclays Bank PLC	EUR	4,168,611	SEK	41,317,000	68,278
03/07/2018	Barclays Bank PLC	USD	6,542,413	MXN	124,367,999	103,295
03/07/2018	Deutsche Bank Securities Inc.	USD	857,840	AUD	1,118,000	42,982
03/07/2018	Deutsche Bank Securities Inc.	USD	902,922	CNY	5,964,700	41,863
03/07/2018	Deutsche Bank Securities Inc.	USD	176,279	EUR	147,948	7,793
03/07/2018	Deutsche Bank Securities Inc.	USD	303,060	NZD	435,000	17,364
03/07/2018	Deutsche Bank Securities Inc.	USD	1,620,561	RUB	96,266,186	84,508
03/07/2018	Goldman Sachs International	USD	2,930,961	BRL	9,569,000	60,108
03/07/2018	Goldman Sachs International	USD	1,231,902	CLP	804,900,000	105,812
03/07/2018	Goldman Sachs International	USD	845,247	GBP	627,877	47,361
03/07/2018	Goldman Sachs International	USD	3,529,905	INR	229,669,707	63,697
03/07/2018	Morgan Stanley & Co. LLC	USD	8,743	BRL	29,000	321
03/07/2018	Morgan Stanley & Co. LLC	USD	169,338	CAD	217,800	7,796
03/07/2018	Morgan Stanley & Co. LLC	USD	193,701	KRW	207,115,000	11
03/07/2018	Morgan Stanley & Co. LLC	USD	56,191	TWD	1,661,000	1,001
03/07/2018	State Street Bank and Trust Co.	USD	44,050	CHF	43,000	2,272
03/07/2018	State Street Bank and Trust Co.	USD	226,292	GBP	168,000	12,542
03/07/2018	UBS	JPY	59,473,838	CHF	518,100	12,370
03/14/2018	Goldman Sachs International	EUR	1,000,000	USD	1,245,420	600
04/11/2018	Royal Bank of Scotland Securities Inc.	ARS	1,123,000	USD	55,622	471
04/12/2018	Barclays Bank PLC	EUR	4,212,481	SEK	41,317,000	14,248
04/12/2018	Deutsche Bank Securities Inc.	USD	3,138,316	CLP	1,907,500,000	30,690
04/12/2018	Deutsche Bank Securities Inc.	USD	1,276,306	RUB	73,867,499	25,992
04/12/2018	Goldman Sachs International	USD	281,055	CAD	348,300	2,340
04/12/2018	Goldman Sachs International	USD	27,558	MXN	542,000	1,227
04/12/2018	Goldman Sachs International	USD	80,602	MXN	1,586,000	3,629
04/16/2018	Goldman Sachs International	EUR	264,725	GBP	233,000	1,498
04/16/2018	Goldman Sachs International	EUR	804,000	USD	1,003,692	528
10/12/2018	Deutsche Bank Securities Inc.	USD	3,126,383	CLP	1,907,500,000	35,327
Subtotal - Appreciation						2,440,776

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts – (continued)
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty		Deliver		Receive
02/09/2018	Barclays Bank PLC	AUD	4,253,000	USD	3,229,601	$ (197,405)
02/09/2018	Barclays Bank PLC	CNY	6,293,853	USD	948,541	(51,204)
02/09/2018	Barclays Bank PLC	EUR	1,671,664	USD	1,957,703	(118,767)
02/09/2018	Barclays Bank PLC	JPY	11,399,000	USD	101,319	(3,141)
02/09/2018	Deutsche Bank Securities Inc.	BRL	500,000	USD	151,185	(5,530)
02/09/2018	Deutsche Bank Securities Inc.	CHF	2,959,467	JPY	342,886,806	(39,666)
02/09/2018	Deutsche Bank Securities Inc.	GBP	13,148,692	EUR	14,798,353	(292,574)
02/09/2018	Deutsche Bank Securities Inc.	MXN	17,243,000	USD	890,927	(34,223)
02/09/2018	Deutsche Bank Securities Inc.	NZD	583,333	USD	417,970	(11,842)
02/09/2018	Goldman Sachs International	AUD	1,190,667	USD	913,014	(46,408)
02/09/2018	Goldman Sachs International	CAD	3,014,650	USD	2,352,393	(98,749)
02/09/2018	Goldman Sachs International	CNY	40,651,331	USD	6,093,465	(363,781)
02/09/2018	Goldman Sachs International	EUR	2,013,000	USD	2,466,891	(33,572)
02/09/2018	Goldman Sachs International	NZD	1,081,000	USD	746,780	(49,725)
02/09/2018	J.P. Morgan Chase Bank, N.A.	KRW	585,044,696	USD	540,892	(6,790)
02/09/2018	Morgan Stanley & Co. LLC	JPY	410,388,000	USD	3,724,263	(36,531)
02/09/2018	State Street Bank & Trust Co.	EUR	14,809,204	USD	17,859,663	(535,702)
02/27/2018	State Street Bank & Trust Co.	AUD	575,646	USD	461,485	(2,345)
02/27/2018	State Street Bank & Trust Co.	CAD	451,000	USD	364,842	(1,917)
02/27/2018	State Street Bank & Trust Co.	CHF	4,086,913	USD	4,263,312	(136,414)
02/27/2018	State Street Bank & Trust Co.	CNY	18,274,976	USD	2,847,150	(49,603)
02/27/2018	State Street Bank & Trust Co.	DKK	3,616,671	USD	596,871	(7,488)
02/27/2018	State Street Bank & Trust Co.	EUR	12,454,656	USD	15,306,818	(180,208)
02/27/2018	State Street Bank & Trust Co.	GBP	18,171,046	USD	25,302,499	(521,414)
02/27/2018	State Street Bank & Trust Co.	INR	31,630,000	USD	493,556	(1,853)
02/27/2018	State Street Bank & Trust Co.	JPY	111,082,161	USD	1,006,294	(12,545)
02/27/2018	State Street Bank & Trust Co.	KRW	2,340,262,643	USD	2,186,289	(2,585)
02/27/2018	State Street Bank & Trust Co.	MXN	1,251,000	USD	66,904	(33)
02/27/2018	State Street Bank & Trust Co.	NOK	9,394,071	USD	1,197,247	(22,121)
02/27/2018	State Street Bank & Trust Co.	SEK	7,126,934	USD	890,772	(15,115)
02/27/2018	State Street Bank & Trust Co.	SGD	435,518	USD	330,499	(1,702)
02/27/2018	State Street Bank & Trust Co.	TWD	20,200,602	USD	692,209	(2,828)
02/27/2018	State Street Bank & Trust Co.	USD	65,998	DKK	394,000	(159)
02/27/2018	State Street Bank & Trust Co.	USD	2,025,477	EUR	1,628,000	(1,104)
02/27/2018	State Street Bank & Trust Co.	USD	157,281	HKD	1,229,000	(81)
02/27/2018	State Street Bank & Trust Co.	USD	149,195	JPY	16,230,000	(334)
02/27/2018	State Street Bank & Trust Co.	USD	114,797	NOK	883,000	(182)
02/27/2018	State Street Bank & Trust Co.	USD	20,629	SGD	27,000	(35)
02/27/2018	State Street Bank & Trust Co.	USD	45,867	TWD	1,333,000	(2)
02/28/2018	Citigroup Global Markets Inc.	CAD	80,000	USD	62,680	(2,378)
03/07/2018	Barclays Bank PLC	CAD	3,014,650	USD	2,387,261	(64,518)
03/07/2018	Deutsche Bank Securities Inc.	CHF	2,959,467	JPY	343,059,934	(40,044)
03/07/2018	Deutsche Bank Securities Inc.	CLP	461,900,000	USD	742,425	(25,235)
03/07/2018	Deutsche Bank Securities Inc.	EUR	1,900,860	USD	2,264,048	(100,930)
03/07/2018	Deutsche Bank Securities Inc.	INR	67,238,000	USD	1,042,126	(9,935)
03/07/2018	Deutsche Bank Securities Inc.	MXN	4,139,000	USD	212,082	(9,089)
03/07/2018	Deutsche Bank Securities Inc.	NZD	2,000,000	USD	1,432,536	(40,676)
03/07/2018	Goldman Sachs International	AUD	3,863,667	USD	2,951,301	(161,827)
03/07/2018	Goldman Sachs International	CNY	39,876,562	USD	6,001,710	(314,577)
03/07/2018	Goldman Sachs International	EUR	2,013,000	USD	2,470,736	(33,762)
03/07/2018	Goldman Sachs International	GBP	627,877	USD	872,391	(20,216)
03/07/2018	Goldman Sachs International	JPY	90,311,684	USD	806,527	(22,209)
03/07/2018	Goldman Sachs International	KRW	2,191,762,862	USD	2,017,737	(32,190)
03/07/2018	Morgan Stanley & Co. LLC	BRL	609,000	USD	183,500	(6,861)
03/07/2018	Morgan Stanley & Co. LLC	MXN	2,943,000	USD	150,954	(6,308)
03/07/2018	Morgan Stanley & Co. LLC	RUB	20,690,299	USD	348,491	(17,977)
03/07/2018	State Street Bank and Trust Co.	BRL	29,000	USD	9,063	(1)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts – (continued)
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
03/07/2018	State Street Bank and Trust Co.	CHF	43,000	USD	44,881	$ (1,441)
03/07/2018	State Street Bank and Trust Co.	GBP	168,000	USD	233,846	(4,988)
03/07/2018	State Street Bank and Trust Co.	KRW	207,115,000	USD	193,517	(195)
03/07/2018	State Street Bank and Trust Co.	TWD	1,661,000	USD	56,956	(236)
03/14/2018	Goldman Sachs International	GBP	2,500,000	USD	3,550,683	(4,507)
04/11/2018	Royal Bank of Scotland Securities Inc.	USD	56,319	ARS	1,123,000	(1,168)
04/12/2018	Deutsche Bank Securities Inc.	AUD	3,605,667	USD	2,830,514	(74,639)
04/12/2018	Deutsche Bank Securities Inc.	CHF	2,959,467	JPY	343,277,455	(40,407)
04/12/2018	Deutsche Bank Securities Inc.	NZD	1,614,667	USD	1,156,144	(32,885)
04/12/2018	Goldman Sachs International	BRL	168,000	USD	51,293	(1,017)
04/12/2018	Goldman Sachs International	EUR	3,388,703	USD	4,142,065	(84,985)
04/12/2018	Goldman Sachs International	MXN	832,000	USD	42,304	(1,883)
04/12/2018	Goldman Sachs International	USD	2,843,398	INR	182,040,007	(6,340)
04/16/2018	Goldman Sachs International	GBP	2,690,000	USD	3,825,939	(4,706)
Subtotal - Depreciation						(4,053,808)
Total Forward Foreign Currency Contracts - Currency Risk						$ (1,613,032)

Abbreviations:
ARS	—	Argentine Peso	INR	—	Indian Rupee
AUD	—	Australian Dollar	JPY	—	Japanese Yen
BBSW	—	Australian Bank Bill Swap Rate	KRW	—	South Korean Won
BRL	—	Brazilian Real	LIBOR	—	London Interbank Offered Rate
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CDOR	—	Canadian Dealer Offered Rate	NOK	—	Norwegian Krone
CHF	—	Swiss Franc	NSA	—	Non-Seasonally Adjusted
CLP	—	Chilean Peso	NZD	—	New Zealand Dollar
CNY	—	Chinese Yuan	RPI	—	Retail Price Index
CPI	—	Consumer Price Index	RUB	—	Russian Ruble
DKK	—	Danish Krone	SEK	—	Swedish Krona
EUR	—	Euro	SGD	—	Singapore Dollar
GBP	—	British Pound Sterling	STIBOR	—	Stockholm Interbank Offered Rate
HIBOR	—	Hong Kong Interbank Offered Rate	TIIE	—	Interbank Equilibrium Interest Rate
HICP	—	Harmonised Index of Consumer Prices	TWD	—	New Taiwan Dollar
HKD	—	Hong Kong Dollar	USD	—	U.S. Dollar
IDR	—	Indonesian Rupiah

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) will seek to gain exposure to the commodity market primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer

Invesco Global Targeted Returns Fund

A.	Security Valuations – (continued)

specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

Invesco Global Targeted Returns Fund

F.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

G.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

H.	Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

Invesco Global Targeted Returns Fund

I.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the

Invesco Global Targeted Returns Fund

I.	Swap Agreements – (continued)

swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

J.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco Global Targeted Returns Fund

K.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Global Targeted Returns Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $7,323,621 and from Level 2 to Level 1 of $7,279,218, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$40,743,225	$13,611,908	$—	$54,355,133
Non-U.S. Dollar Denominated Bonds	—	16,161,130	—	16,161,130
U.S. Dollar Denominated Bonds & Notes	—	14,309,342	—	14,309,342
U.S. Treasury Securities	—	837,726	—	837,726
Preferred Stocks	—	10,225	—	10,225
Money Market Funds	35,885,034	—	—	35,885,034
Options Purchased	—	14,580,904	—	14,580,904
Total Investments in Securities	76,628,259	59,511,235	—	136,139,494
Other Investments – Assets*
Forward Foreign Currency Contracts	—	2,440,776	—	2,440,776
Futures Contracts	230,863	—	—	230,863
Swap Agreements	—	5,435,989	—	5,435,989
	230,863	7,876,765	—	8,107,628
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(4,053,808)	—	(4,053,808)
Futures Contracts	(1,162,110)	—	—	(1,162,110)
Options Written	—	(9,443,334)	—	(9,443,334)
Swap Agreements	—	(6,209,386)	—	(6,209,386)
	(1,162,110)	(19,706,528)	—	(20,868,638)
Total Other Investments	(931,247)	(11,829,763)	—	(12,761,010)
Total Investments	$75,697,012	$47,681,472	$—	$123,378,484
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

Invesco Global Targeted Returns Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$—	$—	$183,123	$47,740	$230,863
Unrealized appreciation on swap agreements—Centrally Cleared	—	25,135	—	—	3,921,961	3,947,096
Unrealized appreciation on swap agreements—OTC	55,272	—	—	1,005,136	428,485	1,488,893
Options purchased, at value—OTC(a)	—	—	4,026,258	10,554,646	—	14,580,904
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	2,440,776	—	—	2,440,776
Total Derivative Assets	55,272	25,135	6,467,034	11,742,905	4,398,186	22,688,532
Derivatives not subject to master netting agreements	—	(25,135)	—	(183,123)	(3,969,701)	(4,177,959)
Total Derivative Assets subject to master netting agreements	$55,272	$—	$6,467,034	$11,559,782	$428,485	$18,510,573
	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$—	$—	$—	$(1,144,170)	$(17,940)	$(1,162,110)
Unrealized depreciation on swap agreements—Centrally Cleared	—	(559,217)	—	—	(3,614,519)	(4,173,736)
Unrealized depreciation on swap agreements—OTC	(135,593)	—	—	(1,079,256)	(820,801)	(2,035,650)
Options written, at value—OTC	—	—	(4,058,463)	(5,384,871)	—	(9,443,334)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(4,053,808)	—	—	(4,053,808)
Total Derivative Liabilities	(135,593)	(559,217)	(8,112,271)	(7,608,297)	(4,453,260)	(20,868,638)
Derivatives not subject to master netting agreements	—	559,217	—	1,144,170	3,632,459	5,335,846
Total Derivative Liabilities subject to master netting agreements	$(135,593)	$—	$(8,112,271)	$(6,464,127)	$(820,801)	$(15,532,792)

(a) Options	purchased, at value as reported in the Consolidated Schedule of Investments.

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(3,989,545)	$—	$—	$(3,989,545)
Futures contracts	—	—	—	(2,313,688)	(59,396)	(2,373,084)
Options purchased(a)	—	—	(1,160,354)	(2,456,222)	—	(3,616,576)
Options written	—	—	(92,108)	(478,519)	—	(570,627)
Swap agreements	(377,699)	(54,173)	—	(1,027,193)	160,773	(1,298,292)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	(860,262)	—	—	(860,262)
Futures contracts	—	—	—	623,808	284,021	907,829
Options purchased(a)	—	—	1,205,616	6,863,987	—	8,069,603
Options written	—	—	(463,441)	(1,216,332)	—	(1,679,773)
Swap agreements	(58,082)	(171,235)	—	429,613	(24,340)	175,956
Total	$(435,781)	$(225,408)	$(5,360,094)	$425,454	$361,058	$(5,234,771)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swap Agreements
Average notional value	$285,977,081	$97,379,280	$151,879,358	$35,672,908	$134,487,836	$783,796,659
Average contracts	—	—	6,660	1,557	—	—

Invesco Global Targeted Returns Fund

Invesco Greater China Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	CHI-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.29%(b)

Apparel Retail–2.17%

Pou Sheng International (Holdings) Ltd. (Hong Kong)	9,261,000	$2,320,400

Auto Parts & Equipment–5.91%

HUAYU Automotive Systems Co., Ltd. -Class A	966,004	4,067,515
Minth Group Ltd.	396,000	2,237,517
		6,305,032

Automobile Manufacturers–0.57%

Jiangling Motors Corp., Ltd.-Class B	311,100	609,976

Commodity Chemicals–4.01%

Formosa Chemicals & Fibre Corp. (Taiwan)	532,000	1,989,911
Formosa Plastics Corp. (Taiwan)	646,000	2,294,396
		4,284,307

Construction Materials–0.21%

Asia Cement China Holdings Corp.	558,500	227,752

Diversified Banks–0.41%

BOC Hong Kong (Holdings) Ltd.	86,500	441,273

Electrical Components & Equipment–3.78%

Voltronic Power Technology Corp. (Taiwan)	59,150	1,049,399
Zhuzhou CRRC Times Electric Co., Ltd. -Class H	539,900	2,988,478
		4,037,877

Electronic Components–3.83%

Chin-Poon Industrial Co., Ltd. (Taiwan)	647,000	1,203,370
Largan Precision Co., Ltd. (Taiwan)	21,000	2,886,140
		4,089,510

Electronic Equipment & Instruments–0.61%

Flytech Technology Co., Ltd. (Taiwan)	220,000	651,522

Electronic Manufacturing Services–4.59%

FIH Mobile Ltd.	877,000	261,219
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,465,000	4,635,153
		4,896,372

Food Retail–2.56%

President Chain Store Corp. (Taiwan)	276,000	2,732,439

Footwear–1.21%

Stella International Holdings Ltd.	886,000	1,288,917

Gas Utilities–2.58%

ENN Energy Holdings Ltd.	131,000	1,008,541

	Shares	Value

Gas Utilities–(continued)

Towngas China Co. Ltd.	2,082,000	$1,745,957
		2,754,498

Health Care Equipment–1.80%

MicroPort Scientific Corp.	1,832,000	1,916,206

Health Care Supplies–1.90%

Shandong Weigao Group Medical Polymer Co. Ltd.-Class H	2,744,000	2,031,008

Home Entertainment Software–1.63%

Changyou.com Ltd.-ADR (c)	56,500	1,738,505

Hotels, Resorts & Cruise Lines–1.66%

China International Travel Service Corp Ltd.-Class A	90,100	734,691
Shanghai Jinjiang International Hotels Development Co., Ltd.-Class B	381,578	1,033,945
		1,768,636

Hypermarkets & Super Centers–3.20%

Sun Art Retail Group Ltd. (Hong Kong)	2,515,000	3,414,376

Industrial Conglomerates–2.68%

Beijing Enterprises Holdings Ltd.	338,000	2,072,456
CK Hutchison Holdings Ltd. (Hong Kong)	58,500	789,712
		2,862,168

Industrial Machinery–1.50%

CIMC Enric Holdings Ltd. (c)	1,454,000	1,602,214

Internet & Direct Marketing Retail–5.60%

Ctrip.com International, Ltd. -ADR(c)	48,360	2,262,281
Vipshop Holdings Ltd. -ADR(c)	225,000	3,719,250
		5,981,531

Internet Software & Services–17.40%

Alibaba Group Holding Ltd. -ADR(c)	40,189	8,210,211
Autohome Inc.-ADR	21,800	1,815,504
PChome Online Inc. (Taiwan)	159,305	885,605
Tencent Holdings Ltd.	129,200	7,656,932
		18,568,252

Leisure Products–1.59%

Goodbaby International Holdings Ltd.	2,750,000	1,694,449

Marine Ports & Services–3.35%

China Merchants Port Holdings Co. Ltd.	916,000	2,421,185
Qingdao Port International Co., Ltd. -Class H -REGS(d)	1,562,000	1,150,144
		3,571,329

Packaged Foods & Meats–1.55%

Qinqin Foodstuffs Group (Cayman) Co. Ltd. (c)	55,600	15,708

See accompanying notes which are an integral part of this schedule.

Invesco Greater China Fund

	Shares	Value

Packaged Foods & Meats–(continued)

Uni-President China Holdings Ltd.	1,783,000	$1,634,253
		1,649,961

Personal Products–2.08%

Hengan International Group Co. Ltd.	232,500	2,225,315

Pharmaceuticals–0.22%

Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.-Class H	477,000	234,001

Research & Consulting Services–1.39%

Centre Testing International Group Co., Ltd.-Class A	2,244,795	1,481,348

Restaurants–1.79%

Ajisen (China) Holdings Ltd. (Hong Kong)	2,540,000	1,227,367
Café de Coral Holdings Ltd. (Hong Kong)	100,000	264,618
Xiabuxiabu Catering Management China Holdings Co. Ltd.-REGS (d)	217,000	413,159
		1,905,144

Semiconductor Equipment–0.25%

ASM Pacific Technology Ltd. (Hong Kong)	19,800	270,324

Semiconductors–5.82%

MediaTek Inc. (Taiwan)	148,000	1,518,548
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	536,000	4,697,400
		6,215,948

Steel–5.02%

Angang Steel Co. Ltd.-Class H	1,696,000	1,842,390
Baoshan Iron & Steel Co., Ltd.-Class A	2,208,209	3,511,914
		5,354,304

Tires & Rubber–0.73%

Cheng Shin Rubber Industry Co., Ltd. (Taiwan)	447,000	779,232

Wireless Telecommunication Services–5.69%

China Mobile Ltd.	518,000	5,462,102
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	521,500	607,326
		6,069,428
Total Common Stocks & Other Equity Interests (Cost $84,582,916)		105,973,554

	Shares	Value

Money Market Funds–0.91%

Invesco Government & Agency Portfolio –Institutional Class, 1.24% (e)	340,673	$340,673
Invesco Liquid Assets Portfolio –Institutional Class, 1.48% (e)	243,300	243,348
Invesco Treasury Portfolio –Institutional Class, 1.22% (e)	389,340	389,340
Total Money Market Funds (Cost $973,361)		973,361
TOTAL INVESTMENTS IN SECURITIES–100.20% (Cost $85,556,277)		106,946,915
OTHER ASSETS LESS LIABILITIES–(0.20)%		(216,619)
NET ASSETS–100.00%		$106,730,296

Investment Abbreviations:

ADR	—	American Depositary Receipt
REGS	—	Regulation S

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.

(c)	Non-income producing security.

(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $1,563,303, which represented 1.46% of the Fund’s Net Assets.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Greater China Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Greater China Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Greater China Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $15,687,952 and from Level 2 to Level 1 of $27,194,046, due to foreign fair value adjustments.

Invesco Greater China Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$78,083,691	$27,889,863	$—	$105,973,554
Money Market Funds	973,361	—	—	973,361
Total Investments	$79,057,052	$27,889,863	$—	$106,946,915

Invesco Greater China Fund

Invesco Long/Short Equity Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	LSE-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–94.56%

Aerospace & Defense–1.65%

Spirit AeroSystems Holdings, Inc. -Class A	13,400	$1,371,624

Aluminum–1.63%

Alcoa Corp.	26,200	1,362,924

Apparel Retail–1.79%

Gap, Inc. (The)	44,850	1,490,814

Apparel, Accessories & Luxury Goods–3.21%

Michael Kors Holdings Ltd.	19,550	1,290,300
Ralph Lauren Corp. (b)	12,150	1,388,866
		2,679,166

Application Software–3.06%

ANSYS, Inc.	6,650	1,074,972
Cadence Design Systems, Inc.	33,000	1,480,380
		2,555,352

Auto Parts & Equipment–3.03%

BorgWarner, Inc.	25,300	1,423,378
Lear Corp. (b)	5,700	1,100,898
		2,524,276

Biotechnology–3.35%

United Therapeutics Corp. (b)	9,300	1,199,700
Vertex Pharmaceuticals Inc.	9,550	1,593,608
		2,793,308

Building Products–1.77%

Owens Corning	15,900	1,478,223

Cable & Satellite–0.27%

Liberty Global PLC -Class C (United Kingdom) (b)	6,300	225,288

Commodity Chemicals–1.60%

Westlake Chemical Corp.	11,850	1,334,310

Communications Equipment–3.00%

F5 Networks, Inc. (b)	9,250	1,336,995
Juniper Networks, Inc.	44,550	1,164,983
		2,501,978

Computer & Electronics Retail–0.00%

Best Buy Co., Inc.	50	3,653

Construction Machinery & Heavy Trucks–2.76%

Allison Transmission Holdings, Inc.	34,200	1,513,008
Cummins Inc.	4,200	789,600
		2,302,608

Consumer Finance–1.83%

Ally Financial Inc.	51,350	1,528,690

Copper–0.11%

Freeport-McMoRan Inc.	4,700	91,650

Data Processing & Outsourced Services–0.72%

Total System Services, Inc. (b)	6,800	604,248

	Shares	Value

Department Stores–3.53%

Kohl’s Corp.	24,850	$1,609,534
Macy’s, Inc.	51,400	1,333,830
		2,943,364

Diversified Metals & Mining–1.98%

Teck Resources Ltd. -Class B (Canada)	56,850	1,651,493

Electric Utilities–1.22%

Entergy Corp.	12,920	1,016,675

Electrical Components & Equipment–1.44%

AMETEK, Inc. (b)	15,700	1,197,910

Fertilizers & Agricultural Chemicals–1.54%

CF Industries Holdings, Inc.	30,300	1,285,932

Gold–0.25%

Newmont Mining Corp.	5,150	208,627

Home Entertainment Software–1.53%

Take-Two Interactive Software, Inc.	10,100	1,279,367

Homebuilding–3.38%

NVR, Inc.	440	1,398,395
Toll Brothers, Inc.	30,450	1,418,361
		2,816,756

Human Resource & Employment Services–1.80%

ManpowerGroup Inc.	11,400	1,497,846

Independent Power Producers & Energy Traders–1.63%

NRG Energy, Inc.	52,250	1,359,023

Internet & Direct Marketing Retail–3.06%

Liberty Interactive Corp. QVC Group - Class A	48,250	1,355,342
Liberty Ventures -Series A	20,250	1,193,333
		2,548,675

Internet Software & Services–2.95%

IAC/InterActiveCorp. (b)	6,800	985,796
VeriSign, Inc. (b)	12,850	1,476,722
		2,462,518

IT Consulting & Other Services–0.06%

Teradata Corp.	1,200	48,600

Life & Health Insurance–4.15%

Lincoln National Corp.	16,350	1,353,780
Principal Financial Group, Inc.	14,650	990,340
Unum Group (b)	21,050	1,119,649
		3,463,769

Managed Health Care–1.68%

WellCare Health Plans Inc.	6,650	1,399,027

Oil & Gas Exploration & Production–5.37%

ConocoPhillips	14,500	852,745
Devon Energy Corp. (b)	10,650	440,591
Marathon Oil Corp. (b)	90,250	1,641,647
Murphy Oil Corp. (b)	48,050	1,542,405
		4,477,388

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Oil & Gas Refining & Marketing–1.75%

HollyFrontier Corp.	30,450	$1,460,382

Oil & Gas Storage & Transportation–1.22%

Williams Cos., Inc. (The)	32,300	1,013,897

Packaged Foods & Meats–1.23%

Conagra Brands, Inc.	10,600	402,800
Pilgrim’s Pride Corp.	22,350	620,660
		1,023,460

Pharmaceuticals–1.42%

Perrigo Co. PLC	13,050	1,182,591

Property & Casualty Insurance–1.45%

CNA Financial Corp.	3,150	170,604
FNF Group	26,650	1,038,817
		1,209,421

Real Estate Services–1.52%

Jones Lang LaSalle Inc.	8,100	1,266,435

Regional Banks–3.71%

Citizens Financial Group, Inc. (b)	34,950	1,604,205
Comerica Inc.	14,950	1,423,539
East West BanCorp., Inc.	950	62,614
		3,090,358

Residential REITs–1.38%

Equity LifeStyle Properties, Inc. (b)	13,300	1,148,056

Semiconductor Equipment–3.12%

KLA-Tencor Corp.	12,500	1,372,500
Teradyne, Inc.	26,750	1,226,220
		2,598,720

Semiconductors–1.51%

ON Semiconductor Corp.	50,750	1,255,555

	Shares	Value

Specialized Consumer Services–1.48%

H&R Block, Inc. (b)	46,550	$1,235,437

Specialized REITs–3.28%

American Tower Corp.	7,200	1,063,440
Extra Space Storage Inc.	15,150	1,264,722
Four Corners Property Trust, Inc.	17,150	404,740
		2,732,902

Systems Software–0.60%

Red Hat, Inc. (b)	3,800	499,244

Technology Hardware, Storage & Peripherals–3.47%

HP, Inc. (b)	66,900	1,560,108
Xerox Corp.	39,150	1,336,189
		2,896,297

Trading Companies & Distributors–1.64%

United Rentals, Inc.	7,550	1,367,381

Wireless Telecommunication Services–0.43%

Rogers Communications, Inc. -Class B (Canada)	7,400	361,120
Total Common Stocks & Other Equity Interests (Cost $63,475,291)		78,846,338

Money Market Funds–3.75%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (c)	1,094,948	1,094,948
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (c)	781,937	782,094
Invesco Treasury Portfolio – Institutional Class, 1.22% (c)	1,251,370	1,251,370
Total Money Market Funds (Cost $3,128,347)		3,128,412
TOTAL INVESTMENTS IN SECURITIES–98.31% (Cost $66,603,638)		81,974,750
OTHER ASSETS LESS LIABILITIES–1.69%		1,411,879
NET ASSETS–100.00%		$83,386,629

Investment Abbreviations:

REIT	—	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

	Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Dates	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value		Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities - Long	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	$83,916,233	$—	$(754,114)	(2)	$(754,114)	(2)	$83,142,925
Equity Securities - Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(84,710,128)	—	1,195,823	(3)	1,195,823	(3)	(83,467,095)
Total Return Swap Agreements – Equity Risk						$—	$441,709		$441,709		$(324,170)
(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $19,194 of dividends receivable and financing fees related to the reference entities.
(3)	Amount includes $(47,210) of dividends payable and financing fees related to the reference entities.

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of January 31, 2018.

	Shares	Value	Percentage of Reference Entities

Equity Securities - Long

Aerospace & Defense

Boeing Co. (The)	4,940	$1,750,588	1.99
Spirit AeroSystems Holdings, Inc.-Class A(b)	3,350	342,906	0.40
		2,093,494

Application Software

Adobe Systems, Inc.	6,350	1,268,476	1.50

Asset Management & Custody Banks

Ameriprise Financial Inc.	8,600	1,450,820	1.82

Auto Parts & Equipment

Lear Corp.	2,650	511,821	0.60
Magna International, Inc. (Canada)	21,650	1,237,298	1.50
		1,749,119

Biotechnology

AbbVie, Inc.	13,800	1,548,636	1.74
Alexion Pharmaceuticals, Inc.	10,450	1,246,894	1.54
Amgen, Inc.	7,150	1,330,257	1.64
Biogen, Inc.(b)	4,140	1,439,933	1.72
Gilead Sciences, Inc.	16,900	1,416,220	1.64
Regeneron Pharmaceuticals, Inc.	2,400	879,960	1.07
		7,861,900

Cable & Satellite

Liberty Global PLC (United Kingdom)-Class C	30,950	1,106,772	1.31

Casinos & Gaming

Las Vegas Sands Corp.	16,900	1,310,088	1.56

Commodity Chemicals

LyondellBasell Industries N.V.-Class A	11,150	1,336,216	1.58

Communications Equipment

Juniper Networks, Inc.	700	18,305	0.02

Computer & Electronics Retail

Best Buy Co., Inc.	21,800	1,592,708	2.03

Construction Machinery & Heavy Trucks

Cummins, Inc.	3,150	592,200	0.71

Copper

Freeport-McMoRan, Inc.	81,800	1,595,100	1.95

Data Processing & Outsourced Services

Total System Services, Inc.	7,550	670,893	0.79

Department Stores

Macy’s Inc.	1,850	48,008	0.06

Diversified Banks

Bank of America Corp.	51,600	1,651,200	1.96
Bank of Montreal (Canada)	14,050	1,156,456	1.41
Bank of Nova Scotia (The) (Canada)	3,300	219,417	0.26
Canadian Imperial Bank of Commerce (Canada)	12,200	1,208,044	1.43
Citigroup Inc.	19,500	1,530,360	1.83
Toronto-Dominion Bank (The) (Canada)	20,300	1,234,443	1.44
		6,999,920

	Shares	Value	Percentage of Reference Entities

Electric Utilities

Entergy Corp.	180	$14,164	0.02
Exelon Corp.	31,550	1,214,991	1.43
FirstEnergy Corp.	35,650	1,172,885	1.38
Fortis, Inc. (Canada)	2,550	90,117	0.11
		2,492,157

Fertilizers & Agricultural Chemicals

FMC Corp.	13,250	1,210,122	1.42

General Merchandise Stores

Target Corp.	20,000	1,504,400	1.87

Gold

Newmont Mining Corp.	28,600	1,158,586	1.35

Health Care Equipment

Baxter International, Inc.	22,350	1,609,870	1.87

Health Care Supplies

Align Technology, Inc.	4,850	1,270,700	1.54

Home Entertainment Software

Take-Two Interactive Software, Inc.	50	6,333	0.01

Hotels, Resorts & Cruise Lines

Hilton Worldwide Holdings, Inc.	17,700	1,516,005	1.81
Royal Caribbean Cruises Ltd.	9,250	1,235,337	1.42
		2,751,342

Hypermarkets & Super Centers

Wal-Mart Stores, Inc.	15,400	1,641,640	1.94

Industrial REITs

Prologis, Inc.	17,900	1,165,469	1.35

Integrated Oil & Gas

Chevron Corp.	9,700	1,215,895	1.49
Occidental Petroleum Corp.	16,550	1,240,753	1.51
Suncor Energy, Inc. (Canada)	32,700	1,185,375	1.45
		3,642,023

Internet Software & Services

eBay, Inc.	30,000	1,217,400	1.41
IAC/InterActiveCorp.	4,200	608,874	0.71
Twitter, Inc.	52,600	1,357,606	1.57
		3,183,880

IT Consulting & Other Services

Teradata Corp.(b)	9,700	392,850	0.45

Life & Health Insurance

Aflac, Inc.	15,450	1,362,690	1.61
Lincoln National Corp.	300	24,840	0.03
Principal Financial Group, Inc.	1,500	101,400	0.13
		1,488,930

Managed Health Care

Anthem, Inc.	6,200	1,536,670	1.85
Centene Corp.	11,550	1,238,622	1.54
Cigna Corp.	6,750	1,406,363	1.78
UnitedHealth Group, Inc.	5,150	1,219,417	1.52
		5,401,072

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities

Oil & Gas Equipment & Services

Halliburton Co.	28,850	$1,549,245	1.94

Oil & Gas Exploration & Production

Canadian Natural Resources Ltd. (Canada)	36,650	1,251,598	1.58
ConocoPhillips	11,500	676,315	0.83
Devon Energy Corp.	26,150	1,081,826	1.40
		3,009,739

Oil & Gas Refining & Marketing

Marathon Petroleum Corp.	18,200	1,260,714	1.59
Valero Energy Corp.	17,050	1,636,288	2.01
		2,897,002

Oil & Gas Storage & Transportation

Williams Cos, Inc. (The)	6,600	207,174	0.26

Packaged Foods & Meats

Conagra Brands, Inc.	23,500	893,000	1.06
Pilgrim’s Pride Corp.	13,000	361,010	0.48
		1,254,010

Personal Products

Estee Lauder Cos, Inc. (The)	9,050	1,221,388	1.45

Property & Casualty Insurance

Allstate Corp. (The)	10,850	1,071,654	1.35
CNA Financial Corp.	10,050	544,308	0.65
Progressive Corp. (The)	23,650	1,279,465	1.64
		2,895,427

Regional Banks

Citizens Financial Group, Inc.	650	29,835	0.04
Comerica, Inc.	1,200	114,264	0.14
Fifth Third BanCorp	38,750	1,282,625	1.51
SunTrust Banks, Inc.	17,850	1,261,995	1.51
		2,688,719

	Shares	Value	Percentage of Reference Entities

Residential REITs

Equity Residential	16,750	$1,031,968	1.22

Semiconductor Equipment

KLA-Tencor Corp.	250	27,450	0.03
Lam Research Corp.	7,050	1,350,216	1.76
		1,377,666

Semiconductors

Micron Technology, Inc.	31,450	1,374,994	1.61

Specialized REITs

American Tower Corp.	1,650	243,705	0.27
SBA Communications Corp.	7,600	1,326,200	1.51
		1,569,905

Systems Software

Red Hat, Inc.	5,350	702,883	0.82

Technology Hardware, Storage & Peripherals

HP, Inc.	1,450	33,814	0.04
NetApp, Inc.	20,150	1,239,225	1.51
Western Digital Corp.	13,850	1,232,373	1.42
		2,505,412

Wireless Telecommunication Services

Rogers Communications Inc. (Canada)	5,000	244,000	0.30
Total Equity Securities - Long		$83,142,925

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities

Equity Securities - Short

Advertising

Interpublic Group of Cos, Inc. (The)	(55,150)	$(1,207,234)	(1.43)

Airport Services

Macquarie Infrastructure Corp.	(19,000)	(1,260,650)	(1.51)

Apparel, Accessories & Luxury Goods

Under Armour, Inc.-Class A	(10,650)	(147,609)	(0.18)
Under Armour, Inc.-Class C	(85,100)	(1,093,535)	(1.33)
		(1,241,144)

Application Software

Autodesk Inc.	(10,800)	(1,248,696)	(1.49)
Splunk Inc.	(13,500)	(1,246,995)	(1.46)
Tyler Technologies, Inc.	(6,050)	(1,219,136)	(1.41)
Ultimate Software Group Inc. (The)	(5,450)	(1,269,251)	(1.46)
		(4,984,078)

Asset Management & Custody Banks

Brookfield Asset Management Inc.-Class A	(25,800)	(1,080,246)	(1.29)

Automobile Manufacturers

Tesla, Inc.	(3,720)	(1,318,033)	(1.54)

Automotive Retail

Advance Auto Parts, Inc.	(10,300)	(1,204,997)	(1.44)
CarMax, Inc.	(17,600)	(1,256,112)	(1.50)
O’Reilly Automotive Inc.	(4,600)	(1,217,574)	(1.48)
		(3,678,683)

Biotechnology

Seattle Genetics Inc.	(17,550)	(917,865)	(1.17)
TESARO, Inc.	(18,400)	(1,241,264)	(1.48)
		(2,159,129)

Brewers

Molson Coors Brewing Co.-Class B	(12,500)	(1,050,250)	(1.24)

Building Products

Johnson Controls International plc	(30,750)	(1,203,247)	(1.42)

Cable & Satellite

Liberty Broadband Corp.-Class C	(13,100)	(1,251,705)	(1.46)

Construction Machinery & Heavy Trucks

Wabtec Corp./DE	(15,500)	(1,256,120)	(1.51)

Construction Materials

Martin Marietta Materials, Inc.	(5,300)	(1,209,301)	(1.42)
Vulcan Materials Co.	(9,000)	(1,218,600)	(1.41)
		(2,427,901)

Distributors

Genuine Parts Co.	(11,450)	(1,191,601)	(1.41)

Financial Exchanges & Data

FactSet Research Systems Inc.	(5,100)	(1,023,519)	(1.20)
MarketAxess Holdings Inc.	(6,550)	(1,285,176)	(1.55)
		(2,308,695)

Footwear

NIKE Inc.-Class B	(18,750)	(1,279,125)	(1.47)

	Shares	Value	Percentage of Reference Entities

Health Care Distributors

Henry Schein Inc.	(16,050)	$(1,214,664)	(1.45)

Health Care Equipment

Boston Scientific Corp.	(44,850)	(1,254,006)	(1.50)
DexCom, Inc.	(21,950)	(1,277,490)	(1.44)
		(2,531,496)

Health Care REITs

Omega Healthcare Investors Inc.	(40,000)	(1,081,600)	(1.27)

Health Care Services

Envision Healthcare Corp.	(34,900)	(1,256,051)	(1.52)

Health Care Supplies

DENTSPLY SIRONA Inc.	(20,300)	(1,234,443)	(1.46)

Home Furnishings

Leggett & Platt, Inc.	(26,650)	(1,239,492)	(1.51)

Housewares & Specialties

Newell Brands Inc.	(50,350)	(1,331,254)	(1.78)

Industrial Conglomerates

Carlisle Cos Inc.	(1,950)	(222,709)	(0.27)
General Electric Co.	(79,050)	(1,278,238)	(1.51)
		(1,500,947)

Industrial Machinery

Flowserve Corp.	(27,950)	(1,266,694)	(1.45)
Middleby Corp. (The)	(9,400)	(1,280,844)	(1.54)
Snap-on Inc.	(7,000)	(1,199,170)	(1.51)
		(3,746,708)

Internet & Direct Marketing Retail

Amazon.com, Inc.	(905)	(1,313,055)	(1.42)
TripAdvisor, Inc.	(32,200)	(1,116,374)	(1.41)
		(2,429,429)

Investment Banking & Brokerage

Charles Schwab Corp. (The)	(22,000)	(1,173,480)	(1.44)

IT Consulting & Other Services

Gartner Inc.	(8,950)	(1,241,723)	(1.46)

Metal & Glass Containers

Ball Corp.	(25,650)	(981,882)	(1.14)

Movies & Entertainment

Liberty Media Corp.	(7,800)	(184,080)	(0.22)

Oil & Gas Equipment & Services

Core Laboratories NV	(10,600)	(1,211,580)	(1.49)

Oil & Gas Exploration & Production

Diamondback Energy Inc.	(9,800)	(1,229,900)	(1.53)
Hess Corp.	(23,750)	(1,199,612)	(1.50)
Parsley Energy Inc.-Class A	(44,400)	(1,047,840)	(1.53)
		(3,477,352)

Oil & Gas Storage & Transportation

Cheniere Energy, Inc.	(21,100)	(1,193,416)	(1.38)
Pembina Pipeline Corp.	(16,300)	(555,993)	(0.68)
Targa Resources Corp.	(25,500)	(1,224,000)	(1.53)
		(2,973,409)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities

Personal Products

Coty Inc.-Class A	(63,050)	$(1,236,410)	(1.55)

Property & Casualty Insurance

Axis Capital Holdings Ltd.	(25,250)	(1,275,882)	(1.54)
Cincinnati Financial Corp.	(14,050)	(1,080,445)	(1.26)
Markel Corp.	(955)	(1,096,044)	(1.26)
XL Group Ltd.	(34,750)	(1,280,190)	(1.48)
		(4,732,561)

Real Estate Development

Howard Hughes Corp. (The)	(8,500)	(1,070,660)	(1.28)

Regional Banks

First Republic Bank	(14,000)	(1,253,700)	(1.50)
PacWest Bancorp	(20,650)	(1,082,680)	(1.31)
Signature Bank/New York NY	(8,150)	(1,255,100)	(1.52)
		(3,591,480)

Reinsurance

Alleghany Corp.	(2,040)	(1,280,508)	(1.46)
Renaissance Holdings Ltd.	(9,850)	(1,252,329)	(1.49)
		(2,532,837)

Research & Consulting Services

IHS Markit Ltd.	(23,500)	(1,121,655)	(1.34)

Residential REITs

American Campus Communities Inc.	(32,450)	(1,248,027)	(1.49)
Mid-America Apartment Communities Inc.	(3,400)	(324,258)	(0.38)
		(1,572,285)

	Shares	Value	Percentage of Reference Entities

Restaurants

Chipotle Mexican Grill, Inc.	(3,860)	$(1,253,574)	(1.50)
Starbucks Corp.	(22,000)	(1,249,820)	(1.58)
		(2,503,394)

Retail REITs

Macerich Co. (The)	(17,200)	(1,110,604)	(1.34)

Semiconductors

Advanced Micro Devices Inc.	(98,500)	(1,353,390)	(1.47)

Specialty Chemicals

Ecolab Inc.	(8,100)	(1,115,208)	(1.34)

Specialty Stores

Dicks Sporting Goods Inc.	(35,700)	(1,123,122)	(1.45)
Ulta Beauty Inc.	(5,600)	(1,243,760)	(1.55)
		(2,366,882)

Thrifts & Mortgage Finance

New York Community Bancorp Inc.	(84,000)	(1,189,440)	(1.39)

Trucking

AMERCO	(720)	(262,858)	(0.32)
Total Equity Securities - Short		$(83,467,095)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco Long/Short Equity Fund

A.	Security Valuations– (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and

Invesco Long/Short Equity Fund

D.	Swap Agreements– (continued)

Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

E.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$78,846,338	$—	$—	$78,846,338
Money Market Funds	3,128,412	—	—	3,128,412
Total Investments in Securities	81,974,750	—	—	81,974,750
Other Investments – Assets*
Swap Agreements	—	1,195,823	—	1,195,823
Other Investments – Liabilities*
Swap Agreements	—	(754,114)	—	(754,114)
Total Other Investments	—	441,709	—	441,709
Total Investments	$81,974,750	$441,709	$—	$82,416,459
*	Unrealized appreciation (depreciation).

Invesco Long/Short Equity Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements—OTC	$1,195,823
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$1,195,823

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements—OTC	$(754,114)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(754,114)

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Swap agreements	$ 14,784
Change in Net Unrealized Appreciation:
Swap agreements	132,461
Total	$147,245

  The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$156,919,137

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund
Quarterly Schedule of Portfolio Holdings January 31, 2018

invesco.com/us	LVEM-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.41%

Brazil–6.70%

Braskem S.A. -Preference Shares -ADR	45,700	$708,404
Ecorodovias Infraestrutura e Logistica S.A.	156,900	560,656
Estacio Participacoes S.A.	29,600	325,484
MRV Engenharia e Participacoes S.A.	53,000	251,906
Qualicorp S.A.	47,300	453,932
Smiles Fidelidade S.A.	22,800	587,614
Transmissora Alianca de Energia Eletrica S.A. (a)	71,000	448,831
		3,336,827

Chile–0.83%

Embotelladora Andina S.A. -Preference Shares -Class B	23,201	113,592
Enel Américas S.A. -ADR	7,426	87,478
Enel Generación Chile S.A.	220,605	210,859
		411,929

China–8.98%

China Shenhua Energy Co. Ltd. -Class H	274,500	854,457
Chongqing Rural Commercial Bank Co., Ltd. -Class H	925,000	839,980
Guangzhou Automobile Group Co., Ltd. - Class H	240,000	543,656
Jiangsu Expressway Co. Ltd. -Class H	134,000	206,975
Kingboard Chemical Holdings Ltd.	103,000	566,838
Longfor Properties Co. Ltd.	204,000	666,300
Yantai Changyu Pioneer Wine Co. Ltd. - Class B	64,900	172,981
Yuzhou Properties Co. Ltd.	845,000	623,254
		4,474,441

Colombia–0.25%

Cemex Latam Holdings S.A. (b)	31,898	123,048

Hong Kong–0.34%

Kingboard Laminates Holdings Ltd.	96,000	169,110

India–12.70%

Bharat Electronics Ltd.	90,072	239,885
DCM Shriram Ltd.	12,964	116,780
Hero MotoCorp Ltd.	9,468	550,146
InterGlobe Aviation Ltd. -REGS (c)	34,444	658,113
KEC International Ltd.	94,406	521,933
NHPC Ltd.	660,346	305,833
NMDC Ltd.	289,228	638,155
Power Finance Corp. Ltd.	265,111	486,966
Rural Electrification Corp. Ltd.	208,383	509,590
Sun TV Network Ltd.	39,856	642,084

	Shares	Value

India–(continued)

Tata Global Beverages Ltd.	76,950	$351,728
Tata Steel Ltd.	54,124	600,645
Tata Steel Ltd. –Rts. expiring 03/31/2018 (b)	4,329	6,131
Tata Steel Ltd. –Rts. expiring 03/31/2018 (b)	8,659	26,561
Vedanta Ltd.	126,484	675,223
		6,329,773

Malaysia–7.28%

AirAsia Bhd.	756,000	802,832
Kuala Lumpur Kepong Bhd.	114,800	741,275
Petronas Dagangan Bhd.	31,300	197,668
PPB Group Bhd.	45,300	202,193
Public Bank Bhd.	110,500	622,458
Telekom Malaysia Bhd.	116,900	184,413
Tenaga Nasional Bhd.	120,100	485,550
Top Glove Corp. Bhd.	166,800	393,003
		3,629,392

Mexico–5.36%

Coca-Cola FEMSA, S.A.B. de C.V. -Series L	60,300	461,571
Gruma, S.A.B. de C.V. -Class B	15,260	182,473
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	106,800	543,858
Industrias Bachoco, S.A.B. de C.V. -Series B	36,100	185,888
Industrias Peñoles, S.A.B. de C.V.	7,010	162,441
Megacable Holdings S.A.B. de C.V. - Series CPO(d)	90,200	413,335
Wal-Mart de México, S.A.B. de C.V. -Series V	288,900	722,700
		2,672,266

Philippines–0.34%

Aboitiz Equity Ventures Inc.	114,090	170,317

Poland–1.60%

Powszechny Zaklad Ubezpieczen S.A.	45,554	622,874
Tauron Polska Energia S.A. (b)	192,724	174,565
		797,439

Qatar–0.34%

Qatar Islamic Bank (S.A.Q)	6,376	171,149

Russia–6.47%

Alrosa PJSC	395,466	573,336
Inter RAO UES PJSC	10,032,000	676,347
LUKOIL PJSC -ADR	11,302	744,237
Magnitogorsk Iron & Steel Works PJSC	783,800	635,928
Novolipetsk Steel PSJC -GDR -REGS (c)	17,448	457,138
Unipro PJSC	3,070,000	138,165
		3,225,151

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

	Shares	Value

South Africa–10.83%

AECI Ltd.	17,036	$148,108
African Rainbow Minerals Ltd.	45,685	493,579
Astral Foods Ltd.	19,277	385,621
AVI Ltd.	69,594	631,295
Barclays Africa Group Ltd.	41,468	630,377
Bidvest Group Ltd. (The)	23,931	504,960
Kumba Iron Ore Ltd.	8,952	271,352
Liberty Holdings Ltd.	55,324	612,428
Mondi Ltd.	18,236	486,935
Nedbank Group Ltd.	18,481	411,831
Reunert Ltd.	54,452	343,097
Super Group Ltd. (b)	68,235	258,311
Tsogo Sun Holdings Ltd.	98,915	215,477
		5,393,371

South Korea–19.14%

Chong Kun Dang Pharmaceutical Corp. (b)	4,232	581,570
Daewon Pharmaceutical Co., Ltd. (b)	7,978	168,489
Grand Korea Leisure Co., Ltd.	23,036	656,939
Hankook Tire Co. Ltd. (b)	5,033	252,180
Hanwha Corp. (b)	16,405	722,880
HITEJINRO Co., Ltd. (b)	29,177	627,034
Hyundai Development Co.	13,904	576,865
Korea United Pharm., Inc. (b)	8,850	278,905
KT&G Corp.	6,280	625,229
Kwang Dong Pharmaceutical Co., Ltd. (b)	14,396	134,421
LG Corp. (b)	7,361	614,250
Lotte Chemical Corp. (b)	315	123,905
Lotte Himart Co., Ltd. (b)	10,330	744,940
LS Industrial Systems Co., Ltd.	7,012	453,747
Samjin Pharmaceutical Co., Ltd. (b)	3,993	150,146
Samsung Electronics Co., Ltd.	267	625,731
Samyang Corp. (b)	1,631	156,570
SK Hynix Inc.	9,756	673,175
SL Corp. (b)	8,141	206,241
Woori Bank	43,423	685,252

	Shares	Value

South Korea–(continued)

Yuhan Corp. (b)	2,178	$476,041
		9,534,510

Taiwan–4.22%

Chunghwa Telecom Co., Ltd.	150,000	558,491
General Interface Solution Holding Ltd.	29,000	215,950
Powertech Technology Inc.	192,000	624,605
St. Shine Optical Co., Ltd.	19,000	609,879
Syncmold Enterprise Corp.	42,000	91,376
		2,100,301

Thailand–6.40%

Airports of Thailand PCL	267,700	597,464
Intouch Holdings PCL	172,222	316,059
Krung Thai Bank PCL	1,138,500	726,733
Mega Lifesciences PCL	305,400	453,246
Ratchaburi Electricity Generating Holding PCL	133,300	232,930
Thai Oil PCL	226,900	742,284
Thai Vegetable Oil PCL	108,500	117,739
		3,186,455

Turkey–3.67%

BIM Birlesik Magazalar A.S.	32,071	641,523
Soda Sanayii A.S.	381,007	515,189
Tekfen Holding A.S.	155,564	671,630
		1,828,342

United Arab Emirates–1.96%

Air Arabia PJSC	489,452	173,234
Aldar Properties PJSC	876,734	546,105
DAMAC Properties Dubai Co. PJSC	284,236	259,241
		978,580
TOTAL INVESTMENTS IN SECURITIES–97.41% (Cost $37,863,936)		48,532,401
OTHER ASSETS LESS LIABILITIES–2.59%		1,291,233
NET ASSETS–100.00%		$49,823,634

Investment Abbreviations:

ADR	—American Depositary Receipt
CPO	—Certificates of Ordinary Participation
GDR	—Global Depositary Receipt
REGS	—Regulation S
Rts.	—Rights

Notes to Schedule of Investments:

(a)	Each unit represents two preferred shares and one common shares.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $1,115,251, which represented 2.24% of the Fund’s Net Assets.
(d)	Each CPO represents two Series A shares.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

Open Futures Contracts — Equity Risk (a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	13	March–2018	$ 817,570	$ (5,945)	$ (5,945)
(a)	Futures contracts collateralized by $29,250 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Low Volatility Emerging Markets Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Low Volatility Emerging Markets Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Low Volatility Emerging Markets Fund

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $7,419,008 and from Level 2 to Level 1 of $4,471,295, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$3,336,827	$—	$—	$3,336,827
Chile	411,929	—	—	411,929
China	2,804,232	1,670,209	—	4,474,441
Colombia	123,048	—	—	123,048
Hong Kong	169,110	—	—	169,110
India	4,503,759	1,826,014	—	6,329,773
Malaysia	1,184,913	2,444,479	—	3,629,392
Mexico	2,672,266	—	—	2,672,266
Philippines	—	170,317	—	170,317
Poland	797,439	—	—	797,439
Qatar	171,149	—	—	171,149
Russia	1,201,375	2,023,776	—	3,225,151
South Africa	5,177,894	215,477	—	5,393,371
South Korea	5,193,078	4,341,432	—	9,534,510
Taiwan	1,490,422	609,879	—	2,100,301
Thailand	2,588,991	597,464	—	3,186,455
Turkey	1,828,342	—	—	1,828,342
United Arab Emirates	432,475	546,105	—	978,580
Total Investments in Securities	34,087,249	14,445,152	—	48,532,401
Other Investments – Liabilities*
Futures Contracts	(5,945)	—	—	(5,945)
Total Investments	$34,081,304	$14,445,152	$—	$48,526,456
*	Unrealized appreciation (depreciation).

Invesco Low Volatility Emerging Markets Fund

Invesco Macro Allocation Strategy Fund
Quarterly Schedule of Portfolio Holdings January 31, 2018

invesco.com/us	MAS-QTR-1 03/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–30.21%

U.S. Treasury Bills–12.27%(a)(b)
U.S. Treasury Bills	1.11%	02/08/2018	$2,710,000	$2,709,365
U.S. Treasury Bills	1.12%	02/08/2018	2,120,000	2,119,504
U.S. Treasury Bills	1.56%	07/05/2018	635,000	630,753
				5,459,622

U.S. Treasury Notes–17.94%(c)

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.19%)	1.63%	04/30/2018	2,380,000	2,381,470
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)	1.61%	07/31/2018	2,500,000	2,502,749
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	1.44%	01/31/2020	3,100,000	3,100,000
				7,984,219
Total U.S. Treasury Securities (Cost $13,439,731)				13,443,841

			Shares

Money Market Funds–70.06%(d)

Invesco Government & Agency Portfolio–Institutional Class, 1.24%			12,226,206	12,226,206
Invesco Liquid Assets Portfolio–Institutional Class, 1.48%			5,497,631	5,498,730
Invesco Treasury Portfolio–Institutional Class, 1.22%			8,797,950	8,797,950
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 1.50%			4,656,284	4,656,284
Total Money Market Funds (Cost $31,179,118)				31,179,170
TOTAL INVESTMENTS IN SECURITIES–100.27% (Cost $44,618,849)				44,623,011
OTHER ASSETS LESS LIABILITIES–(0.27)%				(118,878)
NET ASSETS–100.00%				$44,504,133

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	18	September-2018	$1,207,980	$ 46,223	$ 46,223
Cotton No. 2	24	March-2018	927,360	71,271	71,271
Gas Oil	14	June-2018	844,200	71,350	71,350
Gasoline Reformulated Blendstock Oxygenate Blending	20	March-2018	1,590,708	25,482	25,482
Heating Oil	15	April-2018	1,294,461	197,784	197,784
Lean Hogs	10	April-2018	289,000	(9,201)	(9,201)
Silver	12	March-2018	1,034,460	3,479	3,479
Soybean Oil	14	July-2018	281,232	(2,406)	(2,406)
Soybeans	3	July-2018	152,438	(780)	(780)
Wheat	14	July-2018	335,300	12,901	12,901
WTI Crude	18	July-2018	1,143,540	69,806	69,806
Subtotal—Commodity Risk				485,909	485,909
Dow Jones EURO STOXX 50 Index	86	March-2018	3,843,684	20,233	20,233
E-Mini Russell 2000 Index	31	March-2018	2,442,800	89,011	89,011
E-Mini S&P 500 Index	24	March-2018	3,390,960	233,145	233,145
FTSE 100 Index	43	March-2018	4,558,708	29,781	29,781
Hang Seng Index	18	February-2018	3,778,744	(16,161)	(16,161)
Tokyo Stock Price Index	29	March-2018	4,886,461	165,599	165,599
Subtotal—Equity Risk				521,608	521,608
Australia 10 Year Bonds	26	March-2018	2,673,154	(52,350)	(52,350)
Long Gilt	15	March-2018	2,601,216	(51,625)	(51,625)
Subtotal—Interest Rate Risk				(103,975)	(103,975)
Subtotal—Long Futures Contracts				903,542	903,542

Short Futures Contracts
Cocoa	15	May-2018	(303,000)	(15,902)	(15,902)
Coffee	4	March-2018	(182,775)	11,780	11,780
Corn	6	July-2018	(113,175)	(914)	(914)
Subtotal—Commodity Risk				(5,036)	(5,036)
Canada 10 Year Bonds	22	March-2018	(2,365,089)	37,254	37,254
U.S. Treasury Long Bonds	1	March-2018	(147,813)	3,690	3,690
Subtotal—Interest Rate Risk				40,944	40,944
Subtotal—Short Futures Contracts				35,908	35,908
Total Futures Contracts				$939,450	$939,450

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(e)
Counterparty	Pay/ Receive	Reference Entity(f)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	2,700	October-2018	$ 1,552,618	$—	$7,551	$7,551
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30	Monthly	400	March-2018	395,148	—	18,362	18,362
CIBC World Markets Corp.	Receive	CIBC Silver Index	0.11	Monthly	3,280	February-2018	315,580	—	5,116	5,116
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	4,880	October-2018	527,553	—	2,447	2,447
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	6,470	June-2018	1,101,248	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	10,000	November-2018	439,499	—	0	0
Morgan Stanley & Co. LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	220	April-2018	33,032	—	366	366
Morgan Stanley & Co. LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	10,590	October-2018	1,251,627	—	10,993	10,993

Subtotal—Appreciation								—	44,835	44,835
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	1,850	January-2019	245,827	—	(2,327)	(2,327)
Goldman Sachs International	Receive	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.37	Monthly	1,840	March-2018	389,611	—	(37,990)	(37,990)
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	8,400	October-2018	368,490	—	(4,056)	(4,056)
Goldman Sachs International	Pay	Enhanced Strategy AB44 on the S&P GSCI Corn Excess Return Index	0.15	Monthly	1,000	December-2018	(24,511)	—	(910)	(910)
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	1,820	April-2018	464,109	—	(2,868)	(2,868)

Subtotal—Depreciation								—	(48,151)	(48,151)

Total – Over-The-Counter Total Return Swap Agreements - Commodity Risk								$—	$(3,316)	$(3,316)

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2018.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

(e)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

(f)	The table below includes additional information regarding the underlying components of certain reference entities that are not publically available.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Barclays Commodity Strategy 1452 Excess Return Index

	Long Futures Contracts

	Copper	100.00%

Barclays Soybean Meal S2 Nearby Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

CIBC Silver Index

	Long Futures Contracts

	Silver	100.00%

S&P GSCI Gold Index Excess Return

	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100.00%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

MS Soybean Oil Dynamic Roll Index

	Long Futures Contracts

	Soybean Oil	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

	Long Futures Contracts

	Aluminum	100.00%

Barclays Live Cattle Roll Yield Excess Return Index

	Long Futures Contracts

	Live Cattle	100.00%

Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index

	Long Futures Contracts

	Sugar	100.00%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Reference Entity Components (Continued)

Reference Entity	Underlying Components	Percentage

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index

	Long Futures Contracts

	Cotton No.2	100.00%

Enhanced Strategy AB44 on the S&P GSCI Corn Excess Return Index

	Long Futures Contracts

	Corn	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Macro Allocation Strategy Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Invesco Macro Allocation Strategy Fund

D.	Structured Securities – (continued)

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and

Invesco Macro Allocation Strategy Fund

G.	Futures Contracts – (continued)

the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

J.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Macro Allocation Strategy Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$13,443,841	$—	$13,443,841
Money Market Funds	31,179,170	—	—	31,179,170
Total Investments in Securities	31,179,170	13,443,841	—	44,623,011
Other Investments – Assets*
Futures Contracts	1,088,789	—	—	1,088,789
Swap Agreements	—	44,835	—	44,835
	1,088,789	44,835	—	1,133,624
Other Investments – Liabilities*
Futures Contracts	(149,339)	—	—	(149,339)
Swap Agreements	—	(48,151)	—	(48,151)
	(149,339)	(48,151)	—	(197,490)
Total Other Investments	939,450	(3,316)	—	936,134
Total Investments	$32,118,620	$13,440,525	$—	$45,559,325
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Invesco Macro Allocation Strategy Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

Derivative Assets	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$510,076	$537,769	$40,944	$1,088,789
Unrealized appreciation on swap agreements—OTC	44,835	—	—	44,835
Total Derivative Assets	554,911	537,769	40,944	1,133,624
Derivatives not subject to master netting agreements	(510,076)	(537,769)	(40,944)	(1,088,789)
Total Derivative Assets subject to master netting agreements	$44,835	$—	$—	$44,835

Derivative Liabilities	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$(29,203)	$(16,161)	$(103,975)	$(149,339)
Unrealized depreciation on swap agreements—OTC	(48,151)	—	—	(48,151)
Total Derivative Liabilities	(77,354)	(16,161)	(103,975)	(197,490)
Derivatives not subject to master netting agreements	29,203	16,161	103,975	149,339
Total Derivative Liabilities subject to master netting agreements	$(48,151)	$—	$—	$(48,151)

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$640,630	$1,706,550	$(33,496)	$2,313,684
Swap agreements	78,682	—	—	78,682
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	91,323	(487,370)	(26,080)	(422,127)
Swap agreements	25,596	—	—	25,596
Total	$836,231	$1,219,180	$(59,576)	$1,995,835

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$42,626,492	$5,835,522

Invesco Macro Allocation Strategy Fund

Invesco MLP Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	MLP-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2018

(Unaudited)

	Units	Value

Master Limited Partnerships–94.78%

Gathering & Processing MLP–17.14%

Antero Midstream Partners L.P.	10,753	$327,106
DCP Midstream, L.P.	9,282	383,811
Enable Midstream Partners, L.P.	4,660	70,506
EnLink Midstream Partners, L.P.	11,816	206,544
EQT Midstream Partners L.P.	5,376	399,921
Rice Midstream Partners L.P.	13,529	281,403
Western Gas Partners, L.P.	6,102	306,808
		1,976,099

General Partner (MLP)–0.81%

Energy Transfer Equity, L.P.	5,089	93,129

Marine–1.89%

GasLog Partners L.P. (Monaco)	6,911	163,791
Teekay LNG Partners L.P. (Bermuda)	2,767	54,648
		218,439

Midstream Diversified–12.20%

Energy Transfer Partners, L.P.	70,199	1,406,788

Natural Gas Pipelines & Storage–3.79%

Boardwalk Pipeline Partners, L.P.	8,867	111,370
Cheniere Energy Partners, L.P.	3,988	122,511
Spectra Energy Partners, L.P.	2,588	110,611
Tallgrass Energy Partners L.P.	2,117	93,148
		437,640

Pipelines & Midstream Diversified–27.08%

Enbridge Energy Partners, L.P.	25,359	366,691
Enterprise Products Partners L.P.	40,245	1,111,567
Plains All American Pipeline, L.P.	37,755	791,722
Williams Partners L.P.	20,363	853,210
		3,123,190

Refined Products Pipelines & Terminals–30.31%

Andeavor Logistics L.P.	5,317	274,889
Buckeye Partners, L.P.	7,332	395,341
Genesis Energy, L.P.	12,480	287,414
Magellan Midstream Partners, L.P.	13,607	971,404
MPLX L.P.	27,104	1,008,269
NuStar Energy L.P.	6,623	220,678
Phillips 66 Partners L.P.	6,401	336,949
		3,494,944

Refinery Logistics–1.56%

Shell Midstream Partners, L.P.	6,279	179,768
Total Master Limited Partnerships (Cost $10,738,207)		10,929,997

	Shares	Value

Common Stocks–4.63%

Gathering & Processing MLP–1.43%

Targa Resources Corp.	3,437	$164,976

General Partner (C-Corp.)–2.00%

ONEOK, Inc.	2,473	145,561
Williams Cos., Inc. (The)	2,694	84,564
		230,125

Global Infrastructure–1.20%

Cheniere Energy, Inc. (b)	2,442	138,120
Total Common Stocks (Cost $506,301)		533,221

Money Market Funds–0.78%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (c)	31,665	31,665
Invesco Liquid Assets Portfolio –Institutional Class, 1.48% (c)	22,603	22,607
Invesco Treasury Portfolio – Institutional Class, 1.22% (c)	36,189	36,189
Total Money Market Funds (Cost $90,461)		90,461
TOTAL INVESTMENTS IN SECURITIES–100.19% (Cost $11,334,969)		11,553,679
OTHER ASSETS LESS LIABILITIES–(0.19)%		(21,409)
NET ASSETS–100.00%		$11,532,270

Notes to Schedule of Investments:

(a)	Sector classifications used in this report are generally accordingly to the Energy MLP Classification Standard, which was developed by and is the exclusive property and service mark of Alerian.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco MLP Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco MLP Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Master Limited Partnerships - The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

E.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are

Invesco MLP Fund

E.	Return of Capital – (continued)

received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

F.	Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco MLP Fund

As of January 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

Invesco MLP Fund

Invesco Multi-Asset Income Fund
Quarterly Schedule of Portfolio Holdings January 31, 2018

invesco.com/us	MAIN-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–41.42%

Advertising–0.17%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$1,095,000	$1,159,331

Aerospace & Defense–0.39%

Arconic Inc., Sr. Unsec. Global Notes, 5.13%, 10/01/2024	300,000	318,187
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	516,000	523,095
7.50%, 03/15/2025(b)	266,000	277,638
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	245,000	252,656
6.50%, 05/15/2025	1,276,000	1,314,280
		2,685,856

Agricultural & Farm Machinery–0.13%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	830,000	863,200

Air Freight & Logistics–0.03%

XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	200,000	208,950

Airlines–0.07%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	425,000	479,719

Alternative Carriers–0.35%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	835,000	852,694
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	477,000	481,770
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	827,000	813,561
5.38%, 05/01/2025	296,000	297,323
		2,445,348

Aluminum–0.20%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	550,000	600,875
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	731,000	767,550
		1,368,425

	Principal Amount	Value

Apparel Retail–0.31%

Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	$289,000	$309,294
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	481,000	477,392
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	1,146,000	1,213,156
6.75%, 07/01/2036	30,000	30,375
6.88%, 11/01/2035	120,000	123,300
		2,153,517

Asset Management & Custody Banks–0.23%

Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	1,437,000	1,593,274

Auto Parts & Equipment–0.21%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	100,000	105,250
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	520,000	544,700
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	404,000	404,000
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	134,000	140,365
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	250,000	262,187
		1,456,502

Automotive Retail–0.23%

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	177,000	182,752
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	740,000	766,825
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	613,000	628,350
		1,577,927

Broadcasting–0.51%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	86,000	86,108
5.00%, 04/01/2024	565,000	574,887
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	335,000	346,547
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	1,070,000	1,065,987

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Broadcasting–(continued)

Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	$423,000	$449,438
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	492,000	509,525
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	490,000	506,538
		3,539,030

Building Products–0.19%

American Woodmark Corp., Sr. Unsec. Gtd. Notes, 4.88%, 03/15/2026(b)	201,000	201,000
Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	195,000	204,750
James Hardie International Finance DAC (Ireland), Sr. Unsec. Notes, 4.75%, 01/15/2025(b)	200,000	203,516
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	314,000	319,495
6.00%, 10/15/2025(b)	350,000	373,625
		1,302,386

Cable & Satellite–2.46%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	800,000	832,504
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.63%, 02/15/2025(b)	750,000	690,000
7.75%, 05/15/2022(b)	950,000	915,562
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	415,000	425,375
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	510,000	524,025
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,580,000	1,639,250
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	365,000	392,375
Sr. Unsec. Gtd. Notes, 6.63%, 10/15/2025(b)	200,000	214,500
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,450,000	1,639,406
10.88%, 10/15/2025(b)	400,000	477,380
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,977,000	1,881,857
6.75%, 06/01/2021	150,000	157,500
7.88%, 09/01/2019	725,000	773,484

	Principal Amount	Value

Cable & Satellite–(continued)

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 8.00%, 02/15/2024(b)	$175,000	$184,188
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	420,000	330,750
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	1,151,000	1,014,319
7.50%, 04/01/2021	333,000	285,131
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	2,000	2,055
6.00%, 07/15/2024(b)	823,000	862,093
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	500,000	515,000
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	192,376
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	400,000	409,000
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	400,000	410,500
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	800,000	822,248
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	600,000	633,000
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	700,000	696,500
		16,920,378

Casinos & Gaming–0.70%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	628,000	675,100
6.88%, 05/15/2023	220,000	233,475
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	400,000	409,328
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	45,000	49,149
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	649,000	658,735
6.00%, 03/15/2023	230,000	248,975
7.75%, 03/15/2022	188,000	214,555
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	721,000	775,075
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	703,000	771,542

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Casinos & Gaming–(continued)

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	$470,000	$462,950
5.50%, 03/01/2025(b)	334,000	337,966
		4,836,850

Coal & Consumable Fuels–0.07%

SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	463,000	487,308

Commodity Chemicals–0.12%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	356,000	376,470
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	403,000	425,165
		801,635

Communications Equipment–0.38%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	1,290,000	1,363,775
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	836,000	847,495
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	357,000	391,361
		2,602,631

Construction & Engineering–0.06%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	396,000	397,485

Construction Machinery & Heavy Trucks–0.23%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	658,000	695,835
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	368,000	390,080
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	459,000	473,917
		1,559,832

Consumer Finance–0.55%

Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	1,825,000	1,932,219
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	280,000	306,040
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	316,000	321,332
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	230,000	249,907
8.00%, 03/25/2020	705,000	763,832
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Unsec. Sub. Notes, 8.88%(b)(c)	200,000	203,950
		3,777,280

	Principal Amount	Value

Copper–0.25%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	$810,000	$839,869
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	846,000	886,608
		1,726,477

Data Processing & Outsourced Services–0.36%

First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	60,000	61,800
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	2,300,000	2,427,949
		2,489,749

Diversified Banks–0.25%

Bank of America Corp., Series K, Jr. Unsec. Sub. Global Variable Rate Notes, 5.40% (3 mo. USD LIBOR + 3.63%)(c)(d)	173,000	175,540
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	100,000	134,750
JPMorgan Chase & Co., Series I, Jr. Unsec. Sub. Global Notes, 7.90%(c)	235,000	238,525
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	800,000	836,934
6.13%, 12/15/2022	285,000	309,690
		1,695,439

Diversified Chemicals–0.28%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	1,428,000	1,509,967
7.00%, 05/15/2025	70,000	76,825
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	354,000	363,629
		1,950,421

Diversified Metals & Mining–0.17%

HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	437,000	482,885
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	291,000	302,640
Sr. Unsec. Notes, 6.13%, 10/01/2035	330,000	373,313
		1,158,838

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Diversified REITs–0.08%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	$204,000	$208,590
5.38%, 03/15/2027	310,000	323,175
		531,765

Diversified Support Services–0.02%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	125,000	129,688

Electric Utilities–0.30%

NextEra Energy Capital Holdings Inc., Jr. Unsec. Gtd. Sub. Investment Units, 5.00%, 01/15/2073	32,700	767,469
Series K, Jr. Unsec. Gtd. Sub. Investment Units, 5.25%, 06/01/2076	50,000	1,215,000
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	84,000	88,309
		2,070,778

Electrical Components & Equipment–0.23%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	693,000	724,185
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	99,000	103,331
5.00%, 10/01/2025(b)	709,000	739,133
		1,566,649

Electronic Equipment & Instruments–0.06%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	443,000	446,323

Environmental & Facilities Services–0.11%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	112,000	115,920
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	478,000	483,975
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	132,000	134,970
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	50,000	51,875
		786,740

Financial Exchanges & Data–0.09%

MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	500,000	523,000
5.75%, 08/15/2025(b)	100,000	106,500
		629,500

Food Distributors–0.11%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	717,000	751,058

	Principal Amount	Value

Food Retail–0.21%

Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	$587,000	$560,585
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	904,000	920,950
		1,481,535

Gas Utilities–0.36%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	144,000	151,740
5.88%, 08/20/2026	1,025,000	1,066,000
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	230,000	224,250
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	1,072,000	1,061,280
		2,503,270

Health Care Equipment–0.08%

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	495,000	504,900
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	56,000	57,330
5.25%, 06/15/2024	22,000	22,880
		585,110

Health Care Facilities–1.30%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	575,000	603,750
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	450,000	421,875
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	612,000	569,160
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	122,470	87,949
8.00%, 11/15/2019	570,000	535,444
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	540,000	560,925
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	200,000	215,750
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	2,107,000	2,215,848
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/2023	45,000	48,375
7.50%, 02/15/2022	116,000	130,500
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	270,000	276,750
5.88%, 02/15/2026	790,000	828,512

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Health Care Facilities–(continued)

LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	$345,000	$333,788
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	261,000	262,644
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	31,000	32,920
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	100,000	105,188
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	1,516,000	1,500,840
8.13%, 04/01/2022	195,000	201,948
		8,932,166

Health Care Services–0.49%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	210,000	214,788
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	396,000	395,505
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	679,000	693,429
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	182,000	193,603
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	209,000	213,964
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	1,022,000	1,099,927
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	171,000	165,656
8.88%, 04/15/2021(b)	77,000	80,754
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	315,000	295,312
		3,352,938

Home Improvement Retail–0.11%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	771,000	765,218

Homebuilding–0.71%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	494,000	497,705
6.88%, 02/15/2021(b)	245,000	249,900
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	895,000	944,225
8.75%, 03/15/2022	250,000	273,750
Sr. Unsec. Notes, 5.88%, 10/15/2027(b)	72,000	72,000

	Principal Amount	Value

Homebuilding–(continued)

CalAtlantic Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	$50,000	$57,188
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	255,000	268,069
5.38%, 10/01/2022	702,000	746,752
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	223,000	254,499
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	250,000	260,087
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	516,000	558,570
7.15%, 04/15/2020	65,000	70,525
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	569,000	610,252
		4,863,522

Household Products–0.33%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	41,000	42,281
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	1,338,000	1,425,806
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	635,000	671,512
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	106,000	108,518
		2,248,117

Independent Power Producers & Energy Traders–0.39%

AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 06/01/2020	30,000	33,450
Sr. Unsec. Notes, 5.50%, 04/15/2025	1,179,000	1,232,055
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	234,000	231,952
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	260,000	275,314
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	754,000	791,987
6.63%, 01/15/2027	113,000	119,780
		2,684,538

Industrial Machinery–0.22%

Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	439,000	462,047
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	309,000	318,270
Stanley Black & Decker Inc., Jr. Unsec. Sub. Investment Units, 5.75%, 07/25/2052	22,500	564,750

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Industrial Machinery–(continued)

TriMas Corp., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2025(b)	$178,000	$179,224
		1,524,291

Integrated Telecommunication Services–0.82%

Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	502,000	485,685
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.50%, 04/15/2020	344,000	336,690
10.50%, 09/15/2022	955,000	790,262
11.00%, 09/15/2025	519,000	408,713
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	925,000	905,899
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	400,000	395,750
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,715,000	1,862,919
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	47,000	54,285
7.20%, 07/18/2036	320,000	399,875
		5,640,078

Leisure Facilities–0.21%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2027(b)	700,000	731,500
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	689,000	700,196
		1,431,696

Leisure Products–0.14%

Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	204,000	183,345
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	653,000	662,795
Sr. Unsec. Notes, 6.20%, 10/01/2040	113,000	106,503
		952,643

Managed Health Care–0.16%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	237,000	241,740
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	192,000	192,720
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	670,000	701,289
		1,135,749

	Principal Amount	Value

Metal & Glass Containers–0.24%

Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	$600,000	$621,000
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	505,000	536,562
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 5.13%, 07/15/2023	256,000	266,701
6.00%, 10/15/2022	85,000	88,931
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	15,000	15,508
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	133,000	132,252
		1,660,954

Movies & Entertainment–0.19%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	925,000	905,344
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	395,000	422,156
		1,327,500

Multi-Utilities–0.15%

Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Investment Units, 5.25%, 07/30/2076	42,000	1,002,960

Oil & Gas Drilling–0.36%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	27,000	23,279
7.75%, 02/01/2026	756,000	753,637
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	547,000	510,077
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	610,000	597,800
6.50%, 12/15/2021	92,000	94,300
7.75%, 12/15/2023	25,000	26,938
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	505,000	483,538
		2,489,569

Oil & Gas Equipment & Services–0.26%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	510,000	520,200
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	487,000	499,784
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	365,000	315,725
8.25%, 06/15/2023	405,000	429,300
		1,765,009

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–2.05%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	$721,000	$749,840
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	328,000	275,725
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	699,000	728,707
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	425,000	442,000
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	885,000	870,619
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	198,000	154,935
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	611,000	646,133
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	566,000	573,075
6.63%, 05/01/2023	230,000	238,050
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	707,000	760,025
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	647,000	668,836
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	1,030,000	1,089,225
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	483,000	495,075
5.63%, 03/01/2026	338,000	346,815
Sr. Unsec. Notes, 6.88%, 03/01/2021	278,000	301,630
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	1,466,000	1,431,182
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	709,000	739,132
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	345,000	360,094
6.75%, 09/15/2026	225,000	235,688
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	742,000	732,725

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	$1,050,000	$1,081,815
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	628,000	651,550
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	569,000	578,958
		14,151,834

Oil & Gas Refining & Marketing–0.06%

Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	385,000	393,093

Oil & Gas Storage & Transportation–0.77%

Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	729,000	754,530
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	894,000	969,990
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	363,000	364,361
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	537,000	563,850
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	320,000	330,000
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	351,000	354,071
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(b)	535,000	539,013
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	542,000	548,097
5.25%, 05/01/2023	114,000	116,779
Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2024	150,000	160,688
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	591,000	609,469
		5,310,848

Other Diversified Financial Services–0.10%

Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	200,000	208,750
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	390,000	398,896

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Other Diversified Financial Services–(continued)

VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	$101,000	$106,302
		713,948

Packaged Foods & Meats–0.28%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	286,000	287,073
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	590,000	593,687
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	690,000	703,800
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	348,000	362,355
		1,946,915

Paper Packaging–0.12%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	303,000	320,423
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	461,000	480,592
		801,015

Paper Products–0.15%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	515,000	512,425
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	329,000	350,385
7.75%, 12/01/2022	24,000	25,576
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	163,000	165,445
		1,053,831

Pharmaceuticals–0.45%

Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	97,000	97,243
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	157,750
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	450,000	436,205
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	307,000	311,375
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	1,630,000	1,577,106
6.13%, 04/15/2025(b)	100,000	89,895
7.25%, 07/15/2022(b)	155,000	154,031
7.50%, 07/15/2021(b)	250,000	251,562
		3,075,167

	Principal Amount	Value

Publishing–0.10%

Meredith Corp., Sr. Unsec. Notes, 6.88%, 02/01/2026(b)	$706,000	$724,533

Railroads–0.13%

Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	876,000	913,230

Regional Banks–0.20%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	806,000	844,285
5.00%, 08/01/2023	510,000	534,225
		1,378,510

Restaurants–0.46%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	1,539,000	1,548,619
Aramark Services, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2026	165,000	166,444
Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	211,000	218,121
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	374,000	394,102
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	603,000	612,045
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	240,000	238,800
		3,178,131

Security & Alarm Services–0.01%

ADT Corp. (The), Sr. Sec. Gtd. First Lien Global Notes, 6.25%, 10/15/2021	70,000	76,431

Semiconductor Equipment–0.03%

Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	224,000	225,960

Semiconductors–0.20%

Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	442,000	465,758
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	300,000	303,375
4.63%, 06/01/2023(b)	585,000	611,500
		1,380,633

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–16.33%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 7.13%, 07/06/2036	$1,350,000	$1,384,425
7.63%, 04/22/2046	1,250,000	1,324,375
REGS, Sr. Unsec. Euro Notes, 7.13%, 06/28/2117(b)	1,400,000	1,372,700
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 5.63%, 01/07/2041	1,400,000	1,411,900
7.13%, 01/20/2037	1,200,000	1,447,800
8.25%, 01/20/2034	1,025,000	1,332,500
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.13%, 03/27/2025	1,300,000	1,311,700
3.13%, 01/21/2026	1,400,000	1,405,600
3.86%, 06/21/2047	1,200,000	1,206,000
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 5.63%, 02/26/2044	1,100,000	1,257,850
6.13%, 01/18/2041	1,250,000	1,507,500
7.38%, 09/18/2037	1,000,000	1,336,500
Croatia Government International Bond (Croatia), REGS, Sr. Unsec. Euro Notes, 5.50%, 04/04/2023(b)	1,300,000	1,419,024
6.00%, 01/26/2024(b)	1,300,000	1,466,850
6.38%, 03/24/2021(b)	1,100,000	1,201,611
Dominican Republic International Bond (Dominican Republic), REGS, Sr. Unsec. Euro Bonds, 7.45%, 04/30/2044(b)	1,200,000	1,425,000
Sr. Unsec. Euro Notes, 5.95%, 01/25/2027(b)	1,300,000	1,399,125
6.85%, 01/27/2045(b)	1,250,000	1,396,875
El Salvador Government International Bond (El Salvador), REGS, Sr. Unsec. Euro Notes, 7.63%, 02/01/2041(b)	1,500,000	1,653,750
7.65%, 06/15/2035(b)	1,300,000	1,433,250
8.25%, 04/10/2032(b)	1,300,000	1,517,750
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	1,150,000	1,282,376
5.75%, 11/22/2023	1,150,000	1,301,800
7.63%, 03/29/2041	890,000	1,358,536
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Euro Bonds, 6.63%, 02/17/2037(b)	1,100,000	1,384,144
7.75%, 01/17/2038(b)	950,000	1,334,751
8.50%, 10/12/2035(b)	850,000	1,252,946

	Principal Amount	Value

Sovereign Debt–(continued)

Kazakhstan Government International Bond (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/14/2044(b)	$1,350,000	$1,438,380
Sr. Unsec. Medium-Term Euro Notes, 5.13%, 07/21/2025(b)	1,350,000	1,501,875
6.50%, 07/21/2045(b)	1,100,000	1,401,009
Korea International Bond (South Korea), Sr. Unsec. Global Bonds, 2.75%, 01/19/2027	1,370,000	1,328,099
Sr. Unsec. Global Notes, 3.88%, 09/11/2023	1,200,000	1,251,528
4.13%, 06/10/2044	1,000,000	1,120,877
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 7.25%, 03/23/2037(b)	1,300,000	1,260,350
Sr. Unsec. Euro Notes, 6.75%, 11/29/2027(b)	1,250,000	1,226,300
Sr. Unsec. Medium-Term Global Euro Notes, 6.65%, 02/26/2030(b)	1,300,000	1,234,571
Lithuania Government International Bond (Lithuania), REGS, Sr. Unsec. Euro Notes, 6.13%, 03/09/2021(b)	1,600,000	1,756,317
6.63%, 02/01/2022(b)	1,750,000	1,997,730
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.60%, 01/23/2046	1,350,000	1,323,000
5.55%, 01/21/2045	1,270,000	1,427,162
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/2040	1,200,000	1,404,300
Pakistan Government International Bond (Pakistan), REGS, Sr. Unsec. Euro Notes, 8.25%, 04/15/2024(b)	1,800,000	2,004,550
8.25%, 09/30/2025(b)	1,100,000	1,228,588
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	1,200,000	1,249,800
7.13%, 01/29/2026	1,050,000	1,337,175
8.88%, 09/30/2027	950,000	1,368,000
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 4.13%, 08/25/2027	1,270,000	1,360,805
5.63%, 11/18/2050	1,100,000	1,387,100
8.75%, 11/21/2033	850,000	1,340,025
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 6.38%, 10/23/2034	950,000	1,259,419
9.50%, 02/02/2030	825,000	1,284,819
Sr. Unsec. Global Notes, 7.75%, 01/14/2031	900,000	1,264,834

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Qatar Government International Bond (Qatar), REGS, Sr. Unsec. Euro Bonds, 4.63%, 06/02/2046(b)	$1,300,000	$1,317,069
Sr. Unsec. Euro Notes, 5.75%, 01/20/2042(b)	1,025,000	1,199,891
6.40%, 01/20/2040(b)	1,000,000	1,251,190
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/2023	1,250,000	1,252,238
Sr. Unsec. Global Notes, 3.25%, 04/06/2026	1,375,000	1,386,186
4.00%, 01/22/2024	1,220,000	1,282,488
Republic of South Africa Government International Bond (South Africa), Sr. Unsec. Global Bonds, 5.00%, 10/12/2046	1,400,000	1,334,668
5.38%, 07/24/2044	1,350,000	1,351,723
Sr. Unsec. Global Notes, 6.25%, 03/08/2041	1,100,000	1,234,923
Romanian Government International Bond (Romania), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.38%, 08/22/2023(b)	1,270,000	1,343,765
4.88%, 01/22/2024(b)	1,200,000	1,301,924
6.13%, 01/22/2044(b)	1,030,000	1,309,387
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	1,200,000	1,283,232
5.63%, 04/04/2042(b)	1,200,000	1,347,000
5.88%, 09/16/2043(b)	1,200,000	1,389,394
Serbia International Bond (Serbia), REGS, Sr. Unsec. Euro Notes, 7.25%, 09/28/2021(b)	3,400,000	3,851,993
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	3,400,000	3,823,769
Sri Lanka Government International Bond (Sri Lanka), REGS, Sr. Unsec. Euro Bonds, 6.83%, 07/18/2026(b)	1,150,000	1,258,952
6.85%, 11/03/2025(b)	1,350,000	1,479,960
Sr. Unsec. Euro Notes, 6.13%, 06/03/2025(b)	1,350,000	1,424,478
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan), REGS, Sr. Unsec. Euro Bonds, 5.50%, 10/13/2021(b)	900,000	910,769
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 6.88%, 03/17/2036	1,250,000	1,378,836
7.25%, 03/05/2038	1,130,000	1,296,178
8.00%, 02/14/2034	1,120,000	1,364,227

	Principal Amount	Value

Sovereign Debt–(continued)

Ukraine Government International Bond (Ukraine), Sr. Unsec. Notes, 7.75%, 09/01/2025(b)	$1,100,000	$1,187,560
REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2025(b)	200,000	215,920
7.75%, 09/01/2026(b)	1,300,000	1,391,806
7.75%, 09/01/2027(b)	1,400,000	1,498,000
		112,550,777

Specialized Consumer Services–0.18%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	942,000	946,710
Sr. Unsec. Notes, 7.45%, 08/15/2027	254,000	276,860
		1,223,570

Specialized Finance–0.21%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	200,000	219,000
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	70,000	76,213
Sr. Unsec. Notes, 5.00%, 04/01/2023	883,000	927,150
5.50%, 02/15/2022	187,000	199,465
		1,421,828

Specialized REITs–0.64%

Equinix Inc., Sr. Unsec. Notes, 5.75%, 01/01/2025	18,000	19,080
5.88%, 01/15/2026	1,370,000	1,459,050
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	300,000	321,750
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	203,000	212,896
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	115,000	116,006
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	653,000	656,265
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	865,000	872,569
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	79,000	81,074
4.88%, 09/01/2024	676,000	674,310
		4,413,000

Specialty Chemicals–0.53%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	480,000	500,400

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Specialty Chemicals–(continued)

Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	$300,000	$310,500
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	265,000	292,825
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	402,000	452,250
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	735,000	747,862
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	343,000	360,150
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	465,000	498,712
Sr. Unsec. Gtd. Notes, 5.75%, 12/15/2025(b)	83,000	85,698
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	370,000	382,950
		3,631,347

Steel–0.25%

Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2025(b)	407,000	399,877
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	374,000	389,895
5.50%, 10/01/2024	75,000	78,188
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	821,000	866,155
		1,734,115

Systems Software–0.05%

Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(b)	362,000	370,083

Technology Distributors–0.08%

CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	552,000	563,730

Technology Hardware, Storage & Peripherals–0.35%

Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 8.35%, 07/15/2046(b)	180,000	237,014
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	1,535,000	1,677,536
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	439,000	465,449
		2,379,999

Trading Companies & Distributors–0.43%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	576,000	597,600
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.38%, 10/15/2021	200,000	209,000
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	717,000	745,680

	Principal Amount	Value

Trading Companies & Distributors–(continued)

Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	$501,000	$551,726
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	50,000	52,938
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	151,000	158,927
5.88%, 09/15/2026	625,000	671,875
		2,987,746

Trucking–0.06%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	180,000	177,525
6.38%, 04/01/2024(b)	230,000	236,670
		414,195

Wireless Telecommunication Services–0.57%

CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	72,000	72,540
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	235,000	285,574
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	1,304,000	1,389,034
7.88%, 09/15/2023	2,058,000	2,178,908
		3,926,056
Total U.S. Dollar Denominated Bonds & Notes (Cost $283,951,692)		285,437,677

	Shares

Preferred Stocks–22.15%

Alternative Carriers–0.73%

Qwest Corp., 6.13% Pfd.	24,800	478,888
Qwest Corp., 6.50% Pfd.	57,800	1,179,120
Qwest Corp., 6.63% Pfd.	36,800	760,656
Qwest Corp., 6.75% Pfd.	55,200	1,158,096
Qwest Corp., 6.88% Pfd.	26,300	564,661
Qwest Corp., 7.00% Pfd.	12,000	260,160
Qwest Corp., 7.00% Pfd.	21,000	456,540
Qwest Corp., 7.50% Pfd.	6,256	153,022
		5,011,143

Asset Management & Custody Banks–1.07%

Apollo Investment Corp., 6.88% Pfd.	7,400	189,440
Ares Management, L.P., Series A, 7.00% Pfd.	15,300	397,035
Bank of New York Mellon Corp. (The), 5.20% Pfd.	28,100	681,706
Carlyle Group LP (The), Series A, 5.88% Pfd.	21,000	507,150
KKR & Co. L.P., Series A, 6.75% Pfd.	12,400	323,640
KKR & Co. L.P., Series B, 6.50% Pfd.	12,400	320,044
Legg Mason, Inc., 5.45% Pfd.	24,800	589,744
Legg Mason, Inc., 6.38% Pfd.	11,300	295,382

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Asset Management & Custody Banks–(continued)

Northern Trust Corp., Series C, 5.85% Pfd.	21,000	$551,460
OM Asset Management PLC, 5.13% Pfd.	6,600	154,110
Prospect Capital Corp., 6.25% Pfd.	7,400	189,588
State Street Corp., Series C, 5.25% Pfd.	15,800	385,994
State Street Corp., Series D, 5.90% Pfd.	25,600	684,800
State Street Corp., Series E, 6.00% Pfd.	51,200	1,321,472
State Street Corp., Series G, 5.35% Pfd.	29,700	781,110
		7,372,675

Consumer Finance–0.70%

Capital One Financial Corp., Series B, 6.00% Pfd.	26,100	657,720
Capital One Financial Corp., Series C, 6.25% Pfd.	21,000	547,470
Capital One Financial Corp., Series D, 6.70% Pfd.	21,000	556,500
Capital One Financial Corp., Series F, 6.20% Pfd.	24,800	647,032
Capital One Financial Corp., Series G, 5.20% Pfd.	42,000	1,016,820
Capital One Financial Corp., Series H, 6.00% Pfd.	42,000	1,091,160
Navient Corp., 6.00% Pfd.	14,300	318,461
		4,835,163

Diversified Banks–6.98%

Banco Santander S.A. (Spain), 6.50% Pfd.	3,400	86,190
Bank of America Corp., Series 3, 6.38% Pfd.	3,300	84,612
Bank of America Corp., Series I, 6.63% Pfd.	20,451	524,568
Bank of America Corp., Series W, 6.63% Pfd.	120,900	3,180,879
Bank of America Corp., Series Y, 6.50% Pfd.	105,100	2,746,263
Bank of America Corp., Series CC, 6.20% Pfd.	102,500	2,694,725
Bank of America Corp., Series EE, 6.00% Pfd.	99,900	2,582,415
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	40,000	1,049,200
Citigroup Inc., Series J, 7.13% Pfd.	63,100	1,781,944
Citigroup Inc., Series K, 6.88% Pfd.	57,800	1,629,960
Citigroup Inc., Series L, 6.88% Pfd.	29,700	784,971
Citigroup Inc., Series S, 6.30% Pfd.	69,300	1,837,143
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Pfd.	68,000	1,810,160
ING Groep NV (Netherlands), 6.38% Pfd.	30,000	766,800
JPMorgan Chase & Co., Series P, 5.45% Pfd.	18,100	449,061
JPMorgan Chase & Co., Series T, 6.70% Pfd.	14,300	372,658
JPMorgan Chase & Co., Series W, 6.30% Pfd.	19,000	489,630
JPMorgan Chase & Co., Series Y, 6.13% Pfd.	81,700	2,098,873
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	108,900	2,809,620
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	108,900	2,804,175

	Shares	Value

Diversified Banks–(continued)

Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Pfd.	20,100	$516,570
US Bancorp, Series F, 6.50% Pfd.	78,800	2,184,336
Wells Fargo & Co., 5.20% Pfd.	73,600	1,798,784
Wells Fargo & Co., 6.63% Pfd.	37,800	1,062,936
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	581	743,680
Wells Fargo & Co., Series J, 8.00% Pfd.	14,900	383,973
Wells Fargo & Co., Series O, 5.13% Pfd.	68,300	1,665,837
Wells Fargo & Co., Series P, 5.25% Pfd.	25,200	616,140
Wells Fargo & Co., Series Q, 5.85% Pfd.	35,800	948,700
Wells Fargo & Co., Series T, 6.00% Pfd.	57,800	1,485,460
Wells Fargo & Co., Series V, 6.00% Pfd.	40,900	1,064,627
Wells Fargo & Co., Series W, 5.70% Pfd.	40,900	1,030,680
Wells Fargo & Co., Series X, 5.50% Pfd.	102,500	2,536,875
Wells Fargo & Co., Series Y, 5.63% Pfd.	57,800	1,466,958
		48,089,403

Diversified Capital Markets–0.76%

Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Pfd.	84,500	2,149,680
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Pfd.	118,300	3,071,068
		5,220,748

Diversified REITs–0.39%

PS Business Parks, Inc., Series U, 5.75% Pfd.	13,100	328,548
PS Business Parks, Inc., Series W, 5.20% Pfd.	13,100	309,553
PS Business Parks, Inc., Series X, 5.25% Pfd.	10,400	249,080
PS Business Parks, Inc., Series Y, 5.20% Pfd.	10,200	245,820
Spirit Realty Capital Inc., Series A, 6.00% Pfd.	7,800	189,774
VEREIT Inc., Series F, 6.70% Pfd.	52,600	1,327,624
		2,650,399

Electric Utilities–1.32%

Alabama Power Co., Series A, 5.00% Pfd.	11,300	282,952
Duke Energy Corp., 5.13% Pfd.	25,600	635,648
Entergy Arkansas, Inc., 4.88% Pfd.	16,700	397,460
Entergy Arkansas, Inc., 4.90% Pfd.	11,500	274,850
Entergy Louisiana, LLC, 4.88% Pfd.	21,000	501,900
Entergy Louisiana, LLC, 5.25% Pfd.	10,500	251,370
Entergy Mississippi, Inc., 4.90% Pfd.	14,900	355,514
Entergy Texas Inc., 5.63% Pfd.	9,200	233,220

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Electric Utilities–(continued)

Georgia Power Co., Series 2017A, 5.00% Pfd.	14,200	$337,676
Interstate Power & Light Co., Series D, 5.10% Pfd.	9,000	216,180
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	5,300	143,153
PPL Capital Funding, Inc., Series B, 5.90% Pfd.	23,700	595,344
SCE Trust IV, Series J, 5.38% Pfd.	27,200	671,296
SCE Trust V, Series K, 5.45% Pfd.	20,100	506,721
SCE Trust VI, 5.00% Pfd.	39,400	892,410
Southern Co. (The), 5.25% Pfd.	52,600	1,276,076
Southern Co. (The), 5.25% Pfd.	23,000	546,940
Southern Co. (The), 6.25% Pfd.	38,400	999,168
		9,117,878

Health Care REITs–0.15%

Senior Housing Properties Trust, 5.63% Pfd.	30,200	751,980
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Pfd.	12,300	309,714
		1,061,694

Industrial Conglomerates–0.41%

General Electric Co., 4.70% Pfd.	36,800	910,800
General Electric Co., 4.88% Pfd.	35,300	886,030
General Electric Co., 4.88% Pfd.	42,000	1,052,100
		2,848,930

Integrated Telecommunication Services–0.34%

AT&T Inc., 5.35% Pfd.	68,300	1,710,232
Verizon Communications Inc., 5.90% Pfd.	25,600	661,760
		2,371,992

Internet Software & Services–0.14%

eBay Inc., 6.00% Pfd.	38,400	994,944

Investment Banking & Brokerage–1.88%

BGC Partners Inc., 8.13% Pfd.	4,400	112,156
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	29,700	779,031
Charles Schwab Corp. (The), Series D, 5.95% Pfd.	45,300	1,191,843
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	34,700	903,935
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	61,900	1,711,535
Goldman Sachs Group, Inc. (The), Series N, 6.30% Pfd.	76,700	2,027,948
Morgan Stanley, Series E, 7.13% Pfd.	14,900	423,905
Morgan Stanley, Series F, 6.88% Pfd.	30,700	861,442
Morgan Stanley, Series G, 6.63% Pfd.	25,600	666,368
Morgan Stanley, Series I, 6.38% Pfd.	78,800	2,133,116
Morgan Stanley, Series K, 5.85% Pfd.	65,700	1,718,055
Stifel Financial Corp., 5.20% Pfd.	9,200	222,456

	Shares	Value

Investment Banking & Brokerage–(continued)

Stifel Financial Corp., Series A, 6.25% Pfd.	6,500	$170,300
		12,922,090

Life & Health Insurance–0.52%

Aegon N.V. (Netherlands), 6.38% Pfd.	6,700	171,252
Aegon N.V. (Netherlands), 8.00% Pfd.	45,100	1,175,306
Prudential Financial Inc., 5.70% Pfd.	32,200	808,864
Prudential Financial Inc., 5.75% Pfd.	27,700	696,932
Prudential PLC (United Kingdom), 6.75% Pfd.	12,300	322,137
Torchmark Corp., 6.13% Pfd.	15,100	392,902
		3,567,393

Mortgage REITs–0.06%

Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	17,300	445,475

Multi-Line Insurance–0.21%

American Financial Group, Inc., 6.00% Pfd.	14,900	379,354
Hartford Financial Services Group Inc. (The), 7.88% Pfd.	30,700	891,528
Kemper Corp., 7.38% Pfd.	7,700	198,275
		1,469,157

Multi-Sector Holdings–0.12%

PartnerRe Ltd. (Bermuda), Series H, 7.25% Pfd.	30,200	831,708

Multi-Utilities–0.29%

DTE Energy Co., Series B, 5.38% Pfd.	22,600	555,734
DTE Energy Co., Series E, 5.25% Pfd.	20,000	484,000
DTE Energy Co., Series F, 6.00% Pfd.	17,300	452,568
Integrys Holding, Inc., 6.00% Pfd.	19,850	534,958
		2,027,260

Office REITs–0.35%

Boston Properties, Inc., Series B, 5.25% Pfd.	9,000	219,870
Equity Commonwealth, 5.75% Pfd.	8,700	218,370
Government Properties Income Trust, 5.88% Pfd.	15,600	394,524
SL Green Realty Corp., Series I, 6.50% Pfd.	11,800	297,124
Vornado Realty Trust, Series L, 5.40% Pfd.	53,000	1,285,780
		2,415,668

Office Services & Supplies–0.08%

Pitney Bowes Inc., 6.70% Pfd.	22,300	536,092

Oil & Gas Refining & Marketing–0.15%

NuStar Energy L.P., Series A, 8.50% Pfd.	32,100	809,562
NuStar Energy L.P., Series C, 9.00% Pfd.	7,700	196,735
		1,006,297

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Oil & Gas Storage & Transportation–0.02%

Targa Resources Partners L.P., Series A, 9.00% Pfd.	6,200	$166,656

Property & Casualty Insurance–1.04%

Allstate Corp. (The), 5.10% Pfd.	20,500	531,565
Allstate Corp. (The), 5.63% Pfd.	15,800	393,894
Allstate Corp. (The), Series C, 6.75% Pfd.	15,800	406,692
Allstate Corp. (The), Series E, 6.63% Pfd.	39,400	1,020,460
Allstate Corp. (The), Series F, 6.25% Pfd.	23,000	595,700
Arch Capital Group Ltd., Series E, 5.25% Pfd.	19,800	461,538
Arch Capital Group Ltd., Series F, 5.45% Pfd.	11,900	290,717
Argo Group U.S. Inc., 6.50% Pfd.	6,800	172,176
Aspen Insurance Holdings Ltd. (Bermuda), 5.63% Pfd.	15,100	372,819
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	11,500	300,380
Assured Guaranty Municipal Holdings Inc., 6.25% Pfd.	9,900	249,183
AXIS Capital Holdings Ltd., Series E, 5.50% Pfd.	39,700	961,137
Hanover Insurance Group, Inc. (The), 6.35% Pfd.	8,700	219,153
Selective Insurance Group, Inc., 5.88% Pfd.	8,700	220,023
W. R. Berkley Corp., 5.63% Pfd.	15,800	388,680
W. R. Berkley Corp., 5.75% Pfd.	22,300	557,277
		7,141,394

Regional Banks–2.23%

Associated Banc-Corp, Series D, 5.38% Pfd.	4,100	103,730
BB&T Corp., Series D, 5.85% Pfd.	23,800	601,902
BB&T Corp., Series E, 5.63% Pfd.	63,100	1,568,666
BB&T Corp., Series H, 5.63% Pfd.	68,300	1,764,189
BOK Financial Corp., 5.38% Pfd.	7,100	180,269
CIT Group Inc., Series A, 5.80% Pfd.	70,000	71,575
Commerce Bancshares Inc., Series B, 6.00% Pfd.	6,900	180,297
Cullen/Frost Bankers, Inc., 5.38% Pfd.	7,100	175,157
Fifth Third Bancorp, Series I, 6.63% Pfd.	23,000	650,440
First Horizon National Corp., Series A, 6.20% Pfd.	3,500	87,833
First Republic Bank, Series D, 5.50% Pfd.	12,600	315,756
First Republic Bank, Series E, 7.00% Pfd.	4,500	119,475
First Republic Bank, Series F, 5.70% Pfd.	10,200	260,610
First Republic Bank, Series G, 5.50% Pfd.	9,500	241,300
First Republic Bank, Series H, 5.13% Pfd.	9,900	241,164
FNB Corp., 7.25% Pfd.	5,600	166,768

	Shares	Value

Regional Banks–(continued)

Hancock Holding Co., 5.95% Pfd.	7,400	$193,510
Huntington Bancshares, Inc., Series C, 5.88% Pfd.	10,200	260,610
Huntington Bancshares, Inc., Series D, 6.25% Pfd.	19,800	529,056
KeyCorp, Series E, 6.13% Pfd.	25,200	712,026
MB Financial Inc., Series C, 6.00% Pfd.	10,000	247,200
People’s United Financial, Inc., Series A, 5.63% Pfd.	11,500	299,000
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	94,600	2,617,582
Regions Financial Corp., Series A, 6.38% Pfd.	21,000	535,080
Regions Financial Corp., Series B, 6.38% Pfd.	30,700	843,943
Sterling Bancorp., Series A, 6.50% Pfd.	6,700	174,937
SunTrust Banks, Inc., Series E, 5.88% Pfd.	23,700	600,321
TCF Financial Corp., Series B, 6.45% Pfd.	3,700	93,758
TCF Financial Corp., Series C, 5.70% Pfd.	11,300	279,675
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	12,400	316,324
Valley National Bancorp, Series A, 6.25% Pfd.	11,300	304,309
Valley National Bancorp, Series B, 5.50% Pfd.	3,900	100,191
Webster Financial Corp., Series F, 5.25% Pfd.	7,900	191,338
Wintrust Financial Corp., Series D, 6.50% Pfd.	6,300	171,360
Zions Bancorp., Series G, 6.30% Pfd.	7,300	197,830
		15,397,181

Reinsurance–0.41%

Maiden Holdings, Ltd., 6.63% Pfd.	3,600	71,532
Maiden Holdings, Ltd., Series A, 8.25% Pfd.	9,100	205,842
Maiden Holdings, Ltd., Series C, 7.13% Pfd.	9,000	184,950
Maiden Holdings, Ltd., Series D, 6.70% Pfd.	11,900	217,294
Reinsurance Group of America, Inc., 5.75% Pfd.	25,600	688,640
Reinsurance Group of America, Inc., 6.20% Pfd.	14,900	414,816
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	21,000	508,200
Validus Holdings, Ltd., Series A, 5.88% Pfd.	9,200	233,404
Validus Holdings, Ltd., Series B, 5.80% Pfd.	10,700	269,640
		2,794,318

Residential REITs–0.04%

American Homes 4 Rent, Series F, 5.88% Pfd.	7,900	195,130

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Residential REITs–(continued)

American Homes 4 Rent, Series G, 5.88% Pfd.	4,500	$110,205
		305,335

Retail REITs–0.43%

CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	29,700	596,673
DDR Corp., Series A, 6.38% Pfd.	11,500	287,040
DDR Corp., Series J, 6.50% Pfd.	13,600	330,616
Kimco Realty Corp., Series I, 6.00% Pfd.	3,762	94,313
Kimco Realty Corp., Series L, 5.13% Pfd.	18,400	420,624
Kimco Realty Corp., Class M, 5.25% Pfd.	18,400	427,248
National Retail Properties, Inc., Series E, 5.70% Pfd.	9,200	228,620
National Retail Properties, Inc., Series F, 5.20% Pfd.	19,000	445,930
Washington Prime Group Inc., Series H, 7.50% Pfd.	4,400	104,456
		2,935,520

Specialized REITs–0.89%

Digital Realty Trust Inc., Series C, 6.63% Pfd.	8,400	222,600
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	17,400	433,608
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	22,700	597,918
Digital Realty Trust Inc., Series J, 5.25% Pfd.	18,100	423,359
EPR Properties, Series G, 5.75% Pfd.	7,600	183,616
Public Storage, Series A, 5.88% Pfd.	8,400	215,040
Public Storage, Series B, 5.40% Pfd.	27,100	671,267
Public Storage, Series C, 5.13% Pfd.	33,300	791,541
Public Storage, Series D, 4.95% Pfd.	39,400	914,080
Public Storage, Series E, 4.90% Pfd.	40,900	940,700
Public Storage, Series F, 5.15% Pfd.	8,100	192,213
Public Storage, Series G, 5.05% Pfd.	14,900	348,213
Public Storage, Series Y, 6.38% Pfd.	8,100	210,195
		6,144,350

Thrifts & Mortgage Finance–0.11%

New York Community Bancorp Inc., Series A, 6.38% Pfd.	25,900	724,941

Trading Companies & Distributors–0.03%

GATX Corp., 5.63% Pfd.	6,800	170,952

Wireless Telecommunication Services–0.30%

Telephone & Data Systems Inc., 5.88% Pfd.	14,900	351,193
Telephone & Data Systems Inc., 7.00% Pfd.	24,800	615,040
United States Cellular Corp., 6.95% Pfd.	7,600	185,668

	Shares	Value

Wireless Telecommunication Services–(continued)

United States Cellular Corp., 7.25% Pfd.	16,700	$416,331
United States Cellular Corp., 7.25% Pfd.	19,700	494,273
		2,062,505
Total Preferred Stocks (Cost $156,654,895)		152,639,261

Common Stocks & Other Equity Interests–15.29%

Diversified REITs–0.65%

Gladstone Commercial Corp.	65,575	1,245,928
Global Net Lease, Inc.	103,709	1,902,023
Lexington Realty Trust	147,993	1,334,897
		4,482,848

Health Care REITs–1.39%

MedEquities Realty Trust, Inc.	152,444	1,664,689
Medical Properties Trust Inc.	116,817	1,527,966
New Senior Investment Group Inc.	352,334	2,698,878
Sabra Health Care REIT, Inc.	110,767	2,004,883
Senior Housing Properties Trust	97,013	1,681,235
		9,577,651

Hotel & Resort REITs–1.70%

Apple Hospitality REIT, Inc.	72,119	1,405,599
Ashford Hospitality Prime Inc.	172,070	1,552,071
Ashford Hospitality Trust, Inc.	258,299	1,663,446
Chatham Lodging Trust	58,472	1,309,773
Chesapeake Lodging Trust	43,871	1,200,749
Hersha Hospitality Trust	82,929	1,538,333
Hospitality Properties Trust	52,741	1,498,372
LaSalle Hotel Properties	50,752	1,549,966
		11,718,309

Mortgage REITs–8.26%

AG Mortgage Investment Trust, Inc.	99,613	1,737,251
AGNC Investment Corp.	241,076	4,529,818
Annaly Capital Management, Inc.	207,990	2,192,215
Anworth Mortgage Asset Corp.	319,484	1,552,692
Apollo Commercial Real Estate Finance, Inc.	105,852	1,923,331
Blackstone Mortgage Trust, Inc. -Class A	82,328	2,552,168
Capstead Mortgage Corp.	131,591	1,080,362
Cherry Hill Mortgage Investment Corp.	67,527	1,145,258
Chimera Investment Corp.	336,212	5,712,242
CYS Investments, Inc.	368,215	2,481,769
Ellington Residential Mortgage REIT	44,876	485,109
Granite Point Mortgage Trust Inc.	60,700	1,046,466
Ladder Capital Corp.	94,785	1,371,539
MFA Financial, Inc.	654,528	4,686,420
MTGE Investment Corp.	133,783	2,274,311
New Residential Investment Corp.	384,759	6,652,483
Orchid Island Capital Inc.	267,845	2,030,265
PennyMac Mortgage Investment Trust	73,389	1,203,580
Redwood Trust, Inc.	75,108	1,118,358

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Mortgage REITs–(continued)

Starwood Property Trust, Inc.	230,271	$4,695,226
Two Harbors Investment Corp.	320,259	4,723,820
Western Asset Mortgage Capital Corp.	183,478	1,711,850
		56,906,533

Office REITs–0.49%

Franklin Street Properties Corp.	146,151	1,481,971
Government Properties Income Trust	110,419	1,894,790
		3,376,761

Residential REITs–0.20%

Independence Realty Trust, Inc.	153,877	1,414,130

Retail REITs–1.82%

DDR Corp.	297,383	2,414,750
Kite Realty Group Trust	78,323	1,320,526
Pennsylvania Real Estate Investment Trust	155,761	1,738,293
Ramco-Gershenson Properties Trust	96,649	1,277,700
Tanger Factory Outlet Centers, Inc.	49,830	1,254,719
Washington Prime Group Inc.	450,621	2,965,086
Whitestone REIT	119,175	1,565,959
		12,537,033

Specialized REITs–0.78%

CoreCivic, Inc.	69,318	1,608,871
EPR Properties	20,230	1,194,784
Farmland Partners Inc.	145,199	1,183,372
Geo Group, Inc. (The)	60,870	1,372,607
		5,359,634
Total Common Stocks & Other Equity Interests (Cost $111,497,666)		105,372,899

Exchange-Traded Notes–9.04%

ETRACS Alerian MLP Infrastructure Index ETN, 6.62% (linked to the Alerian MLP Infrastructure Index - 0.21%), 04/02/2040(d)	1,140,000	28,693,800
JPMorgan Alerian MLP Index ETN, 6.28% (linked to the Alerian MLP Index - 0.21%), 05/24/2024(d)	1,145,000	33,605,750
Total Exchange Traded Notes (Cost $62,266,071)		62,299,550

	Principal Amount

U.S. Treasury Securities–8.77%

U.S. Treasury Bills–0.08%

1.05%, 02/01/2018(f)(g)	$10,000	10,000
1.09%, 02/01/2018(f)(g)	130,000	130,000
1.11%, 02/01/2018(f)(g)	125,000	125,000
1.59%, 07/26/2018(f)	250,000	248,050
		513,050

	Principal Amount		Value

U.S. Treasury STRIPS–8.69%

2.71%, 11/15/2045(f)(h)		$25,685,000	$11,366,625
2.88%, 11/15/2045(f)(h)		6,400,000	2,832,252
2.90%, 11/15/2045(f)(h)		8,800,000	3,894,347
2.91%, 11/15/2045(f)(h)		3,000,000	1,327,618
2.94%, 11/15/2045(f)(h)		4,800,000	2,124,189
2.95%, 11/15/2045(f)(h)		4,000,000	1,770,158
2.96%, 11/15/2045(f)(h)		19,000,000	8,408,249
2.97%, 11/15/2045(f)(h)		5,200,000	2,301,205
2.98%, 11/15/2045(f)(h)		4,300,000	1,902,919
2.99%, 11/15/2045(f)(h)		2,300,000	1,017,841
3.02%, 11/15/2045(f)(h)		7,100,000	3,142,030
3.03%, 11/15/2045(f)(h)		1,500,000	663,809
3.08%, 11/15/2045(f)(h)		5,900,000	2,610,982
3.10%, 11/15/2045(f)(h)		900,000	398,285
3.13%, 11/15/2045(f)(h)		2,100,000	929,333
3.14%, 11/15/2045(f)(h)		7,000,000	3,097,776
3.17%, 11/15/2045(f)(h)		2,800,000	1,239,110
3.19%, 11/15/2045(f)(h)		3,000,000	1,327,618
3.23%, 11/15/2045(f)(h)		5,200,000	2,301,205
3.24%, 11/15/2045(f)(h)		2,200,000	973,587
3.27%, 11/15/2045(f)(h)		11,015,000	4,874,571
3.31%, 11/15/2045(f)(h)		3,100,000	1,371,872
			59,875,581
Total U.S. Treasury Securities (Cost $60,373,331)			60,388,631

Non-U.S. Dollar Denominated Bonds & Notes–0.25%(i)

Cable & Satellite–0.07%

SES S.A. (Luxembourg), REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 4.63%(b)(c)	EUR	400,000	534,657

Electric Utilities–0.05%

Enel S.p.A. (Italy), REGS, Jr. Unsec. Sub. Euro Bonds, 6.63%, 09/15/2076(b)	GBP	200,000	328,151

Food Retail–0.05%

Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 4.63%, 03/15/2025(b)	GBP	250,000	337,238

Health Care Services–0.04%

Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	200,000	268,912

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount		Value

Restaurants–0.04%

PizzaExpress Financing 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.63%, 08/01/2021(b)	GBP	200,000	$269,486
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,540,698)			1,738,444

Variable Rate Senior Loan Interests–0.20%(j)

Food Retail–0.20%

Albertson’s LLC, Term Loan B-4, 4.10% (1 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $1,358,297)		$1,399,471	1,393,698

	Shares
Money Market Funds–2.21%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (k)		5,327,962	5,327,962
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (k)		3,804,481	3,805,242
Invesco Treasury Portfolio – Institutional Class, 1.22% (k)		6,089,100	6,089,100
Total Money Market Funds (Cost $15,222,027)			15,222,304
TOTAL INVESTMENTS IN SECURITIES–99.33% (Cost $692,864,677)			684,492,464
OTHER ASSETS LESS LIABILITIES–0.67%			4,597,853

NET ASSETS–100.00%			$689,090,317

Investment Abbreviations:

Conv.	—	Convertible
Deb.	—	Debentures
ETN	—	Exchange-Traded Notes
EUR	—	Euro
GBP	—	British Pound
Gtd.	—	Guaranteed
Jr.	—	Junior
LIBOR	—	London Interbank Offered Rate
MLP		Master Limited Partnership
Pfd.	—	Preferred
PIK	—	Pay-in-Kind
REGS	—	Regulation S
REIT	—	Real Estate Investment Trust
Sec.	—	Secured
Sr.	—	Senior
STRIPS	—	Separately Traded Registered Interest and Principal Security
Sub.	—	Subordinated
Unsec.	—	Unsecured
USD	—	U.S. Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $135,038,603, which represented 19.60% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2018.

(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g)	All or a portion of the value was designated as collateral to cover margin requirements for open swap agreements. See Note 1I.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F.

(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(j)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

Open Over-The-Counter Credit Default Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(a)	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
5 Year Credit Default Swap	Call	Citibank N.A.	1.09%	Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	04/18/18	3.01%	$(8,520)	$ 7,100,000	$ (7,462)	$ (1,058)
5 Year Credit Default Swap	Put	Citibank N.A.	1.07%	Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	04/18/18	3.01%	(48,280)	7,100,000	(49,316)	1,036
Total Credit Default Swaptions Written—Credit Risk									$(56,800)		$(56,778)	$(22)

(a)	Implied credit spreads represent the current level as of January 31, 2018 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
Dow Jones Euro STOXX 50 Index	522	March-2018	$ 23,330,268	$ 116,030	$ 116,030
E-Mini Russell 2000	178	March-2018	14,026,400	511,314	511,314
E-Mini S&P 500 Index	154	March-2018	21,758,660	1,496,556	1,496,556
FTSE 100 Index	279	March-2018	29,578,594	51,392	51,392
Hang Seng Index	106	February-2018	22,252,601	(90,661)	(90,661)
Topix Stock Price Index	184	March-2018	31,003,756	1,051,163	1,051,163
Subtotal—Equity Risk				3,135,794	3,135,794
Long Gilt	26	March-2018	4,508,774	(84,157)	(84,157)
Subtotal—Interest Rate Risk				(84,157)	(84,157)
Subtotal—Long Futures Contracts				3,051,637	3,051,637
Short Futures Contracts
Euro Bonds	45	March-2018	(8,872,876)	139,983	139,983
U.S. Treasury Long Bonds	144	March-2018	(21,285,000)	668,724	668,724
Subtotal—Interest Rate Risk				808,707	808,707
Subtotal—Short Futures Contracts				808,707	808,707
Total Futures Contracts					$ 3,860,344

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
02/28/2018	Barclays Bank PLC	EUR	583,995	USD	689,814	$ (36,410)
02/28/2018	Barclays Bank PLC	GBP	609,156	USD	809,353	(56,384)
Total Forward Foreign Currency Contracts—Currency Risk						$ (92,794)

    Currency Abbreviations:

EUR — Euro	GBP — British Pound Sterling	USD — U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Multi-Asset Income Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses

Invesco Multi-Asset Income Fund

D.	Foreign Currency Translations – (continued)

realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Invesco Multi-Asset Income Fund

G.	Call Options Purchased and Written – (continued)

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

H.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco Multi-Asset Income Fund

I.	Swap Agreements – (continued)

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Invesco Multi-Asset Income Fund

I.	Swap Agreements – (continued)

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

J.	Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
K.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

Invesco Multi-Asset Income Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$3,751,179	$281,686,498	$—	$285,437,677
Preferred Stocks	150,367,940	2,271,321	—	152,639,261
Common Stocks & Other Equity Interests	105,372,899	—	—	105,372,899
Exchange-Traded Notes	62,299,550	—	—	62,299,550
U.S. Treasury Securities	—	60,388,631	—	60,388,631
Non-U.S. Dollar Denominated Bonds & Notes	—	1,738,444	—	1,738,444
Variable Rate Senior Loan Interests	—	1,393,698	—	1,393,698
Money Market Funds	15,222,304	—	—	15,222,304
Total Investments in Securities	337,013,872	347,478,592	—	684,492,464
Other Investments – Assets*
Futures Contracts	4,035,162	—	—	4,035,162
Other Investments – Liabilities*
Futures Contracts	(174,818)	—	—	(174,818)
Forward Foreign Currency Contracts	—	(92,794)	—	(92,794)
Options Written	—	(56,778)	—	(56,778)
	(174,818)	(149,572)	—	(324,390)
Total Other Investments	3,860,344	(149,572)	—	3,710,772
Total Investments	$340,874,216	$347,329,020	$—	$688,203,236
*  Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$—	$3,226,455	$808,707	$4,035,162
Derivatives not subject to master netting agreements	—	—	(3,226,455)	(808,707)	(4,035,162)
Total Derivative Assets subject to master netting agreements	$—	$—	$—	$—	$—

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$—	$—	$(90,661)	$(84,157)	$(174,818)
Options written, at value—OTC	(56,778)	—	—	—	(56,778)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(92,794)	—	—	(92,794)
Total Derivative Liabilities	(56,778)	(92,794)	(90,661)	(84,157)	(324,390)
Derivatives not subject to master netting agreements	—	—	90,661	84,157	174,818
Total Derivative Liabilities subject to master netting agreements	$(56,778)	$(92,794)	$—	$—	$(149,572)

Invesco Multi-Asset Income Fund

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$ (9,269)	$—	$—	$ (9,269)
Futures contracts	—	—	8,538,552	(347,192)	8,191,360
Options written	0	—	—	—	0
Swap agreements	170,644	—	—	—	170,644
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(84,864)	—	—	(84,864)
Futures contracts	—	—	(1,721,423)	779,636	(941,787)
Options written	(22)	—	—	—	(22)
Swap agreements	(119,180)	—	—	—	(119,180)
Total	$ 51,442	$ (94,133)	$ 6,817,129	$ 432,444	$ 7,206,882

The table below summarizes the three month average notional value of forward foreign currency contracts and futures contracts, two month average notional value of swap agreements outstanding and one day average notional value of options written outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Written	Swap Agreements
Average notional value	$1,548,291	$167,443,546	$38,904	$4,950,000

Invesco Multi-Asset Income Fund

Invesco Pacific Growth Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	MS-PGRO-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.05%

Australia–4.58%

Cochlear Ltd.	8,261	$1,156,404
Commonwealth Bank of Australia	484	30,720
National Australia Bank Ltd.	30,256	709,285
Orora Ltd.	823,356	2,162,881
Treasury Wine Estates Ltd.	133,597	1,840,089
		5,899,379

China–15.88%

Baidu, Inc. -ADR(a)	8,820	2,177,834
China Animal Healthcare Ltd. (a)(b)	349,000	26,320
China Construction Bank Corp. -Class H	2,316,000	2,670,509
China Vanke Co., Ltd. -Class H	243,000	1,187,088
Ping An Insurance (Group) Co. of China Ltd. -Class H	237,000	2,819,939
Precision Tsugami (China) Corp. Ltd. -REGS (a)(c)	420,000	702,273
Sunny Optical Technology Group Co., Ltd.	46,000	636,847
Tencent Holdings Ltd.	162,400	9,624,504
ZTE Corp. -Class H (a)	163,000	593,856
		20,439,170

Hong Kong–3.83%

AIA Group Ltd.	213,400	1,832,537
Henderson Land Development Co. Ltd.	121	846
Hong Kong Exchanges & Clearing Ltd.	81,800	3,091,662
		4,925,045

India–7.83%

Bajaj Finance Ltd.	83,463	2,202,295
Britannia Industries Ltd.	33,795	2,489,496
Eicher Motors Ltd.	3,724	1,576,780
Future Retail Ltd. (a)	69,829	612,606
Maruti Suzuki India Ltd.	21,270	3,178,466
Praxis Home Retail Ltd. (a)	3,491	15,649
		10,075,292

Indonesia–2.24%

PT Telekomunikasi Indonesia Persero Tbk	2,828,100	844,091
PT Unilever Indonesia Tbk	502,300	2,041,321
		2,885,412

Japan–44.56%

AIDA ENGINEERING, LTD.	129,600	1,831,150
Daikin Industries, Ltd.	21,600	2,607,096
Daiwa House Industry Co., Ltd.	55,100	2,187,025
FUKUSHIMA INDUSTRIES CORP.	51,600	2,316,021
H.I.S. Co., Ltd.	64,400	2,334,271
Hitachi High-Technologies Corp.	41,200	1,944,155

	Shares	Value

Japan–(continued)

K’s Holdings Corp.	61,000	$1,709,153
Kakaku.com, Inc.	123,700	2,184,079
Komatsu Ltd.	74,700	2,909,725
Konoike Transport Co., Ltd.	113,200	2,066,571
Mitsubishi Corp.	79,700	2,238,030
Nidec Corp.	16,900	2,714,849
Nifco Inc.	33,400	2,347,369
OMRON Corp.	35,800	2,252,502
OTSUKA Corp.	28,200	2,374,949
PALTAC CORP.	39,900	1,771,262
Persol Holdings Co., Ltd.	48,700	1,217,172
Pilot Corp.	23,000	1,143,774
Resorttrust, Inc.	101,400	2,417,358
SCSK Corp.	35,500	1,632,408
Sekisui Chemical Co., Ltd.	99,500	1,902,305
Seria Co., Ltd.	15,300	910,965
Sompo Holdings, Inc.	70,100	2,820,630
Sumitomo Metal Mining Co., Ltd.	61,300	2,894,042
Tsubakimoto Chain Co.	219,000	1,839,544
Yamaha Motor Co., Ltd.	74,800	2,498,860
Yaskawa Electric Corp.	44,200	2,303,636
		57,368,901

Philippines–1.25%

Ayala Corp.	78,980	1,615,447

South Korea–9.03%

AMOREPACIFIC Group (a)	13,299	1,768,633
BGFretail Co., Ltd. (a)	6,005	1,237,240
BGF Co., Ltd. (a)	11,209	161,141
NAVER Corp.	2,206	1,880,084
Nongshim Co., Ltd.	2,864	867,716
Ottogi Corp. (a)	1,079	779,001
Samsung Electronics Co., Ltd.	2,102	4,926,167
		11,619,982

Taiwan–5.73%

Taiwan Semiconductor Manufacturing Co. Ltd.	841,143	7,371,614

Thailand–1.12%

Siam Cement PCL (The)	92,200	1,448,960
Total Common Stocks & Other Equity Interests (Cost $89,377,801)		123,649,202

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

	Shares	Value

Money Market Funds–3.74%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (d)	1,684,361	$1,684,361
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (d)	1,202,897	1,203,138
Invesco Treasury Portfolio – Institutional Class, 1.22% (d)	1,924,983	1,924,983
Total Money Market Funds (Cost $4,812,482)		4,812,482
TOTAL INVESTMENTS IN SECURITIES–99.79% (Cost $94,190,283)		128,461,684
OTHER ASSETS LESS LIABILITIES–0.21%		277,194
NET ASSETS–100.00%		$128,738,878

Investment Abbreviations:
ADR	—American Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(c)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2018 represented less than 1% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Pacific Growth Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco Pacific Growth Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Pacific Growth Fund

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were transfers from Level 1 to Level 2 of $17,756,642 and from Level 2 to Level 1 of $20,378,739, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$3,319,285	$2,580,094	$—	$5,899,379
China	16,405,823	4,007,027	26,320	20,439,170
Hong Kong	846	4,924,199	—	4,925,045
India	6,896,826	3,178,466	—	10,075,292
Indonesia	2,041,321	844,091	—	2,885,412
Japan	8,765,509	48,603,392	—	57,368,901
Philippines	1,615,447	—	—	1,615,447
South Korea	5,914,814	5,705,168	—	11,619,982
Taiwan	—	7,371,614	—	7,371,614
Thailand	—	1,448,960	—	1,448,960
Money Market Funds	4,812,482	—	—	4,812,482
Total Investments	$49,772,353	$78,663,011	$26,320	$128,461,684

Invesco Pacific Growth Fund

Invesco Select Companies Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	SCO-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks–94.81%

Airlines–5.43%
Spirit Airlines Inc. (b)	621,810	$26,190,637

Application Software–3.32%

Nuance Communications, Inc. (b)	899,784	16,025,153

Automotive Retail–0.65%

America’s Car-Mart, Inc. (b)	67,693	3,120,647

Cable & Satellite–4.89%

Liberty Broadband Corp. -Class A(b)	249,022	23,567,442

Commodity Chemicals–3.07%

Chemtrade Logistics Income Fund (Canada)	1,045,784	14,785,515

Communications Equipment–5.62%

CommScope Holding Co., Inc. (b)	701,631	27,104,006

Consumer Finance–5.87%

Encore Capital Group, Inc. (b)	681,989	28,268,444

Data Processing & Outsourced Services–10.75%

Alliance Data Systems Corp.	59,127	15,175,536
Global Payments Inc.	192,765	21,547,272
Sabre Corp.	726,795	15,095,532
		51,818,340

Diversified Support Services–2.92%

Performant Financial Corp. (b)(c)	5,527,196	14,094,350

Electrical Components & Equipment–4.45%

Regal-Beloit Corp.	275,077	21,428,498

Environmental & Facilities Services–1.05%

Team, Inc. (b)	296,491	5,040,347

Health Care Supplies–3.43%

Cooper Cos., Inc. (The)	67,612	16,542,628

IT Consulting & Other Services–4.60%

Booz Allen Hamilton Holding Corp.	565,823	22,168,945

Life Sciences Tools & Services–4.49%

Charles River Laboratories International, Inc. (b)	205,310	21,647,886

Oil & Gas Equipment & Services–1.79%

ION Geophysical Corp. (b)	491,699	8,629,318

Oil & Gas Storage & Transportation–6.64%

GasLog Ltd. (Monaco)	1,585,397	32,025,019

Other Diversified Financial Services–0.00%

Brompton Corp. (Canada)(b)(d)	69,374	0

	Shares	Value

Publishing–4.57%

John Wiley & Sons, Inc. -Class A	347,440	$22,027,696

Real Estate Services–3.72%

Colliers International Group Inc. (Canada)	296,104	17,934,755

Semiconductors–5.53%

Microsemi Corp. (b)	431,520	26,663,621

Specialty Chemicals–4.37%

Axalta Coating Systems Ltd. (b)	668,706	21,064,239

Systems Software–2.55%

TiVo Corp.	879,815	12,273,419

Trading Companies & Distributors–5.10%

SiteOne Landscape Supply, Inc. (b)	322,911	24,592,902
Total Common Stocks (Cost $323,606,210)		457,013,807

Money Market Funds–5.38%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (e)	9,075,636	9,075,636
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (e)	6,481,258	6,482,554
Invesco Treasury Portfolio – Institutional Class, 1.22% (e)	10,372,155	10,372,155
Total Money Market Funds (Cost $25,930,132)		25,930,345
TOTAL INVESTMENTS IN SECURITIES–100.19% (Cost $349,536,342)		482,944,152
OTHER ASSETS LESS LIABILITIES–(0.19)%		(915,908)
NET ASSETS–100.00%		$482,028,244

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2018 represented 2.92% of the Fund’s Net Assets. See Note 3.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Select Companies Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

See accompanying notes which are an integral part of this schedule.

Invesco Select Companies Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Select Companies Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$457,013,807	$—	$0	$457,013,807
Money Market Funds	25,930,345	—	—	25,930,345
Total Investments	$482,944,152	$—	$0	$482,944,152

Invesco Select Companies Fund

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the three months ended January 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 01/31/18	Dividend Income
ION Geophysical Corp. (a)	$7,320,183	$—	$(6,665,724)	$44,936,838	$(36,961,979)	$8,629,318	$—
Performant Financial Corp.	10,280,585	—	—	3,813,765	—	14,094,350	—
Total	$17,600,768	$—	$(6,665,724)	$48,750,603	$(36,961,979)	$22,723,668	$—

(a) As of January 31, 2018, this security is no longer considered as an affiliate of the fund.

Invesco Select Companies Fund

Invesco U.S. Managed Volatility Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2018

invesco.com/us	USMGV-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–101.39%

Advertising–0.08%

Omnicom Group Inc.	62	$4,752

Aerospace & Defense–3.07%

Arconic Inc.	127	3,818
Boeing Co. (The)	162	57,408
General Dynamics Corp.	80	17,798
L3 Technologies, Inc.	21	4,462
Lockheed Martin Corp.	77	27,323
Northrop Grumman Corp.	47	16,005
Raytheon Co.	78	16,297
Rockwell Collins, Inc.	44	6,094
TransDigm Group, Inc.	13	4,120
United Technologies Corp.	215	29,672
		182,997

Agricultural & Farm Machinery–0.24%

Deere & Co.	86	14,312

Agricultural Products–0.16%

Archer-Daniels-Midland Co.	147	6,314
Bunge Ltd.	38	3,018
		9,332

Air Freight & Logistics–0.80%

C.H. Robinson Worldwide, Inc.	37	3,384
Expeditors International of Washington, Inc.	47	3,053
FedEx Corp.	67	17,586
United Parcel Service, Inc. -Class B	185	23,554
		47,577

Airlines–0.14%

American Airlines Group Inc.	32	1,738
Delta Air Lines, Inc.	47	2,668
Southwest Airlines Co.	40	2,432
United Continental Holdings Inc. (b)	19	1,289
		8,127

Alternative Carriers–0.09%

CenturyLink Inc.	286	5,094

Apparel Retail–0.46%

Gap, Inc. (The)	60	1,994
L Brands, Inc.	63	3,156
Ross Stores, Inc.	101	8,321
TJX Cos., Inc. (The)	171	13,735
		27,206

	Shares	Value

Apparel, Accessories & Luxury Goods–0.20%

Tapestry, Inc.	77	$3,622
VF Corp.	106	8,601
		12,223

Application Software–1.19%

Adobe Systems Inc. (b)	132	26,368
Autodesk, Inc. (b)	59	6,822
Citrix Systems, Inc. (b)	40	3,710
Intuit Inc.	65	10,914
salesforce.com, inc. (b)	185	21,073
Snap Inc. -Class A (b)	154	2,082
		70,969

Asset Management & Custody Banks–1.23%

Ameriprise Financial, Inc.	39	6,579
Bank of New York Mellon Corp. (The)	273	15,479
BlackRock, Inc.	41	23,034
Franklin Resources, Inc.	89	3,774
Northern Trust Corp.	61	6,429
State Street Corp.	98	10,797
T. Rowe Price Group Inc.	63	7,033
		73,125

Auto Parts & Equipment–0.05%

BorgWarner, Inc.	56	3,151

Automobile Manufacturers–0.66%

Ford Motor Co.	1,049	11,507
General Motors Co.	374	15,861
Tesla, Inc. (b)	34	12,047
		39,415

Automotive Retail–0.25%

AutoZone, Inc. (b)	7	5,358
CarMax, Inc. (b)	49	3,497
O’Reilly Automotive, Inc. (b)	22	5,823
		14,678

Biotechnology–3.21%

AbbVie Inc.	431	48,367
Alexion Pharmaceuticals, Inc. (b)	60	7,159
Amgen Inc.	195	36,280
Biogen Inc. (b)	57	19,825
BioMarin Pharmaceutical Inc. (b)	47	4,241
Celgene Corp. (b)	213	21,547
Gilead Sciences, Inc.	350	29,330
Incyte Corp. (b)	58	5,237
Regeneron Pharmaceuticals, Inc. (b)	21	7,699
Vertex Pharmaceuticals Inc. (b)	68	11,347
		191,032

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Brewers–0.07%

Molson Coors Brewing Co. -Class B	52	$4,369

Broadcasting–0.13%

CBS Corp. -Class B	94	5,415
Discovery Communications, Inc. -Class A (b)	96	2,407
		7,822

Cable & Satellite–1.46%

Charter Communications, Inc. -Class A (b)	49	18,485
Comcast Corp. -Class A	1,241	52,780
DISH Network Corp. -Class A(b)	60	2,814
Liberty Broadband Corp. -Class C (b)	47	4,491
Liberty Media Corp-Liberty SiriusXM -Series C (b)	129	5,780
Sirius XM Holdings Inc.	382	2,334
		86,684

Casinos & Gaming–0.27%

Las Vegas Sands Corp.	97	7,520
MGM Resorts International	132	4,811
Wynn Resorts Ltd.	22	3,643
		15,974

Communications Equipment–1.10%

Cisco Systems, Inc.	1,319	54,791
Juniper Networks, Inc.	97	2,537
Motorola Solutions, Inc.	43	4,277
Palo Alto Networks, Inc. (b)	24	3,789
		65,394

Computer & Electronics Retail–0.08%

Best Buy Co., Inc.	66	4,822

Construction Machinery & Heavy Trucks–0.69%

Caterpillar Inc.	161	26,208
Cummins Inc.	43	8,084
PACCAR Inc.	93	6,934
		41,226

Construction Materials–0.15%

Martin Marietta Materials, Inc.	17	3,879
Vulcan Materials Co.	36	4,874
		8,753

Consumer Finance–0.93%

Ally Financial Inc.	117	3,483
American Express Co.	229	22,762
Capital One Financial Corp.	129	13,411
Discover Financial Services	95	7,581
Synchrony Financial	207	8,214
		55,451

Copper–0.13%

Freeport-McMoRan Inc. (b)	389	7,586

	Shares	Value

Data Processing & Outsourced Services–3.06%

Alliance Data Systems Corp.	14	$3,593
Automatic Data Processing, Inc.	119	14,712
Fidelity National Information Services, Inc.	90	9,212
Fiserv, Inc. (b)	55	7,746
FleetCor Technologies Inc. (b)	23	4,888
Mastercard Inc. -Class A	280	47,320
Paychex, Inc.	86	5,870
PayPal Holdings, Inc. (b)	305	26,023
Visa Inc. -Class A	486	60,376
Western Union Co. (The)	122	2,536
		182,276

Distillers & Vintners–0.23%

Brown-Forman Corp. -Class B	54	3,742
Constellation Brands, Inc. -Class A	45	9,876
		13,618

Distributors–0.07%

Genuine Parts Co.	39	4,059

Diversified Banks–5.97%

Bank of America Corp.	2,592	82,944
Citigroup Inc.	693	54,387
JPMorgan Chase & Co.	917	106,070
U.S. Bancorp	445	25,427
Wells Fargo & Co.	1,317	86,632
		355,460

Diversified Chemicals–0.80%

DowDuPont Inc.	633	47,842

Drug Retail–0.65%

CVS Health Corp.	272	21,404
Walgreens Boots Alliance, Inc.	233	17,535
		38,939

Electric Utilities–1.74%

American Electric Power Co., Inc.	133	9,148
Avangrid, Inc.	15	731
Duke Energy Corp.	189	14,836
Edison International	88	5,503
Entergy Corp.	49	3,856
Eversource Energy	85	5,363
Exelon Corp.	258	9,935
FirstEnergy Corp.	120	3,948
NextEra Energy, Inc.	127	20,119
PG&E Corp.	138	5,855
PPL Corp.	184	5,864
Southern Co. (The)	272	12,270
Xcel Energy, Inc.	137	6,253
		103,681

Electrical Components & Equipment–0.33%

Emerson Electric Co.	173	12,496

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Electrical Components & Equipment–(continued)

Rockwell Automation, Inc.	35	$6,905
		19,401

Electronic Components–0.25%

Amphenol Corp. -Class A	82	7,607
Corning Inc.	225	7,025
		14,632

Environmental & Facilities Services–0.27%

Republic Services, Inc.	89	6,123
Waste Management, Inc.	115	10,170
		16,293

Fertilizers & Agricultural Chemicals–0.29%

Monsanto Co.	118	14,372
Mosaic Co. (The)	103	2,812
		17,184

Financial Exchanges & Data–0.83%

CME Group Inc. -Class A	91	13,967
Intercontinental Exchange, Inc.	155	11,445
Moody’s Corp.	51	8,251
S&P Global Inc.	68	12,315
Thomson Reuters Corp. (The) (Canada)	79	3,421
		49,399

Food Distributors–0.15%

Sysco Corp.	138	8,676

Food Retail–0.12%

Kroger Co. (The)	236	7,165

Footwear–0.40%

NIKE, Inc. -Class B	347	23,672

General Merchandise Stores–0.43%

Dollar General Corp.	74	7,631
Dollar Tree, Inc. (b)	62	7,130
Target Corp.	146	10,982
		25,743

General Partner (C-Corp.)–0.23%

ONEOK, Inc.	111	6,533
Williams Cos., Inc. (The)	222	6,969
		13,502

Gold–0.10%

Newmont Mining Corp.	143	5,793

Health Care Distributors–0.38%

AmerisourceBergen Corp.	43	4,286
Cardinal Health, Inc.	84	6,030
Henry Schein, Inc. (b)	41	3,103
McKesson Corp.	56	9,457
		22,876

	Shares	Value

Health Care Equipment–2.21%

Abbott Laboratories	468	$29,091
Baxter International Inc.	147	10,588
Becton, Dickinson and Co.	72	17,402
Boston Scientific Corp. (b)	371	10,373
Danaher Corp.	166	16,813
Edwards Lifesciences Corp. (b)	57	7,215
IDEXX Laboratories, Inc. (b)	23	4,302
Intuitive Surgical, Inc. (b)	30	12,950
Stryker Corp.	95	15,616
Zimmer Biomet Holdings, Inc.	55	6,992
		131,342

Health Care Facilities–0.13%

HCA Healthcare, Inc. (b)	76	7,688

Health Care REITs–0.24%

HCP, Inc.	126	3,034
Ventas, Inc.	96	5,373
Welltower Inc.	100	5,997
		14,404

Health Care Services–0.41%

DaVita Inc. (b)	50	3,902
Express Scripts Holding Co. (b)	149	11,798
Laboratory Corp. of America Holdings (b)	27	4,712
Quest Diagnostics Inc.	37	3,915
		24,327

Health Care Supplies–0.06%

DENTSPLY SIRONA Inc.	62	3,770

Health Care Technology–0.10%

Cerner Corp. (b)	86	5,945

Home Entertainment Software–0.41%

Activision Blizzard, Inc.	192	14,233
Electronic Arts Inc. (b)	81	10,284
		24,517

Home Furnishings–0.08%

Mohawk Industries, Inc. (b)	17	4,778

Home Improvement Retail–1.45%

Home Depot, Inc. (The)	315	63,284
Lowe’s Cos., Inc.	221	23,145
		86,429

Hotel & Resort REITs–0.07%

Host Hotels & Resorts Inc.	196	4,069

Hotels, Resorts & Cruise Lines–0.56%

Carnival Corp.	110	7,877
Hilton Worldwide Holdings Inc.	80	6,852
Marriott International Inc. -Class A	81	11,935
Royal Caribbean Cruises Ltd.	49	6,544
		33,208

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Household Appliances–0.06%

Whirlpool Corp.	19	$3,447

Household Products–1.61%

Church & Dwight Co., Inc.	67	3,273
Clorox Co. (The)	35	4,959
Colgate-Palmolive Co.	235	17,446
Kimberly-Clark Corp.	94	10,998
Procter & Gamble Co. (The)	687	59,316
		95,992

Housewares & Specialties–0.06%

Newell Brands, Inc.	131	3,464

Hypermarkets & Super Centers–1.08%

Costco Wholesale Corp.	117	22,800
Wal-Mart Stores, Inc.	391	41,680
		64,480

Industrial Conglomerates–1.99%

3M Co.	161	40,330
General Electric Co.	2,333	37,725
Honeywell International Inc.	205	32,732
Roper Technologies, Inc.	27	7,576
		118,363

Industrial Gases–0.38%

Air Products and Chemicals, Inc.	59	9,934
Praxair, Inc.	77	12,435
		22,369

Industrial Machinery–0.68%

Dover Corp.	41	4,354
Fortive Corp.	83	6,310
Illinois Tool Works Inc.	92	15,978
Parker-Hannifin Corp.	36	7,251
Stanley Black & Decker Inc.	41	6,815
		40,708

Industrial REITs–0.15%

Prologis, Inc.	142	9,246

Insurance Brokers–0.19%

Marsh & McLennan Cos., Inc.	137	11,442

Integrated Oil & Gas–3.02%

Chevron Corp.	515	64,555
Exxon Mobil Corp.	1,141	99,609
Occidental Petroleum Corp.	206	15,444
		179,608

Integrated Telecommunication Services–2.04%

AT&T Inc.	1,657	62,055
Verizon Communications Inc.	1,102	59,585
		121,640

	Shares	Value

Internet & Direct Marketing Retail–3.74%

Amazon.com, Inc. (b)	109	$158,147
Expedia, Inc.	33	4,224
Liberty Interactive Corp. QVC Group -Series A (b)	170	4,775
Netflix Inc. (b)	113	30,544
Priceline Group Inc. (The) (b)	13	24,857
		222,547

Internet Software & Services–5.49%

Akamai Technologies, Inc. (b)	44	2,947
Alphabet Inc. -Class A (b)	160	189,155
eBay Inc. (b)	259	10,510
Facebook, Inc. -Class A (b)	640	119,610
Twitter, Inc. (b)	175	4,517
		326,739

Investment Banking & Brokerage–1.19%

Charles Schwab Corp. (The)	321	17,122
Goldman Sachs Group, Inc. (The)	93	24,914
Morgan Stanley	364	20,584
TD Ameritrade Holding Corp.	148	8,257
		70,877

IT Consulting & Other Services–1.02%

Cognizant Technology Solutions Corp. -Class A	158	12,321
DXC Technology Co.	77	7,665
International Business Machines Corp.	248	40,598
		60,584

Life & Health Insurance–0.77%

Aflac, Inc.	104	9,173
Lincoln National Corp.	58	4,802
MetLife, Inc.	281	13,508
Principal Financial Group, Inc.	77	5,205
Prudential Financial, Inc.	113	13,427
		46,115

Life Sciences Tools & Services–0.89%

Agilent Technologies, Inc.	87	6,388
Illumina, Inc. (b)	39	9,073
IQVIA Holdings Inc. (b)	41	4,190
Mettler-Toledo International Inc. (b)	7	4,727
Thermo Fisher Scientific, Inc.	108	24,204
Waters Corp. (b)	20	4,312
		52,894

Managed Health Care–1.99%

Aetna Inc.	86	16,066
Anthem, Inc.	68	16,854
Cigna Corp.	65	13,543
Humana Inc.	38	10,710

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Managed Health Care–(continued)

UnitedHealth Group Inc.	258	$61,089
		118,262

Metal & Glass Containers–0.06%

Ball Corp.	93	3,560

Mortgage REITs–0.05%

Annaly Capital Management, Inc.	313	3,299

Motorcycle Manufacturers–0.04%

Harley-Davidson, Inc.	45	2,181

Movies & Entertainment–1.44%

Time Warner Inc.	210	20,024
Twenty-First Century Fox, Inc. -Class A	490	18,081
Viacom Inc. -Class B	98	3,275
Walt Disney Co. (The)	408	44,337
		85,717

Multi-Line Insurance–0.42%

American International Group, Inc.	241	15,405
Hartford Financial Services Group, Inc. (The)	94	5,523
Loews Corp.	75	3,874
		24,802

Multi-Sector Holdings–1.30%

Berkshire Hathaway Inc. -Class B (b)	360	77,177

Multi-Utilities–0.85%

Ameren Corp.	65	3,681
Consolidated Edison, Inc.	84	6,750
Dominion Energy, Inc.	173	13,224
DTE Energy Co.	48	5,071
NiSource Inc.	93	2,295
Public Service Enterprise Group Inc.	136	7,054
Sempra Energy	68	7,277
WEC Energy Group, Inc.	85	5,466
		50,818

Office REITs–0.14%

Boston Properties, Inc.	41	5,072
Vornado Realty Trust	46	3,297
		8,369

Oil & Gas Equipment & Services–0.80%

Baker Hughes, a GE Co.	115	3,697
Halliburton Co.	236	12,673
National Oilwell Varco Inc.	102	3,742
Schlumberger Ltd.	372	27,372
		47,484

Oil & Gas Exploration & Production–1.52%

Anadarko Petroleum Corp.	144	8,647
Apache Corp.	103	4,622
Cabot Oil & Gas Corp.	123	3,241

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Concho Resources Inc. (b)	40	$6,298
ConocoPhillips	317	18,643
Continental Resources, Inc. (b)	23	1,277
Devon Energy Corp.	141	5,833
EOG Resources, Inc.	156	17,940
EQT Corp.	70	3,800
Hess Corp.	76	3,839
Marathon Oil Corp.	228	4,147
Noble Energy, Inc.	129	3,937
Pioneer Natural Resources Co.	46	8,414
		90,638

Oil & Gas Refining & Marketing–0.57%

Marathon Petroleum Corp.	126	8,728
Phillips 66	138	14,131
Valero Energy Corp.	117	11,229
		34,088

Oil & Gas Storage & Transportation–0.22%

Cheniere Energy, Inc. (b)	63	3,563
Kinder Morgan, Inc.	519	9,332
		12,895

Packaged Foods & Meats–1.31%

Campbell Soup Co.	52	2,421
Conagra Brands, Inc.	108	4,104
General Mills, Inc.	150	8,773
Hershey Co. (The)	40	4,413
Hormel Foods Corp.	141	4,841
JM Smucker Co. (The)	30	3,807
Kellogg Co.	93	6,334
Kraft Heinz Co. (The)	250	19,597
Mondelez International, Inc. -Class A	400	17,760
Tyson Foods, Inc. -Class A	81	6,165
		78,215

Paper Packaging–0.12%

International Paper Co.	111	6,977

Personal Products–0.17%

Coty Inc. -Class A	121	2,373
Estee Lauder Cos. Inc. (The) -Class A	59	7,962
		10,335

Pharmaceuticals–4.46%

Bristol-Myers Squibb Co.	441	27,606
Eli Lilly & Co.	296	24,109
Johnson & Johnson	726	100,326
Merck & Co., Inc.	739	43,786
Pfizer Inc.	1,607	59,523
Zoetis Inc.	131	10,052
		265,402

Property & Casualty Insurance–0.56%

Allstate Corp. (The)	96	9,482

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Property & Casualty Insurance–(continued)

Markel Corp. (b)	4	$4,591
Progressive Corp. (The)	156	8,439
Travelers Cos., Inc. (The)	73	10,944
		33,456

Railroads–0.93%

CSX Corp.	224	12,716
Kansas City Southern	27	3,055
Norfolk Southern Corp.	77	11,618
Union Pacific Corp.	209	27,901
		55,290

Regional Banks–1.27%

BB&T Corp.	207	11,424
Citizens Financial Group, Inc.	130	5,967
Fifth Third Bancorp	182	6,024
First Republic Bank	43	3,851
KeyCorp	286	6,120
M&T Bank Corp.	38	7,250
PNC Financial Services Group, Inc. (The)	127	20,068
Regions Financial Corp.	303	5,827
SunTrust Banks, Inc.	127	8,979
		75,510

Research & Consulting Services–0.20%

Equifax Inc.	32	3,998
Nielsen Holdings PLC	95	3,554
Verisk Analytics, Inc. -Class A (b)	44	4,402
		11,954

Residential REITs–0.28%

AvalonBay Communities, Inc.	37	6,305
Equity Residential	97	5,976
Essex Property Trust, Inc.	18	4,194
		16,475

Restaurants–1.20%

Chipotle Mexican Grill, Inc. (b)	7	2,273
McDonald’s Corp.	212	36,282
Starbucks Corp.	372	21,133
Yum China Holdings, Inc.	95	4,407
Yum! Brands, Inc.	89	7,529
		71,624

Retail REITs–0.36%

GGP Inc.	167	3,846
Realty Income Corp.	78	4,149
Simon Property Group, Inc.	83	13,560
		21,555

Semiconductor Equipment–0.47%

Applied Materials, Inc.	287	15,392
KLA-Tencor Corp.	42	4,612
Lam Research Corp.	43	8,235
		28,239

	Shares	Value

Semiconductors–3.32%

Analog Devices, Inc.	99	$9,096
Intel Corp.	1,258	60,560
Maxim Integrated Products, Inc.	75	4,575
Microchip Technology Inc.	62	5,904
Micron Technology, Inc. (b)	308	13,466
NVIDIA Corp.	156	38,345
QUALCOMM Inc.	397	27,095
Skyworks Solutions, Inc.	49	4,763
Texas Instruments Inc.	264	28,953
Xilinx, Inc.	68	4,965
		197,722

Soft Drinks–1.91%

Coca-Cola Co. (The)	1,142	54,348
Dr Pepper Snapple Group, Inc.	48	5,729
Monster Beverage Corp. (b)	111	7,573
PepsiCo, Inc.	382	45,955
		113,605

Specialized REITs–1.11%

American Tower Corp. -Class A	115	16,986
Crown Castle International Corp.	109	12,292
Digital Realty Trust, Inc.	56	6,269
Equinix, Inc.	21	9,559
Public Storage	40	7,830
SBA Communications Corp. -Class A (b)	31	5,410
Weyerhaeuser Co.	202	7,583
		65,929

Specialty Chemicals–0.49%

Ecolab Inc.	77	10,601
PPG Industries, Inc.	68	8,074
Sherwin-Williams Co. (The)	25	10,428
		29,103

Specialty Stores–0.06%

Ulta Beauty, Inc. (b)	16	3,554

Steel–0.09%

Nucor Corp.	85	5,692

Systems Software–4.45%

CA, Inc.	84	3,011
Dell Technologies Inc. -Class V (b)	55	3,944
Microsoft Corp.	2,055	195,246
Oracle Corp.	831	42,871
Red Hat, Inc. (b)	47	6,175
ServiceNow, Inc. (b)	46	6,848
Symantec Corp.	167	4,547
VMware, Inc. -Class A(b)	18	2,228
		264,870

Technology Hardware, Storage & Peripherals–4.36%

Apple Inc.	1,377	230,551
Hewlett Packard Enterprise Co.	418	6,855
HP Inc.	451	10,517

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Technology Hardware, Storage & Peripherals–(continued)

NetApp, Inc.	73	$4,490
Western Digital Corp.	78	6,941
		259,354

Tobacco–1.36%

Altria Group, Inc.	512	36,014
Philip Morris International Inc.	419	44,929
		80,943

Trading Companies & Distributors–0.13%

Fastenal Co.	77	4,232
W.W. Grainger, Inc.	14	3,775
		8,007

Water Utilities–0.07%

American Water Works Co., Inc.	48	3,992

Wireless Telecommunication Services–0.09%

T-Mobile US, Inc. (b)	79	5,143
Total Common Stocks & Other Equity Interests (Cost $5,767,867)		6,035,510

	Shares	Value

Money Market Funds–0.13%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (c)	2,599	$2,599
Invesco Liquid Assets Portfolio – Institutional Class, 1.48% (c)	1,872	1,873
Invesco Treasury Portfolio – Institutional Class, 1.22% (c)	2,970	2,970
Total Money Market Funds (Cost $7,442)		7,442
TOTAL INVESTMENTS IN SECURITIES–101.52% (Cost $5,775,309)		6,042,952
OTHER ASSETS LESS LIABILITIES–(1.52)%		(90,458)
NET ASSETS–100.00%		$5,952,494

Investment Abbreviations:

REIT — Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco U.S. Managed Volatility Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco U.S. Managed Volatility Fund

As of January 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period ended December 18, 2018 (commencement date) to January 31, 2018, there were no material transfers between valuation levels.

Invesco U.S. Managed Volatility Fund

Invesco World Bond Fund
Quarterly Schedule of Portfolio Holdings January 31, 2018

invesco.com/us	WBD-QTR-1 03/18	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2018

(Unaudited)

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–43.76%(a)

Australia–2.29%

Australia Government Bond, REGS, Series 136, Sr. Unsec. Bonds, 4.75%, 04/21/2027(b)	AUD	800,000	$747,902

Austria–1.54%

OMV AG, REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(c)	EUR	400,000	504,076

Brazil–1.19%

Brazil Letras do Tesouro Nacional, Unsec. Bills, 0.00%, 01/01/2022(d)	BRL	1,740,000	387,469

Canada–3.04%

City of Ottawa, Unsec. Bonds, 3.10%, 07/27/2048	CAD	500,000	392,520

Province of British Columbia, Unsec. Bonds, 2.80%, 06/18/2048	CAD	290,000	226,582

Province of Ontario, Unsec. Bonds, 3.45%, 06/2/2045	CAD	430,000	373,621
			992,723

France–1.78%

Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(c)	GBP	200,000	322,102

TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.63%(b)(c)	EUR	200,000	261,303
			583,405

Germany–0.62%

Volkswagen International Finance N.V., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 3.88%(b)(c)	EUR	160,000	202,787

India–1.46%

Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/9/2020(b)	INR	30,000,000	475,687

Indonesia–3.84%

Indonesia Treasury Bond, Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	6,200,000,000	569,446
Series FR72, Sr. Unsec. Bonds, 8.25%, 05/15/2036	IDR	4,300,000,000	362,188
Series FR75, Sr. Unsec. Bonds, 7.50%, 05/15/2038	IDR	4,100,000,000	325,433
			1,257,067

	Principal Amount		Value

Italy–1.92%

Italy Buoni Poliennali del Tesoro, REGS, Sr. Unsec. Euro Bonds, 2.80%, 03/01/2067(b)	EUR	560,000	$626,862

Ivory Coast–0.42%

Ivory Coast Government International Bond, Sr. Unsec. Bonds, 5.13%, 06/15/2025(b)	EUR	100,000	135,716

Japan–3.48%

Japan Government Forty Year Bond, Series 9, Sr. Unsec. Bonds, 0.40%, 03/20/2056	JPY	150,000,000	1,138,684

Luxembourg–0.61%

SES S.A., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 4.63%(b)(c)	EUR	150,000	200,496

Mexico–3.43%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	12,000,000	641,605
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/21/2027(b)	EUR	400,000	481,454
			1,123,059

Netherlands–3.78%

Achmea B.V., Series 1, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(c)	EUR	500,000	660,237
Coöperatieve Rabobank U.A., REGS, Jr. Unsec. Sub. Euro Bonds, 5.50%(b)(c)	EUR	200,000	272,589
Rabobank Capital Funding Trust IV, REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.56%(b)(c)	GBP	200,000	304,393
			1,237,219

Peru–0.78%

Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032(b)	PEN	737,000	255,393

Russia–1.02%

Russian Federal Bond - OFZ, Series 6218, Unsec. Bonds, 8.50%, 09/17/2031	RUB	17,000,000	332,587

Spain–1.76%

Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 3.45%, 07/30/2066(b)	EUR	400,000	576,144

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

	Principal Amount		Value

Switzerland–0.87%

UBS Group AG, REGS, Jr. Unsec. Sub. Euro Bonds, 5.75%(b)(c)	EUR	200,000	$283,932

United Kingdom–4.84%

Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	200,000	277,910
Coventry Building Society (The), REGS, Jr. Unsec. Sub. Euro Bonds, 6.38%(b)(c)	GBP	280,000	417,939
Direct Line Insurance Group PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 9.25%, 04/27/2042(b)	GBP	100,000	182,271
Nationwide Building Society, REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.88%(b)(c)	GBP	200,000	299,719
NGG Finance PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 5.63%, 06/18/2073(b)	GBP	250,000	405,997
			1,583,836

United States–5.09%

Apple Inc., REGS, Sr. Unsec. Medium-Term Notes, 3.70%, 08/28/2022(b)	AUD	1,100,000	917,338
Goldman Sachs Group, Inc. (The), REGS, Sr. Unsec. Medium-Term DIP Notes, 5.00%, 08/08/2018(b)	AUD	600,000	490,421
Verizon Communications Inc., Sr. Unsec. Euro Notes, 2.88%, 01/15/2038	EUR	200,000	255,020
			1,662,779
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $13,082,546)			14,307,823

U.S. Dollar Denominated Bonds & Notes–21.27%

Brazil–4.61%

Braskem Netherlands Finance B.V., Sr. Unsec. Gtd. Notes, 4.50%, 01/10/2028(b)		$398,000	402,875
Hidrovias International Finance S.a.r.l., Sr. Unsec. Gtd. Notes, 5.95%, 01/24/2025(b)		200,000	201,680
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes,
5.75%, 02/01/2029		424,000	419,908
7.38%, 01/17/2027		110,000	122,227
8.75%, 05/23/2026		300,000	361,650
			1,508,340

	Principal Amount	Value

Cayman Islands–0.57%

SPARC EM SPC Panama Metro Line 2 S.P., Sr. Sec. Gtd. Notes, 0.00%, 12/05/2022(b)(d)	$200,000	$185,000

China–0.62%

Tencent Holdings Ltd., Sr. Unsec. Notes, 3.93%, 01/19/2038(b)	203,000	201,469

Colombia–0.63%

Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings, REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	200,000	206,750

Ecuador–1.43%

Ecuador Government International Bond, Sr. Unsec. Notes, 7.88%, 01/23/2028(b)	235,000	238,878
9.63%, 06/02/2027(b)	200,000	227,750
		466,628

Ireland–0.89%

AerCap Global Aviation Trust, Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	267,000	292,365

Mexico–2.37%

Mexico City Airport Trust, Sr. Sec. Notes, 4.25%, 10/31/2026(b)	219,000	221,245
Petróleos Mexicanos, Sr. Unsec. Gtd. Notes, 6.50%, 03/13/2027(b)	233,000	254,844
SixSigma Networks México, S.A. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/07/2021(b)	89,000	94,451
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., Unsec. Sub. Notes, 8.88%(b)(c)	200,000	203,950
		774,490

Netherlands–0.99%

ING Groep N.V., Jr. Unsec. Sub. Global Notes, 6.50%(c)	300,000	324,000

Nigeria–0.64%

Nigeria Government International Bond, Sr. Unsec. Notes, 6.50%, 11/28/2027(b)	200,000	207,924

Oman–0.62%

Oman Government International Bond, Sr. Unsec. Notes, 5.63%, 01/17/2028(b)	200,000	201,693

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

	Principal Amount		Value

Pakistan–0.92%

Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec. Notes, 5.63%, 12/05/2022(b)	$300,000		$302,449

United Arab Emirates–0.77%

Abu Dhabi Crude Oil Pipeline LLC, Sr. Sec. Bonds, 4.60%, 11/02/2047(b)	250,000		251,791

United States–5.22%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	246,000		269,940
Energy Transfer Partners, L.P., Series B, Jr. Unsec. Sub. Global Notes, 6.63%(c)	281,000		281,506
Enterprise Products Operating LLC, Series E, Jr. Unsec. Sub. Gtd. Deb., 5.25%, 08/16/2077	215,000		215,000
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	355,000		358,106
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	197,000		207,105
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	357,000		376,635
			1,708,292

Zambia–0.99%

First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.50%, 04/01/2025(b)	300,000		322,515
Total U.S. Dollar Denominated Bonds & Notes (Cost $6,630,478)			6,953,706

U.S. Treasury Securities–17.66%

U.S. Treasury Inflation - Indexed Notes–6.11%
0.13%, 04/15/2022	2,028,560	(e)	1,999,671

U.S. Treasury Notes–11.55%
2.00%, 11/15/2026	4,000,000		3,776,797
Total U.S. Treasury Securities (Cost $5,896,503)			5,776,468

	Shares

Preferred Stock–1.38%

United States–1.38%

Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd. (Cost $454,493)	353		451,840

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.29%

United States–0.29%

Freddie Mac Multifamily Securitization, Series K038, Class X1, Variable Rate Pass Through Ctfs., 1.17%, 03/25/2024 (Cost $97,232) (f)	$1,644,246	$96,229

	Shares
Money Market Funds–6.82%

Invesco Government & Agency Portfolio – Institutional Class, 1.24% (g)	780,192	780,192
Invesco Liquid Assets Portfolio –Institutional Class, 1.48% (g)	557,238	557,349
Invesco Treasury Portfolio – Institutional Class, 1.22% (g)	891,647	891,647
Total Money Market Funds (Cost $2,229,154)		2,229,188

Options Purchased–0.35%
(Cost $77,869) (h)		114,109
TOTAL INVESTMENTS IN SECURITIES–91.53% (Cost $28,468,275)		29,929,363
OTHER ASSETS LESS LIABILITIES–8.47%		2,769,422

NET ASSETS–100.00%		$32,698,785

Investment Abbreviations:

AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
Conv.	—Convertible
Ctfs.	—Certificates
Deb.	—Debentures
DIP	—Debtor-in-Possession
EUR	—Euro
GBP	—British Pound Sterling
Gtd.	—Guaranteed
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
Jr.	—Junior
MXN	—Mexican Peso
PEN	—Peru Nuevo Sol
Pfd.	—Preferred
REGS	—Regulation S
RUB	—Russian Ruble
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2018 was $12,930,000, which represented 39.54% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Zero coupon bond issued at a discount.
(e)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.
(f)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect January 31, 2018.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2018.
(h)	The table below details options purchased. See Note 1H and 1I.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Notional Value	Value
JPY versus EUR	Call	Goldman Sachs International	06/27/2018	JPY 140.00	EUR 1,100,000	$12,165

EUR versus USD	Put	Barclays Bank PLC	03/01/2018	USD 1.14	EUR 500,000	5
USD versus MXN	Put	Citibank, N.A.	07/17/2018	MXN 18.50	USD 1,000,000	22,190
Subtotal—Put						22,195
Subtotal Foreign Currency Options Purchased—Currency Risk						$34,360

Open Over-The-Counter Interest Rate Swaptions Purchased – Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Put	Merrill Lynch International	2.58%	Pay	3 Month USD LIBOR	Quarterly	07/10/2018	$3,000,000	$79,749
Total Options Purchased (Cost $77,869)									$114,109

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
MXN versus USD	Call	Citibank, N.A.	07/17/2018	MXN	22.00	$(22,595)	USD	1,000,000	$(8,791)	$13,804

Open Futures Contracts (a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Euro-BTP	9	March-2018	$(1,519,373)	$19,485	$19,485
U.S. Treasury 10 Year Treasury Notes	32	March-2018	(3,890,500)	30,299	30,299
Total Futures Contracts—Interest Rate Risk				$49,784	$49,784
(a)	Futures contracts collateralized by $60,735 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date						Unrealized
		Contract to				Appreciation
	Counterparty	Deliver		Receive		(Depreciation)
02/28/2018	Barclays Bank PLC	MXN	4,300,000	USD	231,405	$ 1,363
02/28/2018	Barclays Bank PLC	USD	325,953	AUD	430,000	20,522
02/28/2018	Barclays Bank PLC	USD	1,653,632	EUR	1,399,959	87,282
02/28/2018	Barclays Bank PLC	USD	720,787	GBP	540,000	46,665
02/28/2018	Barclays Bank PLC	USD	681,936	RUB	40,000,000	27,186
02/28/2018	CIBC World Markets Corp.	USD	477,966	SEK	4,000,000	30,495
02/28/2018	Citigroup Global Markets Inc.	USD	367,330	KRW	400,000,000	6,776
02/28/2018	Citigroup Global Markets Inc.	USD	324,620	TRY	1,300,000	18,740
02/28/2018	Deutsche Bank Securities Inc.	PLN	1,500,000	USD	448,726	249
02/28/2018	Deutsche Bank Securities Inc.	USD	403,642	CAD	500,000	2,969
02/28/2018	Deutsche Bank Securities Inc.	USD	1,491,876	CZK	32,000,000	82,047
02/28/2018	Deutsche Bank Securities Inc.	USD	363,396	EUR	300,000	9,668
02/28/2018	Deutsche Bank Securities Inc.	USD	503,055	JPY	55,000,000	1,426
02/28/2018	Deutsche Bank Securities Inc.	USD	445,734	PLN	1,500,000	2,744
02/28/2018	Goldman Sachs International	MXN	12,600,000	USD	674,322	246
02/28/2018	Goldman Sachs International	USD	232,471	CZK	5,000,000	13,455
02/28/2018	Goldman Sachs International	USD	1,091,455	SEK	8,900,000	39,870
02/28/2018	Goldman Sachs International	USD	331,154	TRY	1,300,000	12,206
02/28/2018	Merrill Lynch International	USD	1,709,860	AUD	2,210,000	70,859
02/28/2018	Merrill Lynch International	USD	328,677	CLP	200,000,000	3,743
02/28/2018	Merrill Lynch International	USD	458,505	INR	30,000,000	11,304
02/28/2018	Merrill Lynch International	USD	313,507	MXN	6,000,000	7,481
02/28/2018	Merrill Lynch International	USD	327,691	ZAR	4,500,000	50,639
02/28/2018	Morgan Stanley & Co. LLC	USD	834,199	CLP	530,000,000	46,715
02/28/2018	Morgan Stanley & Co. LLC	USD	327,685	CZK	7,000,000	16,611
02/28/2018	Morgan Stanley & Co. LLC	USD	4,196,780	JPY	469,611,320	110,675
02/28/2018	RBC Capital Markets Corp.	USD	324,721	SEK	2,700,000	18,489
Subtotal—Appreciation						740,425
02/28/2018	Barclays Bank PLC	GBP	1,550,000	USD	2,082,186	(120,685)
02/28/2018	Barclays Bank PLC	RUB	40,000,000	USD	685,548	(23,575)
02/28/2018	Barclays Bank PLC	USD	285,048	GBP	200,000	(807)
02/28/2018	Barclays Bank PLC	ZAR	2,000,000	USD	166,168	(1,979)
02/28/2018	CIBC World Markets Corp.	SEK	6,700,000	USD	795,164	(56,507)
02/28/2018	Citigroup Global Markets Inc.	CAD	750,000	USD	587,622	(22,294)
02/28/2018	Citigroup Global Markets Inc.	MXN	12,000,000	USD	633,162	(8,816)
02/28/2018	Citigroup Global Markets Inc.	TRY	1,300,000	USD	317,964	(25,395)
02/28/2018	Deutsche Bank Securities Inc.	AUD	600,000	USD	469,466	(13,987)
02/28/2018	Deutsche Bank Securities Inc.	CZK	25,000,000	USD	1,178,218	(51,409)
02/28/2018	Deutsche Bank Securities Inc.	HUF	80,000,000	USD	320,192	(387)
02/28/2018	Deutsche Bank Securities Inc.	JPY	30,000,000	USD	274,588	(584)
02/28/2018	Deutsche Bank Securities Inc.	USD	235,294	INR	15,000,000	(390)
02/28/2018	Deutsche Bank Securities Inc.	USD	322,187	MXN	6,000,000	(1,199)
02/28/2018	Deutsche Bank Securities Inc.	USD	168,336	ZAR	2,000,000	(189)
02/28/2018	Deutsche Bank Securities Inc.	ZAR	4,500,000	USD	326,097	(52,232)
02/28/2018	Goldman Sachs International	AUD	400,000	USD	305,370	(16,932)
02/28/2018	Goldman Sachs International	CHF	520,000	USD	531,329	(28,512)
02/28/2018	Goldman Sachs International	CZK	5,000,000	USD	235,507	(10,418)
02/28/2018	Goldman Sachs International	EUR	600,000	USD	743,370	(2,757)
02/28/2018	Goldman Sachs International	INR	30,000,000	USD	457,701	(12,108)
02/28/2018	Goldman Sachs International	JPY	35,000,000	USD	320,745	(288)
02/28/2018	Goldman Sachs International	MXN	6,000,000	USD	319,445	(1,544)
02/28/2018	Goldman Sachs International	TRY	1,300,000	USD	328,018	(15,342)

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Open Forward Foreign Currency Contracts – (continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
02/28/2018	Merrill Lynch International	AUD	3,810,000	USD	2,888,527	$(181,401)
02/28/2018	Merrill Lynch International	IDR	7,900,000,000	USD	578,543	(11,480)
02/28/2018	Merrill Lynch International	INR	65,000,000	USD	1,010,130	(7,790)
02/28/2018	Merrill Lynch International	USD	591,008	IDR	7,900,000,000	(985)
02/28/2018	Merrill Lynch International	USD	313,873	INR	20,000,000	(667)
02/28/2018	Merrill Lynch International	USD	536,705	JPY	40,000,000	(2,347)
02/28/2018	Merrill Lynch International	USD	479,199	MXN	10,000,000	(1,724)
02/28/2018	Morgan Stanley & Co. LLC	CLP	530,000,000	USD	828,894	(52,020)
02/28/2018	Morgan Stanley & Co. LLC	JPY	20,000,000	USD	180,108	(3,339)
02/28/2018	Morgan Stanley & Co. LLC	MXN	13,500,000	USD	708,194	(14,030)
02/28/2018	RBC Capital Markets Corp.	EUR	500,000	USD	589,952	(31,821)
Subtotal—Depreciation						(775,940)
Total Open Forward Foreign Currency Contracts—Currency Risk						$ (35,515)

Open Centrally Cleared Interest Rate Swap Agreements (a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	3 Month CBA	Quarterly	2.39%	Semi-Annually	09/27/2027	CAD	(1,400,000)	$—	$24,139	$24,139
Pay	3 Month USD LIBOR	Quarterly	2.58	Semi-Annually	07/12/2028	USD	1,500,000	—	(29,296)	(29,296)
Total Centrally Cleared Interest Rate Swap Agreements—Interest Rate Risk								$—	$(5,157)	$ (5,157)

(a) Centrally Cleared swap agreements collateralized by $125,000 cash held with Credit Suisse, the swaps commission merchant.

    Abbreviations:

AUD	— Australian Dollar	GBP	— British Pound Sterling	MXN	— Mexican Peso
CAD	— Canadian Dollar	HUF	— Hungarian Forint	PLN	— Polish Zloty
CBA	— Canadian Bankers Acceptances	IDR	— Indonesian Rupiah	RUB	— Russian Ruble
CHF	— Swiss Franc	INR	— Indian Rupee	SEK	— Swedish Krona
CLP	— Chilean Peso	JPY	— Japanese Yen	TRY	— Turkish Lira
CZK	— Czech Koruna	KRW	— South Korean Won	USD	— U.S. Dollar
EUR	— Euro	LIBOR	— London Interbank Offered Rate	ZAR	— South African Rand

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco World Bond Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Invesco World Bond Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Invesco World Bond Fund

H.	Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
J.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Invesco World Bond Fund

J.	Swap Agreements – (continued)

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

Invesco World Bond Fund

J.	Swap Agreements – (continued)

Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of <<ReportDate_F1A1C0>> for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

K.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended January 31, 2018, there were no material transfers between valuation levels.

Invesco World Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non U.S. Denominated Bonds & Notes	$—	$14,307,823	$—	$14,307,823
U.S. Denominated Bonds & Notes	—	6,953,706	—	6,953,706
U.S. Treasury Securities	—	5,776,468	—	5,776,468
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	96,229	—	96,229
Preferred Stock	451,840	—	—	451,840
Money Market Funds	2,229,188	—	—	2,229,188
Options Purchased	—	114,109	—	114,109
Total Investments in Securities	2,681,028	27,248,335	—	29,929,363
Other Investments – Assets*
Forward Foreign Currency Contracts	—	740,425	—	740,425
Futures Contracts	49,784	—	—	49,784
Swap Agreements	—	24,139	—	24,139
	49,784	764,564	—	814,348
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(775,940)	—	(775,940)
Options Written	—	(8,791)	—	(8,791)
Swap Agreements	—	(29,296)	—	(29,296)
	—	(814,027)	—	(814,027)
Total Other Investments	49,784	(49,463)	—	321
Total Investments	$2,730,812	$27,198,872	$—	$29,929,684
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange Traded	$ —	$ 49,784	$49,784
Unrealized appreciation on swap agreements—Centrally Cleared	—	24,139	24,139
Options purchased, at value—OTC(a)	34,360	79,749	114,109
Unrealized appreciation on forward foreign currency contracts outstanding	740,425	—	740,425
Total Derivative Assets	774,785	153,672	928,457
Derivatives not subject to master netting agreements	—	(73,923)	(73,923)
Total Derivative Assets subject to master netting agreements	$774,785	$ 79,749	$854,534

Invesco World Bond Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements—Centrally Cleared	$ —	$(29,296)	$(29,296)
Options written, at value—OTC	(8,791)	—	(8,791)
Unrealized depreciation on forward foreign currency contracts outstanding	(775,940)	—	(775,940)
Total Derivative Liabilities	(784,731)	(29,296)	(814,027)
Derivatives not subject to master netting agreements	—	29,296	29,296
Total Derivative Liabilities subject to master netting agreements	$(784,731)	$ —	$(784,731)
(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the three months ended January 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ —	$(183,115)	$ —	$(183,115)
Futures contracts	—	—	568	568
Options purchased(a)	—	(7,759)	20,623	12,864
Swap agreements	(7,427)	—	(162,147)	(169,574)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	142,389	—	142,389
Futures contracts	—	—	91,035	91,035
Options purchased(a)	—	11,125	26,620	37,745
Options written	—	13,241	—	13,241
Swap agreements	(14,063)	—	98,940	84,877
Total	$(21,490)	$(24,119)	$ 75,639	$ 30,030
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$34,157,558	$4,492,400	$3,611,880	$52,754	$12,903,769

Invesco World Bond Fund

Item 2.	Controls and Procedures.

(a)	As of February 14, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 14, 2018, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 29, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 29, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	March 29, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.